UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3114

Fidelity Select Portfolios
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2011

Item 1. Reports to Stockholders

Fidelity®
Select Portfolios®
Consumer Discretionary Sector

Automotive Portfolio

Construction and Housing Portfolio

Consumer Discretionary Portfolio

Leisure Portfolio

Multimedia Portfolio

Retailing Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Automotive Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Construction and Housing Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Consumer Discretionary Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Leisure Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Multimedia Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Retailing Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Automotive Portfolio	.89%
Actual		$ 1,000.00	$ 1,481.40	$ 5.48
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Construction and Housing Portfolio	.96%
Actual		$ 1,000.00	$ 1,342.30	$ 5.58
HypotheticalA		$ 1,000.00	$ 1,020.03	$ 4.81
Consumer Discretionary Portfolio	.93%
Actual		$ 1,000.00	$ 1,305.70	$ 5.32
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Leisure Portfolio	.89%
Actual		$ 1,000.00	$ 1,253.30	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.38	$ 4.46
Multimedia Portfolio	.90%
Actual		$ 1,000.00	$ 1,366.10	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Retailing Portfolio	.92%
Actual		$ 1,000.00	$ 1,298.20	$ 5.24
HypotheticalA		$ 1,000.00	$ 1,020.23	$ 4.61

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Automotive Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Automotive Portfolio	50.90%	8.05%	9.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Automotive Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Automotive Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Michael Weaver, Portfolio Manager of Automotive Portfolio: For the year, the fund returned 50.90%, significantly outperforming both the 44.72% gain of its industry benchmark, the S&P® Custom Automobiles & Components Index, and the S&P 500®. Relative to its industry index, strong stock selection - particularly in the auto parts and equipment group - and favorable overall market positioning fueled the fund's outperformance. Underweighting the lagging automobile manufacturers group and slightly overweighting the construction/farm machinery/heavy trucks category, along with solid stock picking in both areas, bolstered relative performance. Security selection in the out-of-benchmark automotive retail group also helped. The biggest individual contributors were substantially overweighted positions in TRW Automotive Holdings, a leading supplier of airbags and other safety equipment, and Tenneco, a maker of vehicle emission-system components. Underweighting underperforming Japanese manufacturer and index heavyweight Toyota Motor also contributed, as did an out-of-benchmark investment in automotive retailer Lithia Motors. On the downside, a small stake in bonds issued by General Motors and security selection in consumer electronics were the primary detractors. In addition to GM, individual detractors included an underweighting in Canada-based Magna International, which makes automotive chassis, interiors and metal stampings, and a non-index position in Harman International, which produces audio products and electronic systems. Some holdings mentioned in this update were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Automotive Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. sponsored ADR	11.7	9.6
Ford Motor Co.	10.0	9.3
Honda Motor Co. Ltd. sponsored ADR	8.9	8.3
Lear Corp.	7.0	0.0
TRW Automotive Holdings Corp.	6.8	7.1
Tenneco, Inc.	4.9	4.9
Johnson Controls, Inc.	4.7	5.7
BorgWarner, Inc.	4.5	5.7
Harley-Davidson, Inc.	4.1	2.2
Magna International, Inc. Class A (sub. vtg.)	3.9	4.6
	66.5
Top Industries (% of fund's net assets)
As of February 28, 2011
Auto Components	52.6%
Automobiles	42.4%
Specialty Retail	3.2%
Machinery	1.2%
All Others*	0.6%

As of August 31, 2010
Auto Components	49.2%
Automobiles	30.9%
Specialty Retail	11.7%
Household Durables	2.8%
Machinery	2.5%
All Others*	2.9%

* Includes short-term investments and net other assets.

Annual Report

Automotive Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value
AUTO COMPONENTS - 52.6%
Auto Parts & Equipment - 50.6%
American Axle & Manufacturing Holdings, Inc. (a)	564,900	$ 7,552,713
Amerigon, Inc. (a)(e)	200,400	2,733,456
Autoliv, Inc.	178,155	13,342,028
BorgWarner, Inc. (a)	217,600	16,887,936
Dana Holding Corp. (a)	577,200	10,897,536
Delphi Corp. Class B (a)	300	6,270,000
Drew Industries, Inc.	32,100	742,473
Exide Technologies (a)	555,500	6,610,450
Federal-Mogul Corp. Class A (a)	346,824	7,286,772
Fuel Systems Solutions, Inc. (a)	14,200	413,504
Gentex Corp.	187,300	5,671,444
Johnson Controls, Inc.	431,670	17,612,136
Lear Corp.	247,400	26,174,920
Magna International, Inc. Class A (sub. vtg.)	299,384	14,749,575
Martinrea International, Inc. (a)	221,500	2,041,107
Modine Manufacturing Co. (a)	200,200	2,962,960
Stoneridge, Inc. (a)	132,589	1,999,442
Tenneco, Inc. (a)	455,280	18,156,566
Tower International, Inc.	101,300	1,752,490
TRW Automotive Holdings Corp. (a)	445,100	25,281,680
		189,139,188
Tires & Rubber - 2.0%
Cooper Tire & Rubber Co.	134,500	3,155,370
The Goodyear Tire & Rubber Co. (a)	300,026	4,254,369
		7,409,739
TOTAL AUTO COMPONENTS		196,548,927
AUTOMOBILES - 38.4%
Automobile Manufacturers - 34.3%
Ford Motor Co. (a)	2,476,661	37,273,748
General Motors Co.	338,900	11,363,317
Honda Motor Co. Ltd. sponsored ADR (e)	762,200	33,300,518
Thor Industries, Inc.	53,500	1,778,340
Toyota Motor Corp. sponsored ADR (e)	468,000	43,664,399
Winnebago Industries, Inc. (a)	49,400	714,324
		128,094,646
Motorcycle Manufacturers - 4.1%
Harley-Davidson, Inc.	374,900	15,303,418
TOTAL AUTOMOBILES		143,398,064
MACHINERY - 1.2%
Construction & Farm Machinery & Heavy Trucks - 1.2%
Accuride Corp. (a)	111,100	1,554,289
ArvinMeritor, Inc. (a)	172,100	3,084,032
		4,638,321

	Shares	Value
SPECIALTY RETAIL - 3.2%
Automotive Retail - 3.2%
Asbury Automotive Group, Inc. (a)	185,126	$ 3,415,575
Group 1 Automotive, Inc. (e)	58,300	2,463,175
Sonic Automotive, Inc. Class A (sub. vtg.) (e)	415,900	5,980,642
		11,859,392
TOTAL COMMON STOCKS (Cost $281,985,275)		356,444,704
Nonconvertible Bonds - 4.0%
	Principal Amount
AUTOMOBILES - 4.0%
Automobile Manufacturers - 4.0%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 31,005,000	9,766,575
7.125% 7/15/13 (d)	12,970,000	4,117,975
7.2% 1/15/49 (d)	10,000	3,200
8.25% 7/15/23 (d)	3,030,000	969,600
8.375% 7/15/33 (d)	25,000	8,313
		14,865,663
Money Market Funds - 21.7%
Shares
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $81,313,075)	81,313,075	81,313,075
TOTAL INVESTMENT PORTFOLIO - 121.1% (Cost $379,737,589)	452,623,442
NET OTHER ASSETS (LIABILITIES) - (21.1)%	(78,991,845)
NET ASSETS - 100%	$ 373,631,597
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,720
Fidelity Securities Lending Cash Central Fund	99,057
Total	$ 112,777
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 356,444,704	$ 350,174,704	$ 6,270,000	$ -
Nonconvertible Bonds	14,865,663	-	14,865,663	-
Money Market Funds	81,313,075	81,313,075	-	-
Total Investments in Securities:	$ 452,623,442	$ 431,487,779	$ 21,135,663	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.0%
Japan	20.6%
Canada	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $80,509,909) - See accompanying schedule: Unaffiliated issuers (cost $298,424,514)	$ 371,310,367
Fidelity Central Funds (cost $81,313,075)	81,313,075
Total Investments (cost $379,737,589)		$ 452,623,442
Cash		269
Receivable for investments sold		13,296,518
Receivable for fund shares sold		1,090,392
Dividends receivable		249,991
Distributions receivable from Fidelity Central Funds		13,611
Prepaid expenses		192
Other receivables		6,970
Total assets		467,281,385

Liabilities
Payable for fund shares redeemed	$ 6,051,273
Accrued management fee	191,168
Notes payable to affiliates	5,979,000
Other affiliated payables	81,469
Other payables and accrued expenses	33,803
Collateral on securities loaned, at value	81,313,075
Total liabilities		93,649,788

Net Assets		$ 373,631,597
Net Assets consist of:
Paid in capital		$ 297,505,507
Accumulated net investment loss		(6,345)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,246,754
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,885,681
Net Assets, for 7,972,418 shares outstanding		$ 373,631,597
Net Asset Value, offering price and redemption price per share ($373,631,597 ÷ 7,972,418 shares)		$ 46.87

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,271,062
Interest		507
Income from Fidelity Central Funds (including $99,057 from security lending)		112,777
Total income		1,384,346

Expenses
Management fee	$ 1,101,180
Transfer agent fees	451,459
Accounting and security lending fees	83,247
Custodian fees and expenses	16,040
Independent trustees' compensation	977
Registration fees	71,171
Audit	40,010
Legal	547
Interest	1,451
Miscellaneous	1,625
Total expenses before reductions	1,767,707
Expense reductions	(7,579)	1,760,128
Net investment income (loss)		(375,782)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,977,599
Foreign currency transactions	34,798
Total net realized gain (loss)		9,012,397
Change in net unrealized appreciation (depreciation) on: Investment securities	57,048,582
Assets and liabilities in foreign currencies	73
Total change in net unrealized appreciation (depreciation)		57,048,655
Net gain (loss)		66,061,052
Net increase (decrease) in net assets resulting from operations		$ 65,685,270

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (375,782)	$ (223,089)
Net realized gain (loss)	9,012,397	12,547,740
Change in net unrealized appreciation (depreciation)	57,048,655	32,049,790
Net increase (decrease) in net assets resulting from operations	65,685,270	44,374,441
Distributions to shareholders from net investment income	-	(69,440)
Distributions to shareholders from net realized gain	(3,086,154)	-
Total distributions	(3,086,154)	(69,440)
Share transactions Proceeds from sales of shares	420,037,518	237,075,048
Reinvestment of distributions	2,936,075	67,208
Cost of shares redeemed	(258,021,780)	(143,070,227)
Net increase (decrease) in net assets resulting from share transactions	164,951,813	94,072,029
Redemption fees	58,011	64,595
Total increase (decrease) in net assets	227,608,940	138,441,625

Net Assets
Beginning of period	146,022,657	7,581,032
End of period (including accumulated net investment loss of $6,345 and accumulated net investment loss of $60, respectively)	$ 373,631,597	$ 146,022,657
Other Information Shares
Sold	10,011,164	8,989,665
Issued in reinvestment of distributions	85,450	3,926
Redeemed	(6,740,636)	(5,130,314)
Net increase (decrease)	3,355,978	3,863,277

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.63	$ 10.07	$ 34.23	$ 40.24	$ 34.35
Income from Investment Operations
Net investment income (loss) B	(.08)	(.06)	.42	.18	.06
Net realized and unrealized gain (loss)	15.94	21.67	(24.30)	(4.98)	5.85
Total from investment operations	15.86	21.61	(23.88)	(4.80)	5.91
Distributions from net investment income	-	(.07)	(.28)	(.13)	(.06)
Distributions from net realized gain	(.63)	-	(.01)	(1.11)	-
Total distributions	(.63)	(.07)	(.29)	(1.24)	(.06)
Redemption fees added to paid in capital B	.01	.02	.01	.03	.04
Net asset value, end of period	$ 46.87	$ 31.63	$ 10.07	$ 34.23	$ 40.24
Total Return A	50.90%	215.39%	(69.99)%	(12.11)%	17.33%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.99%	1.47%	1.19%	1.58%
Expenses net of fee waivers, if any	.91%	.99%	1.15%	1.15%	1.22%
Expenses net of all reductions	.91%	.97%	1.15%	1.15%	1.21%
Net investment income (loss)	(.19)%	(.23)%	1.73%	.44%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 373,632	$ 146,023	$ 7,581	$ 25,823	$ 47,708
Portfolio turnover rate D	91%	156%	156%	258%	256%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Construction and Housing Portfolio	26.24%	0.55%	9.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Construction and Housing Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Construction and Housing Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Daniel Kelley, Portfolio Manager of Construction and Housing Portfolio: For the year, the fund returned 26.24%, beating the 24.78% return of its sector benchmark, the MSCI® U.S. IM Custom Construction & Housing 25/50 Index, and the broadly based S&P 500®. The fund's outperformance of the MSCI index was driven primarily by robust stock picking and an overweighting in the construction and engineering group, an industry where I increased the portfolio's exposure during the period. This area gained momentum when project demand, or backlog, began to rebound. This uptick in orders boosted the industry's stocks, including our stakes in KBR and Fluor, both large global engineering firms. Another lift came from stakes in two out-of-index groups - retail real estate investment trusts (REITs) and real estate services. In the former, shopping center landlord CBL & Associates Properties gained ground, while in the latter, commercial real estate broker CB Richard Ellis Group moved up nicely. CB Richard Ellis' stock was sold prior to period end. Shares of both companies benefited from improving trends in commercial real estate that bolstered their business activities. The fund also had a good result from underweighting the construction materials area, including a lighter-than-index stake in crushed stone producer Vulcan Materials. Positioning in diversified real estate activities and building products also contributed. On the flip side, the biggest relative detractor was our significant overweighting and poor security selection in the homebuilding area, including the fund's two biggest individual detractors, PulteGroup and KB Home. Both stocks underperformed along with the entire industry, and were also beset with company-specific problems. Pulte had trouble digesting a poorly timed acquisition, while the U.S. Securities and Exchange Commission investigated KB's accounting practices. KB also had problems with a joint venture in Las Vegas and an onerous cost structure that further hampered margins. Elsewhere, the fund had some poor results in residential REITs, where our sizable underweighting was costly, including a lighter-than-index stake in rental property manager AvalonBay Communities and untimely ownership of Equity Residential.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Construction and Housing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	19.0	23.3
Lowe's Companies, Inc.	16.9	12.4
Equity Residential (SBI)	7.7	7.2
Fluor Corp.	4.7	5.5
Foster Wheeler Ag	4.5	3.5
Jacobs Engineering Group, Inc.	4.3	1.7
Toll Brothers, Inc.	3.9	3.9
Lennar Corp. Class A	3.7	3.3
Vulcan Materials Co.	3.6	1.3
KBR, Inc.	2.5	3.8
	70.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Specialty Retail	35.9%
Construction & Engineering	23.1%
Real Estate Investment Trusts	17.6%
Household Durables	12.2%
Construction Materials	4.6%
All Others*	6.6%

As of August 31, 2010
Specialty Retail	35.9%
Real Estate Investment Trusts	20.0%
Construction & Engineering	18.4%
Household Durables	15.3%
Building Products	4.8%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Construction and Housing Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
BUILDING PRODUCTS - 3.5%
Building Products - 3.5%
Masco Corp.	91,800	$ 1,247,562
Owens Corning (a)	50,169	1,792,538
Quanex Building Products Corp.	45,143	852,751
		3,892,851
CONSTRUCTION & ENGINEERING - 23.1%
Construction & Engineering - 23.1%
AECOM Technology Corp. (a)	33,900	970,896
Dycom Industries, Inc. (a)	116,700	2,014,242
Fluor Corp.	74,500	5,271,620
Foster Wheeler AG (a)	139,300	5,037,088
Granite Construction, Inc.	18,700	532,950
Jacobs Engineering Group, Inc. (a)	95,600	4,785,736
KBR, Inc.	85,400	2,801,120
Shaw Group, Inc. (a)	60,950	2,420,934
URS Corp. (a)	45,371	2,111,113
		25,945,699
CONSTRUCTION MATERIALS - 4.6%
Construction Materials - 4.6%
Eagle Materials, Inc.	33,400	1,079,488
Vulcan Materials Co. (d)	88,500	4,057,725
		5,137,213
HOUSEHOLD DURABLES - 12.2%
Homebuilding - 12.2%
Beazer Homes USA, Inc. (a)(d)	91,978	427,698
D.R. Horton, Inc.	201,437	2,385,014
KB Home (d)	54,763	725,610
Lennar Corp. Class A	207,478	4,182,756
M.D.C. Holdings, Inc.	25,900	679,875
M/I Homes, Inc. (a)	15,293	204,162
PulteGroup, Inc. (a)	66,683	460,113
Ryland Group, Inc.	18,200	315,952
Toll Brothers, Inc. (a)	203,250	4,321,095
		13,702,275
REAL ESTATE INVESTMENT TRUSTS - 17.6%
Residential REITs - 17.4%
American Campus Communities, Inc.	16,200	541,404
Apartment Investment & Management Co. Class A	28,371	727,716
AvalonBay Communities, Inc.	17,969	2,174,788
BRE Properties, Inc.	6,900	327,819
Camden Property Trust (SBI)	34,800	2,059,116
Education Realty Trust, Inc.	57,600	475,200
Equity Residential (SBI)	157,600	8,685,336
Essex Property Trust, Inc.	9,500	1,175,910
Mid-America Apartment Communities, Inc.	11,470	745,206

	Shares	Value
Post Properties, Inc.	47,500	$ 1,852,500
UDR, Inc.	32,238	784,028
		19,549,023
Retail REITs - 0.2%
CBL & Associates Properties, Inc.	13,600	242,760
TOTAL REAL ESTATE INVESTMENT TRUSTS		19,791,783
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.6%
Diversified Real Estate Activities - 1.3%
The St. Joe Co. (a)(d)	52,600	1,408,628
Real Estate Operating Companies - 1.3%
Forest City Enterprises, Inc. Class A (a)(d)	78,800	1,489,320
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		2,897,948
SPECIALTY RETAIL - 35.9%
Home Improvement Retail - 35.9%
Home Depot, Inc.	568,490	21,301,320
Lowe's Companies, Inc.	724,934	18,971,523
		40,272,843
TOTAL COMMON STOCKS (Cost $101,522,653)		111,640,612
Money Market Funds - 6.1%

Fidelity Cash Central Fund, 0.19% (b)	591,914	591,914
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	6,292,250	6,292,250
TOTAL MONEY MARKET FUNDS (Cost $6,884,164)		6,884,164
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $108,406,817)	118,524,776
NET OTHER ASSETS (LIABILITIES) - (5.6)%	(6,324,384)
NET ASSETS - 100%	$ 112,200,392
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,813
Fidelity Securities Lending Cash Central Fund	29,226
Total	$ 31,039
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $7,977,983 of which $2,451,853 and $5,526,130 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $6,136,438) - See accompanying schedule: Unaffiliated issuers (cost $101,522,653)	$ 111,640,612
Fidelity Central Funds (cost $6,884,164)	6,884,164
Total Investments (cost $108,406,817)		$ 118,524,776
Receivable for investments sold		2,199,209
Receivable for fund shares sold		792,842
Dividends receivable		21,500
Distributions receivable from Fidelity Central Funds		13,532
Prepaid expenses		167
Other receivables		145
Total assets		121,552,171

Liabilities
Payable for investments purchased	$ 355,203
Payable for fund shares redeemed	2,592,631
Accrued management fee	52,884
Other affiliated payables	28,748
Other payables and accrued expenses	30,063
Collateral on securities loaned, at value	6,292,250
Total liabilities		9,351,779

Net Assets		$ 112,200,392
Net Assets consist of:
Paid in capital		$ 114,892,022
Accumulated undistributed net realized gain (loss) on investments		(12,809,589)
Net unrealized appreciation (depreciation) on investments		10,117,959
Net Assets, for 2,997,329 shares outstanding		$ 112,200,392
Net Asset Value, offering price and redemption price per share ($112,200,392 ÷ 2,997,329 shares)		$ 37.43

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,547,430
Income from Fidelity Central Funds (including $29,226 from security lending)		31,039
Total income		1,578,469

Expenses
Management fee	$ 577,960
Transfer agent fees	299,639
Accounting and security lending fees	41,453
Custodian fees and expenses	22,794
Independent trustees' compensation	581
Registration fees	26,383
Audit	40,315
Legal	405
Miscellaneous	1,341
Total expenses before reductions	1,010,871
Expense reductions	(1,672)	1,009,199
Net investment income (loss)		569,270
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		5,292,320
Change in net unrealized appreciation (depreciation) on investment securities		10,423,658
Net gain (loss)		15,715,978
Net increase (decrease) in net assets resulting from operations		$ 16,285,248

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 569,270	$ 855,068
Net realized gain (loss)	5,292,320	(2,154,284)
Change in net unrealized appreciation (depreciation)	10,423,658	43,777,995
Net increase (decrease) in net assets resulting from operations	16,285,248	42,478,779
Distributions to shareholders from net investment income	(783,306)	(826,043)
Share transactions Proceeds from sales of shares	85,158,733	78,915,369
Reinvestment of distributions	743,388	800,902
Cost of shares redeemed	(88,789,200)	(104,036,666)
Net increase (decrease) in net assets resulting from share transactions	(2,887,079)	(24,320,395)
Redemption fees	23,680	10,659
Total increase (decrease) in net assets	12,638,543	17,343,000

Net Assets
Beginning of period	99,561,849	82,218,849
End of period (including undistributed net investment income of $0 and undistributed net investment income of $102,753, respectively)	$ 112,200,392	$ 99,561,849
Other Information Shares
Sold	2,478,458	3,118,032
Issued in reinvestment of distributions	21,868	28,811
Redeemed	(2,833,936)	(4,380,076)
Net increase (decrease)	(333,610)	(1,233,233)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 29.89	$ 18.01	$ 33.19	$ 45.98	$ 49.42
Income from Investment Operations
Net investment income (loss) B	.18	.22	.31	.26	.19
Net realized and unrealized gain (loss)	7.63	11.91	(14.35)	(8.49)	2.28
Total from investment operations	7.81	12.13	(14.04)	(8.23)	2.47
Distributions from net investment income	(.28)	(.25)	(.30)	(.16)	(.05)
Distributions from net realized gain	-	-	(.85)	(4.41)	(5.87)
Total distributions	(.28)	(.25)	(1.15)	(4.57)	(5.92)
Redemption fees added to paid in capital B	.01	- G	.01	.01	.01
Net asset value, end of period	$ 37.43	$ 29.89	$ 18.01	$ 33.19	$ 45.98
Total Return A	26.24%	67.46%	(43.68)%	(18.11)%	5.41%
Ratios to Average Net Assets C,E
Expenses before reductions	.98%	1.01%	1.03%	.98%	1.02%
Expenses net of fee waivers, if any	.98%	1.01%	1.03%	.98%	1.02%
Expenses net of all reductions	.98%	1.01%	1.02%	.97%	1.02%
Net investment income (loss)	.55%	.84%	1.14%	.63%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 112,200	$ 99,562	$ 82,219	$ 84,685	$ 163,981
Portfolio turnover rate D	101%	82%	85%	102%	54%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Consumer Discretionary Portfolio A	29.75%	4.07%	3.51%

A Prior to October 1, 2006, Consumer Discretionary Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Discretionary Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Discretionary Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from John Harris, Portfolio Manager of Consumer Discretionary Portfolio: For the 12 months ending February 28, 2011, the fund returned 29.75%, lagging the 32.58% return of its sector benchmark, the MSCI® U.S. IM Consumer Discretionary 25/50 Index but handily topping the broadly based S&P 500®. The portfolio lagged its sector benchmark primarily as a result of weak stock picking in Internet retail and home improvement retail. Within Internet retail, the fund's lack of exposure to movie-subscription service and index component Netflix hurt when subscriber growth boosted the stock. Overweighting the home improvement retail industry was a big disappointment, including an outsized stake in Lowe's, the fund's second-largest holding, which continued to struggle in the face of weak housing reports and sluggish sales of big-ticket items such as appliances. The retail apparel industry had some poor performers, including shares of urban-oriented off-price retailer Citi Trends, which fell in August when the chain missed its earnings target. Underweighting cable TV provider Comcast proved costly when the firm's shares responded well to the company's "triple play" offering of cable TV, phone and Internet. On the flip side, security selection in the automobile manufacturing industry was a bright spot, with an out-of-index position in BMW pumping up returns, as the firm benefited from an attractive vehicle lineup and growing demand for its luxury cars in China. Solid picks in specialized consumer services helped, including a stake in upscale auction house Sotheby's. Overweighting casinos and gaming was a positive, including a significantly larger-than-index position in casino operator Las Vegas Sands, the fund's top individual contributor. The firm's shares benefited from increased consumer spending in the U.S. and from the successful opening of the firm's Singapore property. Media stocks contributed, with an overweighting in U.K. cable TV provider Virgin Media paying off. Some of the stocks I've discussed were sold from the fund prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Discretionary Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	5.7	5.6
Lowe's Companies, Inc.	5.6	5.9
Amazon.com, Inc.	4.4	4.0
McDonald's Corp.	3.8	6.6
Target Corp.	3.6	4.3
News Corp. Class A	3.5	0.0
DIRECTV	2.8	3.8
Bed Bath & Beyond, Inc.	2.7	2.4
TJX Companies, Inc.	2.4	1.9
Starbucks Corp.	2.2	1.9
	36.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Media	27.6%
Specialty Retail	21.1%
Hotels, Restaurants & Leisure	18.7%
Internet & Catalog Retail	6.6%
Textiles, Apparel & Luxury Goods	5.0%
All Others*	21.0%

As of August 31, 2010
Media	24.1%
Specialty Retail	21.6%
Hotels, Restaurants & Leisure	21.2%
Internet & Catalog Retail	6.1%
Multiline Retail	6.0%
All Others*	21.0%

* Includes short-term investments and net other assets.

Annual Report

Consumer Discretionary Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
AUTO COMPONENTS - 3.0%
Auto Parts & Equipment - 3.0%
Autoliv, Inc.	36,744	$ 2,751,758
Gentex Corp.	16,900	511,732
Tenneco, Inc. (a)	31,597	1,260,088
TRW Automotive Holdings Corp. (a)	28,736	1,632,205
		6,155,783
AUTOMOBILES - 2.7%
Automobile Manufacturers - 2.7%
Bayerische Motoren Werke AG (BMW)	16,500	1,338,421
General Motors Co.	125,298	4,201,242
		5,539,663
DISTRIBUTORS - 0.5%
Distributors - 0.5%
Li & Fung Ltd.	174,000	1,059,014
DIVERSIFIED CONSUMER SERVICES - 2.8%
Education Services - 1.4%
DeVry, Inc.	27,000	1,464,750
Grand Canyon Education, Inc. (a)	79,395	1,276,672
		2,741,422
Specialized Consumer Services - 1.4%
Sotheby's Class A (ltd. vtg.)	29,740	1,463,803
Steiner Leisure Ltd. (a)	30,795	1,452,292
		2,916,095
TOTAL DIVERSIFIED CONSUMER SERVICES		5,657,517
ELECTRONIC EQUIPMENT & COMPONENTS - 0.2%
Technology Distributors - 0.2%
Funtalk China Holdings Ltd. (a)	81,400	415,954
FOOD & STAPLES RETAILING - 1.9%
Drug Retail - 0.1%
Droga Raia SA	10,000	142,445
Hypermarkets & Super Centers - 1.8%
BJ's Wholesale Club, Inc. (a)	10,889	527,245
Costco Wholesale Corp.	41,712	3,119,640
		3,646,885
TOTAL FOOD & STAPLES RETAILING		3,789,330
HOTELS, RESTAURANTS & LEISURE - 18.7%
Casinos & Gaming - 4.2%
Betfair Group PLC	33,600	474,176
Las Vegas Sands Corp. unit	4,160	3,287,856
Pinnacle Entertainment, Inc. (a)	82,725	1,086,179
WMS Industries, Inc. (a)	55,596	2,212,165
Wynn Resorts Ltd.	11,900	1,462,867
		8,523,243

	Shares	Value
Hotels, Resorts & Cruise Lines - 3.7%
Accor SA	22,072	$ 1,037,903
China Lodging Group Ltd. ADR (d)	33,507	553,536
Club Mediterranee SA (a)	4,500	108,209
Marriott International, Inc. Class A	42,900	1,682,109
Starwood Hotels & Resorts Worldwide, Inc.	54,370	3,322,007
Wyndham Worldwide Corp.	23,103	722,662
		7,426,426
Restaurants - 10.8%
BJ's Restaurants, Inc. (a)	45,584	1,638,745
Bravo Brio Restaurant Group, Inc.	20,781	358,057
Darden Restaurants, Inc.	56,892	2,681,320
McDonald's Corp.	101,550	7,685,304
P.F. Chang's China Bistro, Inc. (d)	33,107	1,537,489
Panera Bread Co. Class A (a)	4,400	513,700
Ruth's Hospitality Group, Inc. (a)	197,090	987,421
Starbucks Corp.	135,180	4,458,236
Texas Roadhouse, Inc. Class A	124,000	2,105,520
		21,965,792
TOTAL HOTELS, RESTAURANTS & LEISURE		37,915,461
HOUSEHOLD DURABLES - 2.5%
Home Furnishings - 1.3%
Tempur-Pedic International, Inc. (a)	56,000	2,628,640
Homebuilding - 1.2%
Lennar Corp. Class A	85,589	1,725,474
Toll Brothers, Inc. (a)	30,700	652,682
		2,378,156
TOTAL HOUSEHOLD DURABLES		5,006,796
INTERNET & CATALOG RETAIL - 6.6%
Internet Retail - 6.6%
Amazon.com, Inc. (a)	51,908	8,995,137
Expedia, Inc.	60,397	1,199,484
Ocado Group PLC (a)(d)	134,400	439,214
Priceline.com, Inc. (a)	5,996	2,721,464
		13,355,299
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
eBay, Inc. (a)	61,437	2,058,447
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Leisure Products - 0.4%
Hasbro, Inc.	20,500	920,450
MEDIA - 27.6%
Advertising - 2.1%
Lamar Advertising Co. Class A (a)	47,500	1,841,575
National CineMedia, Inc.	121,449	2,294,172
		4,135,747
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Broadcasting - 1.0%
Discovery Communications, Inc. (a)	32,800	$ 1,414,008
Scripps Networks Interactive, Inc. Class A	12,243	635,901
		2,049,909
Cable & Satellite - 11.0%
Comcast Corp.:
Class A	86,316	2,223,500
Class A (special) (non-vtg.)	112,452	2,734,833
DIRECTV (a)	123,897	5,695,545
Kabel Deutschland Holding AG	38,166	2,079,375
Sirius XM Radio, Inc. (a)	775,624	1,403,879
Time Warner Cable, Inc.	57,208	4,129,273
Virgin Media, Inc.	148,253	4,038,412
		22,304,817
Movies & Entertainment - 12.8%
News Corp. Class A	408,200	7,090,434
The Walt Disney Co.	263,067	11,506,550
Time Warner, Inc.	91,700	3,502,940
Viacom, Inc. Class B (non-vtg.)	88,801	3,965,853
		26,065,777
Publishing - 0.7%
United Business Media Ltd.	123,900	1,435,280
TOTAL MEDIA		55,991,530
MULTILINE RETAIL - 4.9%
Department Stores - 1.3%
Macy's, Inc.	70,465	1,684,114
Nordstrom, Inc.	23,400	1,059,084
		2,743,198
General Merchandise Stores - 3.6%
Target Corp.	138,073	7,255,736
TOTAL MULTILINE RETAIL		9,998,934
PROFESSIONAL SERVICES - 0.3%
Research & Consulting Services - 0.3%
Nielsen Holdings B.V. (a)	25,400	675,386
SPECIALTY RETAIL - 21.1%
Apparel Retail - 6.3%
Body Central Corp.	4,200	71,652
Chico's FAS, Inc.	142,900	1,963,446
Citi Trends, Inc. (a)	101,612	2,234,448
Fast Retailing Co. Ltd.	3,400	533,849
H&M Hennes & Mauritz AB (B Shares)	16,801	549,169
TJX Companies, Inc.	98,718	4,923,067
Urban Outfitters, Inc. (a)	64,014	2,456,857
		12,732,488

	Shares	Value
Automotive Retail - 1.4%
Advance Auto Parts, Inc.	42,300	$ 2,651,364
Lentuo International, Inc. ADR	34,300	175,616
		2,826,980
Computer & Electronics Retail - 0.5%
Best Buy Co., Inc.	27,800	896,272
Carphone Warehouse Group PLC (a)	12,600	83,377
		979,649
Home Improvement Retail - 7.0%
Home Depot, Inc.	41,954	1,572,016
Lowe's Companies, Inc.	433,903	11,355,242
Lumber Liquidators Holdings, Inc. (a)(d)	59,800	1,392,144
		14,319,402
Homefurnishing Retail - 2.7%
Bed Bath & Beyond, Inc. (a)	114,061	5,492,037
Specialty Stores - 3.2%
Hengdeli Holdings Ltd.	984,000	535,717
OfficeMax, Inc. (a)	162,604	2,234,179
Tractor Supply Co.	51,340	2,673,274
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	23,404	976,649
		6,419,819
TOTAL SPECIALTY RETAIL		42,770,375
TEXTILES, APPAREL & LUXURY GOODS - 5.0%
Apparel, Accessories & Luxury Goods - 3.0%
China Xiniya Fashion Ltd. ADR (d)	65,900	301,163
Phillips-Van Heusen Corp.	25,400	1,524,254
Polo Ralph Lauren Corp. Class A	21,158	2,680,930
Titan Industries Ltd.	13,944	1,025,153
Vera Bradley, Inc.	19,538	671,130
		6,202,630
Footwear - 2.0%
Iconix Brand Group, Inc. (a)	41,900	925,990
NIKE, Inc. Class B	34,557	3,076,610
		4,002,600
TOTAL TEXTILES, APPAREL & LUXURY GOODS		10,205,230
TOTAL COMMON STOCKS (Cost $168,998,271)		201,515,169
Money Market Funds - 1.7%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $3,311,000)	3,311,000	$ 3,311,000
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $172,309,271)	204,826,169
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(1,743,014)
NET ASSETS - 100%	$ 203,083,155
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,979
Fidelity Securities Lending Cash Central Fund	29,650
Total	$ 34,629
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 201,515,169	$ 197,693,464	$ 3,821,705	$ -
Money Market Funds	3,311,000	3,311,000	-	-
Total Investments in Securities:	$ 204,826,169	$ 201,004,464	$ 3,821,705	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Discretionary Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $3,186,237) - See accompanying schedule: Unaffiliated issuers (cost $168,998,271)	$ 201,515,169
Fidelity Central Funds (cost $3,311,000)	3,311,000
Total Investments (cost $172,309,271)		$ 204,826,169
Cash		201
Receivable for investments sold		9,725,938
Receivable for fund shares sold		257,772
Dividends receivable		223,838
Distributions receivable from Fidelity Central Funds		1,864
Prepaid expenses		232
Other receivables		3,900
Total assets		215,039,914

Liabilities
Payable for investments purchased	$ 4,363,111
Payable for fund shares redeemed	1,997,593
Accrued management fee	98,998
Notes payable to affiliates	2,090,000
Other affiliated payables	50,941
Other payables and accrued expenses	45,116
Collateral on securities loaned, at value	3,311,000
Total liabilities		11,956,759

Net Assets		$ 203,083,155
Net Assets consist of:
Paid in capital		$ 164,137,885
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,428,492
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,516,778
Net Assets, for 8,129,086 shares outstanding		$ 203,083,155
Net Asset Value, offering price and redemption price per share ($203,083,155 ÷ 8,129,086 shares)		$ 24.98

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,669,495
Income from Fidelity Central Funds (including $29,650 from security lending)		34,629
Total income		1,704,124

Expenses
Management fee	$ 811,605
Transfer agent fees	369,856
Accounting and security lending fees	57,483
Custodian fees and expenses	70,481
Independent trustees' compensation	730
Registration fees	36,304
Audit	37,118
Legal	410
Interest	313
Miscellaneous	1,165
Total expenses before reductions	1,385,465
Expense reductions	(17,398)	1,368,067
Net investment income (loss)		336,057
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $7,482)	11,410,164
Foreign currency transactions	1,195
Total net realized gain (loss)		11,411,359
Change in net unrealized appreciation (depreciation) on: Investment securities	22,349,698
Assets and liabilities in foreign currencies	22
Total change in net unrealized appreciation (depreciation)		22,349,720
Net gain (loss)		33,761,079
Net increase (decrease) in net assets resulting from operations		$ 34,097,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 336,057	$ 196,969
Net realized gain (loss)	11,411,359	2,571,128
Change in net unrealized appreciation (depreciation)	22,349,720	19,170,461
Net increase (decrease) in net assets resulting from operations	34,097,136	21,938,558
Distributions to shareholders from net investment income	(368,849)	(191,875)
Distributions to shareholders from net realized gain	(911,441)	-
Total distributions	(1,280,290)	(191,875)
Share transactions Proceeds from sales of shares	196,721,754	58,076,902
Reinvestment of distributions	1,230,039	189,124
Cost of shares redeemed	(104,711,980)	(24,328,431)
Net increase (decrease) in net assets resulting from share transactions	93,239,813	33,937,595
Redemption fees	15,686	1,754
Total increase (decrease) in net assets	126,072,345	55,686,032

Net Assets
Beginning of period	77,010,810	21,324,778
End of period (including undistributed net investment income of $0 and undistributed net investment income of $23,820, respectively)	$ 203,083,155	$ 77,010,810
Other Information Shares
Sold	8,739,845	3,568,123
Issued in reinvestment of distributions	50,160	10,486
Redeemed	(4,637,683)	(1,429,225)
Net increase (decrease)	4,152,322	2,149,384

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 19.37	$ 11.67	$ 19.70	$ 26.85	$ 25.74
Income from Investment Operations
Net investment income (loss) B	.05	.06	.10	.01	.11 E
Net realized and unrealized gain (loss)	5.71	7.70	(8.05)	(3.95)	3.15
Total from investment operations	5.76	7.76	(7.95)	(3.94)	3.26
Distributions from net investment income	(.05)	(.06)	(.08)	(.06)	-
Distributions from net realized gain	(.10)	-	(.01)	(3.15)	(2.16)
Total distributions	(.15)	(.06)	(.09)	(3.21)	(2.16)
Redemption fees added to paid in capital B	- H	- H	.01	- H	.01
Net asset value, end of period	$ 24.98	$ 19.37	$ 11.67	$ 19.70	$ 26.85
Total Return A	29.75%	66.54%	(40.37)%	(16.15)%	12.99%
Ratios to Average Net Assets C, F
Expenses before reductions	.96%	1.10%	1.19%	1.12%	1.14%
Expenses net of fee waivers, if any	.96%	1.10%	1.15%	1.12%	1.14%
Expenses net of all reductions	.95%	1.08%	1.15%	1.12%	1.13%
Net investment income (loss)	.23%	.37%	.62%	.03%	.43% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 203,083	$ 77,011	$ 21,325	$ 24,297	$ 40,249
Portfolio turnover rate D	196%	134%	71%	108%	244%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.03)%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Leisure Portfolio	31.16%	7.46%	6.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Leisure Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Leisure Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Jean Park, who became Portfolio Manager of Leisure Portfolio on July 1, 2010: For the 12 months ending February 28, 2011, the fund gained 31.16%, compared with 31.18% for the MSCI® U.S. IM Consumer Services 25/50 Index and 22.57% for the broad-based S&P 500®. Relative to the MSCI index, security selection in the specialized consumer services, restaurants and diversified support services industries was especially helpful. Overweighting the hotels, resorts and cruise lines group also provided a boost. The fund's top individual contributor was casino operator Las Vegas Sands, which benefited from its growing operations in Macau, China, a successful opening of its new casino in Singapore and a surge in performance across most casino/gaming stocks amid improving consumer spending. Underweighting H&R Block was beneficial. With the unemployment rate remaining high and more consumers choosing to file taxes online, the tax-preparation provider suffered. Overweighting Coinstar, owner of Redbox DVD kiosks, helped, as the stock exceeded expectations. Concern about the long-term viability of the company's business model - DVD usage has been perceived to be threatened as new online media evolves - proved to be unfounded in the short term, and Coinstar's stock surged during the period. Underweighting for-profit education provider Corinthian Colleges also was a plus. McDonald's - the largest holding in both the fund and the index on average during the period - continued to be a strong contributor, as the fast-food company outperformed its competitors by expertly executing its business plan and benefiting from consumers "trading down" to save money. However, the stock underperformed the index, so the fund's underweighting was beneficial. By period end, H&R Block, Coinstar and Corinthian Colleges were no longer held. On the downside, stock selection in casinos and gaming was the biggest detractor. As consumer confidence rebounded amid an improving economy, stocks in this segment rose almost across the board. However, I selectively chose to overweight certain stocks such as Las Vegas Sands, at the expense of underweighting others such as Wynn Resorts, which was the fund's top detractor. Slot machine manufacturer WMS Industries was a disappointment. I expected demand for new machines to increase as consumers returned to casinos, however, we didn't see a rise in orders despite the company's improving market share. Underweighting Chipotle Mexican Grill also hurt. I thought the stock was fully valued in light of its growth prospects, and I underestimated the ability for the stock to grow in a low-interest-rate environment. Not owning Weight Watchers International detracted as well. The weight-management-service provider's stock saw a roughly 45% increase in a single day in February after it announced a much-better-than-expected forecast, and the fund missed out. Out-of-index positions in the Internet retail segment also hurt, as did our holdings in education services, even though the fund's underweighting here helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Leisure Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Starbucks Corp.	14.0	7.3
McDonald's Corp.	12.9	25.1
Las Vegas Sands Corp.	5.8	3.4
Starwood Hotels & Resorts Worldwide, Inc.	5.7	4.1
Wyndham Worldwide Corp.	5.3	2.8
Marriott International, Inc. Class A	4.9	4.3
Carnival Corp. unit	4.7	4.5
Yum! Brands, Inc.	4.1	7.0
WMS Industries, Inc.	3.8	3.6
Panera Bread Co. Class A	2.8	0.6
	64.0
Top Industries (% of fund's net assets)
As of February 28, 2011
Hotels, Restaurants & Leisure	84.6%
Diversified Consumer Services	7.8%
Textiles, Apparel & Luxury Goods	1.6%
Personal Products	1.3%
Software	1.2%
All Others*	3.5%

As of August 31, 2010
Hotels, Restaurants & Leisure	85.5%
Diversified Consumer Services	11.6%
Food Products	0.8%
Specialty Retail	0.7%
Food & Staples Retailing	0.2%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Leisure Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 7.8%
Education Services - 4.4%
Ambow Education Holding Ltd. ADR (d)	48,200	$ 388,974
DeVry, Inc.	126,600	6,868,050
Global Education & Technology Group Ltd. ADR (a)	326,330	2,803,175
Grand Canyon Education, Inc. (a)	89,100	1,432,728
K12, Inc. (a)	130,500	4,390,020
Navitas Ltd.	21,873	97,434
Xueda Education Group sponsored ADR	216,300	2,033,220
		18,013,601
Specialized Consumer Services - 3.4%
Carriage Services, Inc. (a)	271,102	1,545,281
Sotheby's Class A (ltd. vtg.)	105,100	5,173,022
Steiner Leisure Ltd. (a)	128,485	6,059,353
Stewart Enterprises, Inc. Class A	153,052	1,166,256
		13,943,912
TOTAL DIVERSIFIED CONSUMER SERVICES		31,957,513
HOTELS, RESTAURANTS & LEISURE - 84.5%
Casinos & Gaming - 18.3%
Aristocrat Leisure Ltd.	3	10
Betfair Group PLC	233,400	3,293,829
Galaxy Entertainment Group Ltd. (a)	47,000	60,591
Las Vegas Sands Corp. (a)	509,100	23,744,424
Las Vegas Sands Corp. unit	11,700	9,247,095
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)(d)	807,400	5,611,430
Penn National Gaming, Inc. (a)	216,600	7,747,782
Pinnacle Entertainment, Inc. (a)	494,200	6,488,846
WMS Industries, Inc. (a)	389,472	15,497,091
Wynn Resorts Ltd.	27,900	3,429,747
		75,120,845
Hotels, Resorts & Cruise Lines - 23.4%
Accor SA	46,218	2,173,332
Carnival Corp. unit	452,900	19,325,243
China Lodging Group Ltd. ADR (d)	48,200	796,264
Club Mediterranee SA (a)	31,500	757,465
Ctrip.com International Ltd. sponsored ADR (a)	55,780	2,162,591
Marcus Corp.	86,728	1,129,199
Marriott International, Inc. Class A	520,401	20,404,923
Royal Caribbean Cruises Ltd. (a)	102,320	4,480,593
Starwood Hotels & Resorts Worldwide, Inc.	382,200	23,352,420
Wyndham Worldwide Corp.	694,300	21,717,704
		96,299,734
Leisure Facilities - 0.2%
Cedar Fair LP (depository unit)	42,400	834,856
Restaurants - 42.6%
Ajisen (China) Holdings Ltd.	2,225,000	3,394,068

	Shares	Value
BJ's Restaurants, Inc. (a)	128,400	$ 4,615,980
Bravo Brio Restaurant Group, Inc.	115,000	1,981,450
CEC Entertainment, Inc.	33,800	1,307,722
Chipotle Mexican Grill, Inc. (a)	24,109	5,906,705
Darden Restaurants, Inc.	15,600	735,228
Denny's Corp. (a)	714,584	2,779,732
Dominos Pizza Enterprises Ltd.	40,600	259,719
Little Sheep Group Ltd.	1,776,000	1,064,961
McDonald's Corp.	698,800	52,885,184
Panera Bread Co. Class A (a)	98,500	11,499,875
Ruth's Hospitality Group, Inc. (a)	280,700	1,406,307
Spur Corp. Ltd.	1,421,800	2,767,022
Starbucks Corp.	1,741,600	57,437,965
Texas Roadhouse, Inc. Class A	279,200	4,740,816
The Cheesecake Factory, Inc. (a)	53,000	1,539,120
Tim Hortons, Inc. (Canada)	91,300	4,022,370
Yum! Brands, Inc.	335,300	16,875,649
		175,219,873
TOTAL HOTELS, RESTAURANTS & LEISURE		347,475,308
HOUSEHOLD DURABLES - 1.0%
Home Furnishings - 0.1%
Man Wah Holdings Ltd.	332,800	488,859
Housewares & Specialties - 0.9%
Tupperware Brands Corp.	63,200	3,390,680
TOTAL HOUSEHOLD DURABLES		3,879,539
INTERNET & CATALOG RETAIL - 0.1%
Internet Retail - 0.1%
Ocado Group PLC (a)(d)	178,000	581,697
LEISURE EQUIPMENT & PRODUCTS - 0.4%
Leisure Products - 0.4%
Summer Infant, Inc. (a)	241,153	1,772,475
PERSONAL PRODUCTS - 1.3%
Personal Products - 1.3%
Elizabeth Arden, Inc. (a)	75,100	2,184,659
Nu Skin Enterprises, Inc. Class A	99,100	3,163,272
		5,347,931
SOFTWARE - 1.2%
Application Software - 1.2%
Intuit, Inc. (a)	95,300	5,010,874
SPECIALTY RETAIL - 0.9%
Apparel Retail - 0.5%
Shoe Carnival, Inc. (a)	73,600	1,909,184
Specialty Stores - 0.4%
MarineMax, Inc. (a)	208,772	1,885,211
TOTAL SPECIALTY RETAIL		3,794,395
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Apparel, Accessories & Luxury Goods - 1.6%
Christian Dior SA	18,800	$ 2,709,851
G-III Apparel Group Ltd. (a)	70,000	2,752,400
Phillips-Van Heusen Corp.	17,500	1,050,175
		6,512,426
TOTAL COMMON STOCKS (Cost $305,972,254)		406,332,158
Convertible Bonds - 0.1%
Principal Amount
HOTELS, RESTAURANTS & LEISURE - 0.1%
Casinos & Gaming - 0.1%
MGM Mirage, Inc. 4.25% 4/15/15 (e) (Cost $300,000)	$ 300,000	325,688
Money Market Funds - 1.4%
Shares
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $5,917,325)	5,917,325	5,917,325
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $312,189,579)	412,575,171
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(1,336,513)
NET ASSETS - 100%	$ 411,238,658
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $325,688 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,532
Fidelity Securities Lending Cash Central Fund	203,516
Total	$ 218,048
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 406,332,158	$ 396,727,900	$ 9,604,258	$ -
Convertible Bonds	325,688	-	325,688	-
Money Market Funds	5,917,325	5,917,325	-	-
Total Investments in Securities:	$ 412,575,171	$ 402,645,225	$ 9,929,946	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.1%
Panama	4.7%
Cayman Islands	4.4%
Bahamas (Nassau)	1.5%
France	1.4%
Liberia	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	1.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $4,269,370 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $5,856,343) - See accompanying schedule: Unaffiliated issuers (cost $306,272,254)	$ 406,657,846
Fidelity Central Funds (cost $5,917,325)	5,917,325
Total Investments (cost $312,189,579)		$ 412,575,171
Receivable for investments sold		10,695,457
Receivable for fund shares sold		338,436
Dividends receivable		613,562
Interest receivable		4,781
Distributions receivable from Fidelity Central Funds		4,515
Prepaid expenses		590
Other receivables		7,696
Total assets		424,240,208

Liabilities
Payable to custodian bank	$ 2,930,575
Payable for investments purchased	1,677,576
Payable for fund shares redeemed	2,132,841
Accrued management fee	199,900
Other affiliated payables	103,482
Other payables and accrued expenses	39,851
Collateral on securities loaned, at value	5,917,325
Total liabilities		13,001,550

Net Assets		$ 411,238,658
Net Assets consist of:
Paid in capital		$ 316,802,487
Undistributed net investment income		354,950
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,304,294)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		100,385,515
Net Assets, for 4,506,207 shares outstanding		$ 411,238,658
Net Asset Value, offering price and redemption price per share ($411,238,658 ÷ 4,506,207 shares)		$ 91.26

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 5,132,643
Interest		10,980
Income from Fidelity Central Funds (including $203,516 from security lending)		218,048
Total income		5,361,671

Expenses
Management fee	$ 1,940,783
Transfer agent fees	848,553
Accounting and security lending fees	140,097
Custodian fees and expenses	45,730
Independent trustees' compensation	1,876
Registration fees	75,116
Audit	37,522
Legal	1,065
Interest	258
Miscellaneous	3,254
Total expenses before reductions	3,094,254
Expense reductions	(26,542)	3,067,712
Net investment income (loss)		2,293,959
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,427,981
Foreign currency transactions	14,176
Total net realized gain (loss)		18,442,157
Change in net unrealized appreciation (depreciation) on: Investment securities	59,702,390
Assets and liabilities in foreign currencies	(77)
Total change in net unrealized appreciation (depreciation)		59,702,313
Net gain (loss)		78,144,470
Net increase (decrease) in net assets resulting from operations		$ 80,438,429

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,293,959	$ 1,450,968
Net realized gain (loss)	18,442,157	18,634,973
Change in net unrealized appreciation (depreciation)	59,702,313	61,789,610
Net increase (decrease) in net assets resulting from operations	80,438,429	81,875,551
Distributions to shareholders from net investment income	(2,395,694)	(1,367,599)
Share transactions Proceeds from sales of shares	420,614,456	42,414,521
Reinvestment of distributions	2,282,644	1,299,149
Cost of shares redeemed	(314,230,216)	(58,875,013)
Net increase (decrease) in net assets resulting from share transactions	108,666,884	(15,161,343)
Redemption fees	64,309	3,448
Total increase (decrease) in net assets	186,773,928	65,350,057

Net Assets
Beginning of period	224,464,730	159,114,673
End of period (including undistributed net investment income of $354,950 and undistributed net investment income of $456,684, respectively)	$ 411,238,658	$ 224,464,730
Other Information Shares
Sold	5,018,455	719,534
Issued in reinvestment of distributions	25,808	20,652
Redeemed	(3,745,003)	(974,531)
Net increase (decrease)	1,299,260	(234,345)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 69.99	$ 46.24	$ 69.03	$ 79.61	$ 80.64
Income from Investment Operations
Net investment income (loss) B	.55	.43	.60	.69	.25 E
Net realized and unrealized gain (loss)	21.22	23.73	(22.57)	(5.73)	10.52
Total from investment operations	21.77	24.16	(21.97)	(5.04)	10.77
Distributions from net investment income	(.52)	(.41)	(.54)	(.55)	(.12)
Distributions from net realized gain	-	-	(.28)	(4.99)	(11.69)
Total distributions	(.52)	(.41)	(.82)	(5.54)	(11.81)
Redemption fees added to paid in capital B	.02	- H	- H	- H	.01
Net asset value, end of period	$ 91.26	$ 69.99	$ 46.24	$ 69.03	$ 79.61
Total Return A	31.16%	52.35%	(32.07)%	(7.09)%	13.61%
Ratios to Average Net Assets C, F
Expenses before reductions	.90%	.94%	.93%	.91%	.96%
Expenses net of fee waivers, if any	.90%	.94%	.93%	.91%	.96%
Expenses net of all reductions	.89%	.93%	.93%	.91%	.94%
Net investment income (loss)	.66%	.70%	1.00%	.86%	.31% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 411,239	$ 224,465	$ 159,115	$ 210,424	$ 258,340
Portfolio turnover rate D	112%	99%	120%	74%	179%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Multimedia Portfolio	39.37%	6.55%	5.79%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Multimedia Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Multimedia Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kristina Salen, Portfolio Manager of Multimedia Portfolio: For the year, the fund returned 39.37%, modestly behind the 41.77% result of its industry benchmark, the MSCI® U.S. IM Media 25/50 Index, but well ahead of the S&P 500®. Relative to the MSCI index, hurting performance the most was security selection in the broadcasting group. Here, I underweighted CBS to focus on smaller-cap companies in this area that I thought hadn't fully experienced the cyclical upturn - such Belo, based in Dallas, and Lin TV, which operates out of Providence, R.I. Unfortunately, all of these positions hampered results. I sold Lin by period end. Exposure to the out-of-benchmark Internet retail group was detrimental, including the fund's position in online travel reservation company Expedia. Although the stock did fairly well beginning in July, the company missed its fourth-quarter earnings estimate, and its stock fell sharply in February. Elsewhere, a small out-of-index stake in Akamai Technologies, which I added during the period, hurt. This provider of infrastructure for online video content disappointed investors when it missed earnings later in the period and the stock dropped in November amid rumors it would lose Netflix as a customer. However, I still believed in both positions as longer-term plays in the online travel and video arenas, respectively. In the movies/entertainment group, DreamWorks Animation SKG, which releases a limited number of projects each year, fell short when two of its films failed to meet the company's sales expectations and investors began to doubt the firm's earnings power. Conversely, the fund was lifted by an underweighting in the poor-performing publishing group. Individual contributors included an out-of-index stake in OpenTable - a provider of reservation, table and guest-management software for restaurants. Restaurants pay OpenTable for on-site installation and training, monthly use of its software and hardware, and for each restaurant guest seated through its system. I believed the company had a unique business model and little competition, and the fund's shares rose sharply during the period. I sold OpenTable by period end. Chinese search engine Baidu, another out-of-index pick, also performed well. The stock was lifted on speculation that its U.S.-based competitor Google threatened to leave the Chinese market, which would increase Baidu's share of the fast-growing search industry. In the cable and satellite group, the fund benefited from being underweighted in DirectTV and overweighted in German-based Kabel Deutschland Holding, a non-benchmark position.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Multimedia Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	15.2	15.5
Comcast Corp. Class A	9.5	8.6
DIRECTV	7.3	7.3
Time Warner, Inc.	7.2	6.5
News Corp. Class A	5.2	3.6
Viacom, Inc. Class B (non-vtg.)	4.7	4.6
Omnicom Group, Inc.	3.3	1.7
CBS Corp. Class B	3.2	2.3
Comcast Corp. Class A (special) (non-vtg.)	3.1	1.9
Time Warner Cable, Inc.	2.3	4.4
	61.0
Top Industries (% of fund's net assets)
As of February 28, 2011
Media	90.4%
Internet Software & Services	4.6%
Internet & Catalog Retail	0.9%
Software	0.8%
Wireless Telecommunication Services	0.3%
All Others*	3.0%

As of August 31, 2010
Media	92.0%
Internet Software & Services	5.2%
Internet & Catalog Retail	1.5%
IT Services	0.4%
All Others*	0.9%

* Includes short-term investments and net other assets.

Annual Report

Multimedia Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
INTERNET & CATALOG RETAIL - 0.9%
Internet Retail - 0.9%
E-Commerce China Dangdang, Inc. ADR (d)	34,100	$ 867,845
Expedia, Inc.	50,600	1,004,915
		1,872,760
INTERNET SOFTWARE & SERVICES - 4.6%
Internet Software & Services - 4.6%
Akamai Technologies, Inc. (a)	38,700	1,452,411
AOL, Inc. (a)	142	2,964
Baidu.com, Inc. sponsored ADR (a)	6,400	775,424
Demand Media, Inc.	23,600	531,000
eBay, Inc. (a)	37,200	1,246,386
Google, Inc. Class A (a)	1,550	950,770
Mail.ru Group Ltd. GDR:
unit Reg. S	12,100	438,625
unit (a)(e)	22,900	830,125
Marchex, Inc. Class B	43,300	389,267
NHN Corp. (a)	15	2,526
Support.com, Inc. (a)	126,800	707,544
TechTarget, Inc. (a)	58,900	511,841
The Knot, Inc. (a)	77,600	778,328
YouKu.com, Inc. ADR (a)(d)	20,800	865,072
		9,482,283
MEDIA - 90.4%
Advertising - 7.5%
Arbitron, Inc.	200	7,962
CyberAgent, Inc.	2	6,389
Dentsu, Inc.	14,800	472,526
Havas SA	83,900	473,548
Interpublic Group of Companies, Inc.	231,704	3,058,493
Lamar Advertising Co. Class A (a)	30,100	1,166,977
National CineMedia, Inc.	122,900	2,321,581
Omnicom Group, Inc.	131,400	6,688,260
ReachLocal, Inc.	16,300	310,352
WPP PLC	66,790	919,303
		15,425,391
Broadcasting - 8.2%
Belo Corp. Series A (a)	87,600	698,172
CBS Corp. Class B	277,500	6,621,150
Discovery Communications, Inc. (a)	85,850	3,700,994
Discovery Communications, Inc. Class C (a)	66,650	2,537,366
Grupo Televisa SA de CV (CPO) sponsored ADR (a)	100	2,362
Scripps Networks Interactive, Inc. Class A	49,200	2,555,448
Sinclair Broadcast Group, Inc. Class A	53,800	696,172
		16,811,664
Cable & Satellite - 34.4%
Cablevision Systems Corp. - NY Group Class A	72,200	2,660,570

	Shares	Value
Comcast Corp.:
Class A	762,650	$ 19,645,864
Class A (special) (non-vtg.)	258,800	6,294,016
DIRECTV (a)	329,013	15,124,728
DISH Network Corp. Class A (a)	90,000	2,092,500
Kabel Deutschland Holding AG	18,300	997,028
Liberty Global, Inc.:
Class A (a)(d)	53,075	2,234,458
Class C (a)	81,400	3,247,046
Liberty Media Corp.:
Capital Series A (a)	31,800	2,307,408
Starz Series A (a)	19,150	1,344,330
Mediacom Communications Corp. Class A (a)	52,000	458,640
Naspers Ltd. Class N	39,800	2,286,249
Sirius XM Radio, Inc. (a)(d)	1,694,560	3,067,154
Time Warner Cable, Inc.	64,569	4,660,590
Virgin Media, Inc.	160,400	4,369,296
		70,789,877
Movies & Entertainment - 36.4%
Cinemark Holdings, Inc.	88,400	1,775,072
Cinemax India Ltd.	1,760	1,674
DreamWorks Animation SKG, Inc. Class A (a)	65,900	1,820,158
Lions Gate Entertainment Corp. (a)	25,300	154,836
Live Nation Entertainment, Inc. (a)	112,400	1,194,812
Madison Square Garden, Inc. Class A (a)	30,675	876,078
News Corp.:
Class A	617,182	10,720,451
Class B	27,200	500,480
Regal Entertainment Group Class A (d)	126,000	1,882,440
The Walt Disney Co.	715,304	31,287,396
Time Warner, Inc.	387,466	14,801,201
Viacom, Inc. Class B (non-vtg.)	215,700	9,633,162
Warner Music Group Corp. (a)(d)	57,300	344,373
		74,992,133
Publishing - 3.9%
Gannett Co., Inc.	56,400	931,164
Martha Stewart Living Omnimedia, Inc. Class A (a)(d)	45,600	186,960
McGraw-Hill Companies, Inc.	90,400	3,496,672
The New York Times Co. Class A (a)(d)	80,500	837,200
Valassis Communications, Inc. (a)	49,500	1,396,890
Washington Post Co. Class B	3,000	1,299,270
		8,148,156
TOTAL MEDIA		186,167,221
SOFTWARE - 0.8%
Application Software - 0.4%
TiVo, Inc. (a)	81,700	839,876
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - 0.4%
Rovi Corp. (a)	12,900	$ 714,918
TOTAL SOFTWARE		1,554,794
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
NII Holdings, Inc. (a)	15,700	643,072
TOTAL COMMON STOCKS (Cost $151,366,802)		199,720,130
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 0.19% (b)	10,826,579	10,826,579
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	7,890,806	7,890,806
TOTAL MONEY MARKET FUNDS (Cost $18,717,385)		18,717,385
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $170,084,187)	218,437,515
NET OTHER ASSETS (LIABILITIES) - (6.1)%	(12,517,062)
NET ASSETS - 100%	$ 205,920,453
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $830,125 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,543
Fidelity Securities Lending Cash Central Fund	29,757
Total	$ 37,300
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 199,720,130	$ 198,328,301	$ 1,391,829	$ -
Money Market Funds	18,717,385	18,717,385	-	-
Total Investments in Securities:	$ 218,437,515	$ 217,045,686	$ 1,391,829	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $7,661,553) - See accompanying schedule: Unaffiliated issuers (cost $151,366,802)	$ 199,720,130
Fidelity Central Funds (cost $18,717,385)	18,717,385
Total Investments (cost $170,084,187)		$ 218,437,515
Receivable for investments sold		1,290,147
Receivable for fund shares sold		4,807,269
Dividends receivable		192,723
Distributions receivable from Fidelity Central Funds		10,804
Prepaid expenses		240
Other receivables		2,594
Total assets		224,741,292

Liabilities
Payable for investments purchased	$ 10,218,270
Payable for fund shares redeemed	557,582
Accrued management fee	82,017
Other affiliated payables	40,231
Other payables and accrued expenses	31,933
Collateral on securities loaned, at value	7,890,806
Total liabilities		18,820,839

Net Assets		$ 205,920,453
Net Assets consist of:
Paid in capital		$ 156,761,166
Undistributed net investment income		26,807
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		779,152
Net unrealized appreciation (depreciation) on investments		48,353,328
Net Assets, for 4,307,683 shares outstanding		$ 205,920,453
Net Asset Value, offering price and redemption price per share ($205,920,453 ÷ 4,307,683 shares)		$ 47.80

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,851,057
Income from Fidelity Central Funds (including $29,757 from security lending)		37,300
Total income		1,888,357

Expenses
Management fee	$ 812,836
Transfer agent fees	386,533
Accounting and security lending fees	57,515
Custodian fees and expenses	19,389
Independent trustees' compensation	775
Registration fees	44,656
Audit	42,282
Legal	476
Interest	272
Miscellaneous	1,172
Total expenses before reductions	1,365,906
Expense reductions	(9,197)	1,356,709
Net investment income (loss)		531,648
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,648,626
Foreign currency transactions	6,595
Total net realized gain (loss)		6,655,221
Change in net unrealized appreciation (depreciation) on: Investment securities	40,182,271
Assets and liabilities in foreign currencies	(46)
Total change in net unrealized appreciation (depreciation)		40,182,225
Net gain (loss)		46,837,446
Net increase (decrease) in net assets resulting from operations		$ 47,369,094

See accompanying notes which are an integral part of the financial statements.

Annual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 531,648	$ 205,166
Net realized gain (loss)	6,655,221	(447,318)
Change in net unrealized appreciation (depreciation)	40,182,225	24,644,565
Net increase (decrease) in net assets resulting from operations	47,369,094	24,402,413
Distributions to shareholders from net investment income	(507,699)	(216,486)
Share transactions Proceeds from sales of shares	216,653,527	46,703,954
Reinvestment of distributions	493,404	207,579
Cost of shares redeemed	(134,405,987)	(20,974,314)
Net increase (decrease) in net assets resulting from share transactions	82,740,944	25,937,219
Redemption fees	9,440	2,081
Total increase (decrease) in net assets	129,611,779	50,125,227

Net Assets
Beginning of period	76,308,674	26,183,447
End of period (including undistributed net investment income of $26,807 and undistributed net investment income of $2,738, respectively)	$ 205,920,453	$ 76,308,674
Other Information Shares
Sold	5,457,270	1,463,045
Issued in reinvestment of distributions	11,609	6,399
Redeemed	(3,379,951)	(684,012)
Net increase (decrease)	2,088,928	785,432

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 34.39	$ 18.27	$ 35.30	$ 47.31	$ 47.33
Income from Investment Operations
Net investment income (loss) B	.14	.13 E	.06	.01	(.07)
Net realized and unrealized gain (loss)	13.39	16.12	(16.17)	(5.79)	6.27
Total from investment operations	13.53	16.25	(16.11)	(5.78)	6.20
Distributions from net investment income	(.12)	(.13)	(.06)	-	-
Distributions from net realized gain	-	-	(.86)	(6.23)	(6.23)
Total distributions	(.12)	(.13)	(.92)	(6.23)	(6.23)
Redemption fees added to paid in capital B	- H	- H	- H	- H	.01
Net asset value, end of period	$ 47.80	$ 34.39	$ 18.27	$ 35.30	$ 47.31
Total Return A	39.37%	88.96%	(46.75)%	(13.88)%	13.73%
Ratios to Average Net Assets C, F
Expenses before reductions	.94%	1.08%	1.07%	.99%	1.04%
Expenses net of fee waivers, if any	.94%	1.08%	1.07%	.99%	1.04%
Expenses net of all reductions	.94%	1.07%	1.07%	.98%	1.04%
Net investment income (loss)	.37%	.44% E	.22%	.01%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 205,920	$ 76,309	$ 26,183	$ 62,141	$ 90,806
Portfolio turnover rate D	76%	40%	39%	68%	179%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects special dividends which amounted to $.10 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been .10%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Retailing Portfolio	22.24%	7.77%	6.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Retailing Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Retailing Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Peter Dixon, who became Portfolio Manager of Retailing Portfolio on April 14, 2010: For the year, the fund gained 22.24%, lagging the 26.21% return of its industry benchmark, the MSCI® U.S. IM Retailing 25/50 Index, and roughly in line with the S&P 500®. Versus the MSCI index, the primary source of the fund's underperformance was unfavorable stock selection and an overweighting in specialty stores, where the fund's investments gained only about 6%. Specifically, office supply retailers hampered results, including OfficeMax and Staples. Despite its poor performance during the period, I still believed OfficeMax's expansion story was underappreciated by the market and I remained significantly overweighted in the stock at period end. Staples was one of the fund's largest overweightings at the beginning of the period, which was when this stock hurt the most. When I became manager in April, I pared the fund's holding in Staples, and held only a scant stake in the stock by period end. Disappointing stock selection in apparel retail also hindered results, led by an overweighting in Citi Trends, the fund's biggest relative laggard. Customers of the urban fashion and accessories retailer faced high unemployment - which hurt the stock - but the firm was adding successful new stores faster than many other retailers in the benchmark, so I remained optimistic about Citi Trends' future growth. In apparel retail, underweighting Limited Brands, owner of the Victoria's Secret and Bath & Body Works chains, and overweighting Urban Outfitters dampened results. Lastly, an underweighted stake in strong-performing Netflix, a provider of DVD-by-mail rentals and streaming online videos, hurt. I liked the company, but Fidelity's aggregate ownership limitation prevented me from taking a larger position in the stock. Positioning in department stores also dampened results. Conversely, positioning in computer/electronics retail boosted results, including timely ownership of Best Buy, the fund's top contributor. The fund was overweighted in Best Buy early in the period when it performed well, then underweighted in the stock before it plummeted after the company missed its third-quarter earnings. Also in this space, underweighting and then not owning RadioShack in the second half of the period helped, as the company suffered from weak demand. Additionally, the stock fell after speculation that the company was the target of a takeover by private-equity firms never came to fruition. A late-period overweighting in Penske Automotive Group, which owns and operates car dealerships, was the right call. Women's apparel retailer Chico's FAS beat earnings estimates for two consecutive quarters during the period, helping boost its stock. Elsewhere, underweighting discount retailer Target, which lagged during the period, and overweighting online retailer Amazon.com lifted results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Retailing Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Home Depot, Inc.	12.6	10.4
Amazon.com, Inc.	12.5	12.2
Lowe's Companies, Inc.	8.9	7.8
TJX Companies, Inc.	6.2	5.7
Priceline.com, Inc.	5.1	3.7
Kohl's Corp.	4.2	4.2
Target Corp.	4.0	7.8
Citi Trends, Inc.	3.3	2.3
Macy's, Inc.	2.9	2.9
Tiffany & Co., Inc.	2.9	0.0
	62.6
Top Industries (% of fund's net assets)
As of February 28, 2011
Specialty Retail	61.5%
Internet & Catalog Retail	21.6%
Multiline Retail	11.5%
Textiles, Apparel & Luxury Goods	2.6%
Internet Software & Services	2.0%
All Others*	0.8%

As of August 31, 2010
Specialty Retail	51.9%
Internet & Catalog Retail	21.7%
Multiline Retail	18.6%
Internet Software & Services	1.8%
Distributors	1.4%
All Others*	4.6%

* Includes short-term investments and net other assets.

Annual Report

Retailing Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 100.7%
	Shares	Value
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Coinstar, Inc. (a)(d)	18,820	$ 803,238
FOOD & STAPLES RETAILING - 0.5%
Hypermarkets & Super Centers - 0.5%
Costco Wholesale Corp.	11,500	860,085
HOTELS, RESTAURANTS & LEISURE - 0.5%
Casinos & Gaming - 0.5%
Ameristar Casinos, Inc.	50,600	847,550
INTERNET & CATALOG RETAIL - 21.6%
Internet Retail - 21.6%
Amazon.com, Inc. (a)	120,600	20,898,774
Blue Nile, Inc. (a)	20,600	1,177,908
Expedia, Inc.	144,200	2,863,812
Netflix, Inc. (a)	8,400	1,736,028
Priceline.com, Inc. (a)	18,700	8,487,556
Wotif.com Holdings Ltd.	165,497	883,048
		36,047,126
INTERNET SOFTWARE & SERVICES - 2.0%
Internet Software & Services - 2.0%
eBay, Inc. (a)	102,500	3,434,263
MULTILINE RETAIL - 11.5%
Department Stores - 7.5%
Kohl's Corp.	129,800	6,994,922
Macy's, Inc.	201,400	4,813,460
Nordstrom, Inc.	16,100	728,686
		12,537,068
General Merchandise Stores - 4.0%
Target Corp.	126,800	6,663,340
TOTAL MULTILINE RETAIL		19,200,408
SPECIALTY RETAIL - 61.5%
Apparel Retail - 23.9%
American Eagle Outfitters, Inc.	93,800	1,439,830
Chico's FAS, Inc.	293,281	4,029,681
Citi Trends, Inc. (a)	248,935	5,474,081
DSW, Inc. Class A (a)(d)	31,900	1,295,459
Express, Inc.	106,000	1,905,880
Foot Locker, Inc.	80,000	1,589,600
H&M Hennes & Mauritz AB (B Shares)	40,280	1,316,620
Inditex SA	11,473	830,586
Limited Brands, Inc.	136,400	4,367,528

	Shares	Value
Ross Stores, Inc.	32,000	$ 2,305,280
rue21, Inc. (a)(d)	25,500	893,010
TJX Companies, Inc.	206,900	10,318,103
Urban Outfitters, Inc. (a)	108,751	4,173,863
		39,939,521
Automotive Retail - 6.3%
Advance Auto Parts, Inc.	54,500	3,416,060
AutoZone, Inc. (a)	20	5,159
O'Reilly Automotive, Inc. (a)	76,400	4,246,312
Penske Automotive Group, Inc. (a)	141,000	2,872,170
		10,539,701
Computer & Electronics Retail - 0.9%
Best Buy Co., Inc.	32,500	1,047,800
Carphone Warehouse Group PLC (a)	65,800	435,412
GameStop Corp. Class A (a)	500	9,975
		1,493,187
Home Improvement Retail - 21.5%
Home Depot, Inc.	564,000	21,133,079
Lowe's Companies, Inc.	566,200	14,817,454
Lumber Liquidators Holdings, Inc. (a)	700	16,296
		35,966,829
Homefurnishing Retail - 0.0%
Bed Bath & Beyond, Inc. (a)	400	19,260
Specialty Stores - 8.9%
Office Depot, Inc. (a)	19,800	105,138
OfficeMax, Inc. (a)	251,400	3,454,236
Signet Jewelers Ltd. (a)	62,900	2,759,423
Staples, Inc.	1,594	33,952
Tiffany & Co., Inc.	78,200	4,813,210
Tractor Supply Co.	44,200	2,301,494
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	32,300	1,347,879
		14,815,332
TOTAL SPECIALTY RETAIL		102,773,830
TEXTILES, APPAREL & LUXURY GOODS - 2.6%
Apparel, Accessories & Luxury Goods - 2.5%
China Xiniya Fashion Ltd. ADR (d)	98,500	450,145
Fossil, Inc. (a)	6,400	491,136
G-III Apparel Group Ltd. (a)	43,600	1,714,352
Phillips-Van Heusen Corp.	25,880	1,553,059
		4,208,692
Footwear - 0.1%
Arezzo Industria E Comercio SA	9,700	124,763
TOTAL TEXTILES, APPAREL & LUXURY GOODS		4,333,455
TOTAL COMMON STOCKS (Cost $131,566,251)		168,299,955
Money Market Funds - 1.0%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $1,589,370)	1,589,370	$ 1,589,370
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $133,155,621)	169,889,325
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(2,794,857)
NET ASSETS - 100%	$ 167,094,468
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,072
Fidelity Securities Lending Cash Central Fund	19,148
Total	$ 25,220
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 168,299,955	$ 167,416,907	$ 883,048	$ -
Money Market Funds	1,589,370	1,589,370	-	-
Total Investments in Securities:	$ 169,889,325	$ 169,006,277	$ 883,048	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $1,540,395) - See accompanying schedule: Unaffiliated issuers (cost $131,566,251)	$ 168,299,955
Fidelity Central Funds (cost $1,589,370)	1,589,370
Total Investments (cost $133,155,621)		$ 169,889,325
Receivable for investments sold		6,308,447
Receivable for fund shares sold		243,171
Dividends receivable		75,281
Distributions receivable from Fidelity Central Funds		759
Prepaid expenses		285
Other receivables		1,710
Total assets		176,518,978

Liabilities
Payable to custodian bank	$ 1,009,730
Payable for investments purchased	4,408,824
Payable for fund shares redeemed	2,253,624
Accrued management fee	82,449
Other affiliated payables	48,979
Other payables and accrued expenses	31,534
Collateral on securities loaned, at value	1,589,370
Total liabilities		9,424,510

Net Assets		$ 167,094,468
Net Assets consist of:
Paid in capital		$ 122,536,798
Undistributed net investment income		206,595
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,617,371
Net unrealized appreciation (depreciation) on investments		36,733,704
Net Assets, for 3,112,642 shares outstanding		$ 167,094,468
Net Asset Value, offering price and redemption price per share ($167,094,468 ÷ 3,112,642 shares)		$ 53.68

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,984,865
Income from Fidelity Central Funds (including $19,148 from security lending)		25,220
Total income		2,010,085

Expenses
Management fee	$ 1,016,952
Transfer agent fees	483,559
Accounting and security lending fees	71,591
Custodian fees and expenses	24,510
Independent trustees' compensation	1,023
Registration fees	52,923
Audit	37,207
Legal	709
Interest	426
Miscellaneous	1,956
Total expenses before reductions	1,690,856
Expense reductions	(5,094)	1,685,762
Net investment income (loss)		324,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,495,975
Foreign currency transactions	(11,945)
Total net realized gain (loss)		12,484,030
Change in net unrealized appreciation (depreciation) on investment securities		14,023,572
Net gain (loss)		26,507,602
Net increase (decrease) in net assets resulting from operations		$ 26,831,925

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 324,323	$ 382,044
Net realized gain (loss)	12,484,030	31,825,670
Change in net unrealized appreciation (depreciation)	14,023,572	29,858,749
Net increase (decrease) in net assets resulting from operations	26,831,925	62,066,463
Distributions to shareholders from net investment income	(39,463)	(344,976)
Distributions to shareholders from net realized gain	(5,248,627)	(6,618,336)
Total distributions	(5,288,090)	(6,963,312)
Share transactions Proceeds from sales of shares	207,559,950	190,409,593
Reinvestment of distributions	5,100,239	6,697,463
Cost of shares redeemed	(204,551,707)	(155,150,576)
Net increase (decrease) in net assets resulting from share transactions	8,108,482	41,956,480
Redemption fees	33,591	14,152
Total increase (decrease) in net assets	29,685,908	97,073,783

Net Assets
Beginning of period	137,408,560	40,334,777
End of period (including undistributed net investment income of $206,595 and undistributed net investment income of $26,731, respectively)	$ 167,094,468	$ 137,408,560
Other Information Shares
Sold	4,185,398	5,287,234
Issued in reinvestment of distributions	103,790	157,699
Redeemed	(4,222,320)	(3,922,393)
Net increase (decrease)	66,868	1,522,540

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 45.11	$ 26.48	$ 36.57	$ 54.98	$ 50.78
Income from Investment Operations
Net investment income (loss) B	.09	.11	.21	(.01)	.30 E
Net realized and unrealized gain (loss)	9.81	20.74	(10.11)	(10.59)	7.46
Total from investment operations	9.90	20.85	(9.90)	(10.60)	7.76
Distributions from net investment income	(.01)	(.11)	(.20)	(.22)	-
Distributions from net realized gain	(1.33)	(2.11)	-	(7.60)	(3.58)
Total distributions	(1.34)	(2.22)	(.20)	(7.82)	(3.58)
Redemption fees added to paid in capital B	.01	- H	.01	.01	.02
Net asset value, end of period	$ 53.68	$ 45.11	$ 26.48	$ 36.57	$ 54.98
Total Return A	22.24%	79.26%	(27.09)%	(21.43)%	15.79%
Ratios to Average Net Assets C, F
Expenses before reductions	.93%	.96%	1.07%	1.02%	1.06%
Expenses net of fee waivers, if any	.93%	.96%	1.07%	1.02%	1.06%
Expenses net of all reductions	.93%	.94%	1.06%	1.02%	1.06%
Net investment income (loss)	.18%	.27%	.63%	(.02)%	.58% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,094	$ 137,409	$ 40,335	$ 48,038	$ 83,843
Portfolio turnover rate D	191%	281%	504%	260%	202%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.37 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.13)%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio, and Retailing Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, Certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Automotive Portfolio	$ 380,591,582	$ 81,291,620	$ (9,259,760)	$ 72,031,860
Construction and Housing Portfolio	113,238,423	11,283,464	(5,997,111)	5,286,353
Consumer Discretionary Portfolio	173,322,271	34,858,444	(3,354,546)	31,503,898
Leisure Portfolio	314,238,681	103,561,137	(5,224,647)	98,336,490
Multimedia Portfolio	170,484,581	49,992,604	(2,039,670)	47,952,934
Retailing Portfolio	133,848,350	38,115,503	(2,074,528)	36,040,975

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Automotive Portfolio	$ 29,508	$ 4,071,238	$ -	$ 72,031,688
Construction and Housing Portfolio	-	-	(7,977,983)	5,286,353
Consumer Discretionary Portfolio.	4,454,673	2,986,819	-	31,503,778
Leisure Portfolio.	369,292	-	(4,269,370)	98,336,413
Multimedia Portfolio	33,403	1,172,950	-	47,952,934
Retailing Portfolio.	206,719	8,310,101	-	36,040,975

The tax character of distributions paid was as follows:

February 28, 2011	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 3,086,154	$ -	$ 3,086,154
Construction and Housing Portfolio	783,306	-	783,306
Consumer Discretionary Portfolio	660,864	619,426	1,280,290
Leisure Portfolio	2,395,694	-	2,395,694
Multimedia Portfolio	507,699	-	507,699
Retailing Portfolio	4,143,652	1,144,438	5,288,090
February 28, 2010	Ordinary Income	Long-term Capital Gains	Total
Automotive Portfolio	$ 69,440	$ -	$ 69,440
Construction and Housing Portfolio	826,043	-	826,043
Consumer Discretionary Portfolio	191,875	-	191,875
Leisure Portfolio	1,367,599	-	1,367,599
Multimedia Portfolio	216,486	-	216,486
Retailing Portfolio	6,179,149	784,163	6,963,312

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Automotive Portfolio	334,370,081	174,614,115
Construction and Housing Portfolio	102,733,677	104,957,354
Consumer Discretionary Portfolio	369,672,965	277,920,860
Leisure Portfolio	478,541,535	373,205,014
Multimedia Portfolio	187,626,370	107,620,233
Retailing Portfolio	341,762,844	335,524,765

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Automotive Portfolio	.30%	.26%	.57%
Construction and Housing Portfolio	.30%	.26%	.56%
Consumer Discretionary Portfolio	.30%	.26%	.56%
Leisure Portfolio	.30%	.26%	.56%
Multimedia Portfolio	.30%	.26%	.56%
Retailing Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Automotive Portfolio	.23%
Construction and Housing Portfolio	.29%
Consumer Discretionary Portfolio	.26%
Leisure Portfolio	.25%
Multimedia Portfolio	.27%
Retailing Portfolio	.27%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Automotive Portfolio	$ 4,666
Construction and Housing Portfolio	10,112
Consumer Discretionary Portfolio	14,807
Leisure Portfolio	26,968
Multimedia Portfolio	10,215
Retailing Portfolio	16,288

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Construction and Housing Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio had no interfund loans outstanding. Automotive Portfolio's and Consumer Discretionary Portfolio's open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the their Statements of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Automotive Portfolio	Borrower	$ 5,661,286.44%		$ 1,451
Consumer Discretionary Portfolio	Borrower	$ 5,598,400.40%		$ 313
Leisure Portfolio	Borrower	$ 5,449,500.43%		$ 258
Multimedia Portfolio	Borrower	$ 10,597,000.46%		$ 272
Retailing Portfolio	Borrower	$ 4,397,125.44%		$ 426

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Automotive Portfolio	$ 582
Construction and Housing Portfolio	385
Consumer Discretionary Portfolio	449
Leisure Portfolio	1,161
Multimedia Portfolio	478
Retailing Portfolio	649

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

Security Lending Income From Securities Loaned to FCM
Multimedia Portfolio	$ 163

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Automotive Portfolio	$ 6,676	$ 903
Construction and Housing Portfolio	1,672	-
Consumer Discretionary Portfolio	17,398	-
Leisure Portfolio	26,542	-
Multimedia Portfolio	9,197	-
Retailing Portfolio	5,094	-

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP Funds Manager 60% Portfolio was the owner of record of approximately 26% of the total outstanding shares of Consumer Discretionary Portfolio. The Fidelity VIP Funds Manager Portfolios were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of Consumer Discretionary Portfolio. In addition, at the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 19% and 18% of the total outstanding shares of Multimedia Portfolio and Consumer Discretionary Portfolio, respectively. The Strategic Advisers U.S. Opportunity II Fund was the owner of record of approximately 10% of the total outstanding shares of Multimedia Portfolio. Mutual funds managed by Strategic Advisers, Inc., a FMR affiliate, were the owners of record, in the aggregate, of approximately 30% and 20% of the total outstanding shares of Multimedia Portfolio and Consumer Discretionary Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Automotive Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Automotive Portfolio	04/07/11	04/06/11	$0.00	$0.720
Construction and Housing Portfolio	04/07/11	04/06/11	$0.00	$0.000
Consumer Discretionary Portfolio	04/07/11	04/06/11	$0.00	$0.970
Leisure Portfolio	04/07/11	04/06/11	$0.09	$0.005
Multimedia Portfolio	04/07/11	04/06/11	$0.01	$0.250
Retailing Portfolio	04/07/11	04/06/11	$0.07	$2.830

The funds hereby designate as capital gain dividends the amounts noted below for the taxable year indicated or for dividends for the taxable year ending 2011, if subsequently determined to be different, the net capital gain of such year; and for dividends for the taxable year ended 2010, if subsequently determined to be different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

	February 28, 2011	February 28, 2010
Automotive Portfolio	$ 4,071,238	$ 0
Consumer Discretionary Portfolio	$ 3,606,245	$ 0
Multimedia Portfolio	$ 1,172,950	$ 0
Retailing Portfolio	$ 8,365,791	$ 1,944,553

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Automotive Portfolio	19%	0%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	4%	0%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2010	December 2010
Automotive Portfolio	19%	0%
Construction and Housing Portfolio	100%	100%
Consumer Discretionary Portfolio	100%	100%
Leisure Portfolio	100%	100%
Multimedia Portfolio	100%	100%
Retailing Portfolio	5%	0%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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Fidelity®
Select Portfolios®
Consumer Staples Sector

Consumer Staples Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Performance	<Click Here>
Management's Discussion of Fund Performance	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Consumer Staples Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Consumer Staples Portfolio A	13.55%	8.82%	7.78%

A Prior to October 1, 2006, Consumer Staples Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Staples Portfolio, a class of the fund, on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Consumer Staples Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Robert Lee, Portfolio Manager of Consumer Staples Portfolio: For the 12 months ending February 28, 2011, the fund's Retail Class shares gained 13.55%, performing roughly in line with the 13.96% advance of the MSCI® U.S. IM Consumer Staples 25/50 Index, but falling short of the S&P 500®. Relative to its sector benchmark, the portfolio benefited from strong security selection in the soft drinks industry, where an overweighting in Coca-Cola boosted performance, as the company built momentum in higher-growth emerging markets and achieved better-than-expected results in more-developed markets, such as the U.S., Japan and Western Europe. Underweighting PepsiCo, which had a lesser emerging-markets presence, also contributed. Rising agricultural input costs in its snack business also hurt Pepsi's shares. The fund's out-of-index stake in British American Tobacco was another beneficiary of higher growth overseas. Distillers and vintners was a strong area, with holdings in global wine distributor Constellation Brands and British-based premium spirits producer Diageo - not found in the index - boosting the fund's return, as rebounding alcohol sales in restaurants and bars supported earnings gains. An underweighting and robust stock picking in the lagging hypermarkets/super centers area helped, including a smaller-than-index stake in Wal-Mart Stores and an overweighting in BJ's Wholesale Club. Favorable market selection in household products and brewers also buoyed performance, as did dollar weakness in relation to our foreign holdings. On the flip side, positioning in packaged foods/meats hurt the most, including an overweighting in Dean Foods - a company that sells milk across North America - which got caught in a competitive pricing trap. An out-of-index position in Netherlands-based Unilever also detracted here. Unfavorable security selection in the personal products industry was costly, including not owning two benchmark components, cosmetics manufacturer Estee Lauder and nutritional supplement marketer Herbalife. Elsewhere, a non-index stake in pharmaceutical and medical products giant Johnson & Johnson hurt, as did underweighting cigarette manufacturer Philip Morris International. Lastly, not having any exposure to premium grocer and index constituent Whole Foods Market detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 1,145.40	$ 5.90
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.39%
Actual		$ 1,000.00	$ 1,143.70	$ 7.39
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.92%
Actual		$ 1,000.00	$ 1,140.70	$ 10.19
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.85%
Actual		$ 1,000.00	$ 1,141.20	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.62	$ 9.25
Consumer Staples	.85%
Actual		$ 1,000.00	$ 1,146.80	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,146.90	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.8	12.1
The Coca-Cola Co.	12.0	11.4
CVS Caremark Corp.	6.6	4.0
British American Tobacco PLC sponsored ADR	6.1	4.9
Altria Group, Inc.	5.6	5.0
PepsiCo, Inc.	4.4	5.5
Colgate-Palmolive Co.	4.2	1.4
Unilever NV unit	3.1	2.3
Diageo PLC sponsored ADR	3.1	2.5
Johnson & Johnson	3.0	3.0
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Beverages	30.1%
Household Products	20.0%
Food & Staples Retailing	15.7%
Tobacco	14.8%
Food Products	12.7%
All Others*	6.7%

As of August 31, 2010
Beverages	31.1%
Food & Staples Retailing	19.8%
Household Products	14.5%
Tobacco	12.8%
Food Products	12.0%
All Others*	9.8%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BEVERAGES - 30.1%
Brewers - 5.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	253,611	$ 3,426,533
Anheuser-Busch InBev SA NV	558,113	31,170,509
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	260,285	7,030,298
Molson Coors Brewing Co. Class B	859,203	39,291,353
		80,918,693
Distillers & Vintners - 6.0%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,752,181	35,604,318
Diageo PLC sponsored ADR	547,406	42,839,994
Pernod-Ricard SA	58,700	5,412,011
		83,856,323
Soft Drinks - 18.4%
Coca-Cola Bottling Co. Consolidated	147,913	8,534,580
Coca-Cola FEMSA SAB de CV sponsored ADR	92,029	6,723,639
Coca-Cola Icecek AS	300,073	3,322,257
Cott Corp. (a)	21,000	175,135
Embotelladora Andina SA sponsored ADR	263,641	7,018,123
Fomento Economico Mexicano SAB de CV sponsored ADR	61,087	3,434,922
PepsiCo, Inc.	968,207	61,403,688
The Coca-Cola Co.	2,639,308	168,704,567
		259,316,911
TOTAL BEVERAGES		424,091,927
FOOD & STAPLES RETAILING - 15.7%
Drug Retail - 9.6%
CVS Caremark Corp.	2,814,108	93,034,410
Drogasil SA	217,800	1,662,495
Walgreen Co.	928,945	40,260,476
		134,957,381
Food Distributors - 0.3%
United Natural Foods, Inc. (a)	102,934	4,369,548
Food Retail - 3.1%
Fresh Market, Inc.	1,300	53,040
Koninklijke Ahold NV	501,177	6,728,121
Safeway, Inc.	1,357,313	29,616,570
Susser Holdings Corp. (a)	251,104	3,477,790
The Pantry, Inc. (a)	267,987	4,223,475
		44,098,996

	Shares	Value
Hypermarkets & Super Centers - 2.7%
BJ's Wholesale Club, Inc. (a)	101,322	$ 4,906,011
Wal-Mart Stores, Inc.	627,188	32,601,232
		37,507,243
TOTAL FOOD & STAPLES RETAILING		220,933,168
FOOD PRODUCTS - 12.7%
Agricultural Products - 4.4%
Archer Daniels Midland Co.	489,290	18,191,802
Bunge Ltd.	461,378	33,297,650
Cresud S.A.C.I.F. y A. sponsored ADR	91,600	1,594,756
Origin Agritech Ltd. (a)	95,200	842,520
SLC Agricola SA	276,300	3,593,660
Viterra, Inc.	312,700	3,831,279
		61,351,667
Packaged Foods & Meats - 8.3%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	314,000	89,507
Brasil Foods SA	2,000	34,740
Calavo Growers, Inc.	158,742	3,685,989
Cermaq ASA	227,670	3,883,072
Cosan Ltd. Class A	111,100	1,528,736
Danone	58,620	3,675,087
Dean Foods Co. (a)	673,558	7,112,772
Kraft Foods, Inc. Class A	273,127	8,696,364
Lindt & Spruengli AG (d)	111	3,475,957
Mead Johnson Nutrition Co. Class A	148,440	8,884,134
Nestle SA	510,464	28,904,038
Smart Balance, Inc. (a)	67,600	293,384
Unilever NV unit	1,459,991	44,150,128
Want Want China Holdings Ltd.	4,014,000	2,999,676
		117,413,584
TOTAL FOOD PRODUCTS		178,765,251
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
Domino's Pizza, Inc. (a)	101,404	1,710,685
Sonic Corp. (a)	266,504	2,366,556
		4,077,241
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.0%
SodaStream International Ltd. (d)	24,200	1,070,366
Housewares & Specialties - 0.1%
Tupperware Brands Corp.	21,400	1,148,110
TOTAL HOUSEHOLD DURABLES		2,218,476
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - 20.0%
Household Products - 20.0%
Colgate-Palmolive Co.	756,907	$ 59,432,338
Procter & Gamble Co.	3,524,352	222,210,399
		281,642,737
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	898,363	24,983,475
Hypermarcas SA (a)	138,400	1,580,478
Natura Cosmeticos SA	138,800	3,521,305
Nu Skin Enterprises, Inc. Class A	109,000	3,479,280
		33,564,538
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	692,820	42,566,861
Perrigo Co.	1,000	76,430
		42,643,291
TOBACCO - 14.8%
Tobacco - 14.8%
Altria Group, Inc.	3,088,731	78,361,105
British American Tobacco PLC sponsored ADR (d)	1,055,541	85,636,041
KT&G Corp.	61,159	3,113,925
Lorillard, Inc.	69,198	5,312,330
Philip Morris International, Inc.	509,803	32,005,432
Souza Cruz Industria Comerico	73,500	3,525,243
		207,954,076
TOTAL COMMON STOCKS (Cost $1,198,155,448)		1,395,890,705
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	15,137,132	$ 15,137,132
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,824,339	4,824,339
TOTAL MONEY MARKET FUNDS (Cost $19,961,471)		19,961,471
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,218,116,919)		1,415,852,176
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(7,126,334)
NET ASSETS - 100%		$ 1,408,725,842
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,915
Fidelity Securities Lending Cash Central Fund	242,084
Total	$ 299,999
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,395,890,705	$ 1,364,720,196	$ 31,170,509	$ -
Money Market Funds	19,961,471	19,961,471	-	-
Total Investments in Securities:	$ 1,415,852,176	$ 1,384,681,667	$ 31,170,509	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.3%
United Kingdom	9.2%
Netherlands	3.6%
Bermuda	2.5%
Switzerland	2.3%
Belgium	2.2%
Brazil	1.4%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $4,773,853) - See accompanying schedule: Unaffiliated issuers (cost $1,198,155,448)	$ 1,395,890,705
Fidelity Central Funds (cost $19,961,471)	19,961,471
Total Investments (cost $1,218,116,919)		$ 1,415,852,176
Receivable for fund shares sold		1,507,366
Dividends receivable		1,756,097
Distributions receivable from Fidelity Central Funds		20,089
Prepaid expenses		2,695
Other receivables		5,404
Total assets		1,419,143,827

Liabilities
Payable for investments purchased	$ 80,369
Payable for fund shares redeemed	4,344,746
Accrued management fee	655,955
Distribution and service plan fees payable	132,062
Other affiliated payables	313,090
Other payables and accrued expenses	67,424
Collateral on securities loaned, at value	4,824,339
Total liabilities		10,417,985

Net Assets		$ 1,408,725,842
Net Assets consist of:
Paid in capital		$ 1,204,127,374
Undistributed net investment income		3,223,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,638,829
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,736,438
Net Assets		$ 1,408,725,842

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($160,525,920 ÷ 2,372,808 shares)	$ 67.65

Maximum offering price per share (100/94.25 of $67.65)	$ 71.78
Class T: Net Asset Value and redemption price per share ($31,496,202 ÷ 467,974 shares)	$ 67.30

Maximum offering price per share (100/96.50 of $67.30)	$ 69.74
Class B: Net Asset Value and offering price per share ($20,033,105 ÷ 299,742 shares)A	$ 66.83

Class C: Net Asset Value and offering price per share ($81,239,291 ÷ 1,217,786 shares)A	$ 66.71

Consumer Staples: Net Asset Value, offering price and redemption price per share ($877,548,029 ÷ 12,908,499 shares)	$ 67.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($237,883,295 ÷ 3,506,760 shares)	$ 67.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 34,561,280
Interest		265
Income from Fidelity Central Funds		299,999
Total income		34,861,544

Expenses
Management fee	$ 7,388,443
Transfer agent fees	3,240,147
Distribution and service plan fees	1,550,109
Accounting and security lending fees	422,444
Custodian fees and expenses	116,156
Independent trustees' compensation	7,316
Registration fees	134,969
Audit	44,861
Legal	4,847
Miscellaneous	16,243
Total expenses before reductions	12,925,535
Expense reductions	(35,683)	12,889,852
Net investment income (loss)		21,971,692
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,316,174
Foreign currency transactions	(125,434)
Total net realized gain (loss)		37,190,740
Change in net unrealized appreciation (depreciation) on: Investment securities	108,090,796
Assets and liabilities in foreign currencies	2,058
Total change in net unrealized appreciation (depreciation)		108,092,854
Net gain (loss)		145,283,594
Net increase (decrease) in net assets resulting from operations		$ 167,255,286

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,971,692	$ 17,630,422
Net realized gain (loss)	37,190,740	34,351,921
Change in net unrealized appreciation (depreciation)	108,092,854	298,589,963
Net increase (decrease) in net assets resulting from operations	167,255,286	350,572,306
Distributions to shareholders from net investment income	(18,562,633)	(15,962,478)
Distributions to shareholders from net realized gain	(13,301,800)	-
Total distributions	(31,864,433)	(15,962,478)
Share transactions - net increase (decrease)	3,732,087	33,089,434
Redemption fees	35,627	34,831
Total increase (decrease) in net assets	139,158,567	367,734,093

Net Assets
Beginning of period	1,269,567,275	901,833,182
End of period (including undistributed net investment income of $3,223,201 and undistributed net investment income of $1,438,918, respectively)	$ 1,408,725,842	$ 1,269,567,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.98	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	7.10	17.02	(19.19)	7.29	1.28
Total from investment operations	8.08	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.83)	(.74)	(.66)	(.42)	-
Distributions from net realized gain	(.66)	-	(.02)	(2.44)	-
Total distributions	(1.49)	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	13.27%	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.11%	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.53%	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,526	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.79	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	7.05	16.95	(19.12)	7.29	1.18
Total from investment operations	7.84	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.65)	(.59)	(.60)	(.35)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.31)	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	12.93%	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.40%	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.24%	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,496	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.46	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	6.98	16.82	(19.01)	7.27	1.18
Total from investment operations	7.44	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.32)	(.35)	(.42)	(.19)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(.98)	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	12.35%	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.73%	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.49	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	7.00	16.80	(19.00)	7.28	1.18
Total from investment operations	7.49	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.41)	(.38)	(.44)	(.29)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.07)	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	12.44%	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.85%	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.79%	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,239	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Income from Investment Operations
Net investment income (loss) B	1.14	.96	.88	.71	.56
Net realized and unrealized gain (loss)	7.14	17.11	(19.31)	7.30	8.88
Total from investment operations	8.28	18.07	(18.43)	8.01	9.44
Distributions from net investment income	(.98)	(.87)	(.67)	(.46)	(.32)
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	(3.18)
Total distributions	(1.64)	(.87)	(.69) H	(2.90)	(3.50)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Total Return A	13.55%	40.96%	(29.23)%	13.72%	18.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.92%	.91%	.91%	1.01%
Expenses net of fee waivers, if any	.86%	.92%	.91%	.90%	.99%
Expenses net of all reductions	.86%	.91%	.90%	.90%	.98%
Net investment income (loss)	1.78%	1.73%	1.55%	1.12%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,548	$ 946,455	$ 657,263	$ 655,224	$ 374,930
Portfolio turnover rate D	57%	69%	70%	71%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	1.15	.98	.82	.74	.07
Net realized and unrealized gain (loss)	7.13	17.09	(19.23)	7.30	1.16
Total from investment operations	8.28	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(1.04)	(.88)	(.73)	(.51)	-
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	-
Total distributions	(1.70)	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	- J	.01	.01	- J
Net asset value, end of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	13.57%	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.87%	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.87%	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.77%	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 237,883	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 202,227,481
Gross unrealized depreciation	(10,292,278)
Net unrealized appreciation (depreciation) on securities and other investments	$ 191,935,203
Tax Cost	$ 1,223,916,973

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,273,198
Undistributed long-term capital gain	$ 9,389,077
Net unrealized appreciation (depreciation)	$ 191,937,229

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 20,981,143	$ 15,962,478
Long-term Capital Gains	10,883,290	-
Total	$ 31,864,433	$ 15,962,478

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,599,862 and $731,559,150, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 397,107	$ 750
Class T	.25%	.25%	151,642	730
Class B	.75%	.25%	206,719	155,566
Class C	.75%	.25%	794,641	171,222
			$ 1,550,109	$ 328,268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 74,644
Class T	11,773
Class B*	44,031
Class C*	9,882
$ 140,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 384,629.24
Class T	85,440.28
Class B	61,736.30
Class C	189,687.24
Consumer Staples	2,187,260.24
Institutional Class	331,395.26
	$ 3,240,147

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,374 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,935 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $242,084, including $4,962 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,625 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $58.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 2,005,855	$ 2,068,687
Class T	304,100	279,551
Class B	100,155	121,683
Class C	513,058	461,837
Consumer Staples	13,026,528	12,515,444
Institutional Class	2,612,937	515,276
Total	$ 18,562,633	$ 15,962,478
From net realized gain
Class A	$ 1,585,279	$ -
Class T	307,782	-
Class B	204,642	-
Class C	836,095	-
Consumer Staples	8,597,123	-
Institutional Class	1,770,879	-
Total	$ 13,301,800	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	610,485	1,132,943	$ 39,028,355	$ 59,482,737
Reinvestment of distributions	47,297	31,495	3,150,891	1,903,559
Shares redeemed	(944,038)	(1,263,286)	(60,078,639)	(70,043,896)
Net increase (decrease)	(286,256)	(98,848)	$ (17,899,393)	$ (8,657,600)
Class T
Shares sold	91,776	173,895	$ 5,882,190	$ 9,112,154
Reinvestment of distributions	8,541	4,329	566,923	262,823
Shares redeemed	(120,454)	(207,203)	(7,689,132)	(10,599,980)
Net increase (decrease)	(20,137)	(28,979)	$ (1,240,019)	$ (1,225,003)
Class B
Shares sold	35,654	104,786	$ 2,191,455	$ 5,439,880
Reinvestment of distributions	3,610	1,610	238,429	97,230
Shares redeemed	(89,029)	(99,879)	(5,598,851)	(5,370,134)
Net increase (decrease)	(49,765)	6,517	$ (3,168,967)	$ 166,976
Class C
Shares sold	340,893	378,183	$ 21,482,594	$ 19,816,576
Reinvestment of distributions	14,479	5,180	954,487	312,378
Shares redeemed	(362,057)	(422,141)	(23,068,564)	(22,614,834)
Net increase (decrease)	(6,685)	(38,778)	$ (631,483)	$ (2,485,880)
Consumer Staples
Shares sold	4,055,609	6,969,074	$ 260,108,965	$ 390,940,582
Reinvestment of distributions	309,170	198,030	20,671,323	11,983,104
Shares redeemed	(6,885,851)	(6,628,713)	(436,510,553)	(351,735,799)
Net increase (decrease)	(2,521,072)	538,391	$ (155,730,265)	$ 51,187,887
Institutional Class
Shares sold	3,382,703	333,805	$ 212,714,327	$ 17,656,120
Reinvestment of distributions	58,392	4,184	3,904,787	251,491
Shares redeemed	(524,454)	(449,527)	(34,216,900)	(23,804,557)
Net increase (decrease)	2,916,641	(111,538)	$ 182,402,214	$ (5,896,946)

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Staples Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-
2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-
2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Consumer Staples Portfolio voted to pay on April 18, 2011 to shareholders of record at the opening of business on April 15, 2011, a distribution of $0.465 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.177 per share from net investment income.

Consumer Staples hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2011, $20,272,367, or, if subsequently determined to be different, the net capital gain of such year.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Consumer Staples designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCS-UANNPRO-0411
1.910418.107

Fidelity®
Select Portfolios®
Energy Sector

Energy Portfolio

Energy Service Portfolio

Natural Gas Portfolio

Natural Resources Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Energy Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Energy Service Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Natural Gas Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Natural Resources Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Energy Portfolio	.84%
Actual		$ 1,000.00	$ 1,580.00	$ 5.37
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21
Energy Service Portfolio	.83%
Actual		$ 1,000.00	$ 1,685.20	$ 5.53
HypotheticallA		$ 1,000.00	$ 1,020.68	$ 4.16
Natural Gas Portfolio	.88%
Actual		$ 1,000.00	$ 1,379.90	$ 5.19
HypotheticallA		$ 1,000.00	$ 1,020.43	$ 4.41
Natural Resources Portfolio	.87%
Actual		$ 1,000.00	$ 1,541.40	$ 5.48
HypotheticallA		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Energy Portfolio	38.95%	7.94%	11.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from John Dowd, Portfolio Manager of Energy Portfolio: For the 12 months ending February 28, 2011, the fund returned 38.95%, underperforming the 42.18% return of the MSCI® U.S. IM Energy 25/50 Index, but outperforming the S&P 500®. Relative to the sector benchmark, stock picking in oil/gas exploration and production (E&P), an overweighting in oil/gas drilling and underweighting integrated oil and gas stocks all hurt performance. In E&P, detractors included several natural gas "pure plays" stung by falling gas prices, and I moved away from that theme by period end. In the wake of the oil spill disaster in the Gulf of Mexico, I underestimated the negative impact the subsequent deepwater drilling moratorium would have on drilling stocks such as Noble and Transocean, the latter of which owned the ill-fated Deepwater Horizon rig. The fund also was hurt by having only a minor position in index constituent ConocoPhillips, an integrated oil company whose stock rose after a successful corporate restructuring. Conoco was sold from the fund by period end. Pure-play natural gas firms Southwestern Energy, Cabot Oil & Gas and Petrohawk Energy detracted, and each was sold from the fund by period end. An underweighting in benchmark heavyweight Chevron proved detrimental, as this integrated oil firm is more leveraged to oil than gas, and its stock tends to do well when natural gas prices are falling. Conversely, the fund did well with positioning in the outperforming oil and gas refining/marketing segment, along with an overweighting in the much-in-demand oil and gas equipment/services area. The fund's top contributor was an overweighting in Holly, a mid-continent refining company with plants in New Mexico, Utah and Oklahoma. A significant underweighting in benchmark heavyweight Exxon Mobil helped, as its stock underperformed. National Oilwell Varco, which provides equipment for drilling rigs, was a big winner for the fund. A spike in orders for new offshore rigs helped the company's revenue outlook, and its stock soared.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	15.9	19.7
Schlumberger Ltd.	6.0	6.0
Occidental Petroleum Corp.	5.8	3.8
Marathon Oil Corp.	4.4	4.8
Chevron Corp.	4.2	10.8
Baker Hughes, Inc.	4.2	1.9
National Oilwell Varco, Inc.	4.0	2.6
Apache Corp.	3.9	3.4
Halliburton Co.	3.3	4.2
Transocean Ltd.	2.7	2.2
	54.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Oil, Gas & Consumable Fuels	64.4%
Energy Equipment & Services	30.3%
Chemicals	1.3%
Construction & Engineering	1.3%
Metals & Mining	0.8%
All Others*	1.9%

As of August 31, 2010
Oil, Gas & Consumable Fuels	68.2%
Energy Equipment & Services	28.2%
Semiconductors & Semiconductor Equipment	1.6%
Construction & Engineering	1.5%
Metals & Mining	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets.

Annual Report

Energy Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CHEMICALS - 1.3%
Specialty Chemicals - 1.3%
LyondellBasell Industries NV Class A (a)	1,052,041	$ 40,061,721
CONSTRUCTION & ENGINEERING - 1.3%
Construction & Engineering - 1.3%
Foster Wheeler AG (a)	185,600	6,711,296
Jacobs Engineering Group, Inc. (a)	400,781	20,063,097
KBR, Inc.	343,710	11,273,688
		38,048,081
ENERGY EQUIPMENT & SERVICES - 30.3%
Oil & Gas Drilling - 7.6%
Aker Drilling ASA (a)	784,600	2,914,593
Discovery Offshore S.A. (a)(e)	870,600	1,943,547
Ensco International Ltd. ADR (d)	1,053,800	59,118,180
Hercules Offshore, Inc. (a)	389,080	1,922,055
Noble Corp.	700,845	31,334,780
Northern Offshore Ltd. (a)	1,261,675	3,008,119
Ocean Rig UDW, Inc. (a)	695,700	14,568,040
Rowan Companies, Inc. (a)	231,900	9,895,173
Seadrill Ltd.	534,800	20,382,248
Transocean Ltd. (a)	981,347	83,051,397
Tuscany International Drilling, Inc. (a)	1,588,600	3,173,111
		231,311,243
Oil & Gas Equipment & Services - 22.7%
Baker Hughes, Inc.	1,791,047	127,253,889
Dresser-Rand Group, Inc. (a)	195,776	9,647,841
Halliburton Co.	2,139,821	100,443,198
ION Geophysical Corp. (a)	149,400	1,915,308
National Oilwell Varco, Inc.	1,529,985	121,740,906
Oceaneering International, Inc. (a)	622,865	52,090,200
Oil States International, Inc. (a)	369,721	26,911,992
Saipem SpA	141,760	7,160,014
Schlumberger Ltd.	1,937,240	180,976,961
Schoeller-Bleckmann Oilfield Equipment AG	76,852	6,554,246
Superior Energy Services, Inc. (a)	229,676	8,798,888
TSC Offshore Group Ltd. (a)	5,462,000	1,388,644
Weatherford International Ltd. (a)	1,511,638	36,551,407
Willbros Group, Inc. (a)	533,307	6,058,368
		687,491,862
TOTAL ENERGY EQUIPMENT & SERVICES		918,803,105
GAS UTILITIES - 0.0%
Gas Utilities - 0.0%
China Gas Holdings Ltd.	2,829,859	1,061,015
METALS & MINING - 0.8%
Diversified Metals & Mining - 0.8%
Grande Cache Coal Corp. (a)	338,200	3,252,291

	Shares	Value
MacArthur Coal Ltd.	510,116	$ 6,169,679
Walter Energy, Inc.	112,200	13,577,322
		22,999,292
OIL, GAS & CONSUMABLE FUELS - 64.4%
Coal & Consumable Fuels - 6.1%
Alpha Natural Resources, Inc. (a)(d)	1,108,526	60,104,280
Massey Energy Co.	1,193,605	75,591,005
Peabody Energy Corp.	757,020	49,577,240
		185,272,525
Integrated Oil & Gas - 33.3%
BG Group PLC	303,156	7,376,042
Chevron Corp.	1,238,009	128,443,434
Exxon Mobil Corp.	5,650,392	483,278,026
Hess Corp.	389,781	33,922,640
Marathon Oil Corp.	2,655,877	131,731,499
Occidental Petroleum Corp.	1,714,346	174,811,862
Royal Dutch Shell PLC Class B ADR	723,213	52,158,122
		1,011,721,625
Oil & Gas Exploration & Production - 15.5%
Anadarko Petroleum Corp.	587,332	48,061,378
Apache Corp.	936,830	116,747,755
Bankers Petroleum Ltd. (a)	1,406,800	13,658,815
Brigham Exploration Co. (a)	90,300	3,303,174
Chesapeake Energy Corp.	967,200	34,441,992
Cimarex Energy Co.	492,664	57,213,070
Concho Resources, Inc. (a)	28,336	3,018,351
Gran Tierra Energy, Inc. (a)	1,291,300	12,018,895
Newfield Exploration Co. (a)	411,000	29,916,690
Niko Resources Ltd.	46,200	3,947,632
Noble Energy, Inc.	157,544	14,598,027
Northern Oil & Gas, Inc. (a)	31,900	1,013,463
Pacific Rubiales Energy Corp.	260,200	8,722,895
Painted Pony Petroleum Ltd. Class A (a)	393,900	4,388,158
Petrobank Energy & Resources Ltd. (a)	74,200	1,909,146
Petroleum Development Corp. (a)	101,900	4,782,167
Petrominerales Ltd.	162,873	6,781,554
Pioneer Natural Resources Co.	293,166	30,002,608
Talisman Energy, Inc.	638,900	15,859,850
Toreador Resources Corp. (a)(d)	155,423	2,357,767
Vermilion Energy, Inc.	25,300	1,329,797
Whiting Petroleum Corp. (a)	848,250	55,424,655
		469,497,839
Oil & Gas Refining & Marketing - 9.2%
CVR Energy, Inc. (a)	1,286,837	24,321,219
Frontier Oil Corp.	1,479,057	41,265,690
Holly Corp.	1,296,404	74,076,525
Keyera Corp.	84,700	3,294,688
Petroplus Holdings AG	210,920	3,417,133
Tesoro Corp. (a)	1,838,411	43,717,414
Valero Energy Corp.	1,995,608	56,236,233
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Refining & Marketing - continued
Western Refining, Inc. (a)(d)	1,236,316	$ 20,114,861
World Fuel Services Corp.	292,442	12,118,796
		278,562,559
Oil & Gas Storage & Transport - 0.3%
El Paso Corp.	449,500	8,360,700
TOTAL OIL, GAS & CONSUMABLE FUELS		1,953,415,248
TOTAL COMMON STOCKS (Cost $2,002,415,701)		2,974,388,462
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $1,040,000)	$ 1,040,000	1,080,300
Money Market Funds - 5.7%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	62,525,424	$ 62,525,424
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	109,890,414	109,890,414
TOTAL MONEY MARKET FUNDS (Cost $172,415,838)		172,415,838
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $2,175,871,539)	3,147,884,600
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(114,862,041)
NET ASSETS - 100%	$ 3,033,022,559
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,943,547 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,681
Fidelity Securities Lending Cash Central Fund	231,242
Total	$ 261,923
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,974,388,462	$ 2,968,218,783	$ 6,169,679	$ -
Convertible Bonds	1,080,300	-	1,080,300	-
Money Market Funds	172,415,838	172,415,838	-	-
Total Investments in Securities:	$ 3,147,884,600	$ 3,140,634,621	$ 7,249,979	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.4%
Netherlands Antilles	6.0%
Switzerland	5.2%
United Kingdom	3.8%
Canada	2.1%
Netherlands	1.3%
Others (Individually Less Than 1%)	2.2%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $162,227,335 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $107,942,215) - See accompanying schedule: Unaffiliated issuers (cost $2,003,455,701)	$ 2,975,468,762
Fidelity Central Funds (cost $172,415,838)	172,415,838
Total Investments (cost $2,175,871,539)		$ 3,147,884,600
Receivable for investments sold		7,240,693
Receivable for fund shares sold		19,546,278
Dividends receivable		5,594,017
Interest receivable		18,525
Distributions receivable from Fidelity Central Funds		14,342
Prepaid expenses		3,875
Other receivables		19,147
Total assets		3,180,321,477

Liabilities
Payable for investments purchased	$ 30,811,550
Payable for fund shares redeemed	4,653,742
Accrued management fee	1,323,493
Other affiliated payables	543,914
Other payables and accrued expenses	75,805
Collateral on securities loaned, at value	109,890,414
Total liabilities		147,298,918

Net Assets		$ 3,033,022,559
Net Assets consist of:
Paid in capital		$ 2,230,761,033
Undistributed net investment income		2,501,192
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(172,246,656)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		972,006,990
Net Assets, for 50,362,187 shares outstanding		$ 3,033,022,559
Net Asset Value, offering price and redemption price per share ($3,033,022,559 ÷ 50,362,187 shares)		$ 60.22

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 31,127,011
Interest		50,056
Income from Fidelity Central Funds		261,923
Total income		31,438,990

Expenses
Management fee	$ 11,846,464
Transfer agent fees	5,275,271
Accounting and security lending fees	644,527
Custodian fees and expenses	62,222
Independent trustees' compensation	11,538
Registration fees	134,361
Audit	43,597
Legal	7,559
Interest	2,836
Miscellaneous	26,056
Total expenses before reductions	18,054,431
Expense reductions	(74,463)	17,979,968
Net investment income (loss)		13,459,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	115,413,652
Foreign currency transactions	(101,366)
Total net realized gain (loss)		115,312,286
Change in net unrealized appreciation (depreciation) on: Investment securities	640,670,142
Assets and liabilities in foreign currencies	136
Total change in net unrealized appreciation (depreciation)		640,670,278
Net gain (loss)		755,982,564
Net increase (decrease) in net assets resulting from operations		$ 769,441,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,459,022	$ 3,558,998
Net realized gain (loss)	115,312,286	43,703,718
Change in net unrealized appreciation (depreciation)	640,670,278	750,988,749
Net increase (decrease) in net assets resulting from operations	769,441,586	798,251,465
Distributions to shareholders from net investment income	(10,965,367)	(4,448,317)
Share transactions Proceeds from sales of shares	807,561,965	635,828,628
Reinvestment of distributions	10,430,100	4,235,438
Cost of shares redeemed	(677,541,254)	(637,354,218)
Net increase (decrease) in net assets resulting from share transactions	140,450,811	2,709,848
Redemption fees	77,677	122,933
Total increase (decrease) in net assets	899,004,707	796,635,929

Net Assets
Beginning of period	2,134,017,852	1,337,381,923
End of period (including undistributed net investment income of $2,501,192 and distributions in excess of net investment income of $206,987, respectively)	$ 3,033,022,559	$ 2,134,017,852
Other Information Shares
Sold	16,320,732	16,609,422
Issued in reinvestment of distributions	206,804	101,862
Redeemed	(15,161,606)	(16,469,484)
Net increase (decrease)	1,365,930	241,800

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 43.55	$ 27.43	$ 64.48	$ 48.80	$ 49.20
Income from Investment Operations
Net investment income (loss) C	.29	.07	.02	.01	.18
Net realized and unrealized gain (loss)	16.63	16.14	(35.81)	19.61	4.13
Total from investment operations	16.92	16.21	(35.79)	19.62	4.31
Distributions from net investment income	(.25)	(.09)	(.01)	(.05)	(.10)
Distributions from net realized gain	-	-	(1.26)	(3.90)	(4.62)
Total distributions	(.25)	(.09)	(1.27)	(3.95)	(4.72)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 60.22	$ 43.55	$ 27.43	$ 64.48	$ 48.80
Total Return A, B	38.95%	59.11%	(56.63)%	40.72%	8.57%
Ratios to Average Net Assets D,F
Expenses before reductions	.85%	.90%	.83%	.84%	.89%
Expenses net of fee waivers, if any	.85%	.90%	.83%	.84%	.89%
Expenses net of all reductions	.85%	.90%	.83%	.84%	.89%
Net investment income (loss)	.64%	.18%	.03%	.02%	.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,033,023	$ 2,134,018	$ 1,337,382	$ 3,155,852	$ 2,145,397
Portfolio turnover rate E	107%	97%	148%	55%	102%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Energy Service Portfolio	47.38%	7.50%	9.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Energy Service Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Energy Service Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Jonathan Kasen, who became Portfolio Manager of Energy Service Portfolio on July 1, 2010: For the 12 months ending February 28, 2011, the fund returned 47.38%, outpacing the S&P 500® but lagging the 49.13% return of the MSCI® U.S. IM Energy Equipment & Services 25/50 Index. The fund underperformed its industry benchmark primarily due to a modest cash position in a rising market. At the same time, the fund was hurt by security selection among small-cap stocks with a market capitalization of between $1 billion and $2 billion, and by not having enough exposure to the benchmark's smallest stocks, which fared quite well. On an individual security basis, performance suffered when I sold Superior Well Services before its stock jumped on an acquisition agreement with Nabors Industries. Results were held back by an overweighting in Transocean, owner of the Gulf of Mexico's ill-fated Deepwater Horizon rig, and I reduced the stake by period end. Transocean, now based in Switzerland, was eliminated from the benchmark in December. My timing in Helmerich & Payne also stung, as this leading horizontal drill rig company posted higher-than-expected earnings due to soaring oil rig counts and higher pricing power for premium land rigs. On the plus side, the fund was helped by its positioning in larger firms and, on an industry basis, underweighting the lagging oil and gas drilling segment and making good choices within oil/gas equipment and services. Not owning benchmark constituent Diamond Offshore Drilling was the biggest contributor to relative performance. I believed Diamond's stock was expensive, even after the deepwater driller was hurt by the BP oil spill and the subsequent moratorium on deepwater drilling permits in the U.S. The timing of an investment in reservoir analysis company Core Laboratories paid off, as did the fund's larger-than-benchmark stake in small-cap oil-field pumping company Lufkin Industries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Energy Service Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd.	16.9	16.7
Halliburton Co.	13.8	12.7
Baker Hughes, Inc.	10.3	8.1
National Oilwell Varco, Inc.	7.3	5.0
Cameron International Corp.	4.8	4.9
Oceaneering International, Inc.	4.8	2.9
Noble Corp.	4.3	4.9
Weatherford International Ltd.	4.0	6.4
Rowan Companies, Inc.	3.9	0.9
McDermott International, Inc.	2.3	2.0
	72.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Energy Equipment & Services	95.0%
Construction & Engineering	2.4%
Trading Companies & Distributors	0.8%
Machinery	0.6%
All Others*	1.2%

As of August 31, 2010
Energy Equipment & Services	97.1%
Machinery	1.8%
Construction & Engineering	0.7%
Semiconductors & Semiconductor Equipment†	0.0%
Water Utilities†	0.0%
All Others*	0.4%

* Includes short-term investments and net other assets.
† Amount represents less than 0.1%.

Annual Report

Energy Service Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
CONSTRUCTION & ENGINEERING - 2.4%
Construction & Engineering - 2.4%
Fluor Corp.	254,400	$ 18,001,344
Jacobs Engineering Group, Inc. (a)	459,200	22,987,552
Shaw Group, Inc. (a)	221,800	8,809,896
		49,798,792
ENERGY EQUIPMENT & SERVICES - 95.0%
Oil & Gas Drilling - 15.3%
Cathedral Energy Services Ltd.	1,000,000	10,501,930
Discovery Offshore S.A. (a)(e)	578,100	1,290,563
Ensco International Ltd. ADR	485,800	27,253,380
Helmerich & Payne, Inc.	332,600	21,615,674
Nabors Industries Ltd. (a)	215,755	6,142,545
Noble Corp. (d)	1,976,435	88,366,409
Northern Offshore Ltd. (a)	173,262	413,096
Ocean Rig UDW, Inc. (a)	441,600	9,247,156
Pride International, Inc. (a)	334,400	13,880,944
Rowan Companies, Inc. (a)	1,853,100	79,071,777
Transocean Ltd. (a)	385,687	32,640,691
Trinidad Drilling Ltd.	1,355,900	11,433,535
Tuscany International Drilling, Inc. (a)	1,492,200	2,980,559
Vantage Drilling Co. (a)	3,950,400	8,216,832
		313,055,091
Oil & Gas Equipment & Services - 79.7%
Aker Solutions ASA	750,300	15,878,869
Baker Hughes, Inc.	2,955,022	209,954,313
Bristow Group, Inc. (a)	84,200	4,034,864
Cameron International Corp. (a)	1,654,888	97,853,527
Core Laboratories NV	37,300	3,854,955
Dresser-Rand Group, Inc. (a)	612,500	30,184,000
Dril-Quip, Inc. (a)	159,800	12,256,660
Exterran Holdings, Inc. (a)	451,600	10,251,320
FMC Technologies, Inc. (a)	139,931	13,160,511
Fugro NV (Certificaten Van Aandelen) unit	138,100	11,617,635
Global Geophysical Services, Inc. (a)	63,860	898,510
Halliburton Co.	5,983,699	280,874,831
Helix Energy Solutions Group, Inc. (a)	1,083,000	16,678,200
Hornbeck Offshore Services, Inc. (a)(d)	407,200	11,568,552
ION Geophysical Corp. (a)	2,551,955	32,716,063
Lufkin Industries, Inc.	371,300	29,017,095
McDermott International, Inc. (a)	2,024,300	46,457,685
National Oilwell Varco, Inc.	1,874,762	149,174,812
Newpark Resources, Inc. (a)	897,046	6,261,381
Oceaneering International, Inc. (a)	1,160,000	97,010,800
Petroleum Geo-Services ASA (a)	559,100	9,221,311
RigNet, Inc.	258,594	3,801,332
Saipem SpA	448,056	22,630,412
Schlumberger Ltd.	3,693,566	345,052,936
Schoeller-Bleckmann Oilfield Equipment AG	461,900	39,392,680

	Shares	Value
Superior Energy Services, Inc. (a)	950,559	$ 36,415,915
TETRA Technologies, Inc. (a)	542,096	7,486,346
Weatherford International Ltd. (a)	3,391,938	82,017,061
		1,625,722,576
TOTAL ENERGY EQUIPMENT & SERVICES		1,938,777,667
MACHINERY - 0.6%
Industrial Machinery - 0.6%
Gardner Denver, Inc.	165,900	12,133,926
TRADING COMPANIES & DISTRIBUTORS - 0.8%
Trading Companies & Distributors - 0.8%
Finning International, Inc.	442,600	12,600,144
Mills Estruturas e Servicos de Engenharia SA	225,000	2,546,430
		15,146,574
TOTAL COMMON STOCKS (Cost $1,256,935,130)		2,015,856,959
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.19% (b)	52,491,266	52,491,266
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	9,821,100	9,821,100
TOTAL MONEY MARKET FUNDS (Cost $62,312,366)		62,312,366
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,319,247,496)	2,078,169,325
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(37,478,154)
NET ASSETS - 100%	$ 2,040,691,171
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,290,563 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 29,726
Fidelity Securities Lending Cash Central Fund	111,772
Total	$ 141,498
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	61.7%
Netherlands Antilles	16.9%
Switzerland	9.9%
Panama	2.3%
Austria	1.9%
Canada	1.8%
United Kingdom	1.3%
Norway	1.2%
Italy	1.1%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $195,879,771 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $9,800,440) - See accompanying schedule: Unaffiliated issuers (cost $1,256,935,130)	$ 2,015,856,959
Fidelity Central Funds (cost $62,312,366)	62,312,366
Total Investments (cost $1,319,247,496)		$ 2,078,169,325
Receivable for fund shares sold		17,095,237
Dividends receivable		1,551,013
Distributions receivable from Fidelity Central Funds		5,879
Prepaid expenses		2,351
Other receivables		13,291
Total assets		2,096,837,096

Liabilities
Payable for investments purchased	$ 41,961,640
Payable for fund shares redeemed	3,079,074
Accrued management fee	882,563
Other affiliated payables	352,705
Other payables and accrued expenses	48,843
Collateral on securities loaned, at value	9,821,100
Total liabilities		56,145,925

Net Assets		$ 2,040,691,171
Net Assets consist of:
Paid in capital		$ 1,481,279,740
Accumulated net investment loss		(61,947)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(199,448,814)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		758,922,192
Net Assets, for 23,762,024 shares outstanding		$ 2,040,691,171
Net Asset Value, offering price and redemption price per share ($2,040,691,171 ÷ 23,762,024 shares)		$ 85.88

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 10,307,592
Interest		14,183
Income from Fidelity Central Funds		141,498
Total income		10,463,273

Expenses
Management fee	$ 7,461,250
Transfer agent fees	3,236,014
Accounting and security lending fees	430,471
Custodian fees and expenses	44,762
Independent trustees' compensation	7,220
Registration fees	87,202
Audit	47,586
Legal	4,526
Interest	2,700
Miscellaneous	15,973
Total expenses before reductions	11,337,704
Expense reductions	(59,440)	11,278,264
Net investment income (loss)		(814,991)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,730,327
Foreign currency transactions	(123,463)
Total net realized gain (loss)		55,606,864
Change in net unrealized appreciation (depreciation) on: Investment securities	540,146,841
Assets and liabilities in foreign currencies	377
Total change in net unrealized appreciation (depreciation)		540,147,218
Net gain (loss)		595,754,082
Net increase (decrease) in net assets resulting from operations		$ 594,939,091

See accompanying notes which are an integral part of the financial statements.

Annual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (814,991)	$ 443,233
Net realized gain (loss)	55,606,864	48,016,172
Change in net unrealized appreciation (depreciation)	540,147,218	489,518,512
Net increase (decrease) in net assets resulting from operations	594,939,091	537,977,917
Distributions to shareholders from net investment income	-	(787,232)
Share transactions Proceeds from sales of shares	737,771,272	505,358,815
Reinvestment of distributions	-	745,437
Cost of shares redeemed	(574,519,729)	(501,940,099)
Net increase (decrease) in net assets resulting from share transactions	163,251,543	4,164,153
Redemption fees	72,873	127,188
Total increase (decrease) in net assets	758,263,507	541,482,026

Net Assets
Beginning of period	1,282,427,664	740,945,638
End of period (including accumulated net investment loss of $61,947 and accumulated net investment loss of $196, respectively)	$ 2,040,691,171	$ 1,282,427,664
Other Information Shares
Sold	10,987,135	9,992,001
Issued in reinvestment of distributions	-	12,721
Redeemed	(9,234,606)	(9,871,755)
Net increase (decrease)	1,752,529	132,967

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 J	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 58.27	$ 33.87	$ 92.62	$ 66.82	$ 68.03
Income from Investment Operations
Net investment income (loss) C	(.04)	.02 F	(.02) G	(.21)	(.21) H
Net realized and unrealized gain (loss)	27.65	24.41	(54.75)	28.45	3.07
Total from investment operations	27.61	24.43	(54.77)	28.24	2.86
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	-	-	(4.00)	(2.46)	(4.15)
Total distributions	-	(.04)	(4.00)	(2.46)	(4.15)
Redemption fees added to paid in capital C	- K	.01	.02	.02	.08
Net asset value, end of period	$ 85.88	$ 58.27	$ 33.87	$ 92.62	$ 66.82
Total Return A, B	47.38%	72.15%	(61.89)%	42.91%	3.92%
Ratios to Average Net Assets D,I
Expenses before reductions	.85%	.91%	.82%	.83%	.88%
Expenses net of fee waivers, if any	.85%	.91%	.82%	.83%	.88%
Expenses net of all reductions	.85%	.91%	.82%	.83%	.88%
Net investment income (loss)	(.06)%	.04% F	(.03)% G	(.23)%	(.30)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,040,691	$ 1,282,428	$ 740,946	$ 2,256,105	$ 1,221,404
Portfolio turnover rate E	85%	84%	82%	64%	92%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.15)%. G Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.11)%. H Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%. I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. J For the year ended February 29. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Natural Gas Portfolio	17.58%	3.25%	8.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Gas Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Gas Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Ryan Oldham, who became Portfolio Manager of Natural Gas Portfolio on June 8, 2010: During the past year, the fund returned 17.58%, underperforming both the broadly based S&P 500® and the 30.39% gain of the S&P® Custom Natural Gas Index. Relative to the industry benchmark, stock picking in oil/gas exploration and production (E&P) hurt the most, followed by the fund's positioning in multi-utilities, in oil/gas equipment and services, oil/gas drilling and gas utilities. Although the fund was favorably positioned from a market-cap standpoint, disappointing stock picking overall prevented it from fully benefiting. In terms of individual stocks, the biggest detractor by far was a large stake in Plains Exploration & Production, an E&P holding whose stock plummeted after the negative impact of the Macondo oil-well disaster in the Gulf of Mexico. I sold Plains from the fund when I took over in June, but not before the damage had been done. Unfavorable positioning in EOG Resources also hurt, as did a below-index stake in Pioneer Natural Resources, an oil-concentrated E&P whose stock soared due to its strong presence in the Permian Basin oilfield in West Texas. Untimely ownership of Chesapeake Energy detracted, as did a significant underweighting in multi-utility Dominion Resources, which fared quite well during the first half of the period. Conversely, the fund got a lift from solid stock picking in integrated oil/gas, oil/gas refining and marketing, and oil/gas storage and transport. Within E&P, underweighting Apache helped the most, given the stock's decline in the wake of Macondo. Mariner Energy also contributed, as the stock soared on its acquisition by Apache in late April. Integrated oil/gas holding Suncor Energy, based in Canada, helped, while timely ownership of Noble Energy boosted performance. Pioneer was sold from the fund by period end, and Plains, Mariner and Suncor were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Gas Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apache Corp.	12.4	6.6
Anadarko Petroleum Corp.	8.0	7.3
Devon Energy Corp.	6.1	5.6
Williams Companies, Inc.	5.4	1.4
Noble Energy, Inc.	5.4	4.5
Sempra Energy	4.5	5.1
Dominion Resources, Inc.	4.1	4.7
Duke Energy Corp.	4.0	6.9
Rowan Companies, Inc.	3.6	0.4
Newfield Exploration Co.	3.2	1.6
	56.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Oil, Gas & Consumable Fuels	64.9%
Multi-Utilities	15.1%
Energy Equipment & Services	12.6%
Electric Utilities	4.0%
Gas Utilities	2.5%
All Others*	0.9%

As of August 31, 2010
Oil, Gas & Consumable Fuels	60.1%
Energy Equipment & Services	12.6%
Multi-Utilities	11.9%
Gas Utilities	7.4%
Electric Utilities	7.3%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Natural Gas Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
ELECTRIC UTILITIES - 4.0%
Electric Utilities - 4.0%
Duke Energy Corp.	2,217,279	$ 39,888,849
ENERGY EQUIPMENT & SERVICES - 12.6%
Oil & Gas Drilling - 10.3%
Aker Drilling ASA (a)	256,200	951,719
Helmerich & Payne, Inc.	387,600	25,190,124
Ocean Rig UDW, Inc. (a)	255,700	5,354,388
Rowan Companies, Inc. (a)	845,000	36,056,150
Transocean Ltd. (a)	230,800	19,532,604
Trinidad Drilling Ltd. (d)	1,763,500	14,870,595
		101,955,580
Oil & Gas Equipment & Services - 2.3%
Baker Hughes, Inc.	280,700	19,943,735
Bourbon SA (d)	52,500	2,515,826
		22,459,561
TOTAL ENERGY EQUIPMENT & SERVICES		124,415,141
GAS UTILITIES - 2.5%
Gas Utilities - 2.5%
AGL Resources, Inc.	294,900	11,209,149
ONEOK, Inc.	207,400	13,391,818
		24,600,967
MULTI-UTILITIES - 15.1%
Multi-Utilities - 15.1%
Dominion Resources, Inc.	891,800	40,692,834
NiSource, Inc.	1,091,200	20,907,392
Sempra Energy	839,377	44,680,038
Wisconsin Energy Corp.	420,600	24,899,520
Xcel Energy, Inc.	781,500	18,709,110
		149,888,894
OIL, GAS & CONSUMABLE FUELS - 64.9%
Integrated Oil & Gas - 6.6%
BG Group PLC	470,094	11,437,784
InterOil Corp. (a)(d)	123,800	9,197,102
Occidental Petroleum Corp.	148,900	15,183,333
Suncor Energy, Inc.	628,700	29,556,182
		65,374,401
Oil & Gas Exploration & Production - 51.0%
Africa Oil Corp. (a)	509,400	1,027,978
Americas Petrogas, Inc. (a)(e)	198,500	525,246
Anadarko Petroleum Corp.	969,300	79,317,819
Apache Corp.	986,533	122,941,745
Canadian Natural Resources Ltd.	227,100	11,440,930
CGX Energy, Inc. (a)	735,000	658,378
Chariot Oil & Gas Ltd. (a)	244,560	1,001,997
Chesapeake Energy Corp.	500	17,805
Denbury Resources, Inc. (a)	486,775	11,794,558
Devon Energy Corp.	665,846	60,884,958

	Shares	Value
Double Eagle Petroleum Co. (a)	182,179	$ 1,987,573
EOG Resources, Inc.	257,685	28,940,602
Falkland Oil & Gas Ltd. (a)	441,000	586,147
Heritage Oil PLC	385,000	1,658,773
Newfield Exploration Co. (a)	430,953	31,369,069
Niko Resources Ltd.	173,800	14,850,617
Noble Energy, Inc.	575,707	53,345,011
Painted Pony Petroleum Ltd. (a)(e)	31,400	349,805
Painted Pony Petroleum Ltd. Class A (a)	491,200	5,472,107
Petrobank Energy & Resources Ltd. (a)	236,800	6,092,800
Petroleum Development Corp. (a)	340,314	15,970,936
Petrominerales Ltd.	145,442	6,055,778
Pinecrest Energy, Inc. (a)	1,093,600	2,578,475
Pinecrest Energy, Inc. (a)(e)	840,200	1,981,012
Resolute Energy Corp. (a)(d)	596,900	10,821,797
Rockhopper Exploration PLC (a)	412,300	1,563,563
Rodinia Oil Corp.	361,500	911,892
Southwestern Energy Co. (a)	242,800	9,585,744
Talisman Energy, Inc.	788,000	19,561,061
Voyager Oil & Gas, Inc. unit (a)	210,032	1,369,090
		504,663,266
Oil & Gas Storage & Transport - 7.3%
El Paso Corp.	1,007,589	18,741,155
Williams Companies, Inc.	1,759,899	53,430,534
		72,171,689
TOTAL OIL, GAS & CONSUMABLE FUELS		642,209,356
TOTAL COMMON STOCKS (Cost $806,870,065)		981,003,207
Money Market Funds - 3.0%

Fidelity Cash Central Fund, 0.19% (b)	7,934,076	7,934,076
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	22,229,288	22,229,288
TOTAL MONEY MARKET FUNDS (Cost $30,163,364)		30,163,364
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $837,033,429)	1,011,166,571
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(21,083,717)
NET ASSETS - 100%	$ 990,082,854
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,856,063 or 0.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,560
Fidelity Securities Lending Cash Central Fund	181,809
Total	$ 188,369
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Quicksilver Gas Services LP	$ 7,280,514	$ 9,215,750	$ 15,529,417	$ 133,146	$ -
Total	$ 7,280,514	$ 9,215,750	$ 15,529,417	$ 133,146	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 981,003,207	$ 979,634,117	$ 1,369,090	$ -
Money Market Funds	30,163,364	30,163,364	-	-
Total Investments in Securities:	$ 1,011,166,571	$ 1,009,797,481	$ 1,369,090	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.7%
Canada	12.6%
Switzerland	2.0%
United Kingdom	1.4%
Others (Individually Less Than 1%)	1.3%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $459,567,689 of which $57,129,529, $193,661,853 and $208,776,307 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $21,708,591) - See accompanying schedule: Unaffiliated issuers (cost $806,870,065)	$ 981,003,207
Fidelity Central Funds (cost $30,163,364)	30,163,364
Total Investments (cost $837,033,429)		$ 1,011,166,571
Foreign currency held at value (cost $1,711,121)		1,711,121
Receivable for fund shares sold		3,088,478
Dividends receivable		1,106,288
Distributions receivable from Fidelity Central Funds		24,549
Prepaid expenses		1,886
Other receivables		10,123
Total assets		1,017,109,016

Liabilities
Payable for investments purchased	$ 2,217,973
Payable for fund shares redeemed	1,852,070
Accrued management fee	444,363
Other affiliated payables	231,327
Other payables and accrued expenses	51,141
Collateral on securities loaned, at value	22,229,288
Total liabilities		27,026,162

Net Assets		$ 990,082,854
Net Assets consist of:
Paid in capital		$ 1,277,989,439
Undistributed net investment income		1,437,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(463,463,289)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,118,945
Net Assets, for 27,123,024 shares outstanding		$ 990,082,854
Net Asset Value, offering price and redemption price per share ($990,082,854 ÷ 27,123,024 shares)		$ 36.50

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends (including $133,146 earned from other affiliated issuers)		$ 12,227,534
Special dividends		4,583,336
Interest		365,531
Income from Fidelity Central Funds		188,369
Total income		17,364,770

Expenses
Management fee	$ 5,306,591
Transfer agent fees	2,651,375
Accounting and security lending fees	322,621
Custodian fees and expenses	53,180
Independent trustees' compensation	5,436
Registration fees	63,366
Audit	43,545
Legal	3,872
Interest	4,316
Miscellaneous	13,175
Total expenses before reductions	8,467,477
Expense reductions	(116,055)	8,351,422
Net investment income (loss)		9,013,348
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(137,474,651)
Other affiliated issuers	(763,403)
Foreign currency transactions	(117,417)
Total net realized gain (loss)		(138,355,471)
Change in net unrealized appreciation (depreciation) on: Investment securities	267,865,911
Assets and liabilities in foreign currencies	(14,745)
Total change in net unrealized appreciation (depreciation)		267,851,166
Net gain (loss)		129,495,695
Net increase (decrease) in net assets resulting from operations		$ 138,509,043

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,013,348	$ (1,314,712)
Net realized gain (loss)	(138,355,471)	69,344,952
Change in net unrealized appreciation (depreciation)	267,851,166	362,291,290
Net increase (decrease) in net assets resulting from operations	138,509,043	430,321,530
Distributions to shareholders from net investment income	(7,289,485)	-
Distributions to shareholders from net realized gain	(1,911,402)	-
Total distributions	(9,200,887)	-
Share transactions Proceeds from sales of shares	227,063,598	448,470,801
Reinvestment of distributions	8,477,652	-
Cost of shares redeemed	(516,555,771)	(442,159,974)
Net increase (decrease) in net assets resulting from share transactions	(281,014,521)	6,310,827
Redemption fees	41,849	113,377
Total increase (decrease) in net assets	(151,664,516)	436,745,734

Net Assets
Beginning of period	1,141,747,370	705,001,636
End of period (including undistributed net investment income of $1,437,759 and accumulated net investment loss of $4,708,222, respectively)	$ 990,082,854	$ 1,141,747,370
Other Information Shares
Sold	7,374,987	15,462,388
Issued in reinvestment of distributions	257,265	-
Redeemed	(16,934,801)	(15,836,062)
Net increase (decrease)	(9,302,549)	(373,674)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.34	$ 19.16	$ 49.91	$ 39.61	$ 38.86
Income from Investment Operations
Net investment income (loss) C	.29 J	(.04)	(.05)	(.05)	(.03) F
Net realized and unrealized gain (loss)	5.19	12.22	(28.62)	14.53	4.08
Total from investment operations	5.48	12.18	(28.67)	14.48	4.05
Distributions from net investment income	(.26)	-	-	-	-
Distributions from net realized gain	(.06)	-	(2.09)	(4.19)	(3.31)
Total distributions	(.32)	-	(2.09)	(4.19)	(3.31)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.01
Net asset value, end of period	$ 36.50	$ 31.34	$ 19.16	$ 49.91	$ 39.61
Total Return A, B	17.58%	63.57%	(59.99)%	38.08%	10.43%
Ratios to Average Net Assets D,G
Expenses before reductions	.89%	.93%	.85%	.85%	.90%
Expenses net of fee waivers, if any	.89%	.93%	.85%	.85%	.90%
Expenses net of all reductions	.88%	.93%	.85%	.85%	.89%
Net investment income (loss)	.95% J	(.13)%	(.13)%	(.10)%	(.09)% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 990,083	$ 1,141,747	$ 705,002	$ 1,603,270	$ 1,025,589
Portfolio turnover rate E	167%	110%	81%	68%	59%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.32)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share. J Investment income per share reflects a special dividend which amounted to $.15 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .47%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Natural Resources Portfolio	42.09%	10.82%	12.91%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Natural Resources Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Natural Resources Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from John Dowd, Portfolio Manager of Natural Resources Portfolio: For the 12 months ending February 28, 2011, the fund returned 42.09%, finishing higher than the 41.71% return of the S&P® North American Natural Resources Sector Index and significantly ahead of the S&P 500®. Relative to the sector benchmark, good stock picks and a significant overweighting in the oil/gas refining and marketing segment handsomely contributed to the fund's result, led by a hefty stake in Holly, a mid-continent refining company. Positioning in gold also helped, as did stock selection in coal and consumable fuels, notably takeover target Massey Energy. An overweighting in integrated oil and gas firm Marathon Oil paid off, as the stock spiked in January on news it was spinning off its refining business. Frontier Oil was another refining stock I liked, and its stock soared in late February on a proposed merger with Holly. A depreciating U.S. dollar boosted the fund's foreign holdings. Conversely, the fund was hurt by stock selection and a lighter-than-index stake in integrated oil and gas, including stakes in ConocoPhillips, which rebounded during the period, and benchmark heavyweight Chevron, which is more leveraged to oil than gas, and its stock tends to do well when gas prices are falling. Conoco was sold from the fund by period end. Stock picks and an overweighting in oil and gas drilling also detracted, as I underestimated the negative impact of the deepwater drilling moratorium after the Gulf of Mexico oil disaster. Within that group, I had a poorly timed investment in Transocean, owner of the Gulf's ill-fated Deepwater Horizon rig. Shares of natural gas firm Southwestern Energy were hurt by falling gas prices, and I sold the fund's position by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Natural Resources Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	7.1	9.0
Occidental Petroleum Corp.	5.7	4.2
Schlumberger Ltd.	4.7	5.1
Marathon Oil Corp.	4.3	4.8
Halliburton Co.	3.3	4.3
Baker Hughes, Inc.	3.0	0.9
Apache Corp.	3.0	2.4
National Oilwell Varco, Inc.	3.0	1.8
Transocean Ltd.	2.9	0.9
Holly Corp.	2.7	1.2
	39.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Oil, Gas & Consumable Fuels	52.1%
Energy Equipment & Services	25.8%
Metals & Mining	14.7%
Chemicals	2.1%
Containers & Packaging	1.8%
All Others*	3.5%

As of August 31, 2010
Oil, Gas & Consumable Fuels	56.2%
Energy Equipment & Services	20.5%
Metals & Mining	13.9%
Containers & Packaging	3.4%
Construction & Engineering	3.0%
All Others*	3.0%

* Includes short-term investments and net other assets.

Annual Report

Natural Resources Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CHEMICALS - 2.1%
Fertilizers & Agricultural Chemicals - 0.2%
CF Industries Holdings, Inc.	25,400	$ 3,588,512
Specialty Chemicals - 1.9%
LyondellBasell Industries NV Class A (a)	1,009,700	38,449,376
TOTAL CHEMICALS		42,037,888
CONSTRUCTION & ENGINEERING - 1.6%
Construction & Engineering - 1.6%
Foster Wheeler AG (a)	196,200	7,094,592
Jacobs Engineering Group, Inc. (a)	362,600	18,151,756
KBR, Inc.	199,200	6,533,760
		31,780,108
CONTAINERS & PACKAGING - 1.8%
Metal & Glass Containers - 1.7%
Ball Corp.	261,400	9,436,540
Crown Holdings, Inc. (a)	409,500	15,757,560
Owens-Illinois, Inc. (a)	249,600	7,610,304
		32,804,404
Paper Packaging - 0.1%
Temple-Inland, Inc.	121,100	2,832,529
TOTAL CONTAINERS & PACKAGING		35,636,933
ENERGY EQUIPMENT & SERVICES - 25.8%
Oil & Gas Drilling - 7.7%
Aker Drilling ASA (a)	512,500	1,903,809
Discovery Offshore S.A. (a)(e)	582,200	1,299,716
Ensco International Ltd. ADR (d)	564,600	31,674,060
Hercules Offshore, Inc. (a)	254,000	1,254,760
Noble Corp.	442,200	19,770,762
Northern Offshore Ltd. (a)(d)	945,000	2,253,094
Ocean Rig UDW, Inc. (a)	437,800	9,167,583
Rowan Companies, Inc. (a)	149,100	6,362,097
Seadrill Ltd. (d)	478,500	18,236,547
Transocean Ltd. (a)	673,800	57,023,694
Tuscany International Drilling, Inc. (a)	1,106,700	2,210,551
		151,156,673
Oil & Gas Equipment & Services - 18.1%
Baker Hughes, Inc.	834,500	59,291,225
Dresser-Rand Group, Inc. (a)	134,200	6,613,376
Halliburton Co.	1,372,800	64,439,232
ION Geophysical Corp. (a)	102,400	1,312,768
National Oilwell Varco, Inc.	741,158	58,973,942
Oceaneering International, Inc. (a)	390,000	32,615,700
Oil States International, Inc. (a)	172,200	12,534,438
Saipem SpA	92,487	4,671,333
Schlumberger Ltd.	995,892	93,036,231
Schoeller-Bleckmann Oilfield Equipment AG	47,800	4,076,575
TSC Offshore Group Ltd. (a)	3,250,000	826,271

	Shares	Value
Weatherford International Ltd. (a)	663,600	$ 16,045,848
Willbros Group, Inc. (a)	314,600	3,573,856
		358,010,795
TOTAL ENERGY EQUIPMENT & SERVICES		509,167,468
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
China Gas Holdings Ltd.	1,926,892	722,461
METALS & MINING - 14.7%
Diversified Metals & Mining - 4.9%
Anglo American PLC (United Kingdom)	162,100	8,785,449
Freeport-McMoRan Copper & Gold, Inc.	800,234	42,372,390
Grande Cache Coal Corp. (a)	166,500	1,601,143
MacArthur Coal Ltd.	320,987	3,882,228
Teck Resources Ltd. Class B (sub. vtg.)	416,600	23,055,084
Thompson Creek Metals Co., Inc. (a)(d)	315,600	4,159,259
Walter Energy, Inc.	107,200	12,972,272
		96,827,825
Gold - 8.2%
AngloGold Ashanti Ltd. sponsored ADR	145,600	7,111,104
Barrick Gold Corp.	507,900	26,816,074
Goldcorp, Inc.	722,200	34,509,449
Harmony Gold Mining Co. Ltd. sponsored ADR	607,000	7,150,460
IAMGOLD Corp.	711,400	15,081,314
Kinross Gold Corp.	309,467	4,906,864
Newcrest Mining Ltd.	655,457	25,336,079
Newmont Mining Corp.	631,800	34,919,586
Yamana Gold, Inc.	547,200	6,957,961
		162,788,891
Precious Metals & Minerals - 0.9%
Pan American Silver Corp.	132,400	5,176,841
Silver Wheaton Corp. (a)	287,000	12,203,964
		17,380,805
Steel - 0.7%
Reliance Steel & Aluminum Co.	82,400	4,559,192
United States Steel Corp.	152,600	8,772,974
		13,332,166
TOTAL METALS & MINING		290,329,687
OIL, GAS & CONSUMABLE FUELS - 52.1%
Coal & Consumable Fuels - 4.8%
Alpha Natural Resources, Inc. (a)	534,414	28,975,927
Massey Energy Co.	718,400	45,496,272
Peabody Energy Corp.	303,000	19,843,470
		94,315,669
Integrated Oil & Gas - 21.7%
BG Group PLC	157,735	3,837,826
Chevron Corp.	232,200	24,090,750
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Integrated Oil & Gas - continued
Exxon Mobil Corp.	1,627,800	$ 139,225,735
Hess Corp.	250,800	21,827,124
Marathon Oil Corp.	1,694,500	84,047,200
Occidental Petroleum Corp.	1,113,100	113,502,807
Royal Dutch Shell PLC Class B ADR	450,000	32,454,000
Suncor Energy, Inc.	200,400	9,421,121
		428,406,563
Oil & Gas Exploration & Production - 16.2%
Anadarko Petroleum Corp.	193,200	15,809,556
Apache Corp.	474,800	59,169,576
Bankers Petroleum Ltd. (a)	933,300	9,061,538
Chesapeake Energy Corp.	606,600	21,601,026
Cimarex Energy Co.	301,100	34,966,743
Concho Resources, Inc. (a)	18,800	2,002,576
Gran Tierra Energy, Inc. (a)	759,100	7,065,394
Newfield Exploration Co. (a)	333,400	24,268,186
Niko Resources Ltd.	35,200	3,007,720
Noble Energy, Inc.	149,400	13,843,404
Northern Oil & Gas, Inc. (a)	21,800	692,586
Pacific Rubiales Energy Corp.	147,300	4,938,057
Painted Pony Petroleum Ltd. Class A (a)	278,300	3,100,341
Petrobank Energy & Resources Ltd. (a)	47,300	1,217,016
Petroleum Development Corp. (a)	26,900	1,262,417
Petrominerales Ltd.	83,051	3,458,000
Pioneer Natural Resources Co.	174,800	17,889,032
Talisman Energy, Inc.	2,088,900	51,854,187
Toreador Resources Corp. (a)(d)	102,400	1,553,408
Vermilion Energy, Inc.	17,600	925,076
Whiting Petroleum Corp. (a)	629,000	41,098,860
		318,784,699
Oil & Gas Refining & Marketing - 8.8%
CVR Energy, Inc. (a)	777,200	14,689,080
Frontier Oil Corp.	1,068,827	29,820,273
Holly Corp.	918,100	52,460,234
Keyera Corp.	55,400	2,154,967
Petroplus Holdings AG	122,930	1,991,600
Tesoro Corp. (a)	1,216,100	28,918,858
Valero Energy Corp.	1,138,400	32,080,112
Western Refining, Inc. (a)(d)	751,202	12,222,057
		174,337,181
Oil & Gas Storage & Transport - 0.6%
El Paso Corp.	593,500	11,039,100
TOTAL OIL, GAS & CONSUMABLE FUELS		1,026,883,212

	Shares	Value
PAPER & FOREST PRODUCTS - 0.2%
Paper Products - 0.2%
Domtar Corp.	41,900	$ 3,662,060
TOTAL COMMON STOCKS (Cost $1,445,473,723)		1,940,219,817
Convertible Bonds - 0.0%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
SunPower Corp. 4.75% 4/15/14 (Cost $710,000)	$ 710,000	737,513
Money Market Funds - 3.3%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	36,991,027	36,991,027
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	27,791,851	27,791,851
TOTAL MONEY MARKET FUNDS (Cost $64,782,878)		64,782,878
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $1,510,966,601)	2,005,740,208
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(33,976,157)
NET ASSETS - 100%	$ 1,971,764,051
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,299,716 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,517
Fidelity Securities Lending Cash Central Fund	154,310
Total	$ 173,827
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,940,219,817	$ 1,911,001,510	$ 29,218,307	$ -
Convertible Bonds	737,513	-	737,513	-
Money Market Funds	64,782,878	64,782,878	-	-
Total Investments in Securities:	$ 2,005,740,208	$ 1,975,784,388	$ 29,955,820	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	68.6%
Canada	11.3%
Switzerland	5.2%
Netherlands Antilles	4.7%
United Kingdom	3.8%
Netherlands	1.9%
Australia	1.5%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.0%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $165,800,195 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $27,089,963) - See accompanying schedule: Unaffiliated issuers (cost $1,446,183,723)	$ 1,940,957,330
Fidelity Central Funds (cost $64,782,878)	64,782,878
Total Investments (cost $1,510,966,601)		$ 2,005,740,208
Receivable for investments sold		4,929,666
Receivable for fund shares sold		10,188,223
Dividends receivable		2,305,987
Interest receivable		12,647
Distributions receivable from Fidelity Central Funds		5,322
Prepaid expenses		2,667
Other receivables		12,688
Total assets		2,023,197,408

Liabilities
Payable for investments purchased	$ 19,779,329
Payable for fund shares redeemed	2,540,359
Accrued management fee	865,850
Other affiliated payables	389,328
Other payables and accrued expenses	66,640
Collateral on securities loaned, at value	27,791,851
Total liabilities		51,433,357

Net Assets		$ 1,971,764,051
Net Assets consist of:
Paid in capital		$ 1,663,166,976
Undistributed net investment income		458,791
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(186,636,401)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		494,774,685
Net Assets, for 50,471,830 shares outstanding		$ 1,971,764,051
Net Asset Value, offering price and redemption price per share ($1,971,764,051 ÷ 50,471,830 shares)		$ 39.07

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 18,185,794
Interest		33,955
Income from Fidelity Central Funds		173,827
Total income		18,393,576

Expenses
Management fee	$ 8,148,746
Transfer agent fees	3,906,472
Accounting and security lending fees	462,315
Custodian fees and expenses	65,572
Independent trustees' compensation	7,923
Registration fees	84,180
Audit	68,766
Legal	5,234
Interest	3,113
Miscellaneous	18,195
Total expenses before reductions	12,770,516
Expense reductions	(82,521)	12,687,995
Net investment income (loss)		5,705,581
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	213,484,048
Foreign currency transactions	191,817
Total net realized gain (loss)		213,675,865
Change in net unrealized appreciation (depreciation) on: Investment securities	324,575,808
Assets and liabilities in foreign currencies	239
Total change in net unrealized appreciation (depreciation)		324,576,047
Net gain (loss)		538,251,912
Net increase (decrease) in net assets resulting from operations		$ 543,957,493

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,705,581	$ (141,840)
Net realized gain (loss)	213,675,865	98,712,879
Change in net unrealized appreciation (depreciation)	324,576,047	461,803,078
Net increase (decrease) in net assets resulting from operations	543,957,493	560,374,117
Distributions to shareholders from net investment income	(5,328,489)	(813,938)
Distributions to shareholders from net realized gain	(4,021,778)	(5,426,262)
Total distributions	(9,350,267)	(6,240,200)
Share transactions Proceeds from sales of shares	511,028,949	501,390,989
Reinvestment of distributions	8,986,769	6,022,872
Cost of shares redeemed	(567,758,885)	(499,894,528)
Net increase (decrease) in net assets resulting from share transactions	(47,743,167)	7,519,333
Redemption fees	42,708	93,909
Total increase (decrease) in net assets	486,906,767	561,747,159

Net Assets
Beginning of period	1,484,857,284	923,110,125
End of period (including undistributed net investment income of $458,791 and undistributed net investment income of $0, respectively)	$ 1,971,764,051	$ 1,484,857,284
Other Information Shares
Sold	16,035,557	20,187,018
Issued in reinvestment of distributions	269,618	224,232
Redeemed	(19,511,353)	(20,277,385)
Net increase (decrease)	(3,206,178)	133,865

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 27.66	$ 17.24	$ 39.00	$ 28.75	$ 25.87
Income from Investment Operations
Net investment income (loss) C	.12	- H	.01	.03	.08
Net realized and unrealized gain (loss)	11.49	10.54	(21.29)	11.74	3.81
Total from investment operations	11.61	10.54	(21.28)	11.77	3.89
Distributions from net investment income	(.11)	(.02)	(.01)	(.03)	(.07)
Distributions from net realized gain	(.09)	(.10)	(.48)	(1.50)	(.95)
Total distributions	(.20)	(.12)	(.49)	(1.53)	(1.02)
Redemption fees added to paid in capital C	- H	- H	.01	.01	.01
Net asset value, end of period	$ 39.07	$ 27.66	$ 17.24	$ 39.00	$ 28.75
Total Return A, B	42.09%	61.13%	(55.24)%	41.62%	15.18%
Ratios to Average Net Assets D,F
Expenses before reductions	.88%	.93%	.85%	.85%	.93%
Expenses net of fee waivers, if any	.88%	.93%	.85%	.85%	.93%
Expenses net of all reductions	.87%	.92%	.84%	.85%	.92%
Net investment income (loss)	.39%	(.01)%	.03%	.09%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,971,764	$ 1,484,857	$ 923,110	$ 2,428,375	$ 958,443
Portfolio turnover rate E	113%	85%	136%	44%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio, and Natural Resources Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). Energy Portfolio, Energy Service Portfolio, and Natural Gas Portfolio are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. The Natural Resources Portfolio may also invest in certain precious metals. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses, capital loss carry forwards, and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Energy Portfolio	$ 2,187,387,515	$ 971,786,036	$ (11,288,951)	$ 960,497,085
Energy Service Portfolio	1,322,816,538	756,404,418	(1,051,631)	755,352,787
Natural Gas Portfolio	840,929,030	184,092,296	(13,854,755)	170,237,541
Natural Resources Portfolio	1,534,725,702	483,352,611	(12,338,105)	471,014,506

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Energy Portfolio	$ 3,998,149	$ (162,227,335)	$ 960,491,014
Energy Service Portfolio	-	(195,879,771)	755,353,150
Natural Gas Portfolio	1,437,759	(459,567,689)	170,223,344
Natural Resources Portfolio	3,381,687	(165,800,195)	471,015,584

The tax character of distributions paid was as follows:

February 28, 2011	Ordinary Income
Energy Portfolio	$ 10,965,367
Energy Service Portfolio	-
Natural Gas Portfolio	9,200,887
Natural Resources Portfolio	9,350,267
February 28, 2010	Ordinary Income
Energy Portfolio	$ 4,448,317
Energy Service Portfolio	787,232
Natural Gas Portfolio	-
Natural Resources Portfolio	6,240,200

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Energy Portfolio	2,350,577,482	2,256,467,981
Energy Service Portfolio	1,275,864,754	1,135,930,210
Natural Gas Portfolio	1,580,115,657	1,857,098,712
Natural Resources Portfolio	1,641,263,057	1,721,438,281

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Energy Portfolio	.30%	.26%	.56%
Energy Service Portfolio	.30%	.26%	.56%
Natural Gas Portfolio	.30%	.26%	.56%
Natural Resources Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Energy Portfolio	.25%
Energy Service Portfolio	.24%
Natural Gas Portfolio	.28%
Natural Resources Portfolio	.27%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Energy Portfolio	$ 23,143
Energy Service Portfolio	9,717
Natural Gas Portfolio	25,084
Natural Resources Portfolio	14,940

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Energy Portfolio	Borrower	$ 8,838,600.46%		$ 2,836
Energy Service Portfolio	Borrower	7,386,310.45%		2,700
Natural Gas Portfolio	Borrower	5,546,178.45%		3,090
Natural Resources Portfolio	Borrower	6,318,564.45%		3,113

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Energy Portfolio	$ 7,810
Energy Service Portfolio	4,787
Natural Gas Portfolio	3,815
Natural Resources Portfolio	5,427

During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM. Security lending activity as of and during the period was as follows:

Total Security Lending Income
Energy Portfolio	$ 231,242
Energy Service Portfolio	111,772
Natural Gas Portfolio	181,809
Natural Resources Portfolio	154,310

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Natural Gas Portfolio	$ 10,478,667.70%		$ 1,226

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Energy Portfolio	$ 74,463
Energy Service Portfolio	59,440
Natural Gas Portfolio	116,055
Natural Resources Portfolio	82,521

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Energy Portfolio, Energy Service Portfolio, Natural Gas Portfolio and Natural Resources Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Energy Portfolio	04/07/11	04/06/11	$0.05	$0.03
Energy Service Portfolio	04/07/11	04/06/11	$0.00	$0.00
Natural Gas Portfolio	04/07/11	04/06/11	$0.05	$0.00
Natural Resources Portfolio	04/07/11	04/06/11	$0.01	$0.06

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Energy Portfolio	0%	100%
Natural Gas Portfolio	100%	100%
Natural Resources Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Energy Portfolio	0%	100%
Natural Gas Portfolio	100%	100%
Natural Resources Portfolio	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELNR-UANNPRO-0411
1.910419.101

Fidelity®
Select Portfolios®
Financials Sector

Banking Portfolio

Brokerage and Investment Management Portfolio

Consumer Finance Portfolio
(formerly Home Finance Portfolio)

Financial Services Portfolio

Insurance Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Banking Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Brokerage and Investment Management Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Consumer Finance Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Financial Services Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Insurance Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Prospectus	P-1

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Note to shareholders

At a shareholder meeting on November 16, 2010, shareholders of Home Finance Portfolio approved changes to certain of the fund's fundamental investment policies. As a result, effective December 1, 2010, the fund's investment strategy was broadened to include an emphasis on companies principally engaged in providing products and services associated with consumer finance. At the same time, the fund was renamed Consumer Finance Portfolio and changed its industry benchmark from the MSCI® U.S. IM Thrifts & Mortgage Finance 25/50 Index to the S&P® Consumer Finance Index.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Banking Portfolio	.88%
Actual		$ 1,000.00	$ 1,278.40	$ 4.97
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Brokerage and Investment Management Portfolio	.87%
Actual		$ 1,000.00	$ 1,263.80	$ 4.88
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Consumer Finance Portfolio	1.02%
Actual		$ 1,000.00	$ 1,203.70	$ 5.57
HypotheticalA		$ 1,000.00	$ 1,019.74	$ 5.11
Financial Services Portfolio	.91%
Actual		$ 1,000.00	$ 1,222.60	$ 5.01
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Insurance Portfolio	.91%
Actual		$ 1,000.00	$ 1,237.10	$ 5.05
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Banking Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Banking Portfolio	13.83%	-6.72%	-0.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Banking Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Banking Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Vincent Montemaggiore, Portfolio Manager of Banking Portfolio: For the year, the fund returned 13.83%, outperforming the 11.94% gain of its industry benchmark, the MSCI® U.S. IM Banks 25/50 Index, but trailing the broadly based S&P 500®. Strong stock selection among regional banks fueled the fund's outperformance versus the MSCI index. Solid positioning in diversified banks and positive security selection in the consumer finance group also helped. Adverse stock picking in thrifts/mortgage finance - primarily the result of one investment - was more than offset by substantially underweighting this lagging category. A modest cash stake provided a further boost. The top individual contributors were two Los Angeles-based regional banks: Cathay General Bancorp and Center Financial, the latter of which is not in the benchmark. I took profits and sold the fund's Cathay General position during the period. An out-of-benchmark investment in credit card issuer Capital One Financial also helped, as did Texas-based regional bank Sterling Bancshares, which agreed to be acquired during the period. On the downside, security selection in other diversified financial services and data processing/outsourced services dampened relative performance. As for individual holdings, untimely ownership of mortgage insurer Radian Group detracted, along with an overweighting in Los Angeles-based regional bank Wilshire Bancorp and a non-index position in Bank of America.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Banking Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	13.8	11.7
U.S. Bancorp, Delaware	7.5	9.7
BB&T Corp.	6.4	4.9
SunTrust Banks, Inc.	5.6	4.7
Regions Financial Corp.	5.3	4.7
Comerica, Inc.	3.7	4.0
Huntington Bancshares, Inc.	3.6	2.5
Zions Bancorporation	3.5	2.0
City National Corp.	2.7	2.4
Associated Banc-Corp.	2.6	2.7
	54.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Commercial Banks	83.3%
Diversified Financial Services	6.4%
Capital Markets	3.6%
Thrifts & Mortgage Finance	3.2%
Consumer Finance	2.4%
All Others*	1.1%

As of August 31, 2010
Commercial Banks	82.7%
Diversified Financial Services	5.4%
Thrifts & Mortgage Finance	4.5%
Consumer Finance	2.6%
Capital Markets	2.5%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Banking Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CAPITAL MARKETS - 3.6%
Asset Management & Custody Banks - 2.5%
Bank of New York Mellon Corp.	116,703	$ 3,546,604
State Street Corp.	217,700	9,735,544
		13,282,148
Investment Banking & Brokerage - 1.1%
Morgan Stanley	186,000	5,520,480
TOTAL CAPITAL MARKETS		18,802,628
COMMERCIAL BANKS - 83.3%
Diversified Banks - 25.0%
Comerica, Inc.	495,800	19,286,620
U.S. Bancorp, Delaware	1,403,200	38,910,736
Wells Fargo & Co.	2,206,192	71,171,754
		129,369,110
Regional Banks - 58.3%
Associated Banc-Corp.	930,320	13,461,730
Bank of the Ozarks, Inc. (d)	259,300	11,162,865
BB&T Corp.	1,208,400	33,351,840
Capital City Bank Group, Inc. (d)	71,311	896,379
CapitalSource, Inc.	98,000	742,840
Center Financial Corp. (a)	1,384,750	11,036,458
Chemical Financial Corp.	136,000	2,736,320
CIT Group, Inc. (a)	262,100	11,354,172
City National Corp.	241,300	14,214,983
CVB Financial Corp. (d)	454,400	3,798,784
First Bancorp, North Carolina	307,600	4,534,024
First Midwest Bancorp, Inc., Delaware	356,000	4,296,920
Glacier Bancorp, Inc.	74,700	1,167,561
Huntington Bancshares, Inc.	2,713,551	18,560,689
MB Financial, Inc.	266,100	5,473,677
Nara Bancorp, Inc. (a)	600,900	6,297,432
Oriental Financial Group, Inc.	213,180	2,551,765
Pacific Continental Corp.	490,290	4,937,220
PacWest Bancorp	347,000	7,186,370
PNC Financial Services Group, Inc.	200,141	12,348,700
PrivateBancorp, Inc.	392,000	5,613,440
Regions Financial Corp.	3,618,300	27,643,812
Sandy Spring Bancorp, Inc.	290,000	5,536,100
SunTrust Banks, Inc.	966,600	29,162,322
Susquehanna Bancshares, Inc.	581,300	5,557,228
SVB Financial Group (a)	223,665	12,118,170
Synovus Financial Corp.	2,229,200	5,684,460
West Coast Bancorp (a)	1,651,800	5,566,566
Western Alliance Bancorp. (a)(d)	1,117,500	9,062,925
Wilshire Bancorp, Inc. (d)	503,763	3,329,873
Wintrust Financial Corp.	136,300	4,576,954
Zions Bancorporation (d)	777,700	18,167,072
		302,129,651
TOTAL COMMERCIAL BANKS		431,498,761

	Shares	Value
CONSUMER FINANCE - 2.4%
Consumer Finance - 2.4%
Capital One Financial Corp.	252,900	$ 12,586,833
DIVERSIFIED FINANCIAL SERVICES - 6.4%
Other Diversified Financial Services - 6.4%
Bank of America Corp.	618,648	8,840,480
Citigroup, Inc. (a)	2,752,100	12,879,828
JPMorgan Chase & Co.	238,600	11,140,234
NBH Holdings Corp. Class A (a)(e)	13,300	229,425
		33,089,967
IT SERVICES - 1.0%
Data Processing & Outsourced Services - 1.0%
Visa, Inc. Class A	67,400	4,923,570
THRIFTS & MORTGAGE FINANCE - 3.2%
Thrifts & Mortgage Finance - 3.2%
BankUnited, Inc.	3,700	104,895
MGIC Investment Corp. (a)(d)	212,592	1,826,165
New York Community Bancorp, Inc.	179,300	3,345,738
Ocwen Financial Corp. (a)	367,300	3,886,034
Radian Group, Inc.	537,887	3,797,482
WSFS Financial Corp.	80,900	3,787,738
		16,748,052
TOTAL COMMON STOCKS (Cost $495,369,917)		517,649,811
Money Market Funds - 1.8%

Fidelity Cash Central Fund, 0.19% (b)	352	352
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	9,670,163	9,670,163
TOTAL MONEY MARKET FUNDS (Cost $9,670,515)		9,670,515
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $505,040,432)	527,320,326
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(9,003,396)
NET ASSETS - 100%	$ 518,316,930
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $229,425 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 24,575
Fidelity Securities Lending Cash Central Fund	76,987
Total	$ 101,562
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 517,649,811	$ 517,420,386	$ 229,425	$ -
Money Market Funds	9,670,515	9,670,515	-	-
Total Investments in Securities:	$ 527,320,326	$ 527,090,901	$ 229,425	$ -
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $26,069,664 of which $16,134,125 and $9,935,539 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $9,393,994) - See accompanying schedule: Unaffiliated issuers (cost $495,369,917)	$ 517,649,811
Fidelity Central Funds (cost $9,670,515)	9,670,515
Total Investments (cost $505,040,432)		$ 527,320,326
Receivable for investments sold		9,800,596
Receivable for fund shares sold		888,068
Dividends receivable		201,870
Distributions receivable from Fidelity Central Funds		2,075
Prepaid expenses		964
Other receivables		13,262
Total assets		538,227,161

Liabilities
Payable for investments purchased	$ 3,900,967
Payable for fund shares redeemed	1,921,754
Accrued management fee	252,586
Notes payable to affiliates	4,004,457
Other affiliated payables	128,490
Other payables and accrued expenses	31,814
Collateral on securities loaned, at value	9,670,163
Total liabilities		19,910,231

Net Assets		$ 518,316,930
Net Assets consist of:
Paid in capital		$ 573,707,816
Accumulated net investment loss		(131)
Accumulated undistributed net realized gain (loss) on investments		(77,670,383)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,279,628
Net Assets, for 27,399,426 shares outstanding		$ 518,316,930
Net Asset Value, offering price and redemption price per share ($518,316,930 ÷ 27,399,426 shares)		$ 18.92

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 3,874,895
Income from Fidelity Central Funds		101,562
Total income		3,976,457

Expenses
Management fee	$ 2,675,061
Transfer agent fees	1,232,170
Accounting and security lending fees	189,007
Custodian fees and expenses	26,953
Independent trustees' compensation	2,636
Registration fees	70,407
Audit	38,572
Legal	1,677
Interest	1,769
Miscellaneous	5,307
Total expenses before reductions	4,243,559
Expense reductions	(67,394)	4,176,165
Net investment income (loss)		(199,708)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,974,333
Investment not meeting investment restrictions	(628)
Payment from investment advisor for loss on investment not meeting investment restrictions	628
Total net realized gain (loss)		36,974,333
Change in net unrealized appreciation (depreciation) on: Investment securities	6,458,734
Assets and liabilities in foreign currencies	163
Total change in net unrealized appreciation (depreciation)		6,458,897
Net gain (loss)		43,433,230
Net increase (decrease) in net assets resulting from operations		$ 43,233,522

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (199,708)	$ 1,329,319
Net realized gain (loss)	36,974,333	9,348,518
Change in net unrealized appreciation (depreciation)	6,458,897	146,258,873
Net increase (decrease) in net assets resulting from operations	43,233,522	156,936,710
Distributions to shareholders from net investment income	(262,814)	(4,369,898)
Share transactions Proceeds from sales of shares	506,892,321	246,260,700
Reinvestment of distributions	253,072	4,210,966
Cost of shares redeemed	(391,329,054)	(194,829,173)
Net increase (decrease) in net assets resulting from share transactions	115,816,339	55,642,493
Redemption fees	92,169	70,895
Total increase (decrease) in net assets	158,879,216	208,280,200

Net Assets
Beginning of period	359,437,714	151,157,514
End of period (including accumulated net investment loss of $131 and undistributed net investment income of $163,741, respectively)	$ 518,316,930	$ 359,437,714
Other Information Shares
Sold	28,430,489	18,721,629
Issued in reinvestment of distributions	13,174	335,981
Redeemed	(22,657,917)	(14,172,266)
Net increase (decrease)	5,785,746	4,885,344

Financial Highlights

Years ended February 28,	2011	2010	2009	2008G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 16.63	$ 9.04	$ 22.24	$ 33.52	$ 36.71
Income from Investment Operations
Net investment income (loss)C	(.01)	.06	.67	.81	.78
Net realized and unrealized gain (loss)	2.31	7.74	(13.32)	(9.57)	2.12
Total from investment operations	2.30	7.80	(12.65)	(8.76)	2.90
Distributions from net investment income	(.01)	(.21)	(.51)	(.64)	(.71)
Distributions from net realized gain	-	-	(.05)	(1.88)	(5.39)
Total distributions	(.01)	(.21)	(.56)	(2.52)	(6.10)
Redemption fees added to paid in capitalC	-H	-H	.01	-H	.01
Net asset value, end of period	$ 18.92	$ 16.63	$ 9.04	$ 22.24	$ 33.52
Total ReturnA,B	13.83%	87.04%	(57.85)%	(27.30)%	8.23%
Ratios to Average Net AssetsD,F
Expenses before reductions	.89%	.95%	.93%	.91%	.93%
Expenses net of fee waivers, if any	.89%	.95%	.93%	.91%	.93%
Expenses net of all reductions	.88%	.94%	.93%	.90%	.91%
Net investment income (loss)	(.04)%	.46%	3.86%	2.75%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 518,317	$ 359,438	$ 151,158	$ 293,767	$ 349,271
Portfolio turnover rateE	73%	105%	199%	86%	112%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Brokerage and Investment Management Portfolio	15.03%	-0.83%	5.40%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Brokerage and Investment Management Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Brokerage and Investment Management Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Benjamin Hesse, Portfolio Manager of Brokerage and Investment Management Portfolio: For the 12 months ending February 28, 2011, the fund returned 15.03%, lagging the 19.57% result of the fund's industry benchmark, the MSCI® U.S. IM Capital Markets 25/50 Index, and the 22.57% advance of the broadly based S&P 500® Index. Relative to the industry benchmark, security selection and a sizable underweighting in asset management/custody banks detracted from performance, as did an out-of-benchmark stake in regional banks. Lack of exposure to asset managers Ameriprise Financial and American Capital, both of whose shares rallied sharply, especially hindered performance. Owning Artio Global Investors, a small U.S. investment manager focused on European equities, also hurt, as its shares declined amid worries over the sovereign debt crisis in Europe. Detractors from other segments included Genworth Financial, a multi-line insurer pressured by weakness in its mortgage insurance business, and Credit Suisse Group, a Swiss diversified capital markets company held back by weaker-than-expected earnings. Neither Genworth nor Credit Suisse was in the MSCI index, and Credit Suisse was not in the portfolio at period end. The fund picked up ground from strong stock selection in out-of-benchmark segments, including specialized finance and other diversified financial services. Top individual contributors included BM&F Bovespa, the Brazilian stock exchange, and UBS, a Swiss diversified capital markets company. Shares of BM&F Bovespa rallied nicely in the first half of the year, as trading volume increased. This stock was no longer held at period end. UBS's stock price climbed as the company reported stronger earnings growth than its competitors. Lastly, the fund benefited from a big position in Citigroup, a large and well-known diversified financial services company whose shares posted a sharp gain, driven by better-than-expected profits for most of 2010. None of these top contributors was in the MSCI index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Brokerage and Investment Management Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Goldman Sachs Group, Inc.	5.0	2.5
Citigroup, Inc.	4.9	5.4
Invesco Ltd.	4.9	3.3
Morgan Stanley	4.9	5.5
Affiliated Managers Group, Inc.	4.7	2.3
E*TRADE Financial Corp.	4.2	0.0
Comerica, Inc.	4.2	0.0
Bursa Malaysia Bhd	4.0	0.0
Visa, Inc. Class A	3.9	0.0
MF Global Holdings Ltd.	3.7	3.5
	44.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Capital Markets	67.9%
Diversified Financial Services	12.1%
Commercial Banks	10.4%
IT Services	4.4%
Insurance	2.1%
All Others*	3.1%

As of August 31, 2010
Capital Markets	63.5%
Diversified Financial Services	13.0%
Commercial Banks	12.6%
Insurance	2.1%
Media	2.0%
All Others*	6.8%

* Includes short-term investments and net other assets.

Annual Report

Brokerage and Investment Management Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CAPITAL MARKETS - 67.9%
Asset Management & Custody Banks - 35.8%
Affiliated Managers Group, Inc. (a)	242,500	$ 25,886,875
AllianceBernstein Holding LP	262,300	5,969,948
Ameriprise Financial, Inc.	180,100	11,403,932
Artio Global Investors, Inc. Class A	529,463	8,391,989
Bank of New York Mellon Corp.	178,100	5,412,459
BlackRock Kelso Capital Corp.	514,200	6,391,506
BlackRock, Inc. Class A	13,000	2,651,870
Calamos Asset Management, Inc. Class A	30,000	497,400
Franklin Resources, Inc.	155,200	19,496,224
Invesco Ltd.	1,010,907	27,132,744
Janus Capital Group, Inc.	650,409	8,734,993
Legg Mason, Inc.	230,361	8,350,586
MCG Capital Corp.	538,207	3,928,911
Northern Trust Corp.	366,900	18,921,033
Och-Ziff Capital Management Group LLC Class A	813,649	13,107,885
PennantPark Investment Corp.	223,474	2,838,120
State Street Corp.	430,900	19,269,848
U.S. Global Investments, Inc. Class A	381,329	2,985,806
Waddell & Reed Financial, Inc. Class A	149,300	6,028,734
		197,400,863
Diversified Capital Markets - 2.1%
UBS AG (NY Shares) (a)	584,185	11,596,072
Investment Banking & Brokerage - 30.0%
E*TRADE Financial Corp. (a)	1,461,100	23,348,378
Evercore Partners, Inc. Class A	578,415	19,943,749
GFI Group, Inc.	3,167,324	15,836,620
Goldman Sachs Group, Inc.	169,800	27,809,845
ICAP PLC	665,400	5,630,980
Jefferies Group, Inc. (d)	767,201	18,458,856
MF Global Holdings Ltd. (a)	2,371,251	20,558,746
Morgan Stanley	905,575	26,877,466
SWS Group, Inc.	191,783	1,033,710
TD Ameritrade Holding Corp.	277,149	6,041,848
		165,540,198
TOTAL CAPITAL MARKETS		374,537,133
COMMERCIAL BANKS - 10.4%
Diversified Banks - 4.2%
Comerica, Inc.	599,806	23,332,453
Regional Banks - 6.2%
Regions Financial Corp.	2,481,900	18,961,716
Synovus Financial Corp. (d)	4,978,630	12,695,507
Zions Bancorporation	114,100	2,665,376
		34,322,599
TOTAL COMMERCIAL BANKS		57,655,052

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 12.1%
Other Diversified Financial Services - 7.0%
Citigroup, Inc. (a)	5,810,600	$ 27,193,608
JPMorgan Chase & Co.	243,600	11,373,684
		38,567,292
Specialized Finance - 5.1%
Bursa Malaysia Bhd	8,207,900	21,848,270
Hellenic Exchanges Holding SA	647,000	6,089,305
		27,937,575
TOTAL DIVERSIFIED FINANCIAL SERVICES		66,504,867
INSURANCE - 2.1%
Multi-Line Insurance - 2.1%
Genworth Financial, Inc. Class A (a)	871,798	11,533,888
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
China Finance Online Co. Ltd. ADR (a)	341,300	1,863,498
IT SERVICES - 4.4%
Data Processing & Outsourced Services - 4.4%
MasterCard, Inc. Class A	11,000	2,646,160
Visa, Inc. Class A	295,000	21,549,750
		24,195,910
TOTAL COMMON STOCKS (Cost $489,923,463)		536,290,348
Investment Companies - 2.9%

Ares Capital Corp. (Cost $13,911,384)	901,207	16,068,521
Money Market Funds - 2.5%

Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $14,022,750)	14,022,750	14,022,750
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $517,857,597)	566,381,619
NET OTHER ASSETS (LIABILITIES) - (2.6)%	(14,405,972)
NET ASSETS - 100%	$ 551,975,647
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,656
Fidelity Securities Lending Cash Central Fund	42,098
Total	$ 60,754
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.6%
Bermuda	4.9%
Malaysia	4.0%
Switzerland	2.1%
Greece	1.1%
United Kingdom	1.0%
Others (Individually Less Than 1%)	0.3%
100.0%
Income Tax Information

At February 28, 2011 the Fund had a capital loss carryforward of approximately $96,741,956 of which $56,849,067 and $39,892,889 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending February 29, 2012 approximately $9,166,800 of losses recognized during the period November 1, 2010 to February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $13,413,288) - See accompanying schedule: Unaffiliated issuers (cost $503,834,847)	$ 552,358,869
Fidelity Central Funds (cost $14,022,750)	14,022,750
Total Investments (cost $517,857,597)		$ 566,381,619
Foreign currency held at value (cost $982,568)		982,568
Receivable for investments sold		11,594,667
Receivable for fund shares sold		147,498
Dividends receivable		446,725
Distributions receivable from Fidelity Central Funds		1,768
Prepaid expenses		1,006
Other receivables		24,784
Total assets		579,580,635

Liabilities
Payable to custodian bank	$ 2,368,252
Payable for investments purchased	9,988,725
Payable for fund shares redeemed	799,181
Accrued management fee	261,496
Other affiliated payables	133,054
Other payables and accrued expenses	31,530
Collateral on securities loaned, at value	14,022,750
Total liabilities		27,604,988

Net Assets		$ 551,975,647
Net Assets consist of:
Paid in capital		$ 615,281,635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(111,820,734)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,514,746
Net Assets, for 10,200,379 shares outstanding		$ 551,975,647
Net Asset Value, offering price and redemption price per share ($551,975,647 ÷ 10,200,379 shares)		$ 54.11

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,816,943
Interest		209
Income from Fidelity Central Funds		60,754
Total income		8,877,906

Expenses
Management fee	$ 3,001,226
Transfer agent fees	1,394,456
Accounting and security lending fees	210,094
Custodian fees and expenses	48,821
Independent trustees' compensation	3,047
Registration fees	35,998
Audit	37,924
Legal	2,304
Interest	2,945
Miscellaneous	7,113
Total expenses before reductions	4,743,928
Expense reductions	(109,212)	4,634,716
Net investment income (loss)		4,243,190
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,174,274
Investment not meeting investment restrictions	(1,221)
Foreign currency transactions	(182,693)
Payment from investment advisor for loss on investment not meeting investment restrictions	1,221
Total net realized gain (loss)		28,991,581
Change in net unrealized appreciation (depreciation) on: Investment securities	39,803,411
Assets and liabilities in foreign currencies	(10,851)
Total change in net unrealized appreciation (depreciation)		39,792,560
Net gain (loss)		68,784,141
Net increase (decrease) in net assets resulting from operations		$ 73,027,331

See accompanying notes which are an integral part of the financial statements.

Annual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,243,190	$ 3,354,150
Net realized gain (loss)	28,991,581	63,494,770
Change in net unrealized appreciation (depreciation)	39,792,560	170,735,803
Net increase (decrease) in net assets resulting from operations	73,027,331	237,584,723
Distributions to shareholders from net investment income	(3,333,469)	(3,004,230)
Share transactions Proceeds from sales of shares	125,870,174	266,339,159
Reinvestment of distributions	3,164,070	2,842,411
Cost of shares redeemed	(202,248,374)	(242,936,913)
Net increase (decrease) in net assets resulting from share transactions	(73,214,130)	26,244,657
Redemption fees	23,381	29,613
Total increase (decrease) in net assets	(3,496,887)	260,854,763

Net Assets
Beginning of period	555,472,534	294,617,771
End of period (including undistributed net investment income of $0 and undistributed net investment income of $491,586, respectively)	$ 551,975,647	$ 555,472,534
Other Information Shares
Sold	2,494,145	6,045,653
Issued in reinvestment of distributions	60,806	68,536
Redeemed	(4,094,270)	(5,417,062)
Net increase (decrease)	(1,539,319)	697,127

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 47.32	$ 26.68	$ 59.56	$ 73.69	$ 76.12
Income from Investment Operations
Net investment income (loss) C	.39	.27	.78	1.01 F	.61
Net realized and unrealized gain (loss)	6.71	20.62	(30.23)	(8.50)	6.18
Total from investment operations	7.10	20.89	(29.45)	(7.49)	6.79
Distributions from net investment income	(.31)	(.25)	(.93)	(.87)	(.59)
Distributions from net realized gain	-	-	(2.51)	(5.78)	(8.65)
Total distributions	(.31)	(.25)	(3.44)	(6.65)	(9.24)
Redemption fees added to paid in capital C	- I	- I	.01	.01	.02
Net asset value, end of period	$ 54.11	$ 47.32	$ 26.68	$ 59.56	$ 73.69
Total Return A, B	15.03%	78.44%	(51.86)%	(11.16)%	9.27%
Ratios to Average Net Assets D, G
Expenses before reductions	.88%	.93%	.90%	.88%	.90%
Expenses net of fee waivers, if any	.88%	.93%	.90%	.88%	.90%
Expenses net of all reductions	.86%	.89%	.89%	.87%	.89%
Net investment income (loss)	.79%	.64%	1.74%	1.41% F	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 551,976	$ 555,473	$ 294,618	$ 699,205	$ 1,252,565
Portfolio turnover rate E	153%	264%	351%	84%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.15%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Consumer Finance PortfolioA	5.83%	-20.29%	-6.98%

A Prior to December 1, 2010, Consumer Finance Portfolio was named Home Finance Portfolio and operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Consumer Finance Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Consumer Finance Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Christopher Lee, Portfolio Manager of Consumer Finance Portfolio: For the 12 months ending February 28, 2011, the fund returned 5.83%, versus 13.40% for the S&P® Consumer Finance Index, 22.57% for the broadly based S&P 500® Index and 1.98% for the blended index specific to this fund. The blended index is a combination of the MSCI® U.S. IM Thrifts & Mortgage Finance 25/50 Index, with which the fund was compared through November 2010, and the new S&P® Consumer Finance Index mentioned above, with which the fund was compared for the final three months of the period. Effective December 1, 2010, the fund, previously known as the Home Finance Portfolio, was renamed Consumer Finance Portfolio, with a mandate of investing at least 80% of its assets in securities of companies principally engaged in consumer finance, including auto loans, credit cards, mortgages, student loans or services related to these activities. During the first nine months of the period, the fund declined less than the MSCI index, which fell 10.80%. Stock picking, both in out-of-benchmark areas and in the thrifts/mortgage finance segment, aided results. Avoiding mortgage lenders Fannie Mae and Freddie Mac, which slid amid news they were being delisted from the New York Stock Exchange, was particularly helpful. On the downside, a sizable but underweighted stake in New York Community Bancorp, a multifamily home finance lender with a high dividend yield, hampered relative performance as the stock appreciated. During the last three months, the fund performed about in line with the 14.33% return of the S&P Consumer Finance index, as strong security selection largely offset disappointing industry allocations. Stock picking was most helpful among regional banks, consumer finance and mortgage real estate investment trusts (REITs), but disappointing in the thrifts/mortgage finance segment. In terms of individual stocks, a lack of exposure to Annaly Capital Management, a mortgage REIT that was a large but lagging index component, aided results, while an underweighting in New York Community Bancorp again detracted from performance. Annaly was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Finance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Discover Financial Services	8.2	1.0
Visa, Inc. Class A	7.2	0.7
SLM Corp.	5.8	0.7
Wells Fargo & Co.	4.9	2.2
MasterCard, Inc. Class A	4.7	1.3
Citigroup, Inc.	4.7	1.1
JPMorgan Chase & Co.	4.1	1.0
Regions Financial Corp.	4.1	0.4
American Express Co.	3.6	1.5
Ocwen Financial Corp.	3.6	4.0
	50.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Commercial Banks	22.6%
Consumer Finance	20.5%
Thrifts & Mortgage Finance	15.7%
IT Services	12.4%
Diversified Financial Services	10.6%
All Others*	18.2%

As of August 31, 2010
Thrifts & Mortgage Finance	75.9%
Consumer Finance	4.8%
Commercial Banks	4.8%
IT Services	3.9%
Diversified Financial Services	2.7%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Consumer Finance Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CAPITAL MARKETS - 3.3%
Asset Management & Custody Banks - 2.0%
Bank of New York Mellon Corp.	15,000	$ 455,850
State Street Corp.	35,000	1,565,200
		2,021,050
Investment Banking & Brokerage - 1.3%
TD Ameritrade Holding Corp.	60,000	1,308,000
TOTAL CAPITAL MARKETS		3,329,050
COMMERCIAL BANKS - 22.6%
Diversified Banks - 10.3%
Comerica, Inc.	50,000	1,945,000
U.S. Bancorp, Delaware	130,000	3,604,900
Wells Fargo & Co.	155,000	5,000,300
		10,550,200
Regional Banks - 12.3%
BB&T Corp.	100,000	2,760,000
CIT Group, Inc. (a)	35,000	1,516,200
Regions Financial Corp.	550,000	4,202,000
SunTrust Banks, Inc.	120,000	3,620,400
Zions Bancorporation	20,000	467,200
		12,565,800
TOTAL COMMERCIAL BANKS		23,116,000
CONSUMER FINANCE - 20.5%
Consumer Finance - 20.5%
American Express Co.	85,000	3,703,450
Capital One Financial Corp.	60,000	2,986,200
Discover Financial Services	381,915	8,306,651
SLM Corp. (a)	400,000	5,928,000
		20,924,301
DIVERSIFIED FINANCIAL SERVICES - 10.6%
Other Diversified Financial Services - 10.6%
Bank of America Corp.	125,000	1,786,250
Citigroup, Inc. (a)	1,025,000	4,797,000
JPMorgan Chase & Co.	90,000	4,202,100
		10,785,350
INSURANCE - 0.6%
Multi-Line Insurance - 0.6%
Genworth Financial, Inc. Class A (a)	43,700	578,151
IT SERVICES - 12.4%
Data Processing & Outsourced Services - 12.4%
CoreLogic, Inc. (a)	30,000	559,500
MasterCard, Inc. Class A	20,000	4,811,200
Visa, Inc. Class A	100,000	7,305,000
		12,675,700

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - 9.5%
Mortgage REITs - 9.5%
Capstead Mortgage Corp.	175,000	$ 2,299,500
Chimera Investment Corp.	350,000	1,508,500
Invesco Mortgage Capital, Inc.	100,000	2,334,000
MFA Financial, Inc.	150,000	1,270,500
Redwood Trust, Inc.	100,000	1,638,000
Starwood Property Trust, Inc.	30,000	701,700
		9,752,200
THRIFTS & MORTGAGE FINANCE - 15.7%
Thrifts & Mortgage Finance - 15.7%
Astoria Financial Corp.	50,000	701,000
BankUnited, Inc.	600	17,010
Capitol Federal Financial, Inc.	80,000	1,011,200
First Niagara Financial Group, Inc. (d)	185,000	2,678,800
Flushing Financial Corp.	75,000	1,074,000
MGIC Investment Corp. (a)(d)	187,300	1,608,907
New York Community Bancorp, Inc. (d)	125,000	2,332,500
NewAlliance Bancshares, Inc.	50,000	782,000
Ocwen Financial Corp. (a)	350,000	3,703,000
Radian Group, Inc.	179,400	1,266,564
Washington Federal, Inc.	50,000	888,500
		16,063,481
TOTAL COMMON STOCKS (Cost $93,964,056)		97,224,233
Money Market Funds - 9.1%

Fidelity Cash Central Fund, 0.19% (b)	4,193,838	4,193,838
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	5,074,750	5,074,750
TOTAL MONEY MARKET FUNDS (Cost $9,268,588)		9,268,588
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $103,232,644)	106,492,821
NET OTHER ASSETS (LIABILITIES) - (4.3)%	(4,411,655)
NET ASSETS - 100%	$ 102,081,166
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,164
Fidelity Securities Lending Cash Central Fund	46,960
Total	$ 53,124
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $147,052,496 of which $97,174,837, $48,865,995 and $1,011,664 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending February 29, 2012 approximately $6,935,771 of losses recognized during the period November 1, 2010 to February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $4,931,148) - See accompanying schedule: Unaffiliated issuers (cost $93,964,056)	$ 97,224,233
Fidelity Central Funds (cost $9,268,588)	9,268,588
Total Investments (cost $103,232,644)		$ 106,492,821
Receivable for fund shares sold		940,119
Dividends receivable		30,649
Distributions receivable from Fidelity Central Funds		1,221
Prepaid expenses		255
Other receivables		4,195
Total assets		107,469,260

Liabilities
Payable for investments purchased	$ 74,562
Payable for fund shares redeemed	130,016
Accrued management fee	46,041
Other affiliated payables	25,588
Other payables and accrued expenses	37,137
Collateral on securities loaned, at value	5,074,750
Total liabilities		5,388,094

Net Assets		$ 102,081,166
Net Assets consist of:
Paid in capital		$ 253,986,791
Undistributed net investment income		22,936
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(155,188,738)
Net unrealized appreciation (depreciation) on investments		3,260,177
Net Assets, for 8,529,950 shares outstanding		$ 102,081,166
Net Asset Value, offering price and redemption price per share ($102,081,166 ÷ 8,529,950 shares)		$ 11.97

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 2,737,408
Interest		33
Income from Fidelity Central Funds		53,124
Total income		2,790,565

Expenses
Management fee	$ 597,500
Transfer agent fees	316,141
Accounting and security lending fees	43,428
Custodian fees and expenses	15,273
Independent trustees' compensation	653
Registration fees	30,792
Audit	37,060
Legal	1,436
Miscellaneous	32,283
Total expenses before reductions	1,074,566
Expense reductions	(30,308)	1,044,258
Net investment income (loss)		1,746,307
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,798,994)
Foreign currency transactions	1,141
Total net realized gain (loss)		(6,797,853)
Change in net unrealized appreciation (depreciation) on investment securities		2,833,691
Net gain (loss)		(3,964,162)
Net increase (decrease) in net assets resulting from operations		$ (2,217,855)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,746,307	$ 1,454,853
Net realized gain (loss)	(6,797,853)	2,027,213
Change in net unrealized appreciation (depreciation)	2,833,691	19,933,221
Net increase (decrease) in net assets resulting from operations	(2,217,855)	23,415,287
Distributions to shareholders from net investment income	(2,038,026)	(2,931,320)
Share transactions Proceeds from sales of shares	120,380,784	37,068,220
Reinvestment of distributions	1,960,762	2,830,347
Cost of shares redeemed	(101,440,703)	(26,423,145)
Net increase (decrease) in net assets resulting from share transactions	20,900,843	13,475,422
Redemption fees	27,586	9,764
Total increase (decrease) in net assets	16,672,548	33,969,153

Net Assets
Beginning of period	85,408,618	51,439,465
End of period (including undistributed net investment income of $22,936 and undistributed net investment income of $313,820, respectively)	$ 102,081,166	$ 85,408,618
Other Information Shares
Sold	9,886,922	3,532,774
Issued in reinvestment of distributions	168,934	288,408
Redeemed	(8,902,219)	(2,584,163)
Net increase (decrease)	1,153,637	1,237,019

Financial Highlights

Years ended February 28,	2011	2010	2009	2008H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 8.38	$ 25.83	$ 48.40	$ 51.83
Income from Investment Operations
Net investment income (loss)C	.19	.22	.75	.86	.81
Net realized and unrealized gain (loss)	.48F	3.44	(17.60)	(20.77)	3.01
Total from investment operations	.67	3.66	(16.85)	(19.91)	3.82
Distributions from net investment income	(.28)	(.46)	(.56)	(.80)	(.80)
Distributions from net realized gain	-	-	(.05)	(1.86)	(6.45)
Total distributions	(.28)	(.46)	(.61)	(2.66)	(7.25)
Redemption fees added to paid in capitalC	-I	-I	.01	-I	-I
Net asset value, end of period	$ 11.97	$ 11.58	$ 8.38	$ 25.83	$ 48.40
Total ReturnA,B	5.83%	44.74%	(65.96)%	(42.37)%	7.10%
Ratios to Average Net AssetsD,G
Expenses before reductions	1.01%	1.05%	.99%	.93%	.93%
Expenses net of fee waivers, if any	1.01%	1.05%	.99%	.93%	.93%
Expenses net of all reductions	.98%	1.02%	.99%	.92%	.93%
Net investment income (loss)	1.63%	2.18%	4.48%	2.21%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 102,081	$ 85,409	$ 51,439	$ 151,202	$ 256,873
Portfolio turnover rateE	161%	153%	79%	36%	52%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H For the year ended February 29.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Financial Services Portfolio	6.21%	-8.00%	-0.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Financial Services Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Financial Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Benjamin Hesse, Portfolio Manager of Financial Services Portfolio: For the 12 months ending February 28, 2011, the fund returned 6.21%, lagging by a wide margin the 17.95% gain of its benchmark, the MSCI® U.S. IM Financials 25/50 Index, which in turn trailed the S&P 500®. The sector was hampered by a number of macro issues - including the sovereign debt crisis in Europe, financial regulatory reform, the housing slump in the U.S. and, by the summer, growing concerns about a double-dip recession. Relative to the MSCI index, stock selection and industry weightings were about equally disappointing, with positioning in regional banks and investment banking/brokerage posing some of the biggest hindrances to results. Individual detractors included Synovus Financial, a Southeast regional bank suffering from weak credit quality in its loan portfolio, and Texas-based Comerica - the fund's largest holding at period end - whose shares fell sharply on news the bank was buying a competitor at a sizable premium. Genworth Financial, a multi-line insurer pressured by weakness in its mortgage insurance business, also hurt. Positioning within other diversified financial services helped relative performance. The fund particularly benefited from an underweighting in Bank of America, a large index component, whose shares were pressured by the housing slump, weak loan growth, new debit card fee regulations and concerns related to mortgage-backed securities. Stock selection within the specialized finance segment also was helpful, driven by Moody's, a credit-rating agency whose shares rallied, thanks to strong bond issuance and new financial regulations that weren't as onerous as originally anticipated. Moody's was no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Financial Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Comerica, Inc.	10.2	1.1
Visa, Inc. Class A	6.6	4.8
Regions Financial Corp.	6.4	5.3
Goldman Sachs Group, Inc.	5.1	1.0
Citigroup, Inc.	5.0	5.2
Morgan Stanley	4.3	5.1
JPMorgan Chase & Co.	4.0	5.1
Bank of America Corp.	3.9	4.3
Franklin Resources, Inc.	3.7	0.0
American Express Co.	3.6	0.0
	52.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Commercial Banks	31.3%
Capital Markets	29.1%
Diversified Financial Services	16.2%
IT Services	11.0%
Consumer Finance	7.7%
All Others*	4.7%

As of August 31, 2010
Commercial Banks	40.0%
Diversified Financial Services	19.7%
Capital Markets	16.1%
IT Services	15.7%
Insurance	3.5%
All Others*	5.0%

* Includes short-term investments and net other assets.

Annual Report

Financial Services Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CAPITAL MARKETS - 29.1%
Asset Management & Custody Banks - 10.8%
Affiliated Managers Group, Inc. (a)	129,434	$ 13,817,080
Bank of New York Mellon Corp.	83,731	2,544,585
Franklin Resources, Inc.	150,055	18,849,909
Invesco Ltd.	459,300	12,327,612
Legg Mason, Inc.	70,718	2,563,528
Northern Trust Corp.	99,800	5,146,686
		55,249,400
Investment Banking & Brokerage - 18.3%
Charles Schwab Corp.	108,700	2,062,039
E*TRADE Financial Corp. (a)	913,939	14,604,745
Evercore Partners, Inc. Class A	169,013	5,827,568
GFI Group, Inc.	1,382,336	6,911,680
Goldman Sachs Group, Inc.	159,421	26,109,971
Jefferies Group, Inc. (d)	331,881	7,985,057
MF Global Holdings Ltd. (a)	954,882	8,278,827
Morgan Stanley	743,449	22,065,566
		93,845,453
TOTAL CAPITAL MARKETS		149,094,853
COMMERCIAL BANKS - 31.3%
Diversified Banks - 10.6%
Banco ABC Brasil SA	228,000	1,759,538
Banco Pine SA	51,400	429,106
Comerica, Inc.	1,345,031	52,321,708
		54,510,352
Regional Banks - 20.7%
Banco Daycoval SA (PN)	304,400	2,186,308
BancTrust Financial Group, Inc. (a)(d)	83,350	220,044
Bridge Capital Holdings (a)	13,708	124,743
Bridge Capital Holdings (a)(e)	132,440	1,084,684
CIT Group, Inc. (a)	248,900	10,782,348
CoBiz, Inc. (d)	668,612	4,359,350
First Horizon National Corp.	14,321	164,692
First Interstate Bancsystem, Inc.	120,400	1,719,914
Glacier Bancorp, Inc.	377,066	5,893,542
Old National Bancorp, Indiana	19,881	222,667
Regions Financial Corp.	4,296,359	32,824,183
SunTrust Banks, Inc.	422,925	12,759,647
Susquehanna Bancshares, Inc.	290,375	2,775,985
SVB Financial Group (a)	81,845	4,434,362
Synovus Financial Corp. (d)	6,075,540	15,492,627
United Security Bancshares, California	42	133
Webster Financial Corp.	91,600	2,123,288
Zions Bancorporation (d)	371,515	8,678,590
		105,847,107
TOTAL COMMERCIAL BANKS		160,357,459

	Shares	Value
CONSUMER FINANCE - 7.7%
Consumer Finance - 7.7%
American Express Co.	425,908	$ 18,556,812
Netspend Holdings, Inc.	521,529	6,837,245
SLM Corp. (a)	963,994	14,286,391
		39,680,448
DIVERSIFIED FINANCIAL SERVICES - 16.2%
Other Diversified Financial Services - 12.9%
Bank of America Corp.	1,376,958	19,676,730
Citigroup, Inc. (a)	5,503,530	25,756,520
JPMorgan Chase & Co.	440,883	20,584,827
		66,018,077
Specialized Finance - 3.3%
Infrastructure Development Finance Co. Ltd.	2,631,063	8,439,862
PHH Corp. (a)	339,508	8,379,057
		16,818,919
TOTAL DIVERSIFIED FINANCIAL SERVICES		82,836,996
HOUSEHOLD DURABLES - 0.9%
Homebuilding - 0.9%
MRV Engenharia e Participacoes SA	613,400	4,870,185
INSURANCE - 2.7%
Life & Health Insurance - 0.3%
Prudential Financial, Inc.	19,896	1,309,754
Multi-Line Insurance - 2.4%
Fairfax Financial Holdings Ltd. (sub. vtg.)	3,100	1,201,635
Genworth Financial, Inc. Class A (a)	852,461	11,278,059
		12,479,694
TOTAL INSURANCE		13,789,448
INTERNET SOFTWARE & SERVICES - 0.3%
Internet Software & Services - 0.3%
China Finance Online Co. Ltd. ADR (a)(d)	300,544	1,640,970
IT SERVICES - 11.0%
Data Processing & Outsourced Services - 11.0%
Alliance Data Systems Corp. (a)	98,532	7,758,410
MasterCard, Inc. Class A	53,415	12,849,512
MoneyGram International, Inc. (a)	676,830	1,868,051
Visa, Inc. Class A	464,184	33,908,641
		56,384,614
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Specialized REITs - 0.3%
Strategic Hotel & Resorts, Inc. (a)	204,000	1,326,000
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Operating Companies - 0.2%
Castellum AB	54,900	785,419
Common Stocks - continued
	Shares	Value
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
BofI Holding, Inc. (a)	4,727	$ 71,472
Cheviot Financial Corp.	43,398	368,883
Mayflower Bancorp, Inc.	5,816	49,087
		489,442
TOTAL COMMON STOCKS (Cost $496,217,204)		511,255,834
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.19% (b)	7,723,427	7,723,427
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	17,896,100	17,896,100
TOTAL MONEY MARKET FUNDS (Cost $25,619,527)		25,619,527
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $521,836,731)	536,875,361
NET OTHER ASSETS (LIABILITIES) - (4.8)%	(24,648,445)
NET ASSETS - 100%	$ 512,226,916
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,084,684 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Bridge Capital Holdings	11/19/10	$ 1,132,362
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,312
Fidelity Securities Lending Cash Central Fund	142,345
Total	$ 156,657
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 511,255,834	$ 510,171,150	$ 1,084,684	$ -
Money Market Funds	25,619,527	25,619,527	-	-
Total Investments in Securities:	$ 536,875,361	$ 535,790,677	$ 1,084,684	$ -
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $72,824,687 of which $72,151,762 and $672,925 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending February 29, 2012 approximately $6,788,259 of losses recognized during the period November 1, 2010 to February 28, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $16,755,985) - See accompanying schedule: Unaffiliated issuers (cost $496,217,204)	$ 511,255,834
Fidelity Central Funds (cost $25,619,527)	25,619,527
Total Investments (cost $521,836,731)		$ 536,875,361
Receivable for investments sold		23,065,845
Receivable for fund shares sold		939,840
Dividends receivable		210,228
Distributions receivable from Fidelity Central Funds		3,660
Prepaid expenses		960
Other receivables		16,983
Total assets		561,112,877

Liabilities
Payable for investments purchased	$ 27,622,289
Payable for fund shares redeemed	2,958,272
Accrued management fee	243,464
Other affiliated payables	128,832
Other payables and accrued expenses	37,004
Collateral on securities loaned, at value	17,896,100
Total liabilities		48,885,961

Net Assets		$ 512,226,916
Net Assets consist of:
Paid in capital		$ 590,205,676
Distributions in excess of net investment income		(153,011)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(92,823,248)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,997,499
Net Assets, for 8,155,260 shares outstanding		$ 512,226,916
Net Asset Value, offering price and redemption price per share ($512,226,916 ÷ 8,155,260 shares)		$ 62.81

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 5,323,314
Interest		161
Income from Fidelity Central Funds		156,657
Total income		5,480,132

Expenses
Management fee	$ 2,638,581
Transfer agent fees	1,315,019
Accounting and security lending fees	189,004
Custodian fees and expenses	79,376
Independent trustees' compensation	2,684
Registration fees	39,303
Audit	38,196
Legal	2,053
Interest	4,530
Miscellaneous	6,304
Total expenses before reductions	4,315,050
Expense reductions	(166,181)	4,148,869
Net investment income (loss)		1,331,263
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,698)	12,253,537
Foreign currency transactions	(215,664)
Total net realized gain (loss)		12,037,873
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,027)	3,917,211
Assets and liabilities in foreign currencies	(44,919)
Total change in net unrealized appreciation (depreciation)		3,872,292
Net gain (loss)		15,910,165
Net increase (decrease) in net assets resulting from operations		$ 17,241,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,331,263	$ 3,055,900
Net realized gain (loss)	12,037,873	118,426,103
Change in net unrealized appreciation (depreciation)	3,872,292	89,954,776
Net increase (decrease) in net assets resulting from operations	17,241,428	211,436,779
Distributions to shareholders from net investment income	(1,297,143)	(5,034,571)
Distributions to shareholders from net realized gain	-	(247,305)
Total distributions	(1,297,143)	(5,281,876)
Share transactions Proceeds from sales of shares	261,286,558	256,861,350
Reinvestment of distributions	1,251,537	5,111,284
Cost of shares redeemed	(248,816,600)	(213,004,771)
Net increase (decrease) in net assets resulting from share transactions	13,721,495	48,967,863
Redemption fees	40,773	53,594
Total increase (decrease) in net assets	29,706,553	255,176,360

Net Assets
Beginning of period	482,520,363	227,344,003
End of period (including distributions in excess of net investment income of $153,011 and distributions in excess of net investment income of $186,830, respectively)	$ 512,226,916	$ 482,520,363
Other Information Shares
Sold	4,241,840	5,247,995
Issued in reinvestment of distributions	21,169	97,877
Redeemed	(4,242,167)	(4,008,087)
Net increase (decrease)	20,842	1,337,785

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 59.32	$ 33.45	$ 84.31	$ 117.33	$ 120.01
Income from Investment Operations
Net investment income (loss) C	.17	.37	1.58	1.73	1.56
Net realized and unrealized gain (loss)	3.49	26.14	(51.12)	(27.77)	10.14
Total from investment operations	3.66	26.51	(49.54)	(26.04)	11.70
Distributions from net investment income	(.18)	(.62)	(1.22)	(1.45)	(1.29)
Distributions from net realized gain	-	(.03)	(.13)	(5.54)	(13.10)
Total distributions	(.18)	(.65)	(1.35)	(6.99)	(14.39)
Redemption fees added to paid in capital C	.01	.01	.03	.01	.01
Net asset value, end of period	$ 62.81	$ 59.32	$ 33.45	$ 84.31	$ 117.33
Total Return A, B	6.21%	79.56%	(59.22)%	(23.05)%	10.14%
Ratios to Average Net Assets D, F
Expenses before reductions	.92%	.96%	.94%	.90%	.93%
Expenses net of fee waivers, if any	.92%	.96%	.94%	.90%	.93%
Expenses net of all reductions	.88%	.92%	.93%	.89%	.92%
Net investment income (loss)	.28%	.70%	2.57%	1.57%	1.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 512,227	$ 482,520	$ 227,344	$ 382,468	$ 541,576
Portfolio turnover rate E	242%	301%	129%	53%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Insurance Portfolio	21.31%	-2.70%	3.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Insurance Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Insurance Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Court Dignan, Portfolio Manager of Insurance Portfolio: For the 12 months ending February 28, 2011, the fund returned 21.31%, in line with the 21.74% gain of its industry benchmark, the MSCI® U.S. IM Insurance 25/50 Index, and slightly behind the broadly based S&P 500®. Stock selection, which focused on what I view as above-average companies with reasonable share prices, was especially helpful versus the MSCI benchmark in the property/casualty insurance, reinsurance and life/health insurance segments. Top contributors included Prudential Financial, a market leader in the life insurance/variable annuity market, and Aon, an insurance broker that rebounded as investors became more comfortable with a recent acquisition. In addition, XL Group, a property/casualty insurer, rallied, as its balance sheet and earnings outlook improved. Detractors were limited, but included weak stock selection within multi-line insurance and a small cash position in a rising market. The biggest stock disappointment was Fairfax Financial Holdings, a multi-line insurer that uses a more differentiated and robust investment process than its peers. The company's demonstrated skill in this area has driven best-in-class, long-term book value growth, with book value being thought of as a company's net asset value. Over the past year, however, the company hedged the majority of its equity exposure, which muted book value growth in a rising market. I regarded the resulting stock decline as transitory and held on to the position. Not owning American International Group (AIG), another multi-line insurer, also hindered performance. My analysis suggested the company's net asset value was substantially below its share price. However, the stock rallied sharply over the period due to a combination of technical buying, successful asset sales and the announcement of a promising restructuring plan.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Insurance Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	16.8	13.0
Prudential Financial, Inc.	8.5	5.2
ACE Ltd.	8.0	5.6
MetLife, Inc.	4.9	9.3
Aon Corp.	4.8	0.0
AFLAC, Inc.	4.7	7.2
The Chubb Corp.	4.3	1.9
Fairfax Financial Holdings Ltd. (sub. vtg.)	4.2	1.4
Progressive Corp.	3.5	2.8
The Travelers Companies, Inc.	3.5	4.4
	63.2
Top Industries (% of fund's net assets)
As of February 28, 2011
Insurance	96.9%
Road & Rail	0.1%
All Others*	3.0%

As of August 31, 2010
Insurance	96.8%
Diversified Financial Services	1.2%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

Insurance Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value
INSURANCE - 96.9%
Insurance Brokers - 12.6%
Aon Corp.	228,947	$ 12,051,770
Brasil Insurance Participacoes e Administracao SA	3,300	3,768,482
Jardine Lloyd Thompson Group PLC	582,600	6,161,667
National Financial Partners Corp. (a)	529,744	7,490,580
Willis Group Holdings PLC	48,473	1,885,115
		31,357,614
Life & Health Insurance - 25.3%
AFLAC, Inc.	199,200	11,724,912
American Equity Investment Life Holding Co. (d)	524,300	6,920,760
Lincoln National Corp.	70,600	2,239,432
MetLife, Inc.	258,875	12,260,320
Phoenix Companies, Inc. (a)	182,300	484,918
Prudential Financial, Inc.	320,889	21,124,123
StanCorp Financial Group, Inc.	81,200	3,735,200
Torchmark Corp.	28,600	1,866,150
Unum Group	91,160	2,418,475
		62,774,290
Multi-Line Insurance - 11.9%
Assurant, Inc.	154,300	6,269,209
Fairfax Financial Holdings Ltd. (sub. vtg.)	26,600	10,310,804
Hartford Financial Services Group, Inc.	222,700	6,591,920
Horace Mann Educators Corp.	233,800	3,962,910
Loews Corp.	40,400	1,747,300
Mapfre SA (Reg.)	7,100	26,376
Porto Seguro SA	32,700	520,826
		29,429,345
Property & Casualty Insurance - 42.7%
ACE Ltd.	312,849	19,787,699
Allied World Assurance Co. Holdings Ltd.	58,300	3,597,693
Allstate Corp.	126,300	4,013,814
American Safety Insurance Group Ltd. (a)	28,800	614,880
Axis Capital Holdings Ltd.	66,100	2,400,752
Berkshire Hathaway, Inc.:
Class A (a)	4	525,200
Class B (a)	477,869	41,708,407
Dongbu Insurance Co. Ltd.	20,720	843,234
Hilltop Holdings, Inc. (a)	171,900	1,663,992
Progressive Corp.	420,700	8,763,181
Safety Insurance Group, Inc.	8,400	404,208

	Shares	Value
The Chubb Corp.	174,858	$ 10,610,383
The Travelers Companies, Inc.	143,100	8,575,983
XL Group PLC Class A	107,855	2,518,414
		106,027,840
Reinsurance - 4.4%
Montpelier Re Holdings Ltd.	15,000	302,550
Reinsurance Group of America, Inc.	122,500	7,397,775
Transatlantic Holdings, Inc.	43,700	2,225,641
Validus Holdings Ltd.	28,500	882,075
		10,808,041
TOTAL INSURANCE		240,397,130
ROAD & RAIL - 0.1%
Trucking - 0.1%
Tegma Gestao Logistica	19,800	279,542
TOTAL COMMON STOCKS (Cost $203,416,584)		240,676,672
Money Market Funds - 4.0%

Fidelity Cash Central Fund, 0.19% (b)	5,516,879	5,516,879
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,461,875	4,461,875
TOTAL MONEY MARKET FUNDS (Cost $9,978,754)		9,978,754
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $213,395,338)	250,655,426
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(2,600,496)
NET ASSETS - 100%	$ 248,054,930
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,817
Fidelity Securities Lending Cash Central Fund	35,718
Total	$ 47,535
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.3%
Switzerland	9.4%
Canada	4.2%
United Kingdom	2.5%
Brazil	1.8%
Ireland	1.8%
Bermuda	1.7%
Others (Individually Less Than 1%)	0.3%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $21,210,935 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $4,283,400) - See accompanying schedule: Unaffiliated issuers (cost $203,416,584)	$ 240,676,672
Fidelity Central Funds (cost $9,978,754)	9,978,754
Total Investments (cost $213,395,338)		$ 250,655,426
Cash		1,559
Receivable for investments sold		4,225,764
Receivable for fund shares sold		1,464,006
Dividends receivable		122,620
Distributions receivable from Fidelity Central Funds		1,484
Prepaid expenses		351
Other receivables		5,293
Total assets		256,476,503

Liabilities
Payable for investments purchased	$ 3,678,363
Payable for fund shares redeemed	77,723
Accrued management fee	111,490
Other affiliated payables	58,199
Other payables and accrued expenses	33,923
Collateral on securities loaned, at value	4,461,875
Total liabilities		8,421,573

Net Assets		$ 248,054,930
Net Assets consist of:
Paid in capital		$ 232,961,303
Undistributed net investment income		141,242
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,308,026)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,260,411
Net Assets, for 4,957,248 shares outstanding		$ 248,054,930
Net Asset Value, offering price and redemption price per share ($248,054,930 ÷ 4,957,248 shares)		$ 50.04

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 3,709,058
Interest		9
Income from Fidelity Central Funds		47,535
Total income		3,756,602

Expenses
Management fee	$ 1,072,402
Transfer agent fees	529,709
Accounting and security lending fees	75,320
Custodian fees and expenses	27,176
Independent trustees' compensation	1,026
Registration fees	28,929
Audit	37,220
Legal	631
Miscellaneous	1,792
Total expenses before reductions	1,774,205
Expense reductions	(26,544)	1,747,661
Net investment income (loss)		2,008,941
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	19,312,171
Foreign currency transactions	(106,551)
Total net realized gain (loss)		19,205,620
Change in net unrealized appreciation (depreciation) on: Investment securities	17,839,218
Assets and liabilities in foreign currencies	323
Total change in net unrealized appreciation (depreciation)		17,839,541
Net gain (loss)		37,045,161
Net increase (decrease) in net assets resulting from operations		$ 39,054,102

See accompanying notes which are an integral part of the financial statements.

Annual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,008,941	$ 1,097,886
Net realized gain (loss)	19,205,620	(2,761,494)
Change in net unrealized appreciation (depreciation)	17,839,541	56,104,001
Net increase (decrease) in net assets resulting from operations	39,054,102	54,440,393
Distributions to shareholders from net investment income	(1,716,081)	(1,083,490)
Share transactions Proceeds from sales of shares	127,403,521	65,680,133
Reinvestment of distributions	1,680,552	1,053,143
Cost of shares redeemed	(68,548,769)	(46,500,482)
Net increase (decrease) in net assets resulting from share transactions	60,535,304	20,232,794
Redemption fees	5,979	6,001
Total increase (decrease) in net assets	97,879,304	73,595,698

Net Assets
Beginning of period	150,175,626	76,579,928
End of period (including undistributed net investment income of $141,242 and undistributed net investment income of $7,515, respectively)	$ 248,054,930	$ 150,175,626
Other Information Shares
Sold	2,844,414	1,715,410
Issued in reinvestment of distributions	36,150	26,936
Redeemed	(1,537,684)	(1,325,955)
Net increase (decrease)	1,342,880	416,391

Financial Highlights

Years ended February 28,	2011	2010	2009	2008G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 41.55	$ 23.95	$ 54.02	$ 69.38	$ 68.72
Income from Investment Operations
Net investment income (loss)C	.47	.34	.51	.45	.44
Net realized and unrealized gain (loss)	8.36	17.60	(30.02)	(10.95)	5.25
Total from investment operations	8.83	17.94	(29.51)	(10.50)	5.69
Distributions from net investment income	(.34)	(.34)	(.54)	(.30)	(.40)
Distributions from net realized gain	-	-	(.02)	(4.56)	(4.64)
Total distributions	(.34)	(.34)	(.56)	(4.86)	(5.04)
Redemption fees added to paid in capitalC	-H	-H	-H	-H	.01
Net asset value, end of period	$ 50.04	$ 41.55	$ 23.95	$ 54.02	$ 69.38
Total ReturnA,B	21.31%	74.97%	(54.83)%	(16.04)%	8.33%
Ratios to Average Net AssetsD,F
Expenses before reductions	.93%	.99%	.97%	.93%	.98%
Expenses net of fee waivers, if any	.93%	.99%	.97%	.93%	.98%
Expenses net of all reductions	.91%	.97%	.97%	.93%	.98%
Net investment income (loss)	1.05%	.96%	1.27%	.65%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 248,055	$ 150,176	$ 76,580	$ 154,063	$ 244,251
Portfolio turnover rateE	193%	215%	426%	60%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G For the year ended February 29.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio (formerly Home Finance Portfolio), Financial Services Portfolio and Insurance Portfolio (the Funds) are funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Banking Portfolio and Financial Services Portfolio. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Financial Services Portfolio is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, equity-debt classifications, partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Banking Portfolio	$ 556,641,152	$ 51,165,477	$ (80,486,303)	$ (29,320,826)
Brokerage and Investment Management Portfolio	523,769,574	70,832,321	(28,220,276)	42,612,045
Consumer Finance Portfolio	104,433,116	7,612,079	(5,552,374)	2,059,705
Financial Services Portfolio	535,199,943	28,099,437	(26,424,019)	1,675,418
Insurance Portfolio	214,492,430	36,956,025	(793,029)	36,162,996

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Banking Portfolio	$ -	$ (26,069,664)	$ (29,321,092)
Brokerage and Investment Management Portfolio	-	(96,741,956)	42,602,769
Consumer Finance Portfolio	23,001	(147,052,496)	2,059,705
Financial Services Portfolio	-	(72,824,687)	1,633,260
Insurance Portfolio	141,243	(21,210,935)	36,163,319

The tax character of distributions paid was as follows:

February 28, 2011	Ordinary Income
Banking Portfolio	$ 262,814
Brokerage and Investment Management Portfolio	3,333,469
Consumer Finance Portfolio	2,038,026
Financial Services Portfolio	1,297,143
Insurance Portfolio	1,716,081
February 28, 2010	Ordinary Income
Banking Portfolio	$ 4,369,898
Brokerage and Investment Management Portfolio	3,004,230
Consumer Finance Portfolio	2,931,320
Financial Services Portfolio	5,281,876
Insurance Portfolio	1,083,490

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Banking Portfolio	456,977,934	333,684,219
Brokerage and Investment Management Portfolio	802,068,527	897,392,470
Consumer Finance Portfolio	183,508,060	164,628,908
Financial Services Portfolio	1,129,407,414	1,118,286,196
Insurance Portfolio	413,811,706	358,890,980

Banking Portfolio and Brokerage and Investment Management Portfolio realized a loss on the sale of an investment not meeting the investment restrictions of the Fund. The loss was fully reimbursed by the Fund's investment advisor.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Banking Portfolio	.30%	.26%	.56%
Brokerage and Investment Management Portfolio	.30%	.26%	.56%
Consumer Finance Portfolio	.30%	.26%	.56%
Financial Services Portfolio	.30%	.26%	.56%
Insurance Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Banking Portfolio	.26%
Brokerage and Investment Management Portfolio	.26%
Consumer Finance Portfolio	.30%
Financial Services Portfolio	.28%
Insurance Portfolio	.28%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Banking Portfolio	$ 40,803
Brokerage and Investment Management Portfolio	96,308
Consumer Finance Portfolio	15,776
Financial Services Portfolio	87,468
Insurance Portfolio	11,463

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Brokerage and Investment Management Portfolio and Financial Services Portfolio had no interfund loans outstanding. Banking Portfolio's open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Statement of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Banking Portfolio	Borrower	$ 7,591,947.44%		$ 1,769
Brokerage and Investment Management Portfolio	Borrower	8,561,179.44%		2,945
Financial Services Portfolio	Borrower	6,014,717.45%		4,530

Annual Report

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Banking Portfolio	$ 1,668
Brokerage and Investment Management Portfolio	2,065
Consumer Finance Portfolio	394
Financial Services Portfolio	1,790
Insurance Portfolio	661

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM
Banking Portfolio	$ 76,987	$ 756
Brokerage and Investment Management Portfolio	42,098	-
Consumer Finance Portfolio	46,960	-
Financial Services Portfolio	142,345	-
Insurance Portfolio	35,718	-

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service reduction
Banking Portfolio	$ 67,394
Brokerage and Investment Management Portfolio	109,212
Consumer Finance Portfolio	30,308
Financial Services Portfolio	166,181
Insurance Portfolio	26,544

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 21% of the total outstanding shares of Insurance Portfolio. The Fidelity VIP FundsManager Portfolios were the owners of record, in the aggregate, of approximately 33% of the total outstanding shares of Insurance Portfolio. In addition, at the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of 10% or more of the total outstanding shares of the following funds.

% of shares held
Banking Portfolio	15%
Financial Services Portfolio	10%
Insurance Portfolio	24%

Mutual funds managed by Strategic Advisers, Inc., an FMR affiliate, were the owners of record, in the aggregate, of approximately 29% of the total outstanding shares of Insurance Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio (formerly Home Finance Portfolio), Financial Services Portfolio, and Insurance Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Banking Portfolio, Brokerage and Investment Management Portfolio, Consumer Finance Portfolio (formerly Home Finance Portfolio), Financial Services Portfolio, and Insurance Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 20, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Consumer Finance Portfolio	04/07/11	4/6/2011	$0.005	$0.00
Insurance Portfolio	04/07/11	4/6/2011	$0.03	$0.00

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Banking Portfolio	100%	0%
Brokerage and Investment Management Portfolio	100%	100%
Consumer Finance Portfolio	99%	88%
Financial Services Portfolio	0%	100%
Insurance Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Banking Portfolio	100%	0%
Brokerage and Investment Management Portfolio	100%	100%
Consumer Finance Portfolio	99%	89%
Financial Services Portfolio	0%	100%
Insurance Portfolio	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Consumer Finance Portfolio (formerly Home Finance Portfolio) shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	51,097,438.76	87.062
Against	5,276,040.00	8.990
Abstain	2,317,235.90	3.948
TOTAL	58,690,714.66	100.000
PROPOSAL 2
To modify the fund's fundamental concentration policy.
	# of Votes	% of Votes
Affirmative	51,090,329.99	87.050
Against	5,540,574.21	9.440
Abstain	2,059,810.46	3.510
TOTAL	58,690,714.66	100.000
PROPOSAL 3
To change the fund from a diversified fund to a non-diversified fund.
	# of Votes	% of Votes
Affirmative	48,876,654.50	83.278
Against	7,002,852.15	11.932
Abstain	2,811,208.01	4.790
TOTAL	58,690,714.66	100.000

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELFIN-UANNPRO-0411
1.910420.101

Fidelity®
Select Portfolios®
Health Care Sector

Biotechnology Portfolio

Health Care Portfolio

Medical Delivery Portfolio

Medical Equipment and Systems Portfolio

Pharmaceuticals Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Biotechnology Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Health Care Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Medical Delivery Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Medical Equipment and Systems Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Pharmaceuticals Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Portfolios Health Care Sector

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Biotechnology Portfolio	.86%
Actual		$ 1,000.00	$ 1,194.10	$ 4.68
HypotheticalA		$ 1,000.00	$ 1,020.53	$ 4.31
Health Care Portfolio	.81%
Actual		$ 1,000.00	$ 1,334.40	$ 4.69
HypotheticalA		$ 1,000.00	$ 1,020.78	$ 4.06
Medical Delivery Portfolio	.88%
Actual		$ 1,000.00	$ 1,414.10	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Medical Equipment and Systems Portfolio	.85%
Actual		$ 1,000.00	$ 1,346.20	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
Pharmaceuticals Portfolio	.93%
Actual		$ 1,000.00	$ 1,208.40	$ 5.09
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Biotechnology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Biotechnology Portfolio	9.11%	1.69%	0.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Biotechnology Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Biotechnology Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Rajiv Kaul, Portfolio Manager of Biotechnology Portfolio: During the past year, the fund returned 9.11%, topping the 6.78% gain of the MSCI® U.S. IM Biotechnology 25/50 Index but lagging the broadly based S&P 500®. Versus the MSCI index, the fund's performance was aided the most by stock selection in the biotechnology industry, where roughly 92% of the fund's net assets, on average, were invested during the period. A small out-of-index stake in health care equipment also lifted the fund's result. Alexion Pharmaceuticals was the top individual contributor on both a relative and absolute basis. In October, the company raised its financial guidance for 2010. The stock also benefited from an inexpensive valuation to start the period and positive data in a Phase 2 study of its drug Soliris® as a treatment for atypical Hemolytic Uremic Syndrome (aHUS). Underweighting three large, underperforming index components - Gilead Sciences, Celgene and Amgen - also aided performance. That said, Amgen was by far the fund's largest holding at period end, although it still was underweighted relative to the MSCI index. Amgen also was the fund's largest absolute detractor. In December, the share price of another contributor to fund performance, InterMune, soared from around $14 per share to almost $35 after the company announced a positive opinion from European drug regulators regarding the marketing of Esbriet®, a treatment for idiopathic pulmonary fibrosis, a progressive and fatal lung disease. Conversely, out-of-index exposure to the pharmaceuticals group held back the fund's performance. Most of the damage was attributable to a position in Auxilium Pharmaceuticals, the fund's biggest relative detractor. The stock suffered a loss of roughly 25% due to investor concern about the prospects for XIAFLEX®, the company's treatment for an uncommon hand deformity called Dupuytren's contracture, among other ailments. Other detractors included Acorda Therapeutics and underweighted exposures to strong-performing index components Biogen Idec and Genzyme. In the latter's case, the company received a takeover bid during the period from French drug firm Sanofi-Aventis, which lifted Genzyme's stock price. I sold Genzyme during the period to lock in profits. Lastly, the shares of Allos Therapeutics struggled during the period because of a slower-than-expected launch of FOLOTYN®, an injectable treatment for patients with relapsed or refractory peripheral T-cell lymphoma.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Biotechnology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	17.6	12.0
Vertex Pharmaceuticals, Inc.	7.6	3.7
Alexion Pharmaceuticals, Inc.	7.3	7.2
United Therapeutics Corp.	4.7	5.2
Gilead Sciences, Inc.	4.6	12.9
Biogen Idec, Inc.	4.3	2.3
BioMarin Pharmaceutical, Inc.	4.1	2.3
Human Genome Sciences, Inc.	2.9	3.3
InterMune, Inc.	2.8	0.7
Acorda Therapeutics, Inc.	2.5	3.7
	58.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Biotechnology	90.2%
Pharmaceuticals	8.6%
Health Care Equipment & Supplies	0.0%
All Others*	1.2%

As of August 31, 2010
Biotechnology	92.8%
Pharmaceuticals	6.8%
Health Care Equipment & Supplies	0.1%
All Others*	0.3%

* Includes short-term investments and net other assets.

Annual Report

Biotechnology Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
BIOTECHNOLOGY - 89.9%
Biotechnology - 89.9%
Acadia Pharmaceuticals, Inc. (a)	169,688	$ 256,229
Acorda Therapeutics, Inc. (a)	1,197,484	25,111,239
Affymax, Inc. (a)	78,204	498,942
Agenus, Inc. (a)(d)	372,100	338,611
Alexion Pharmaceuticals, Inc. (a)	764,067	73,564,371
Alkermes, Inc. (a)	779,658	11,172,499
Allos Therapeutics, Inc. (a)(d)	2,101,480	7,018,943
Alnylam Pharmaceuticals, Inc. (a)	258,102	2,833,960
AMAG Pharmaceuticals, Inc. (a)(d)	120,277	2,214,300
Amarin Corp. PLC ADR (a)	289,835	2,240,425
Amgen, Inc. (a)	3,471,675	178,201,081
Amylin Pharmaceuticals, Inc. (a)	885,403	13,546,666
Antigenics, Inc. warrants 1/9/18 (a)(f)	1,548,000	368,194
ARIAD Pharmaceuticals, Inc. (a)	968,539	5,820,919
ArQule, Inc. (a)	230,734	1,469,776
AVEO Pharmaceuticals, Inc.	244,739	3,372,503
Biogen Idec, Inc. (a)	639,287	43,727,231
BioMarin Pharmaceutical, Inc. (a)	1,710,501	41,838,854
Bionovo, Inc. (a)(d)	1,270,000	1,017,270
Bionovo, Inc. warrants 1/21/16 (a)	1,043,150	536,029
Catalyst Pharmaceutical Partners, Inc. (a)(e)	1,188,032	1,389,997
Celera Corp. (a)	556	3,536
Celgene Corp. (a)	78	4,142
Cephalon, Inc. (a)(d)	254,161	14,311,806
Cepheid, Inc. (a)	451,600	11,971,916
Chelsea Therapeutics International Ltd. (a)	218,240	901,331
Cubist Pharmaceuticals, Inc. (a)	176,708	3,875,206
Dendreon Corp. (a)	697,347	23,423,886
Dynavax Technologies Corp. (a)	920,300	2,751,697
Enzon Pharmaceuticals, Inc. (a)(d)	159,800	1,706,664
Exelixis, Inc. (a)(d)	1,168,068	14,542,447
Genomic Health, Inc. (a)	147,181	3,714,848
Gilead Sciences, Inc. (a)	1,186,961	46,267,740
Halozyme Therapeutics, Inc. (a)	756,800	5,229,488
Human Genome Sciences, Inc. (a)	1,170,259	29,291,583
ImmunoGen, Inc. (a)	97,900	882,079
Incyte Corp. (a)(d)	1,157,180	15,830,222
Inhibitex, Inc. (a)(d)	661,321	1,554,104
InterMune, Inc. (a)(d)	779,933	28,553,347
Ironwood Pharmaceuticals, Inc. Class A	87,200	1,066,456
Isis Pharmaceuticals, Inc. (a)	4,610	42,043
Keryx Biopharmaceuticals, Inc. (a)(d)	397,300	1,569,335
Lexicon Pharmaceuticals, Inc. (a)(d)	4,058,474	7,873,440
Ligand Pharmaceuticals, Inc. Class B (a)	900	9,756
Medivation, Inc. (a)(d)	309,287	5,344,479
Metabolix, Inc. (a)	1,400	12,712
Micromet, Inc. (a)	315,602	1,966,200
Momenta Pharmaceuticals, Inc. (a)(d)	281,385	3,905,624
Myrexis, Inc. (a)	4,379	16,772

	Shares	Value
Neurocrine Biosciences, Inc. (a)	662,435	$ 4,471,436
NPS Pharmaceuticals, Inc. (a)	1,341,004	10,365,961
ONYX Pharmaceuticals, Inc. (a)	394,572	13,904,717
OREXIGEN Therapeutics, Inc. (a)(d)	593,600	1,935,136
PDL BioPharma, Inc.	3,012,033	16,716,783
Pharmasset, Inc. (a)	346,658	17,332,900
Progenics Pharmaceuticals, Inc. (a)	639,094	3,610,881
Protalix BioTherapeutics, Inc. (a)(d)	276,610	1,950,101
Regeneron Pharmaceuticals, Inc. (a)	386,999	14,036,454
Rigel Pharmaceuticals, Inc. (a)	496,353	3,469,507
Sangamo Biosciences, Inc. (a)(d)	443,972	3,671,648
Savient Pharmaceuticals, Inc. (a)(d)	564,987	5,446,475
Seattle Genetics, Inc. (a)(d)	809,231	12,017,080
SIGA Technologies, Inc. (a)(d)	509,088	6,821,779
Targacept, Inc. (a)	216,659	6,211,614
Theravance, Inc. (a)(d)	725,423	16,525,136
United Therapeutics Corp. (a)	707,994	47,740,035
Vertex Pharmaceuticals, Inc. (a)	1,656,735	77,319,822
ZIOPHARM Oncology, Inc. (a)	387,300	2,358,657
Zogenix, Inc.	221,107	902,117
		909,969,137
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Alsius Corp. (a)	314,300	3
Aradigm Corp. (a)	477,800	109,846
		109,849
Health Care Supplies - 0.0%
Alimera Sciences, Inc. (a)	400	3,192
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		113,041
PHARMACEUTICALS - 8.6%
Pharmaceuticals - 8.6%
AcelRx Pharmaceuticals, Inc. (e)	1,041,900	3,771,678
Adolor Corp. (a)(e)	3,563,790	4,989,306
Akorn, Inc. (a)	283,227	1,583,239
Ardea Biosciences, Inc. (a)	64,300	1,704,593
Auxilium Pharmaceuticals, Inc. (a)(d)	752,204	16,902,024
AVANIR Pharmaceuticals Class A (a)(d)	3,397,620	12,809,027
Cadence Pharmaceuticals, Inc. (a)(d)	234,700	1,762,597
Cardiome Pharma Corp. (a)	900	5,208
Corcept Therapeutics, Inc. (a)(d)	1,153,700	4,314,838
Elan Corp. PLC sponsored ADR (a)	1,465,400	9,305,290
Jazz Pharmaceuticals, Inc. (a)(d)	80,342	1,978,823
NuPathe, Inc.	17,100	133,893
Optimer Pharmaceuticals, Inc. (a)(d)	633,737	7,566,820
Pacira Pharmaceuticals, Inc.	410,900	2,835,210
Questcor Pharmaceuticals, Inc. (a)	984,489	12,758,977
The Medicines Company (a)	23,000	399,970
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
ViroPharma, Inc. (a)	64,221	$ 1,151,483
XenoPort, Inc. (a)(d)	436,757	3,175,223
		87,148,199
TOTAL COMMON STOCKS (Cost $969,196,313)		997,230,377
Convertible Preferred Stocks - 0.3%

BIOTECHNOLOGY - 0.3%
Biotechnology - 0.3%
Xenon Pharmaceuticals, Inc. Series E (a)(f) (Cost $6,724,138)	981,626	3,416,058
Money Market Funds - 13.6%

Fidelity Cash Central Fund, 0.19% (b)	31,180,234	31,180,234
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	106,427,639	106,427,639
TOTAL MONEY MARKET FUNDS (Cost $137,607,873)		137,607,873
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $1,113,528,324)		1,138,254,308
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(125,347,776)
NET ASSETS - 100%		$ 1,012,906,532
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,784,252 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Antigenics, Inc. warrants 1/9/18	1/9/08	$ 1,930,622
Xenon Pharmaceuticals, Inc. Series E	3/23/01	$ 6,724,138
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,971
Fidelity Securities Lending Cash Central Fund	1,153,044
Total	$ 1,163,015
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
AcelRx Pharmaceuticals, Inc.	$ -	$ 5,209,500	$ -	$ -	$ 3,771,678
Adolor Corp.	828,180	4,091,517	540,617	-	4,989,306
Biodel, Inc.	7,849,719	953,466	8,641,352	-	-
Catalyst Pharmaceutical Partners, Inc.	-	1,422,390	106,939	-	1,389,997
Total	$ 8,677,899	$ 11,676,873	$ 9,288,908	$ -	$ 10,150,981
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 997,230,377	$ 996,326,151	$ 904,223	$ 3
Convertible Preferred Stocks	3,416,058	-	-	3,416,058
Money Market Funds	137,607,873	137,607,873	-	-
Total Investments in Securities:	$ 1,138,254,308	$ 1,133,934,024	$ 904,223	$ 3,416,061
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3,428,944
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	5,975
Cost of Purchases	-
Proceeds of Sales	(18,858)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,416,061
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ 5,975

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $65,361,069 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $102,400,925) - See accompanying schedule: Unaffiliated issuers (cost $964,798,779)	$ 990,495,454
Fidelity Central Funds (cost $137,607,873)	137,607,873
Other affiliated issuers (cost $11,121,672)	10,150,981
Total Investments (cost $1,113,528,324)		$ 1,138,254,308
Receivable for investments sold		29,341,162
Receivable for fund shares sold		382,046
Distributions receivable from Fidelity Central Funds		235,711
Prepaid expenses		1,909
Other receivables		77,710
Total assets		1,168,292,846

Liabilities
Payable for investments purchased	$ 47,262,980
Payable for fund shares redeemed	945,224
Accrued management fee	473,852
Other affiliated payables	244,544
Other payables and accrued expenses	32,075
Collateral on securities loaned, at value	106,427,639
Total liabilities		155,386,314

Net Assets		$ 1,012,906,532
Net Assets consist of:
Paid in capital		$ 1,068,016,266
Accumulated net investment loss		(880)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,834,838)
Net unrealized appreciation (depreciation) on investments		24,725,984
Net Assets, for 13,685,533 shares outstanding		$ 1,012,906,532
Net Asset Value, offering price and redemption price per share ($1,012,906,532 ÷ 13,685,533 shares)		$ 74.01

Statement of Operations

	Year ended February 28, 2011

Investment Income
Special dividends		$ 1,653,672
Interest		5,955
Income from Fidelity Central Funds (including $1,153,044 from security lending)		1,163,015
Total income		2,822,642

Expenses
Management fee	$ 5,839,349
Transfer agent fees	2,724,329
Accounting and security lending fees	368,301
Custodian fees and expenses	50,366
Independent trustees' compensation	6,204
Registration fees	33,649
Audit	39,376
Legal	6,710
Interest	12,739
Miscellaneous	14,267
Total expenses before reductions	9,095,290
Expense reductions	(124,789)	8,970,501
Net investment income (loss)		(6,147,859)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	55,905,626
Other affiliated issuers	(24,012,179)
Foreign currency transactions	(10,492)
Total net realized gain (loss)		31,882,955
Change in net unrealized appreciation (depreciation) on: Investment securities	62,328,597
Assets and liabilities in foreign currencies	370
Total change in net unrealized appreciation (depreciation)		62,328,967
Net gain (loss)		94,211,922
Net increase (decrease) in net assets resulting from operations		$ 88,064,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,147,859)	$ (6,905,926)
Net realized gain (loss)	31,882,955	41,684,326
Change in net unrealized appreciation (depreciation)	62,328,967	197,662,471
Net increase (decrease) in net assets resulting from operations	88,064,063	232,440,871
Share transactions Proceeds from sales of shares	182,973,057	133,358,248
Cost of shares redeemed	(326,801,243)	(449,320,941)
Net increase (decrease) in net assets resulting from share transactions	(143,828,186)	(315,962,693)
Redemption fees	14,208	40,874
Total increase (decrease) in net assets	(55,749,915)	(83,480,948)

Net Assets
Beginning of period	1,068,656,447	1,152,137,395
End of period (including accumulated net investment loss of $880 and undistributed net investment income of $15,003, respectively)	$ 1,012,906,532	$ 1,068,656,447
Other Information Shares
Sold	2,655,819	2,188,551
Redeemed	(4,724,909)	(7,528,675)
Net increase (decrease)	(2,069,090)	(5,340,124)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 J	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 67.83	$ 54.62	$ 62.59	$ 63.89	$ 68.06
Income from Investment Operations
Net investment income (loss) C	(.41) F	(.39) G	(.38) H	(.53)	(.47)
Net realized and unrealized gain (loss)	6.59	13.60	(7.60)	(.77)	(3.71)
Total from investment operations	6.18	13.21	(7.98)	(1.30)	(4.18)
Redemption fees added to paid in capital C	- K	- K	.01	- K	.01
Net asset value, end of period	$ 74.01	$ 67.83	$ 54.62	$ 62.59	$ 63.89
Total Return A, B	9.11%	24.19%	(12.73)%	(2.03)%	(6.13)%
Ratios to Average Net Assets D, I
Expenses before reductions	.87%	.91%	.89%	.89%	.93%
Expenses net of fee waivers, if any	.87%	.91%	.89%	.89%	.93%
Expenses net of all reductions	.86%	.91%	.89%	.89%	.92%
Net investment income (loss)	(.59)% F	(.64)% G	(.61)% H	(.79)%	(.75)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,012,907	$ 1,068,656	$ 1,152,137	$ 1,088,003	$ 1,369,309
Portfolio turnover rate E	119%	109%	55%	143%	70%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.75)%. GInvestment income per share reflects special dividends which amounted to $.09 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.78)%. HInvestment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.69)%. IExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. JFor the year ended February 29. KAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Health Care Portfolio	22.86%	5.32%	4.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Health Care Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Health Care Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Edward Yoon, Portfolio Manager of Health Care Portfolio: For the 12 months ending February 28, 2011, the fund returned 22.86%, significantly outperforming the 9.40% gain of its sector benchmark, the MSCI® U.S. IM Health Care 25/50 Index, while also outpacing the broadly based S&P 500®. Good overall positioning in pharmaceuticals and life science tools and services and effective stock picking in biotechnology and health care equipment helped the most versus the MSCI benchmark. The fund's strongest contribution came from Illumina, a genetic-analysis technology company benefiting from a recently introduced product that significantly reduces the cost of sequencing an individual's genome. An out-of-benchmark investment in specialty drug maker Valeant Pharmaceuticals International also helped. The stock got a boost when Valeant completed a very favorable acquisition of Biovail - a transaction that also enabled the firm to move its domicile from the United States to Canada. Also helping was Edwards Lifesciences, a maker of transcatheter heart valves, which are one of the most exciting new products in the medical device field. Underweightings in large-cap pharma stocks Johnson & Johnson, Abbott Laboratories and Merck helped, too, as these defensive holdings lagged when the market rose. An overweighting in Alexion Pharmaceuticals, a biotech firm, also contributed following the unexpectedly strong launch of Soliris®, the company's drug for a rare blood disease. On the other hand, an underweighting in managed health care stocks - including UnitedHealth Group - detracted from relative performance. I underweighted these companies here because I believed the direction of future federal health care policy was too unpredictable, but managed health care stocks recovered when the impact of health care reform turned out to be milder than expected. I overweighted InterMune, a biotechnology firm, but the stock lost ground when the U.S. Food and Drug Administration (FDA) required an additional clinical study for its blood-treatment drug. I underweighted Pfizer, along with the rest of the weak-performing large-cap pharma group, but the stock gained on investors' hopes that the company's new CEO would introduce a more effective business strategy. Another detractor was an overweighting in Orthovita, a small-cap medical device company that makes cement for spinal fusion. The stock lost ground as the volume of these procedures fell. Some of the stocks I've mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Health Care Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Medco Health Solutions, Inc.	6.3	5.3
Illumina, Inc.	5.9	4.7
Covidien PLC	5.8	3.4
Gilead Sciences, Inc.	4.2	1.8
McKesson Corp.	4.0	2.1
Merck & Co., Inc.	2.9	5.4
Valeant Pharmaceuticals International, Inc. (Canada)	2.8	3.4
Pfizer, Inc.	2.5	4.1
C. R. Bard, Inc.	2.4	3.0
Edwards Lifesciences Corp.	2.3	2.1
	39.1
Top Industries (% of fund's net assets)
As of February 28, 2011
Health Care Providers & Services	23.8%
Health Care Equipment & Supplies	20.3%
Biotechnology	19.4%
Life Sciences Tools & Services	14.6%
Pharmaceuticals	14.5%
All Others*	7.4%

As of August 31, 2010
Pharmaceuticals	22.8%
Biotechnology	20.5%
Health Care Providers & Services	20.2%
Health Care Equipment & Supplies	17.2%
Life Sciences Tools & Services	10.3%
All Others*	9.0%

* Includes short-term investments and net other assets.

Annual Report

Health Care Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
BIOTECHNOLOGY - 19.4%
Biotechnology - 19.4%
Acorda Therapeutics, Inc. (a)	300,000	$ 6,291,000
Affymax, Inc. (a)(d)	400,000	2,552,000
Alexion Pharmaceuticals, Inc. (a)	450,000	43,326,000
Amgen, Inc. (a)	900,000	46,197,000
Anthera Pharmaceuticals, Inc. (d)	1,000,000	5,440,000
ARIAD Pharmaceuticals, Inc. (a)(d)	2,000,000	12,020,000
ArQule, Inc. (a)	993,300	6,327,321
AVEO Pharmaceuticals, Inc.	120,000	1,653,600
AVEO Pharmaceuticals, Inc. (f)	117,323	1,616,711
Biogen Idec, Inc. (a)	350,000	23,940,000
BioMarin Pharmaceutical, Inc. (a)	1,250,000	30,575,000
Chelsea Therapeutics International Ltd. (a)	1,280,000	5,286,400
Dynavax Technologies Corp. (a)	2,700,000	8,073,000
Gilead Sciences, Inc. (a)	2,150,000	83,807,000
Human Genome Sciences, Inc. (a)	311,390	7,794,092
Incyte Corp. (a)(d)	800,000	10,944,000
Inhibitex, Inc. (a)	1,000,000	2,350,000
Medivir AB (B Shares) (a)	570,000	12,555,958
Micromet, Inc. (a)	395,347	2,463,012
Neurocrine Biosciences, Inc. (a)	450,000	3,037,500
Seattle Genetics, Inc. (a)	650,000	9,652,500
Targacept, Inc. (a)	466,367	13,370,742
Theravance, Inc. (a)	520,000	11,845,600
United Therapeutics Corp. (a)	400,000	26,972,000
YM Biosciences, Inc. (a)	742,000	1,780,036
ZIOPHARM Oncology, Inc. (a)(d)	1,100,100	6,699,609
		386,570,081
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc. (a)(e)	996,904	5,682,353
Stewart Enterprises, Inc. Class A	690,000	5,257,800
		10,940,153
FOOD & STAPLES RETAILING - 0.5%
Drug Retail - 0.5%
Droga Raia SA	82,000	1,168,049
Rite Aid Corp. (a)	6,000,000	7,860,000
		9,028,049
HEALTH CARE EQUIPMENT & SUPPLIES - 20.3%
Health Care Equipment - 19.1%
American Medical Systems Holdings, Inc. (a)	900,000	19,719,000
ArthroCare Corp. (a)	280,000	9,657,200
Baxter International, Inc.	600,000	31,890,000
Boston Scientific Corp. (a)	3,000,000	21,480,000
C. R. Bard, Inc.	480,000	46,924,800
Covidien PLC	2,250,000	115,762,500

	Shares	Value
Edwards Lifesciences Corp. (a)	550,000	$ 46,772,000
Genmark Diagnostics, Inc.	280,001	1,206,804
HeartWare International, Inc. (a)(d)	141,200	11,872,096
Hologic, Inc. (a)	700,000	14,126,000
Masimo Corp.	600,000	18,084,000
Orthofix International NV (a)	200,000	6,320,000
Orthovita, Inc. (a)	2,700,000	6,426,000
St. Jude Medical, Inc.	250,000	11,970,000
William Demant Holding AS (a)	136,700	11,601,794
Wright Medical Group, Inc. (a)	380,000	6,015,400
		379,827,594
Health Care Supplies - 1.2%
Cooper Companies, Inc.	220,000	13,600,400
RTI Biologics, Inc. (a)	2,683,274	7,218,007
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,400,000	3,451,464
		24,269,871
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		404,097,465
HEALTH CARE PROVIDERS & SERVICES - 23.8%
Health Care Distributors & Services - 4.0%
Amplifon SpA	144,296	784,566
McKesson Corp.	1,000,000	79,280,000
		80,064,566
Health Care Facilities - 3.3%
Capital Senior Living Corp. (a)	40,900	343,151
Community Health Systems, Inc. (a)	280,000	11,443,600
Emeritus Corp. (a)	372,980	8,776,219
Hanger Orthopedic Group, Inc. (a)	400,000	10,760,000
Kindred Healthcare, Inc. (a)	600,000	14,952,000
LCA-Vision, Inc. (a)	700,000	4,949,000
Sunrise Senior Living, Inc. (a)	1,200,000	13,668,000
		64,891,970
Health Care Services - 14.2%
Accretive Health, Inc.	300,000	6,099,000
Air Methods Corp. (a)	200,000	11,608,000
Express Scripts, Inc. (a)	700,000	39,354,000
Fresenius Medical Care AG & Co. KGaA	380,000	25,158,090
HMS Holdings Corp. (a)	300,000	22,668,000
Laboratory Corp. of America Holdings (a)	150,000	13,519,500
Medco Health Solutions, Inc. (a)	2,050,000	126,362,000
Omnicare, Inc.	500,000	14,315,000
Sun Healthcare Group, Inc. (a)	670,000	9,849,000
Team Health Holdings, Inc. (a)	700,000	12,943,000
		281,875,590
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Managed Health Care - 2.3%
CIGNA Corp.	600,000	$ 25,242,000
UnitedHealth Group, Inc.	500,000	21,290,000
		46,532,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		473,364,126
HEALTH CARE TECHNOLOGY - 2.1%
Health Care Technology - 2.1%
Allscripts-Misys Healthcare Solutions, Inc. (a)	1,500,000	32,025,000
Computer Programs & Systems, Inc.	200,000	10,802,000
		42,827,000
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
WebMD Health Corp. (a)	202,169	11,725,802
LIFE SCIENCES TOOLS & SERVICES - 14.6%
Life Sciences Tools & Services - 14.6%
Agilent Technologies, Inc. (a)	1,100,000	46,288,000
Bruker BioSciences Corp. (a)	606,900	11,646,411
Covance, Inc. (a)	550,000	31,036,500
Illumina, Inc. (a)(d)	1,700,000	117,980,000
PAREXEL International Corp. (a)	350,000	8,214,500
QIAGEN NV (a)(d)	1,500,000	30,945,000
Thermo Fisher Scientific, Inc. (a)	800,000	44,656,000
		290,766,411
MACHINERY - 0.8%
Industrial Machinery - 0.8%
Pall Corp.	280,000	15,220,800
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Prestige Brands Holdings, Inc. (a)	560,000	6,171,200
PHARMACEUTICALS - 14.5%
Pharmaceuticals - 14.5%
Ardea Biosciences, Inc. (a)(d)	715,000	18,954,650
Cardiome Pharma Corp. (a)	1,200,000	6,943,629
Columbia Laboratories, Inc. (a)	1,000,000	3,490,000
Merck & Co., Inc.	1,800,000	58,626,000
Optimer Pharmaceuticals, Inc. (a)(d)	530,000	6,328,200
Perrigo Co.	400,000	30,572,000
Pfizer, Inc.	2,600,000	50,024,000
Piramal Healthcare Ltd.	700,000	7,086,601
Shire PLC sponsored ADR	425,000	36,129,250

	Shares	Value
Valeant Pharmaceuticals International, Inc. (Canada) (d)	1,400,000	$ 56,201,802
Watson Pharmaceuticals, Inc. (a)	250,000	13,997,500
		288,353,632
SOFTWARE - 0.3%
Application Software - 0.3%
Nuance Communications, Inc. (a)	350,000	6,531,000
TOTAL COMMON STOCKS (Cost $1,469,407,298)		1,945,595,719
Money Market Funds - 6.7%

Fidelity Cash Central Fund, 0.19% (b)	74,153,423	74,153,423
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	59,021,444	59,021,444
TOTAL MONEY MARKET FUNDS (Cost $133,174,867)		133,174,867
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $1,602,582,165)		2,078,770,586
NET OTHER ASSETS (LIABILITIES) - (4.4)%		(87,166,399)
NET ASSETS - 100%		$ 1,991,604,187
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,616,711 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AVEO Pharmaceuticals, Inc.	10/28/10	$ 1,583,861
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 71,038
Fidelity Securities Lending Cash Central Fund	770,791
Total	$ 841,829
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Carriage Services, Inc.	$ 3,744,692	$ 365,820	$ -	$ -	$ 5,682,353
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	84.3%
Ireland	5.8%
Canada	3.3%
Bailiwick of Jersey	1.8%
Netherlands	1.6%
Germany	1.3%
Others (Individually Less Than 1%)	1.9%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $1,010,863 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $57,162,153) - See accompanying schedule: Unaffiliated issuers (cost $1,463,707,033)	$ 1,939,913,366
Fidelity Central Funds (cost $133,174,867)	133,174,867
Other affiliated issuers (cost $5,700,265)	5,682,353
Total Investments (cost $1,602,582,165)		$ 2,078,770,586
Receivable for investments sold		2,048,258
Receivable for fund shares sold		2,409,410
Dividends receivable		739,375
Distributions receivable from Fidelity Central Funds		14,271
Prepaid expenses		3,186
Other receivables		235,381
Total assets		2,084,220,467

Liabilities
Payable for investments purchased	$ 30,174,073
Payable for fund shares redeemed	2,042,574
Accrued management fee	913,045
Other affiliated payables	381,192
Other payables and accrued expenses	83,952
Collateral on securities loaned, at value	59,021,444
Total liabilities		92,616,280

Net Assets		$ 1,991,604,187
Net Assets consist of:
Paid in capital		$ 1,526,653,595
Distributions in excess of net investment income		(58,693)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,154,969)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		476,164,254
Net Assets, for 14,870,754 shares outstanding		$ 1,991,604,187
Net Asset Value, offering price and redemption price per share ($1,991,604,187 ÷ 14,870,754 shares)		$ 133.93

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 13,656,239
Interest		69
Income from Fidelity Central Funds (including $770,791 from security lending)		841,829
Total income		14,498,137

Expenses
Management fee	$ 9,548,352
Transfer agent fees	3,770,150
Accounting and security lending fees	542,296
Custodian fees and expenses	94,118
Independent trustees' compensation	9,653
Appreciation in deferred trustee compensation account	220
Registration fees	40,436
Audit	41,101
Legal	6,675
Miscellaneous	21,200
Total expenses before reductions	14,074,201
Expense reductions	(125,212)	13,948,989
Net investment income (loss)		549,148
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	153,051,183
Foreign currency transactions	17,786
Total net realized gain (loss)		153,068,969
Change in net unrealized appreciation (depreciation) on: Investment securities	200,848,285
Assets and liabilities in foreign currencies	(6,023)
Total change in net unrealized appreciation (depreciation)		200,842,262
Net gain (loss)		353,911,231
Net increase (decrease) in net assets resulting from operations		$ 354,460,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 549,148	$ 1,003,964
Net realized gain (loss)	153,068,969	166,497,738
Change in net unrealized appreciation (depreciation)	200,842,262	388,977,625
Net increase (decrease) in net assets resulting from operations	354,460,379	556,479,327
Distributions to shareholders from net investment income	(2,405,048)	(3,816,801)
Distributions to shareholders from net realized gain	(79,263)	(76,430)
Total distributions	(2,484,311)	(3,893,231)
Share transactions Proceeds from sales of shares	288,101,353	274,942,512
Reinvestment of distributions	2,341,444	3,676,939
Cost of shares redeemed	(378,577,968)	(294,634,876)
Net increase (decrease) in net assets resulting from share transactions	(88,135,171)	(16,015,425)
Redemption fees	20,826	29,014
Total increase (decrease) in net assets	263,861,723	536,599,685

Net Assets
Beginning of period	1,727,742,464	1,191,142,779
End of period (including distributions in excess of net investment income of $58,693 and distributions in excess of net investment income of $31,404, respectively)	$ 1,991,604,187	$ 1,727,742,464
Other Information Shares
Sold	2,400,177	2,790,134
Issued in reinvestment of distributions	19,223	42,377
Redeemed	(3,375,250)	(3,179,440)
Net increase (decrease)	(955,850)	(346,929)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 109.17	$ 73.65	$ 114.24	$ 126.78	$ 139.09
Income from Investment Operations
Net investment income (loss) C	.04	.06	.42	.39 F	.39
Net realized and unrealized gain (loss)	24.90	35.71	(35.98)	1.63	4.49
Total from investment operations	24.94	35.77	(35.56)	2.02	4.88
Distributions from net investment income	(.17)	(.25)	(.37)	(.39)	(.20)
Distributions from net realized gain	(.01)	(.01)	(4.66)	(14.17)	(16.99)
Total distributions	(.18)	(.25) J	(5.03)	(14.56)	(17.19)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 133.93	$ 109.17	$ 73.65	$ 114.24	$ 126.78
Total Return A, B	22.86%	48.65%	(32.34)%	.72%	4.13%
Ratios to Average Net Assets D, G
Expenses before reductions	.82%	.88%	.86%	.85%	.88%
Expenses net of fee waivers, if any	.82%	.88%	.86%	.85%	.88%
Expenses net of all reductions	.82%	.87%	.86%	.84%	.87%
Net investment income (loss)	.03%	.07%	.44%	.30% F	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,991,604	$ 1,727,742	$ 1,191,143	$ 1,948,147	$ 2,073,783
Portfolio turnover rate E	99%	116%	173%	120%	91%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .20%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29. IAmount represents less than $.01 per share. JTotal distributions of $.25 per share is comprised of distributions from net investment income of $.245 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Medical Delivery Portfolio	24.65%	3.90%	10.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Delivery Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Delivery Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Andrew Hatem, Portfolio Manager of Medical Delivery Portfolio: For the 12 months ending February 28, 2011, the fund returned 24.65%, outperforming both the 22.46% advance of its industry benchmark, the MSCI® U.S. IM Health Care Providers & Services 25/50 Index, and the broadly based S&P 500®. Relative to the MSCI index, the fund benefited from strong stock selection, particularly in the health care services and health care facilities groups. In terms of individual issuers, contributions came from health care services company Accretive Health, senior living community operator Sunrise Senior Living, health care technology firm SXC Health Solutions, life science tools and services company Illumina, an underweighting in diagnostic test provider Quest Diagnostics, an overweighting in hospital operator Tenet Healthcare, and an investment in health care services company HealthGrades. Conversely, the fund was hurt by an underweighted position in managed health care and stock picks in health care equipment and other out-of-benchmark sectors. Individual detractors included an underweighting in managed care firm UnitedHealth Group - the largest index component - and not owning AMERIGROUP, a Medicaid HMO. Additionally, investments in pharmacy benefit manager Medco Health Solutions, home-dialysis device manufacturer NxStage Medical, Brazilian lab firm Fleury and not owning health care facilities operator Psychiatric Solutions hampered performance. Several of the stocks I've mentioned in this report were not part of the MSCI benchmark and/or were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Delivery Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Medco Health Solutions, Inc.	10.9	10.6
Express Scripts, Inc.	10.5	11.5
UnitedHealth Group, Inc.	7.7	11.0
McKesson Corp.	7.5	6.9
Accretive Health, Inc.	4.5	0.9
Humana, Inc.	3.7	4.9
CIGNA Corp.	3.7	5.0
AmerisourceBergen Corp.	3.1	4.1
SXC Health Solutions Corp.	2.9	2.4
Catalyst Health Solutions, Inc.	2.7	3.4
	57.2
Top Industries (% of fund's net assets)
As of February 28, 2011
Health Care Providers & Services	81.2%
Food & Staples Retailing	5.9%
Health Care Technology	5.3%
Life Sciences Tools & Services	3.4%
Health Care Equipment & Supplies	1.8%
All Others*	2.4%

As of August 31, 2010
Health Care Providers & Services	82.9%
Health Care Technology	6.9%
Life Sciences Tools & Services	4.1%
Food & Staples Retailing	3.5%
Health Care Equipment & Supplies	1.4%
All Others*	1.2%

* Includes short-term investments and net other assets.

Annual Report

Medical Delivery Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
BIOTECHNOLOGY - 0.6%
Biotechnology - 0.6%
ARIAD Pharmaceuticals, Inc. (a)	502,100	$ 3,017,621
Nanosphere, Inc. (a)	175,350	576,902
		3,594,523
FOOD & STAPLES RETAILING - 5.9%
Drug Retail - 5.9%
CVS Caremark Corp.	169,100	5,590,446
Droga Raia SA	27,000	384,602
Drogasil SA	1,518,300	11,589,380
Rite Aid Corp. (a)	4,878,200	6,390,442
Walgreen Co.	218,000	9,448,120
		33,402,990
HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Health Care Equipment - 1.6%
CareFusion Corp. (a)	133,400	3,644,488
NxStage Medical, Inc. (a)	267,900	5,526,777
		9,171,265
Health Care Supplies - 0.2%
RTI Biologics, Inc. (a)	251,324	676,062
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		9,847,327
HEALTH CARE PROVIDERS & SERVICES - 81.2%
Health Care Distributors & Services - 11.1%
AmerisourceBergen Corp.	467,352	17,717,314
Cardinal Health, Inc.	56,300	2,344,332
Henry Schein, Inc. (a)	7,100	489,758
McKesson Corp.	536,700	42,549,576
		63,100,980
Health Care Facilities - 8.3%
Brookdale Senior Living, Inc. (a)	466,600	12,546,874
Capital Senior Living Corp. (a)	345,600	2,899,584
Community Health Systems, Inc. (a)	50,500	2,063,935
Hanger Orthopedic Group, Inc. (a)	145,000	3,900,500
Kindred Healthcare, Inc. (a)	203,900	5,081,188
LifePoint Hospitals, Inc. (a)	45,000	1,754,100
Sunrise Senior Living, Inc. (a)(d)	1,087,540	12,387,081
Tenet Healthcare Corp. (a)	515,500	3,701,290
Universal Health Services, Inc. Class B	62,000	2,834,020
		47,168,572
Health Care Services - 37.4%
Accretive Health, Inc. (d)	1,243,804	25,286,535
Catalyst Health Solutions, Inc. (a)	331,000	14,964,510
DaVita, Inc. (a)	59,100	4,690,767
Express Scripts, Inc. (a)	1,061,300	59,666,286
Fleury SA	501,800	6,650,252

	Shares	Value
Fresenius Medical Care AG & Co. KGaA sponsored ADR (d)	53,400	$ 3,544,692
Laboratory Corp. of America Holdings (a)	2,000	180,260
Lincare Holdings, Inc.	42,850	1,257,219
Medco Health Solutions, Inc. (a)	1,004,141	61,895,251
Omnicare, Inc.	388,600	11,125,618
Quest Diagnostics, Inc.	65,500	3,717,125
Rural/Metro Corp. (a)	430,963	6,460,135
Team Health Holdings, Inc. (a)	669,100	12,371,659
		211,810,309
Managed Health Care - 24.4%
Aetna, Inc.	135,256	5,053,164
Amil Participacoes SA	741,300	7,574,288
Centene Corp. (a)	169,300	5,158,571
CIGNA Corp.	495,700	20,854,099
Health Net, Inc. (a)	58,000	1,706,360
Healthspring, Inc. (a)	130,000	4,893,200
Humana, Inc. (a)	323,072	21,002,911
Metropolitan Health Networks, Inc. (a)	662,000	3,290,140
Triple-S Management Corp. (a)	75,000	1,482,000
UnitedHealth Group, Inc.	1,023,797	43,593,276
Wellcare Health Plans, Inc. (a)	233,800	8,779,190
WellPoint, Inc.	220,500	14,656,635
		138,043,834
TOTAL HEALTH CARE PROVIDERS & SERVICES		460,123,695
HEALTH CARE TECHNOLOGY - 5.3%
Health Care Technology - 5.3%
Allscripts-Misys Healthcare Solutions, Inc. (a)	373,400	7,972,090
Cerner Corp. (a)	59,800	6,006,910
SXC Health Solutions Corp. (a)	329,400	16,241,921
		30,220,921
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
WebMD Health Corp. (a)	8,400	487,200
LIFE SCIENCES TOOLS & SERVICES - 3.4%
Life Sciences Tools & Services - 3.4%
Agilent Technologies, Inc. (a)	169,700	7,140,976
Illumina, Inc. (a)	148,900	10,333,660
QIAGEN NV (a)	86,200	1,778,306
Sequenom, Inc. (a)	15,921	97,755
		19,350,697
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Endocyte, Inc.	51,000	373,830
TOTAL COMMON STOCKS (Cost $395,165,184)		557,401,183
Money Market Funds - 5.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	11,855,293	$ 11,855,293
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	21,301,750	21,301,750
TOTAL MONEY MARKET FUNDS (Cost $33,157,043)		33,157,043
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $428,322,227)		590,558,226
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(24,158,427)
NET ASSETS - 100%		$ 566,399,799
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,043
Fidelity Securities Lending Cash Central Fund	12,884
Total	$ 30,927
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $47,219,442 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $20,741,015) - See accompanying schedule: Unaffiliated issuers (cost $395,165,184)	$ 557,401,183
Fidelity Central Funds (cost $33,157,043)	33,157,043
Total Investments (cost $428,322,227)		$ 590,558,226
Receivable for fund shares sold		2,440,266
Dividends receivable		209,445
Distributions receivable from Fidelity Central Funds		5,327
Prepaid expenses		815
Other receivables		14,115
Total assets		593,228,194

Liabilities
Payable for investments purchased	$ 4,522,151
Payable for fund shares redeemed	601,508
Accrued management fee	250,841
Other affiliated payables	118,964
Other payables and accrued expenses	33,181
Collateral on securities loaned, at value	21,301,750
Total liabilities		26,828,395

Net Assets		$ 566,399,799
Net Assets consist of:
Paid in capital		$ 454,744,094
Accumulated net investment loss		(478,192)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(50,102,758)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		162,236,655
Net Assets, for 10,239,183 shares outstanding		$ 566,399,799
Net Asset Value, offering price and redemption price per share ($566,399,799 ÷ 10,239,183 shares)		$ 55.32

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,422,846
Interest		40,539
Income from Fidelity Central Funds (including $12,884 from security lending)		30,927
Total income		1,494,312

Expenses
Management fee	$ 2,466,733
Transfer agent fees	1,183,908
Accounting and security lending fees	172,062
Custodian fees and expenses	26,632
Independent trustees' compensation	2,480
Registration fees	31,838
Audit	40,377
Legal	1,662
Interest	1,325
Miscellaneous	5,229
Total expenses before reductions	3,932,246
Expense reductions	(46,819)	3,885,427
Net investment income (loss)		(2,391,115)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	36,682,282
Foreign currency transactions	(564,904)
Total net realized gain (loss)		36,117,378
Change in net unrealized appreciation (depreciation) on: Investment securities	67,042,804
Assets and liabilities in foreign currencies	780
Total change in net unrealized appreciation (depreciation)		67,043,584
Net gain (loss)		103,160,962
Net increase (decrease) in net assets resulting from operations		$ 100,769,847

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,391,115)	$ (2,292,329)
Net realized gain (loss)	36,117,378	(15,571,450)
Change in net unrealized appreciation (depreciation)	67,043,584	187,471,791
Net increase (decrease) in net assets resulting from operations	100,769,847	169,608,012
Share transactions Proceeds from sales of shares	180,142,990	190,787,013
Cost of shares redeemed	(180,637,820)	(157,818,031)
Net increase (decrease) in net assets resulting from share transactions	(494,830)	32,968,982
Redemption fees	15,249	29,133
Total increase (decrease) in net assets	100,290,266	202,606,127

Net Assets
Beginning of period	466,109,533	263,503,406
End of period (including accumulated net investment loss of $478,192 and accumulated net investment loss of $221, respectively)	$ 566,399,799	$ 466,109,533
Other Information Shares
Sold	3,704,946	4,746,289
Redeemed	(3,969,096)	(4,565,603)
Net increase (decrease)	(264,150)	180,686

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 44.38	$ 25.53	$ 45.27	$ 51.02	$ 54.98
Income from Investment Operations
Net investment income (loss) C	(.25)	(.24)	(.18)	.11 F	(.29)
Net realized and unrealized gain (loss)	11.19	19.09	(19.18)	(1.69)	1.20
Total from investment operations	10.94	18.85	(19.36)	(1.58)	.91
Distributions from net investment income	-	-	(.03)	-	-
Distributions from net realized gain	-	-	(.35)	(4.17)	(4.88)
Total distributions	-	-	(.38)	(4.17)	(4.88)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 55.32	$ 44.38	$ 25.53	$ 45.27	$ 51.02
Total Return A, B	24.65%	73.83%	(43.05)%	(4.00)%	2.23%
Ratios to Average Net Assets D, G
Expenses before reductions	.89%	.96%	.94%	.92%	.95%
Expenses net of fee waivers, if any	.89%	.96%	.94%	.92%	.95%
Expenses net of all reductions	.88%	.96%	.94%	.91%	.94%
Net investment income (loss)	(.54)%	(.67)%	(.50)%	.22% F	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 566,400	$ 466,110	$ 263,503	$ 540,497	$ 643,641
Portfolio turnover rate E	55%	50%	122%	113%	92%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.38 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.52)%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29. IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Medical Equipment and Systems Portfolio	17.12%	8.26%	9.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Medical Equipment and Systems Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Medical Equipment and Systems Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Edward Yoon, Portfolio Manager of Medical Equipment and Systems Portfolio: For the 12 months ending February 28, 2011, the portfolio returned 17.12%, substantially outpacing the 10.57% gain of the MSCI® U.S. IM Health Care Equipment & Supplies 25/50 Index but lagging the broadly based S&P 500®. Effective stock picking in both health care equipment and life science tools and services - an out-of-index segment - accounted for most of the fund's outperformance versus the MSCI index. The strongest contribution came from Illumina, which recently introduced a product that significantly reduces the cost of sequencing an individual's genome. The fund's performance also benefited from a large underweighting in major index component Medtronic - a producer of cardiac and other medical devices - which lost value as a result of slowing market growth and increased pricing pressure. Also helping was an investment in Edwards Lifesciences, a maker of transcatheter heart valves - one of the most exciting new products in the medical device field. An investment in HeartWare International, an Australian producer of miniaturized ventricular assistance devices for treating heart failure, helped as well. The stock of Agilent Technologies, a non-benchmark producer of equipment for testing food and water, advanced in response to the company's completion of an attractive acquisition during the period. The stock of contact-lens maker Cooper Companies gained ground, thanks to a successful turnaround. An underweighting in Intuitive Surgical, maker of the da Vinci® Surgical System for minimally invasive procedures, also was helpful. On the other hand, underweighted positions in orthopedics companies Stryker and Zimmer Holdings detracted, as the improving economy spurred investor expectations of a rebound in orthopedic procedures. I did not own the strong-performing stock of index component IDEXX Laboratories, which makes veterinary and food/water safety products, and this stance detracted as well. I had an underweighted position in diagnostic research equipment maker Beckman Coulter when diversified medical equipment manufacturer Danaher agreed to acquire the company at a premium to its current share price. The gain detracted from the fund's relative performance. I overweighted Orthovita, a small-cap medical device company that makes cement for spinal fusion, but its shares lost value as the volume of these procedures declined. Some of the positions mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Medical Equipment and Systems Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	14.2	10.0
Baxter International, Inc.	9.1	2.9
C. R. Bard, Inc.	6.6	7.2
Illumina, Inc.	5.9	4.4
St. Jude Medical, Inc.	5.4	3.0
Edwards Lifesciences Corp.	5.0	4.7
Medco Health Solutions, Inc.	4.4	3.3
Boston Scientific Corp.	4.2	0.9
Hologic, Inc.	2.7	3.6
Hill-Rom Holdings, Inc.	2.4	3.1
	59.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Health Care Equipment & Supplies	75.7%
Life Sciences Tools & Services	11.5%
Health Care Providers & Services	7.2%
Health Care Technology	1.7%
Machinery	0.7%
All Others*	3.2%

As of August 31, 2010
Health Care Equipment & Supplies	75.9%
Life Sciences Tools & Services	8.6%
Health Care Providers & Services	7.5%
Health Care Technology	3.1%
Electronic Equipment & Components	1.4%
All Others*	3.5%

* Includes short-term investments and net other assets.

Annual Report

Medical Equipment and Systems Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
FOOD & STAPLES RETAILING - 0.3%
Drug Retail - 0.3%
Rite Aid Corp. (a)	3,000,000	$ 3,930,000
HEALTH CARE EQUIPMENT & SUPPLIES - 75.7%
Health Care Equipment - 69.9%
American Medical Systems Holdings, Inc. (a)	1,250,000	27,387,500
Angiodynamics, Inc. (a)	330,000	5,550,600
ArthroCare Corp. (a)	300,000	10,347,000
Baxter International, Inc.	2,400,000	127,560,000
Boston Scientific Corp. (a)	8,200,000	58,712,000
C. R. Bard, Inc.	950,000	92,872,000
Covidien PLC	3,900,000	200,655,000
Cyberonics, Inc. (a)	480,700	15,877,521
Edwards Lifesciences Corp. (a)	830,000	70,583,200
Exactech, Inc. (a)	380,000	7,201,000
Fisher & Paykel Healthcare Corp.	5,000,000	11,398,860
Genmark Diagnostics, Inc. (d)	380,001	1,637,804
HeartWare International, Inc. (a)	15,700	1,320,056
HeartWare International, Inc. CDI (a)	5,500,000	13,400,707
Hill-Rom Holdings, Inc.	900,000	34,263,000
Hologic, Inc. (a)	1,900,000	38,342,000
Integra LifeSciences Holdings Corp. (a)	280,000	14,042,000
Ion Beam Applications SA (a)	450,000	5,402,700
Kinetic Concepts, Inc. (a)	400,000	19,588,000
Mako Surgical Corp. (a)(d)	367,600	7,572,560
Masimo Corp.	1,000,000	30,140,000
Medtronic, Inc.	760,000	30,339,200
Orthofix International NV (a)	300,000	9,480,000
Orthovita, Inc. (a)	3,228,100	7,682,878
Sonova Holding AG Class B	70,000	9,313,741
St. Jude Medical, Inc.	1,600,000	76,608,000
TomoTherapy, Inc. (a)	1,200,000	4,272,000
Tornier BV	300,000	5,511,000
Varian Medical Systems, Inc. (a)	220,000	15,241,600
Wright Medical Group, Inc. (a)	670,000	10,606,100
Zimmer Holdings, Inc. (a)	350,000	21,819,000
		984,727,027
Health Care Supplies - 5.8%
Alere, Inc. (a)	100,000	3,864,000
Cooper Companies, Inc.	530,000	32,764,600
DENTSPLY International, Inc.	225,000	8,408,250
Meridian Bioscience, Inc. (d)	500,000	10,785,000
OraSure Technologies, Inc. (a)	1,450,000	10,048,500
RTI Biologics, Inc. (a)(e)	3,213,400	8,644,046

	Shares	Value
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,200,000	$ 5,423,729
Vascular Solutions, Inc. (a)	200,000	2,198,000
		82,136,125
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,066,863,152
HEALTH CARE PROVIDERS & SERVICES - 7.2%
Health Care Distributors & Services - 1.9%
McKesson Corp.	350,000	27,748,000
Health Care Facilities - 0.9%
Hanger Orthopedic Group, Inc. (a)	300,000	8,070,000
LCA-Vision, Inc. (a)	600,000	4,242,000
		12,312,000
Health Care Services - 4.4%
Medco Health Solutions, Inc. (a)	1,000,000	61,640,000
TOTAL HEALTH CARE PROVIDERS & SERVICES		101,700,000
HEALTH CARE TECHNOLOGY - 1.7%
Health Care Technology - 1.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	1,100,000	23,485,000
LIFE SCIENCES TOOLS & SERVICES - 11.5%
Life Sciences Tools & Services - 11.5%
Agilent Technologies, Inc. (a)	500,000	21,040,000
Covance, Inc. (a)	320,000	18,057,600
Illumina, Inc. (a)	1,200,000	83,280,000
QIAGEN NV (a)(d)	1,100,000	22,693,000
Thermo Fisher Scientific, Inc. (a)	300,000	16,746,000
		161,816,600
MACHINERY - 0.7%
Industrial Machinery - 0.7%
Pall Corp.	180,000	9,784,800
TOTAL COMMON STOCKS (Cost $1,081,488,412)		1,367,579,552
Money Market Funds - 4.8%

Fidelity Cash Central Fund, 0.19% (b)	32,883,438	32,883,438
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	34,051,963	34,051,963
TOTAL MONEY MARKET FUNDS (Cost $66,935,401)		66,935,401
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $1,148,423,813)		1,434,514,953
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(26,172,406)
NET ASSETS - 100%		$ 1,408,342,547
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,871
Fidelity Securities Lending Cash Central Fund	150,028
Total	$ 201,899
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
RTI Biologics, Inc.	$ 7,481,250	$ 4,619,004	$ -	$ -	$ 8,644,046
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,367,579,552	$ 1,354,178,845	$ 13,400,707	$ -
Money Market Funds	66,935,401	66,935,401	-	-
Total Investments in Securities:	$ 1,434,514,953	$ 1,421,114,246	$ 13,400,707	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.5%
Ireland	14.2%
Netherlands	2.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $33,045,550) - See accompanying schedule: Unaffiliated issuers (cost $1,064,516,198)	$ 1,358,935,506
Fidelity Central Funds (cost $66,935,401)	66,935,401
Other affiliated issuers (cost $16,972,214)	8,644,046
Total Investments (cost $1,148,423,813)		$ 1,434,514,953
Receivable for investments sold		15,617,199
Receivable for fund shares sold		2,751,059
Dividends receivable		63,000
Distributions receivable from Fidelity Central Funds		9,382
Prepaid expenses		2,696
Other receivables		16,242
Total assets		1,452,974,531

Liabilities
Payable for investments purchased	$ 7,456,586
Payable for fund shares redeemed	2,122,847
Accrued management fee	642,334
Other affiliated payables	305,714
Other payables and accrued expenses	52,540
Collateral on securities loaned, at value	34,051,963
Total liabilities		44,631,984

Net Assets		$ 1,408,342,547
Net Assets consist of:
Paid in capital		$ 1,121,141,801
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,109,606
Net unrealized appreciation (depreciation) on investments		286,091,140
Net Assets, for 47,660,713 shares outstanding		$ 1,408,342,547
Net Asset Value, offering price and redemption price per share ($1,408,342,547 ÷ 47,660,713 shares)		$ 29.55

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,768,337
Special dividends		1,850,000
Interest		142
Income from Fidelity Central Funds (including $150,028 from security lending)		201,899
Total income		10,820,378

Expenses
Management fee	$ 7,450,028
Transfer agent fees	3,411,934
Accounting and security lending fees	431,831
Custodian fees and expenses	63,476
Independent trustees' compensation	7,417
Registration fees	84,332
Audit	39,680
Legal	5,022
Miscellaneous	17,106
Total expenses before reductions	11,510,826
Expense reductions	(96,671)	11,414,155
Net investment income (loss)		(593,777)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	77,913,237
Foreign currency transactions	35,950
Total net realized gain (loss)		77,949,187
Change in net unrealized appreciation (depreciation) on investment securities		112,602,764
Net gain (loss)		190,551,951
Net increase (decrease) in net assets resulting from operations		$ 189,958,174

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (593,777)	$ (1,505,082)
Net realized gain (loss)	77,949,187	65,480,209
Change in net unrealized appreciation (depreciation)	112,602,764	352,341,374
Net increase (decrease) in net assets resulting from operations	189,958,174	416,316,501
Share transactions Proceeds from sales of shares	361,006,401	423,109,536
Cost of shares redeemed	(520,647,143)	(473,964,290)
Net increase (decrease) in net assets resulting from share transactions	(159,640,742)	(50,854,754)
Redemption fees	34,269	65,002
Total increase (decrease) in net assets	30,351,701	365,526,749

Net Assets
Beginning of period	1,377,990,846	1,012,464,097
End of period	$ 1,408,342,547	$ 1,377,990,846
Other Information Shares
Sold	13,732,140	19,019,915
Redeemed	(20,685,442)	(22,924,188)
Net increase (decrease)	(6,953,302)	(3,904,273)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.23	$ 17.30	$ 24.41	$ 23.67	$ 24.62
Income from Investment Operations
Net investment income (loss) C	(.01) F	(.03)	.01	(.05)	(.05)
Net realized and unrealized gain (loss)	4.33	7.96	(6.35)	2.97	1.35
Total from investment operations	4.32	7.93	(6.34)	2.92	1.30
Distributions from net investment income	-	-	(.01)	-	-
Distributions from net realized gain	-	-	(.77)	(2.18)	(2.25)
Total distributions	-	-	(.78)	(2.18)	(2.25)
Redemption fees added to paid in capital C	- I	- I	.01	- I	- I
Net asset value, end of period	$ 29.55	$ 25.23	$ 17.30	$ 24.41	$ 23.67
Total Return A, B	17.12%	45.84%	(26.81)%	12.57%	5.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.86%	.91%	.87%	.88%	.93%
Expenses net of fee waivers, if any	.86%	.91%	.87%	.88%	.93%
Expenses net of all reductions	.86%	.90%	.87%	.88%	.92%
Net investment income (loss)	(.04)% F	(.13)%	.06%	(.20)%	(.22)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,408,343	$ 1,377,991	$ 1,012,464	$ 1,169,861	$ 796,975
Portfolio turnover rate E	92%	83%	116%	129%	71%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.18)%. GExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. HFor the year ended February 29. IAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Life of fundA
Pharmaceuticals Portfolio	19.68%	7.21%	4.10%

A From June 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Pharmaceuticals Portfolio on June 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Pharmaceuticals Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Andrew Oh, Portfolio Manager of Pharmaceuticals Portfolio: For the 12 months ending February 28, 2011, the fund gained 19.68%, outperforming the 17.33% return of the S&P® Custom Pharmaceuticals Index, but lagging the broadly based S&P 500®. Relative to its industry benchmark, strong stock picking in the fund's primary industry - pharmaceuticals - produced virtually all the fund's outperformance, while the benefit of a large overweighting in the biotechnology group was almost entirely counterbalanced by poor stock picking here. Stock selection in two out-of-benchmark areas - health care equipment and health care services - detracted from relative performance, as did our modest cash position in a rising market. Additionally, a weaker dollar aided returns from our foreign holdings. Valeant Pharmaceuticals International was the strongest contributor. The company not only delivered better-than-expected earnings, but also executed a number of smart merger-and-acquisition deals, topped off by a merger with Canadian drug maker Biovail, which brought Valeant significant incremental cash flow and also allowed the firm to reduce its corporate tax exposure by shifting its domicile to Canada. An underweighting in large-cap pharma company Abbott Laboratories also helped. The stock underperformed due to investor concern over future competition for Abbott's leading product and the high price the company paid for an acquisition. Also contributing was an overweighting in Perrigo, the largest U.S. maker of private-label generic drugs. Perrigo benefited both from a weak economy, which led to increased sales of its products, and from difficulties at Johnson & Johnson, which recalled a number of competing over-the-counter medications. An out-of-benchmark investment in biotechnology firm Alexion Pharmaceuticals helped relative performance, as the company's key product drove strong earnings growth. The fund also benefited from an underweighting in Teva Pharmaceutical Industries, which underperformed due to competition for its leading drug and the company's forecast of negative earnings in 2011. Detractors from relative performance included Orexigen Therapeutics - a stock that collapsed following the U.S. Food and Drug Administration's (FDA) rejection of its weight-loss drug. I sold our position in Orexigen by period end. Underweightings in Questcor Pharmaceuticals and KV Pharmaceutical also hurt. Questcor had better-than-expected sales of its major product, while KV received unexpected FDA approval of a new drug when it was on the verge of bankruptcy. An investment in Medco Health Solutions, a pharmacy benefit manager that is not in the index, detracted because of investor concern that the firm's earnings growth would slow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Pharmaceuticals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.6	6.3
Merck & Co., Inc.	6.2	6.6
Johnson & Johnson	6.0	6.0
Valeant Pharmaceuticals International, Inc. (Canada)	5.8	3.9
Novo Nordisk AS Series B sponsored ADR	5.0	4.0
GlaxoSmithKline PLC sponsored ADR	4.5	5.9
Novartis AG sponsored ADR	4.5	4.9
Shire PLC sponsored ADR	3.4	2.6
Abbott Laboratories	3.2	2.0
Allergan, Inc.	3.1	3.1
	49.3
Top Industries (% of fund's net assets)
As of February 28, 2011
Pharmaceuticals	84.6%
Biotechnology	7.3%
Health Care Equipment & Supplies	3.0%
Life Sciences Tools & Services	1.8%
Health Care Providers & Services	1.3%
All Others*	2.0%

As of August 31, 2010
Pharmaceuticals	84.5%
Biotechnology	5.8%
Health Care Equipment & Supplies	3.2%
Health Care Providers & Services	2.4%
Life Sciences Tools & Services	1.1%
All Others*	3.0%

* Includes short-term investments and net other assets.

Annual Report

Pharmaceuticals Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
BIOTECHNOLOGY - 7.3%
Biotechnology - 7.3%
3SBio, Inc. sponsored ADR (a)	29,700	$ 457,380
Acorda Therapeutics, Inc. (a)	20,400	427,788
Alexion Pharmaceuticals, Inc. (a)	30,036	2,891,866
Amylin Pharmaceuticals, Inc. (a)	21,360	326,808
ARIAD Pharmaceuticals, Inc. (a)	248,900	1,495,889
Basilea Pharmaceutica AG (a)	13,000	981,700
Biogen Idec, Inc. (a)	28,300	1,935,720
BioMarin Pharmaceutical, Inc. (a)	121,500	2,971,890
Gilead Sciences, Inc. (a)	125,000	4,872,500
Human Genome Sciences, Inc. (a)	13,000	325,390
ImmunoGen, Inc. (a)	19,100	172,091
Incyte Corp. (a)(d)	43,000	588,240
Intercell AG (a)	40,000	478,860
InterMune, Inc. (a)	30,390	1,112,578
Medivation, Inc. (a)	65,000	1,123,200
Neurocrine Biosciences, Inc. (a)	70,000	472,500
NPS Pharmaceuticals, Inc. (a)	45,000	347,850
ONYX Pharmaceuticals, Inc. (a)	44,000	1,550,560
QLT, Inc. (a)	110,000	742,500
Sino Biopharmaceutical Ltd.	2,098,000	730,044
Sinovac Biotech Ltd. (a)	65,000	293,800
Telik, Inc. (a)	240,000	252,000
Theravance, Inc. (a)	59,900	1,364,522
United Therapeutics Corp. (a)	37,700	2,542,111
		28,457,787
HEALTH CARE EQUIPMENT & SUPPLIES - 3.0%
Health Care Equipment - 2.8%
Baxter International, Inc.	30,000	1,594,500
Boston Scientific Corp. (a)	292,900	2,097,164
C. R. Bard, Inc.	21,500	2,101,840
Covidien PLC	49,300	2,536,485
Hologic, Inc. (a)	43,000	867,740
Masimo Corp.	40,000	1,205,600
Nakanishi, Inc.	4,900	543,912
Orthovita, Inc. (a)	96,900	230,622
		11,177,863
Health Care Supplies - 0.2%
RTI Biologics, Inc. (a)	117,405	315,819
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	192,000	473,344
		789,163
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		11,967,026
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Services - 1.3%
Catalyst Health Solutions, Inc. (a)	29,000	1,311,090
Medco Health Solutions, Inc. (a)	62,600	3,858,664
		5,169,754

	Shares	Value
HEALTH CARE TECHNOLOGY - 0.5%
Health Care Technology - 0.5%
Allscripts-Misys Healthcare Solutions, Inc. (a)	84,400	$ 1,801,940
LIFE SCIENCES TOOLS & SERVICES - 1.8%
Life Sciences Tools & Services - 1.8%
Agilent Technologies, Inc. (a)	42,100	1,771,568
Illumina, Inc. (a)	24,700	1,714,180
PerkinElmer, Inc.	76,100	2,016,650
QIAGEN NV (a)	31,877	657,623
Wuxi Pharmatech Cayman, Inc. sponsored ADR (a)	50,000	760,000
		6,920,021
PERSONAL PRODUCTS - 0.5%
Personal Products - 0.5%
Prestige Brands Holdings, Inc. (a)	121,892	1,343,250
Schiff Nutrition International, Inc.	90,000	771,300
		2,114,550
PHARMACEUTICALS - 84.6%
Pharmaceuticals - 84.6%
Abbott Laboratories	257,990	12,409,319
Akorn, Inc. (a)(d)	313,100	1,750,229
Allergan, Inc.	163,300	12,111,961
Almirall SA (a)	25,000	286,695
Ardea Biosciences, Inc. (a)	68,949	1,827,838
Auxilium Pharmaceuticals, Inc. (a)	94,700	2,127,909
BioMimetic Therapeutics, Inc. (a)	160,000	2,156,800
Bristol-Myers Squibb Co.	194,910	5,030,627
Cadence Pharmaceuticals, Inc. (a)(d)	143,600	1,078,436
Cardiome Pharma Corp. (a)	297,400	1,720,863
China Shineway Pharmaceutical Group Ltd.	80,000	229,584
Cipla Ltd.	85,000	562,692
DepoMed, Inc. (a)	110,000	922,900
Dr. Reddy's Laboratories Ltd. sponsored ADR (d)	138,400	4,712,520
Durect Corp. (a)	349,500	1,132,380
Elan Corp. PLC sponsored ADR (a)	782,800	4,970,780
Eli Lilly & Co.	113,300	3,915,648
Endo Pharmaceuticals Holdings, Inc. (a)	185,400	6,585,408
Endo Pharmaceuticals Holdings, Inc. rights 2/27/12 (a)	9,000	0
Forest Laboratories, Inc. (a)	93,520	3,030,048
GlaxoSmithKline PLC sponsored ADR	459,400	17,737,434
Guangzhou Pharmaceutical Co. Ltd. (H Shares)	114,000	162,481
Hi-Tech Pharmacal Co., Inc. (a)(d)	52,700	1,216,843
Hikma Pharmaceuticals PLC	89,000	1,107,683
Hospira, Inc. (a)	38,400	2,029,440
Impax Laboratories, Inc. (a)	151,100	3,111,149
Inspire Pharmaceuticals, Inc. (a)	256,073	1,029,413
Ista Pharmaceuticals, Inc. (a)	65,000	501,150
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Johnson & Johnson	379,200	$ 23,298,048
King Pharmaceuticals, Inc. (a)	294,800	4,197,952
KV Pharmaceutical Co. Class A (a)(d)	375,000	3,041,250
Lijun International Pharmaceutical Holding Ltd.	1,000,000	247,817
MAP Pharmaceuticals, Inc. (a)	27,112	437,317
Medicis Pharmaceutical Corp. Class A	81,200	2,605,708
Merck & Co., Inc.	740,036	24,102,973
Mylan, Inc. (a)	425,200	9,724,324
Nektar Therapeutics (a)	215,500	2,066,645
Novartis AG sponsored ADR (d)	313,898	17,663,040
Novo Nordisk AS Series B sponsored ADR (d)	154,500	19,568,970
Obagi Medical Products, Inc. (a)	16,000	183,360
Optimer Pharmaceuticals, Inc. (a)	177,000	2,113,380
Pain Therapeutics, Inc.	179,721	1,229,292
Paladin Labs, Inc. (a)	60,600	2,125,134
Par Pharmaceutical Companies, Inc. (a)	30,000	926,400
Perrigo Co.	141,800	10,837,774
Pfizer, Inc.	1,539,288	29,615,898
Pozen, Inc. (a)	119,000	611,660
Questcor Pharmaceuticals, Inc. (a)	179,800	2,330,208
Salix Pharmaceuticals Ltd. (a)	94,900	3,163,966
Sanofi-Aventis sponsored ADR	272,700	9,429,966
Santarus, Inc. (a)	401,500	1,280,785
Shire PLC sponsored ADR	157,000	13,346,570
Sihuan Pharmaceutical Holdings Group Ltd.	708,439	430,267
Simcere Pharmaceutical Group sponsored ADR (a)	20,000	250,000
Strides Arcolab Ltd.	20,000	136,596
SuperGen, Inc. (a)	227,000	674,190
Teva Pharmaceutical Industries Ltd. sponsored ADR	224,289	11,236,879
The Medicines Company (a)	184,500	3,208,455

	Shares	Value
Valeant Pharmaceuticals International, Inc. (Canada) (d)	565,927	$ 22,718,655
Virbac SA	3,767	574,690
ViroPharma, Inc. (a)	142,700	2,558,611
Vivus, Inc. (a)(d)	160,000	1,217,600
Watson Pharmaceuticals, Inc. (a)	165,800	9,283,142
XenoPort, Inc. (a)(d)	105,000	763,350
		330,659,102
TOTAL COMMON STOCKS (Cost $320,863,627)		387,090,180
Money Market Funds - 12.8%

Fidelity Cash Central Fund, 0.19% (b)	4,469,158	4,469,158
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	45,716,061	45,716,061
TOTAL MONEY MARKET FUNDS (Cost $50,185,219)		50,185,219
TOTAL INVESTMENT PORTFOLIO - 111.8% (Cost $371,048,846)	437,275,399
NET OTHER ASSETS (LIABILITIES) - (11.8)%	(46,255,157)
NET ASSETS - 100%	$ 391,020,242
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,983
Fidelity Securities Lending Cash Central Fund	272,089
Total	$ 285,072
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	64.8%
Canada	6.9%
Denmark	5.0%
United Kingdom	4.8%
Switzerland	4.8%
Bailiwick of Jersey	3.4%
Israel	2.9%
France	2.5%
Ireland	2.0%
India	1.3%
Others (Individually Less Than 1%)	1.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $44,732,205) - See accompanying schedule: Unaffiliated issuers (cost $320,863,627)	$ 387,090,180
Fidelity Central Funds (cost $50,185,219)	50,185,219
Total Investments (cost $371,048,846)		$ 437,275,399
Receivable for investments sold		72,300
Receivable for fund shares sold		1,842,996
Dividends receivable		1,643,985
Distributions receivable from Fidelity Central Funds		13,855
Prepaid expenses		555
Other receivables		3,792
Total assets		440,852,882

Liabilities
Payable for investments purchased	$ 3,103,116
Payable for fund shares redeemed	680,571
Accrued management fee	186,271
Other affiliated payables	104,241
Other payables and accrued expenses	42,380
Collateral on securities loaned, at value	45,716,061
Total liabilities		49,832,640

Net Assets		$ 391,020,242
Net Assets consist of:
Paid in capital		$ 320,074,333
Undistributed net investment income		1,076,615
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,642,625
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		66,226,669
Net Assets, for 30,689,399 shares outstanding		$ 391,020,242
Net Asset Value, offering price and redemption price per share ($391,020,242 ÷ 30,689,399 shares)		$ 12.74

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 6,952,895
Interest		1
Income from Fidelity Central Funds (including $272,089 from security lending)		285,072
Total income		7,237,968

Expenses
Management fee	$ 1,723,679
Transfer agent fees	897,367
Accounting and security lending fees	127,176
Custodian fees and expenses	52,568
Independent trustees' compensation	1,616
Registration fees	43,927
Audit	42,919
Legal	1,154
Interest	470
Miscellaneous	2,778
Total expenses before reductions	2,893,654
Expense reductions	(19,643)	2,874,011
Net investment income (loss)		4,363,957
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,595,044
Foreign currency transactions	5,559
Total net realized gain (loss)		10,600,603
Change in net unrealized appreciation (depreciation) on: Investment securities	43,946,054
Assets and liabilities in foreign currencies	(2,394)
Total change in net unrealized appreciation (depreciation)		43,943,660
Net gain (loss)		54,544,263
Net increase (decrease) in net assets resulting from operations		$ 58,908,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,363,957	$ 2,556,657
Net realized gain (loss)	10,600,603	18,349,430
Change in net unrealized appreciation (depreciation)	43,943,660	39,165,692
Net increase (decrease) in net assets resulting from operations	58,908,220	60,071,779
Distributions to shareholders from net investment income	(3,701,597)	(2,794,173)
Distributions to shareholders from net realized gain	(5,275,707)	-
Total distributions	(8,977,304)	(2,794,173)
Share transactions Proceeds from sales of shares	216,246,069	113,916,553
Reinvestment of distributions	8,779,250	2,695,478
Cost of shares redeemed	(119,489,514)	(80,373,510)
Net increase (decrease) in net assets resulting from share transactions	105,535,805	36,238,521
Redemption fees	18,860	7,643
Total increase (decrease) in net assets	155,485,581	93,523,770

Net Assets
Beginning of period	235,534,661	142,010,891
End of period (including undistributed net investment income of $1,076,615 and undistributed net investment income of $414,255, respectively)	$ 391,020,242	$ 235,534,661
Other Information Shares
Sold	18,524,027	11,305,331
Issued in reinvestment of distributions	729,723	268,688
Redeemed	(10,110,998)	(8,706,324)
Net increase (decrease)	9,142,752	2,867,695

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.93	$ 7.60	$ 10.52	$ 10.88	$ 10.41
Income from Investment Operations
Net investment income (loss) C	.17	.14	.18	.10	.08
Net realized and unrealized gain (loss)	1.96	3.35	(2.91)	.13	.74
Total from investment operations	2.13	3.49	(2.73)	.23	.82
Distributions from net investment income	(.13)	(.16)	(.13)	(.11)	(.04)
Distributions from net realized gain	(.19)	-	(.06)	(.48)	(.31)
Total distributions	(.32)	(.16)	(.19)	(.59)	(.35)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.74	$ 10.93	$ 7.60	$ 10.52	$ 10.88
Total Return A, B	19.68%	46.05%	(26.23)%	1.64%	8.05%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	1.01%	1.00%	.95%	1.02%
Expenses net of fee waivers, if any	.94%	1.01%	1.00%	.95%	1.02%
Expenses net of all reductions	.94%	1.00%	.99%	.95%	1.01%
Net investment income (loss)	1.42%	1.49%	1.89%	.85%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 391,020	$ 235,535	$ 142,011	$ 167,330	$ 195,128
Portfolio turnover rate E	102%	221%	240%	119%	204%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Health Care Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Biotechnology Portfolio	$ 1,128,002,093	$ 155,936,272	$ (145,684,057)	$ 10,252,215
Health Care Portfolio	1,612,732,134	492,407,881	(26,369,429)	466,038,452
Medical Delivery Portfolio	431,205,543	162,696,634	(3,343,951)	159,352,683
Medical Equipment and Systems Portfolio	1,155,598,918	307,329,241	(28,413,206)	278,916,035
Pharmaceuticals Portfolio	374,462,847	72,350,881	(9,538,329)	62,812,552

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Biotechnology Portfolio	$ -	$ -	$ (65,361,069)	$ 10,252,215
Health Care Portfolio	-	-	(1,010,863)	466,020,147
Medical Delivery Portfolio	-	-	(47,219,442)	159,353,339
Medical Equipment and Systems Portfolio	-	8,284,711	-	278,916,035
Pharmaceuticals Portfolio	4,512,266	3,620,975	-	62,812,668

The tax character of distributions paid was as follows:

February 28, 2011	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 2,484,311	$ -	$ 2,484,311
Pharmaceuticals Portfolio	5,175,036	3,802,268	8,977,304
February 28, 2010	Ordinary Income	Long-term Capital Gains	Total
Health Care Portfolio	$ 3,893,231	$ -	$ 3,893,231
Pharmaceuticals Portfolio	2,794,173	-	2,794,173

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Biotechnology Portfolio	1,227,267,871	1,385,006,299
Health Care Portfolio	1,657,327,594	1,754,978,543
Medical Delivery Portfolio	237,440,908	237,911,373
Medical Equipment and Systems Portfolio	1,193,772,863	1,381,046,858
Pharmaceuticals Portfolio	408,060,184	306,398,854

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Biotechnology Portfolio	.30%	.26%	.56%
Health Care Portfolio	.30%	.26%	.56%
Medical Delivery Portfolio	.30%	.26%	.56%
Medical Equipment and Systems Portfolio	.30%	.26%	.56%
Pharmaceuticals Portfolio	.30%	.26%	.56%

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Biotechnology Portfolio	.26%
Health Care Portfolio	.22%
Medical Delivery Portfolio	.27%
Medical Equipment and Systems Portfolio	.26%
Pharmaceuticals Portfolio	.29%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Biotechnology Portfolio	$ 17,224
Health Care Portfolio	22,399
Medical Delivery Portfolio	15,871
Medical Equipment and Systems Portfolio	16,650
Pharmaceuticals Portfolio	16,241

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	Borrower	$ 11,090,681.45%		$ 12,513
Medical Delivery Portfolio	Borrower	9,609,000.45%		1,325
Pharmaceuticals Portfolio	Borrower	6,033,857.40%		470

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Biotechnology Portfolio	$ 4,004
Health Care Portfolio	6,362
Medical Delivery Portfolio	1,647
Medical Equipment and Systems Portfolio	5,069
Pharmaceuticals Portfolio	1,050

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Biotechnology Portfolio	$ 63,962	$ 3,911,517
Health Care Portfolio	-	-
Medical Delivery Portfolio	-	-
Medical Equipment and Systems Portfolio	1,318	-
Pharmaceuticals Portfolio	104	-

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Biotechnology Portfolio	$ 4,029,000.67%		$ 226

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Biotechnology Portfolio	$ 124,789	$ -
Health Care Portfolio	124,931	281
Medical Delivery Portfolio	46,819	-
Medical Equipment and Systems Portfolio	96,576	95
Pharmaceuticals Portfolio	19,563	80

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, the Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 15% of the total outstanding shares of Pharmaceuticals Portfolio.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Biotechnology Portfolio, Health Care Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, and Pharmaceuticals Portfolio(funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Health Care Portfolio	04/07/11	04/06/11	$0.000	$0.000
Biotechnology Portfolio	04/07/11	04/06/11	$0.000	$0.000
Pharmaceuticals Portfolio	04/07/11	04/06/11	$0.035	$0.225
Medical Equipment and Systems Portfolio	04/07/11	04/06/11	$0.000	$0.166
Medical Delivery Portfolio	04/07/11	04/06/11	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Pharmaceuticals Portfolio	$6,322,349
Medical Equipment and Systems Portfolio	$8,284,711

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Health Care Portfolio	100%	100%
Pharmaceuticals Portfolio	97%	65%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Health Care Portfolio	100%	100%
Pharmaceuticals Portfolio	99%	90%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELHC-UANNPRO-0411
1.910421.101

Fidelity®
Select Portfolios®
Industrials Sector

Air Transportation Portfolio

Defense and Aerospace Portfolio

Environment and Alternative Energy Portfolio (formerly Environmental Portfolio)

Industrial Equipment Portfolio

Industrials Portfolio

Transportation Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Note to shareholders	<Click Here>
Shareholder Expense Example	<Click Here>
Air Transportation Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Defense and Aerospace Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Environment and Alternative Energy Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Industrial Equipment Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Industrials Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Transportation Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Prospectus	P-1

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Note to shareholders

Environment and Alternative Energy Portfolio

At a shareholder meeting on June 15, 2010, shareholders approved changes to certain of the fund's fundamental investment policies. As a result, effective July 1, 2010, the fund's investment strategy was broadened to include an emphasis on companies engaged in alternative and renewable energy, energy efficiency, pollution control and water infrastructure, in addition to the fund's current focus on waste management and other environmental companies. At the same time, the fund was renamed Environment and Alternative Energy Portfolio and changed its industry benchmark from the MSCI® U.S. IM Industrials 25/50 Index to the FTSE Environmental Opportunities & Alternative Energy Index. The S&P 500® Index remains the primary benchmark for the fund.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Air Transportation Portfolio	.90%
Actual		$ 1,000.00	$ 1,217.40	$ 4.95
Hypothetical A		$ 1,000.00	$ 1,020.33	$ 4.51
Defense and Aerospace Portfolio	.87%
Actual		$ 1,000.00	$ 1,291.50	$ 4.94
Hypothetical A		$ 1,000.00	$ 1,020.48	$ 4.36
Environment and Alternative Energy Portfolio	1.10%
Actual		$ 1,000.00	$ 1,280.20	$ 6.22
Hypothetical A		$ 1,000.00	$ 1,019.34	$ 5.51
Industrial Equipment Portfolio	.86%
Actual		$ 1,000.00	$ 1,417.60	$ 5.16
Hypothetical A		$ 1,000.00	$ 1,020.53	$ 4.31
Industrials Portfolio	.89%
Actual		$ 1,000.00	$ 1,377.20	$ 5.25
Hypothetical A		$ 1,000.00	$ 1,020.38	$ 4.46
Transportation Portfolio	.89%
Actual		$ 1,000.00	$ 1,251.00	$ 4.97
Hypothetical A		$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Air Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Air Transportation Portfolio	22.26%	4.66%	5.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Air Transportation Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Air Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Sean Gavin, who became Portfolio Manager of Air Transportation Portfolio on September 1, 2010: During the past year, the fund returned 22.26%, beating the 21.04% advance of the S&P® Custom Air Transportation Index but slightly lagging the broadly based S&P 500®. Versus the air transportation index, rewarding security selection in the air freight/logistics industry was a key factor, along with solid picks in aerospace and defense. In the former group, overweighting package delivery provider United Parcel Service (UPS) - the fund's largest holding at period end - and underweighting FedEx, its primary corporate competitor, lifted performance. The fund also benefited from two out-of-index holdings in the air freight/logistics segment that performed well: U.K.-based Dart Group and Air Transport Services Group. However, the two largest contributors to relative performance were an underweighting in AMR, parent company of American Airlines, and an overweighted stake in United Continental Holdings, which was formed by the October 2010 merger between United Air Lines and Continental Airlines. AMR was hampered by its high cost structure and aging fleet of planes. On the other hand, United Continental was helped by ongoing merger synergies and disciplined capacity management in the face of higher fuel prices. I sold AMR by period end. I'll also mention Canadian commercial aerospace holding Bombardier as a contributor. In absolute terms, the fund's foreign holdings were aided by a depreciating U.S. dollar. Conversely, weak stock selection and an overweighting in the airline group weighed on performance. In fact, the three largest detractors were airlines. Pinnacle Airlines was an illiquid micro-cap position that had done extremely well for the fund in the prior one-year reporting period but posted a sizable loss during the first six months of this review period. Consequently, I sold the stock soon after I began managing the fund. Overweighting major benchmark component Southwest Airlines also detracted, as did untimely ownership of Hawaiian Airlines and Spirit AeroSystems Holdings, a commercial aerospace parts supplier. Hawaiian Airlines and Spirit AeroSystems were not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Air Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
United Parcel Service, Inc. Class B	14.1	19.7
The Boeing Co.	13.8	7.2
Precision Castparts Corp.	9.0	5.2
Bombardier, Inc. Class B (sub. vtg.)	7.3	2.7
Goodrich Corp.	6.0	4.9
Rockwell Collins, Inc.	5.0	3.1
FedEx Corp.	4.9	5.3
Textron, Inc.	4.9	2.5
Ryanair Holdings PLC sponsored ADR	4.3	3.8
Southwest Airlines Co.	4.2	4.3
	73.5
Top Industries (% of fund's net assets)
As of February 28, 2011
Aerospace & Defense	43.6%
Air Freight & Logistics	31.3%
Airlines	17.3%
Industrial Conglomerates	4.9%
Marine	1.7%
All Others*	1.2%

As of August 31, 2010
Air Freight & Logistics	35.5%
Aerospace & Defense	31.8%
Airlines	28.7%
Industrial Conglomerates	2.5%
Transportation Infrastructure	0.8%
All Others*	0.7%

* Includes short-term investments and net other assets.

Annual Report

Air Transportation Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
AEROSPACE & DEFENSE - 43.6%
Aerospace & Defense - 43.6%
AerCap Holdings NV (a)	43,000	$ 583,510
Bombardier, Inc. Class B (sub. vtg.)	1,284,000	8,262,548
Esterline Technologies Corp. (a)	20,600	1,474,342
Goodrich Corp.	79,300	6,838,039
Meggitt PLC	23,600	129,768
Precision Castparts Corp.	72,200	10,234,350
Rockwell Collins, Inc.	87,500	5,638,500
The Boeing Co.	217,600	15,669,376
TransDigm Group, Inc. (a)	8,400	675,192
		49,505,625
AIR FREIGHT & LOGISTICS - 31.3%
Air Freight & Logistics - 31.3%
Air Transport Services Group, Inc. (a)	156,000	1,224,600
Atlas Air Worldwide Holdings, Inc. (a)	19,100	1,304,148
C.H. Robinson Worldwide, Inc.	35,400	2,562,606
Dart Group PLC	1,277,786	1,854,158
Expeditors International of Washington, Inc.	55,000	2,629,000
Express-1 Expedited Solutions, Inc. (a)	231,800	521,550
FedEx Corp.	62,000	5,581,240
Hub Group, Inc. Class A (a)	9,000	314,640
Pacer International, Inc. (a)	41,300	224,259
Panalpina Welttransport Holding AG (a)	5,860	758,876
United Parcel Service, Inc. Class B	217,200	16,029,362
UTI Worldwide, Inc.	126,900	2,525,310
		35,529,749
AIRLINES - 17.3%
Airlines - 17.3%
Air Canada Class A (a)(e)	500,000	1,492,921
Alaska Air Group, Inc. (a)	18,500	1,099,825
Copa Holdings SA Class A	41,700	2,223,861
Delta Air Lines, Inc. (a)	188,902	2,123,258
Ryanair Holdings PLC sponsored ADR	173,400	4,945,368
SkyWest, Inc.	29,500	486,750
Southwest Airlines Co.	402,900	4,766,307
United Continental Holdings, Inc.	102,685	2,468,547
		19,606,837
INDUSTRIAL CONGLOMERATES - 4.9%
Industrial Conglomerates - 4.9%
Textron, Inc. (d)	203,600	5,515,524

	Shares	Value
MACHINERY - 0.3%
Construction & Farm Machinery & Heavy Trucks - 0.3%
ASL Marine Holdings Ltd.	644,000	$ 324,076
MARINE - 1.7%
Marine - 1.7%
Kuehne & Nagel International AG	14,620	1,965,701
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Trading Companies & Distributors - 0.6%
Aircastle Ltd.	57,600	695,808
TRANSPORTATION INFRASTRUCTURE - 0.5%
Airport Services - 0.5%
Avantair, Inc. (a)	245,562	577,071
TOTAL COMMON STOCKS (Cost $94,375,167)		113,720,391
Money Market Funds - 0.9%

Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $1,046,175)	1,046,175	1,046,175
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $95,421,342)		114,766,566
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(1,295,598)
NET ASSETS - 100%		$ 113,470,968
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,492,921 or 1.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,723
Fidelity Securities Lending Cash Central Fund	20,830
Total	$ 25,553
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Pinnacle Airlines Corp.	$ 8,000,944	$ 643,420	$ 5,932,465	$ -	$ -
Total	$ 8,000,944	$ 643,420	$ 5,932,465	$ -	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 113,720,391	$ 113,720,391	$ -	$ -
Money Market Funds	1,046,175	1,046,175	-	-
Total Investments in Securities:	$ 114,766,566	$ 114,766,566	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 35,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(35,000)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	77.4%
Canada	8.6%
Ireland	4.3%
Switzerland	2.4%
British Virgin Islands	2.2%
Panama	2.0%
United Kingdom	1.7%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $1,021,293) - See accompanying schedule: Unaffiliated issuers (cost $94,375,167)	$ 113,720,391
Fidelity Central Funds (cost $1,046,175)	1,046,175
Total Investments (cost $95,421,342)		$ 114,766,566
Receivable for investments sold		3,281,269
Receivable for fund shares sold		107,740
Dividends receivable		280,348
Distributions receivable from Fidelity Central Funds		94
Prepaid expenses		261
Other receivables		1,374
Total assets		118,437,652

Liabilities
Payable to custodian bank	$ 1,866,162
Payable for fund shares redeemed	1,931,880
Accrued management fee	58,114
Other affiliated payables	31,960
Other payables and accrued expenses	32,393
Collateral on securities loaned, at value	1,046,175
Total liabilities		4,966,684

Net Assets		$ 113,470,968
Net Assets consist of:
Paid in capital		$ 86,960,919
Undistributed net investment income		103,843
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,060,651
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,345,555
Net Assets, for 2,635,836 shares outstanding		$ 113,470,968
Net Asset Value, offering price and redemption price per share ($113,470,968 ÷ 2,635,836 shares)		$ 43.05

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,478,252
Special dividends		425,311
Income from Fidelity Central Funds (including $20,830 from security lending)		25,553
Total income		1,929,116

Expenses
Management fee	$ 804,198
Transfer agent fees	355,571
Accounting and security lending fees	57,995
Custodian fees and expenses	21,108
Independent trustees' compensation	781
Registration fees	39,960
Audit	37,133
Legal	486
Miscellaneous	1,254
Total expenses before reductions	1,318,486
Expense reductions	(12,119)	1,306,367
Net investment income (loss)		622,749
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	21,310,583
Other affiliated issuers	774,486
Foreign currency transactions	21,935
Total net realized gain (loss)		22,107,004
Change in net unrealized appreciation (depreciation) on: Investment securities	2,425,305
Assets and liabilities in foreign currencies	387
Total change in net unrealized appreciation (depreciation)		2,425,692
Net gain (loss)		24,532,696
Net increase (decrease) in net assets resulting from operations		$ 25,155,445

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 622,749	$ (145,021)
Net realized gain (loss)	22,107,004	(9,140,718)
Change in net unrealized appreciation (depreciation)	2,425,692	42,620,063
Net increase (decrease) in net assets resulting from operations	25,155,445	33,334,324
Distributions to shareholders from net investment income	(504,999)	-
Share transactions Proceeds from sales of shares	184,422,953	76,201,239
Reinvestment of distributions	483,612	-
Cost of shares redeemed	(190,540,995)	(50,030,435)
Net increase (decrease) in net assets resulting from share transactions	(5,634,430)	26,170,804
Redemption fees	29,822	9,352
Total increase (decrease) in net assets	19,045,838	59,514,480

Net Assets
Beginning of period	94,425,130	34,910,650
End of period (including undistributed net investment income of $103,843 and accumulated net investment loss of $3, respectively)	$ 113,470,968	$ 94,425,130
Other Information Shares
Sold	4,744,519	2,564,524
Issued in reinvestment of distributions	11,392	-
Redeemed	(4,793,224)	(1,903,208)
Net increase (decrease)	(37,313)	661,316

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 35.32	$ 17.35	$ 37.47	$ 50.74	$ 43.14
Income from Investment Operations
Net investment income (loss) B	.17 E	(.07)	(.10)	(.04) F	(.06)
Net realized and unrealized gain (loss)	7.68	18.04	(17.05)	(7.61)	8.48
Total from investment operations	7.85	17.97	(17.15)	(7.65)	8.42
Distributions from net investment income	(.13)	-	-	-	-
Distributions from net realized gain	-	-	(2.99)	(5.63)	(.86)
Total distributions	(.13)	-	(2.99)	(5.63)	(.86)
Redemption fees added to paid in capital B	.01	- I	.02	.01	.04
Net asset value, end of period	$ 43.05	$ 35.32	$ 17.35	$ 37.47	$ 50.74
Total Return A	22.26%	103.57%	(49.44)%	(16.72)%	19.81%
Ratios to Average Net Assets C,G
Expenses before reductions	.92%	1.05%	1.08%	1.01%	1.00%
Expenses net of fee waivers, if any	.92%	1.05%	1.08%	1.01%	1.00%
Expenses net of all reductions	.91%	1.01%	1.07%	1.01%	.99%
Net investment income (loss)	.43% E	(.28)%	(.37)%	(.08)% F	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,471	$ 94,425	$ 34,911	$ 46,943	$ 147,302
Portfolio turnover rate D	161%	165%	66%	47%	165%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. F Investment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.28)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Defense and Aerospace Portfolio	26.79%	5.10%	9.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Defense and Aerospace Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Defense and Aerospace Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from John Sheehy, Portfolio Manager of Defense and Aerospace Portfolio: During the past year, the fund returned 26.79%, handily beating both the 23.84% advance of the MSCI® U.S. IM Aerospace & Defense 25/50 Index and the broadly based S&P 500®. Favorable stock picking in the fund's primary investment category of aerospace and defense was the main factor lifting performance versus the MSCI index, as my tilt toward commercial aerospace stocks and away from defense contractors paid off nicely. At the stock level, not owning defense contractor and major index component L-3 Communications, a specialist in aircraft modernization and maintenance, added the most to relative performance, given the stock's double-digit decline. Not having a stake in stun-gun maker TASER International proved beneficial as well. TASER's stock price declined by half during the period, as its customers in municipal law enforcement and the military scaled back their buying. Not owning Northrop Grumman and underweighting General Dynamics and Lockheed Martin - all lagging defense contractors - further lifted the fund's return. Among stocks I overweighted, TransDigm Group and Esterline Technologies merit mention as contributors. Both are suppliers to the commercial aerospace industry that benefited from improving order flows. Conversely, underweighting and then selling benchmark component Ladish, a metal fabricator serving the aerospace industry, proved to be ill-timed. The stock spiked higher in November, when the company received a takeover bid from Allegheny Technologies. Likewise, the fund's performance suffered by not owning military support services provider DynCorp International, which was acquired during the period by a private equity firm. Underweighting Honeywell International, one of the largest benchmark components, weighed on performance, as the stock posted a return roughly double that of the index. Lastly, I'll mention Raytheon, the only major defense contractor I overweighted during the period. Downward pressure on the company's revenue hampered its stock, and I trimmed the position a bit.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Defense and Aerospace Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	21.3	21.0
The Boeing Co.	13.6	14.0
Precision Castparts Corp.	8.9	9.6
Goodrich Corp.	5.3	4.9
Honeywell International, Inc.	4.9	4.9
Raytheon Co.	4.9	5.4
Rockwell Collins, Inc.	4.9	1.1
TransDigm Group, Inc.	4.9	4.6
Esterline Technologies Corp.	4.5	3.6
Lockheed Martin Corp.	2.6	3.7
	75.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Aerospace & Defense	91.3%
Industrial Conglomerates	1.9%
Metals & Mining	1.5%
Household Durables	1.0%
Electronic Equipment & Components	0.8%
All Others*	3.5%

As of August 31, 2010
Aerospace & Defense	92.9%
Metals & Mining	2.4%
Electronic Equipment & Components	1.3%
Industrial Conglomerates	1.2%
Trading Companies & Distributors	0.9%
All Others*	1.3%

* Includes short-term investments and net other assets.

Annual Report

Defense and Aerospace Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
AEROSPACE & DEFENSE - 91.3%
Aerospace & Defense - 91.3%
AerCap Holdings NV (a)	384,400	$ 5,216,308
Alliant Techsystems, Inc.	209,900	15,148,483
BE Aerospace, Inc. (a)	456,800	15,403,296
Bombardier, Inc. Class B (sub. vtg.)	1,307,300	8,412,484
CAE, Inc.	301,400	3,851,093
CPI Aerostructures, Inc. (a)	56,100	834,207
DigitalGlobe, Inc. (a)	537,927	17,364,284
Esterline Technologies Corp. (a)	429,763	30,758,138
General Dynamics Corp.	64,230	4,889,188
Goodrich Corp.	419,456	36,169,691
HEICO Corp. (d)	147,178	8,141,887
Honeywell International, Inc.	577,210	33,426,231
Lockheed Martin Corp.	225,200	17,826,832
Meggitt PLC	1,374,000	7,555,110
Precision Castparts Corp.	422,900	59,946,075
Raytheon Co.	651,536	33,365,159
Rockwell Collins, Inc.	514,900	33,180,156
Teledyne Technologies, Inc. (a)	334,731	17,529,862
The Boeing Co.	1,276,517	91,921,989
TransDigm Group, Inc. (a)	412,600	33,164,788
United Technologies Corp.	1,731,404	144,641,490
		618,746,751
AIRLINES - 0.6%
Airlines - 0.6%
Copa Holdings SA Class A	71,000	3,786,430
COMMUNICATIONS EQUIPMENT - 0.6%
Communications Equipment - 0.6%
Comtech Telecommunications Corp.	140,000	3,787,000
ELECTRONIC EQUIPMENT & COMPONENTS - 0.8%
Electronic Equipment & Instruments - 0.5%
FLIR Systems, Inc. (d)	104,148	3,363,980
Electronic Manufacturing Services - 0.3%
Mercury Computer Systems, Inc. (a)	127,400	2,418,052
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		5,782,032
HOUSEHOLD DURABLES - 1.0%
Household Appliances - 1.0%
iRobot Corp. (a)(d)	228,000	6,548,160
INDUSTRIAL CONGLOMERATES - 1.9%
Industrial Conglomerates - 1.9%
Textron, Inc.	483,585	13,100,318

	Shares	Value
MACHINERY - 0.8%
Construction & Farm Machinery & Heavy Trucks - 0.8%
Navistar International Corp. (a)	92,000	$ 5,702,160
METALS & MINING - 1.5%
Steel - 1.5%
Carpenter Technology Corp.	242,000	10,062,360
Haynes International, Inc.	3,300	171,072
		10,233,432
TRADING COMPANIES & DISTRIBUTORS - 0.7%
Trading Companies & Distributors - 0.7%
Kaman Corp.	157,100	5,006,777
TOTAL COMMON STOCKS (Cost $561,394,001)		672,693,060
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.19% (b)	1,636,938	1,636,938
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	8,383,421	8,383,421
TOTAL MONEY MARKET FUNDS (Cost $10,020,359)		10,020,359
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $571,414,360)		682,713,419
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(4,752,886)
NET ASSETS - 100%		$ 677,960,533
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,392
Fidelity Securities Lending Cash Central Fund	32,427
Total	$ 45,819
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $80,384,065 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $8,146,833) - See accompanying schedule: Unaffiliated issuers (cost $561,394,001)	$ 672,693,060
Fidelity Central Funds (cost $10,020,359)	10,020,359
Total Investments (cost $571,414,360)		$ 682,713,419
Receivable for investments sold		6,968,956
Receivable for fund shares sold		1,001,587
Dividends receivable		1,981,817
Distributions receivable from Fidelity Central Funds		2,613
Prepaid expenses		1,307
Other receivables		3,589
Total assets		692,673,288

Liabilities
Payable for investments purchased	$ 3,745,134
Payable for fund shares redeemed	2,069,632
Accrued management fee	316,820
Other affiliated payables	159,309
Other payables and accrued expenses	38,439
Collateral on securities loaned, at value	8,383,421
Total liabilities		14,712,755

Net Assets		$ 677,960,533
Net Assets consist of:
Paid in capital		$ 648,830,173
Undistributed net investment income		1,011,940
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(83,184,463)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		111,302,883
Net Assets, for 8,668,351 shares outstanding		$ 677,960,533
Net Asset Value, offering price and redemption price per share ($677,960,533 ÷ 8,668,351 shares)		$ 78.21

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 9,613,436
Interest		1
Income from Fidelity Central Funds (including $32,427 from security lending)		45,819
Total income		9,659,256

Expenses
Management fee	$ 3,609,365
Transfer agent fees	1,737,076
Accounting and security lending fees	238,069
Custodian fees and expenses	23,175
Independent trustees' compensation	3,596
Registration fees	40,564
Audit	38,138
Legal	2,324
Interest	917
Miscellaneous	8,066
Total expenses before reductions	5,701,290
Expense reductions	(19,315)	5,681,975
Net investment income (loss)		3,977,281
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	64,443,719
Foreign currency transactions	(22,375)
Total net realized gain (loss)		64,421,344
Change in net unrealized appreciation (depreciation) on: Investment securities	79,601,006
Assets and liabilities in foreign currencies	3,571
Total change in net unrealized appreciation (depreciation)		79,604,577
Net gain (loss)		144,025,921
Net increase (decrease) in net assets resulting from operations		$ 148,003,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,977,281	$ 7,509,892
Net realized gain (loss)	64,421,344	(98,834,454)
Change in net unrealized appreciation (depreciation)	79,604,577	339,243,575
Net increase (decrease) in net assets resulting from operations	148,003,202	247,919,013
Distributions to shareholders from net investment income	(3,876,538)	(9,658,561)
Share transactions Proceeds from sales of shares	145,067,549	86,172,859
Reinvestment of distributions	3,705,662	9,247,495
Cost of shares redeemed	(224,052,034)	(160,886,627)
Net increase (decrease) in net assets resulting from share transactions	(75,278,823)	(65,466,273)
Redemption fees	17,537	10,302
Total increase (decrease) in net assets	68,865,378	172,804,481

Net Assets
Beginning of period	609,095,155	436,290,674
End of period (including undistributed net investment income of $1,011,940 and undistributed net investment income of $924,640, respectively)	$ 677,960,533	$ 609,095,155
Other Information Shares
Sold	2,092,104	1,573,333
Issued in reinvestment of distributions	51,626	168,852
Redeemed	(3,291,382)	(3,123,571)
Net increase (decrease)	(1,147,652)	(1,381,386)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 62.05	$ 38.96	$ 79.93	$ 84.46	$ 78.91
Income from Investment Operations
Net investment income (loss) B	.42	.73 E	.58	.24	.08
Net realized and unrealized gain (loss)	16.17	23.32	(36.29)	2.46	12.07
Total from investment operations	16.59	24.05	(35.71)	2.70	12.15
Distributions from net investment income	(.43)	(.96)	(.51)	(.14)	(.05)
Distributions from net realized gain	-	-	(4.75)	(7.10)	(6.56)
Total distributions	(.43)	(.96)	(5.26)	(7.24)	(6.61)
Redemption fees added to paid in capital B	- H	- H	- H	.01	.01
Net asset value, end of period	$ 78.21	$ 62.05	$ 38.96	$ 79.93	$ 84.46
Total Return A	26.79%	62.05%	(47.61)%	2.80%	15.90%
Ratios to Average Net Assets C,F
Expenses before reductions	.88%	.95%	.88%	.87%	.92%
Expenses net of fee waivers, if any	.88%	.95%	.88%	.87%	.92%
Expenses net of all reductions	.88%	.94%	.88%	.87%	.92%
Net investment income (loss)	.62%	1.39% E	.91%	.27%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 677,961	$ 609,095	$ 436,291	$ 1,207,867	$ 1,203,294
Portfolio turnover rate D	43%	70%	58%	57%	82%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.20 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets would have been 1.01%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Environment and Alternative Energy Portfolio A	28.96%	2.49%	4.22%

A Prior to July 1, 2010, Environment and Alternative Energy Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Environment and Alternative Energy Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Environment and Alternative Energy Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Anna Davydova, who became sole Portfolio Manager of Environment and Alternative Energy Portfolio on July 1, 2010, after serving as Co-Manager since March 2010: For the 12 months ending February 28, 2011, the fund returned 28.96%, outperforming the S&P 500® and the 26.76% gain of the FTSE Environmental Opportunities & Alternative Energy Index, and roughly in line with the 28.24% advance of the blended index specific to this fund. This blended index is a combination of the MSCI® U.S. IM Industrials 25/50 Index, with which the fund was compared through June 2010 and the new FTSE benchmark mentioned above, with which the fund was compared during the period's final eight months. (Please see the last page of the performance section in the Shareholder Update for more information on the fund's blended index.) On July 1, 2010, the fund's name was changed and it was restructured to focus more on faster-growing industries such as alternative energy and energy efficiency, while reducing its exposure to slower-growth areas like waste management. Because of this shift, the fund is able to benefit from a broader investment universe and a higher allocation to foreign markets due to the global nature of the alternative and renewable energy industries. During the first four months of the 12-month period, the fund modestly outperformed the MSCI index - which returned -3.85% - mostly because of strong stock selection and a significant overweighting in the environmental and facility services segment. Not having any exposure to the lagging industrial conglomerates and aerospace/defense groups also helped. On the negative side, our underperforming out-of-index investments in construction materials hurt, as did weak security selection and an underweighting in construction and farm machinery/heavy trucks. Contributors included waste management firm Stericycle and industrial machinery company Kadant, while overweighting filtration firm Pall detracted. During the last eight months of the period, the fund slightly underperformed the FTSE index - which returned 33.37% - mainly due to weak security selection in environmental and facility services and poor positioning in industrial machinery. The fund's modest cash stake also held back performance amid a strong market. On the plus side, the fund benefited the most from its positioning in construction and engineering, specialty chemicals and semiconductors. Of further note, a weaker U.S. dollar aided the performance of our foreign holdings during the past 12 months. Overweighting environmental and facility services Republic Services detracted, as its stock lagged. A decline in the share price of Chinese wind turbine manufacturer Xinjiang Goldwind Science & Technology also curtailed performance. On the plus side, the fund benefited from underweighting semiconductor equipment company Applied Materials when the stock underperformed, then overweighting it when it rebounded later in the period. Some stocks mentioned in this review were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Environment and Alternative Energy Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
United Technologies Corp.	9.0	8.6
3M Co.	7.0	6.6
Enel SpA	6.1	4.5
Emerson Electric Co.	5.3	5.1
Danaher Corp.	4.8	3.5
Republic Services, Inc.	4.0	2.2
Thermo Fisher Scientific, Inc.	3.4	1.6
Air Products & Chemicals, Inc.	3.3	2.2
Applied Materials, Inc.	2.8	0.5
Johnson Controls, Inc.	2.8	1.5
	48.5
Asset Allocation (% of fund's net assets)
As of February 28, 2011
Energy Efficiency	31.5%
Environmental Support Services	43.6%
Pollution Control	1.0%
Renewable & Alternative Energy	10.8%
Waste Management & Technologies	7.6%
Water Infrastructure & Technologies	4.5%
All Others*	1.0%

As of August 31, 2010
Energy Efficiency	25.1%
Environmental Support Services	17.3%
Pollution Control	2.3%
Renewable & Alternative Energy	37.2%
Waste Management & Technologies	8.6%
Water Infrastructure & Technologies	7.5%
All Others*	2.0%

* Includes short-term investments and net other assets.

Annual Report

Environment and Alternative Energy Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Energy Efficiency - 31.5%
Buildings Energy Efficiency - 4.6%
Active Power, Inc. (a)	234,400	$ 527,400
Johnson Controls, Inc.	65,700	2,680,560
Lighting Science Group Corp. (a)	112,300	459,307
Owens Corning (a)	23,100	825,363
TOTAL BUILDINGS ENERGY EFFICIENCY		4,492,630
Diversified Energy Efficiency - 11.5%
Corning, Inc.	28,500	657,210
GrafTech International Ltd. (a)	39,000	780,390
Linear Technology Corp.	27,600	953,856
United Technologies Corp.	104,300	8,713,222
TOTAL DIVERSIFIED ENERGY EFFICIENCY		11,104,678
Industrial Energy Efficiency - 6.3%
EMCOR Group, Inc. (a)	63,100	2,010,366
Fluor Corp.	12,100	856,196
Honeywell International, Inc.	19,800	1,146,618
International Rectifier Corp. (a)	5,400	173,556
National Semiconductor Corp.	55,400	858,700
Regal-Beloit Corp.	14,100	1,028,595
TOTAL INDUSTRIAL ENERGY EFFICIENCY		6,074,031
Power Network Efficiency - 8.4%
Alstom SA	18,187	1,084,613
Cooper Industries PLC Class A	30,100	1,936,935
Emerson Electric Co.	85,000	5,071,100
TOTAL POWER NETWORK EFFICIENCY		8,092,648
Transport Energy Efficiency - 0.7%
Honda Motor Co. Ltd.	16,100	702,682
TOTAL ENERGY EFFICIENCY		30,466,669
Environmental Support Services - 43.6%
Diversified Environmental - 36.9%
3M Co.	73,100	6,742,013
Air Products & Chemicals, Inc.	34,400	3,164,800
Danaher Corp.	92,500	4,680,500
EDP Renovaveis SA (a)	99,683	598,397
Enel SpA	984,528	5,866,645
Energias de Portugal SA	541,063	2,051,841
Iberdrola SA	235,200	2,052,294
IDACORP, Inc.	15,100	569,874
PPG Industries, Inc.	21,100	1,864,818
Praxair, Inc.	12,200	1,212,436
Scottish & Southern Energy PLC	58,200	1,172,397

	Shares	Value
Thermo Fisher Scientific, Inc. (a)	58,200	$ 3,248,724
Tractebel Energia SA	161,000	2,515,927
TOTAL DIVERSIFIED ENVIRONMENTAL		35,740,666
Environmental Consultancies - 6.7%
Foster Wheeler AG (a)	42,700	1,544,032
Jacobs Engineering Group, Inc. (a)	41,100	2,057,466
Shaw Group, Inc. (a)	37,800	1,501,416
URS Corp. (a)	29,000	1,349,370
TOTAL ENVIRONMENTAL CONSULTANCIES		6,452,284
TOTAL ENVIRONMENTAL SUPPORT SERVICES		42,192,950
Pollution Control - 1.0%
Pollution Control Solutions - 1.0%
CLARCOR, Inc.	24,600	1,012,044
Renewable & Alternative Energy - 10.8%
Biofuels - 3.1%
Amyris, Inc.	12,700	412,623
Archer Daniels Midland Co.	70,600	2,624,908
TOTAL BIOFUELS		3,037,531
Renewable Energy Developers and Independent Power Producers (IPPs) - 3.4%
Empresa Nacional de Electricidad SA sponsored (d)	25,600	1,336,064
Norsk Hydro ASA	239,700	1,973,491
TOTAL RENEWABLE ENERGY DEVELOPERS AND INDEPENDENT POWER PRODUCERS (IPPS)		3,309,555
Solar Energy Generation Equipment - 3.7%
Applied Materials, Inc.	163,300	2,683,019
Trina Solar Ltd. (a)(d)	6,200	171,120
Wacker Chemie AG	3,800	701,123
TOTAL SOLAR ENERGY GENERATION EQUIPMENT		3,555,262
Wind Power Generation Equipment - 0.6%
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares) (a)	366,800	590,610
TOTAL RENEWABLE & ALTERNATIVE ENERGY		10,492,958
Common Stocks - continued
	Shares	Value
Waste Management & Technologies - 7.6%
General Waste Management - 4.0%
Republic Services, Inc.	130,200	$ 3,855,222
Recycling and Value Added Waste Processing - 3.6%
Ball Corp.	38,800	1,400,680
Commercial Metals Co.	126,300	2,105,421
TOTAL RECYCLING AND VALUE ADDED WASTE PROCESSING		3,506,101
TOTAL WASTE MANAGEMENT & TECHNOLOGIES		7,361,323
Water Infrastructure & Technologies - 4.5%
Water Infrastructure - 1.0%
ITT Corp.	6,700	388,131
Watts Water Technologies, Inc. Class A	14,600	571,006
TOTAL WATER INFRASTRUCTURE		959,137
Water Treatment Equipment - 3.5%
Ashland, Inc.	40,700	2,291,410
Roper Industries, Inc.	13,400	1,127,342
TOTAL WATER TREATMENT EQUIPMENT		3,418,752
TOTAL WATER INFRASTRUCTURE & TECHNOLOGIES		4,377,889
Other - 0.5%
Other - 0.5%
Diana Containerships, Inc. (a)	784	9,408
Diana Shipping, Inc. (a)	39,300	489,678
		499,086
TOTAL COMMON STOCKS (Cost $82,910,252)		96,402,919
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	1,404,702	$ 1,404,702
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	424,075	424,075
TOTAL MONEY MARKET FUNDS (Cost $1,828,777)		1,828,777
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $84,739,029)		98,231,696
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,367,472)
NET ASSETS - 100%		$ 96,864,224
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,843
Fidelity Securities Lending Cash Central Fund	22,884
Total	$ 24,727
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 96,402,919	$ 95,700,237	$ 702,682	$ -
Money Market Funds	1,828,777	1,828,777	-	-
Total Investments in Securities:	$ 98,231,696	$ 97,529,014	$ 702,682	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	74.5%
Italy	6.1%
Spain	2.7%
Brazil	2.6%
Portugal	2.1%
Norway	2.0%
Ireland	2.0%
Switzerland	1.6%
Chile	1.4%
United Kingdom	1.2%
France	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $6,465,946 all of which will expire in fiscal 2018. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $410,893) - See accompanying schedule: Unaffiliated issuers (cost $82,910,252)	$ 96,402,919
Fidelity Central Funds (cost $1,828,777)	1,828,777
Total Investments (cost $84,739,029)		$ 98,231,696
Receivable for investments sold		721,790
Receivable for fund shares sold		601,547
Dividends receivable		215,593
Distributions receivable from Fidelity Central Funds		423
Prepaid expenses		113
Other receivables		857
Total assets		99,772,019

Liabilities
Payable for investments purchased	$ 2,295,406
Payable for fund shares redeemed	93,424
Accrued management fee	42,327
Other affiliated payables	22,096
Other payables and accrued expenses	30,467
Collateral on securities loaned, at value	424,075
Total liabilities		2,907,795

Net Assets		$ 96,864,224
Net Assets consist of:
Paid in capital		$ 89,914,988
Undistributed net investment income		9,189
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,552,623)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,492,670
Net Assets, for 5,048,936 shares outstanding		$ 96,864,224
Net Asset Value, offering price and redemption price per share ($96,864,224 ÷ 5,048,936 shares)		$ 19.19

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 979,310
Interest		6
Income from Fidelity Central Funds (including $22,884 from security lending)		24,727
Total income		1,004,043

Expenses
Management fee	$ 339,520
Transfer agent fees	176,157
Accounting and security lending fees	24,271
Custodian fees and expenses	24,612
Independent trustees' compensation	332
Registration fees	21,533
Audit	43,626
Legal	1,670
Interest	155
Miscellaneous	22,773
Total expenses before reductions	654,649
Expense reductions	(9,789)	644,860
Net investment income (loss)		359,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,170,697
Foreign currency transactions	(74,018)
Total net realized gain (loss)		6,096,679
Change in net unrealized appreciation (depreciation) on: Investment securities	10,282,683
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		10,282,686
Net gain (loss)		16,379,365
Net increase (decrease) in net assets resulting from operations		$ 16,738,548

See accompanying notes which are an integral part of the financial statements.

Annual Report

Environment and Alternative Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 359,183	$ 379,310
Net realized gain (loss)	6,096,679	(1,394,609)
Change in net unrealized appreciation (depreciation)	10,282,686	14,891,963
Net increase (decrease) in net assets resulting from operations	16,738,548	13,876,664
Distributions to shareholders from net investment income	(275,920)	(428,453)
Share transactions Proceeds from sales of shares	51,313,257	21,183,763
Reinvestment of distributions	265,713	413,836
Cost of shares redeemed	(18,368,973)	(26,868,543)
Net increase (decrease) in net assets resulting from share transactions	33,209,997	(5,270,944)
Redemption fees	5,605	4,429
Total increase (decrease) in net assets	49,678,230	8,181,696

Net Assets
Beginning of period	47,185,994	39,004,298
End of period (including undistributed net investment income of $9,189 and accumulated net investment loss of $54, respectively)	$ 96,864,224	$ 47,185,994
Other Information Shares
Sold	2,989,485	1,547,962
Issued in reinvestment of distributions	15,227	27,084
Redeemed	(1,114,764)	(1,982,874)
Net increase (decrease)	1,889,948	(407,828)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 14.94	$ 10.94	$ 17.71	$ 17.21	$ 17.35
Income from Investment Operations
Net investment income (loss) B	.10	.11	.06	.04	(.02)
Net realized and unrealized gain (loss)	4.22	4.03	(6.76)	.53	(.14)
Total from investment operations	4.32	4.14	(6.70)	.57	(.16)
Distributions from net investment income	(.07)	(.14)	(.07)	(.07)	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	.02
Net asset value, end of period	$ 19.19	$ 14.94	$ 10.94	$ 17.71	$ 17.21
Total Return A	28.96%	37.77%	(37.88)%	3.27%	(.81)%
Ratios to Average Net Assets C,E
Expenses before reductions	1.08%	1.08%	1.06%	1.08%	1.11%
Expenses net of fee waivers, if any	1.08%	1.08%	1.06%	1.08%	1.11%
Expenses net of all reductions	1.07%	1.08%	1.06%	1.07%	1.09%
Net investment income (loss)	.59%	.82%	.37%	.22%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,864	$ 47,186	$ 39,004	$ 38,510	$ 46,377
Portfolio turnover rate D	190%	132%	107%	76%	224%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Industrial Equipment Portfolio	38.87%	6.96%	7.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrial Equipment Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrial Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Steven Bullock, who became Portfolio Manager of Industrial Equipment Portfolio on May 1, 2010: During the past year, the fund returned 38.87%, significantly outpacing the broadly based S&P 500® and the 34.50% gain of the MSCI® U.S. IM Capital Goods 25/50 Index. Relative to its industry benchmark, solid stock picking and an overweighting in the strong-performing construction and farm machinery/heavy trucks industry provided a meaningful boost, as the group benefited from increased demand in emerging markets and improved operational efficiencies. Security selection and a sizable underweighting in the lagging aerospace and defense group helped as well. During the period, I established a larger position in commercial aerospace firms versus pure defense companies, given federal government budget pressure to rein in defense spending. There were several aerospace names I felt were undervalued and could produce an attractive return, and I gradually increased the fund's exposure to the industry. Additionally, performance was lifted by security selection in construction and engineering, along with positioning in trading companies/distributors and industrial conglomerates. In terms of individual securities, an overweighting in Cummins, the world's largest independent diesel engine manufacturer, helped the most, as its stock rose roughly 80% on robust emerging markets production and exposure to the accelerating U.S. truck market. Commercial Vehicle Group - an out-of-index supplier of commercial truck seats - benefited from the onset of the anticipated heavy truck replacement cycle. An average underweighting in diversified technology firm 3M proved productive, as the stock meaningfully underperformed during the final six months of the period. Underweighting two aerospace and defense firms, Boeing and Lockheed Martin, also contributed. I sold Lockheed by period end. Conversely, poor positioning in building products hurt the most, as did weak picks in electrical components and equipment. The fund's modest cash position in a rising market also detracted. On the stock level, a large overweighting in building products company Masco weighed on performance. Despite shifting to an overweighting in the well-performing industrial conglomerate General Electric, minimal exposure to the stock early in the period hurt. Elsewhere, underweighting farm machinery firm Deere also detracted. I sold Deere during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrial Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	17.7	17.4
United Technologies Corp.	6.7	7.2
Caterpillar, Inc.	6.1	6.7
Emerson Electric Co.	4.7	1.6
The Boeing Co.	4.4	0.0
Ingersoll-Rand Co. Ltd.	3.7	3.3
Danaher Corp.	3.5	2.9
3M Co.	3.4	3.7
General Dynamics Corp.	3.1	0.0
Jacobs Engineering Group, Inc.	3.0	2.2
	56.3
Top Industries (% of fund's net assets)
As of February 28, 2011
Aerospace & Defense	26.5%
Industrial Conglomerates	22.4%
Machinery	22.2%
Construction & Engineering	9.7%
Electrical Equipment	8.3%
All Others*	10.9%

As of August 31, 2010
Machinery	28.0%
Industrial Conglomerates	22.6%
Aerospace & Defense	17.6%
Electrical Equipment	7.9%
Construction & Engineering	6.6%
All Others*	17.3%

* Includes short-term investments and net other assets.

Annual Report

Industrial Equipment Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
AEROSPACE & DEFENSE - 26.5%
Aerospace & Defense - 26.5%
BE Aerospace, Inc. (a)	104,700	$ 3,530,484
Bombardier, Inc. Class B (sub. vtg.)	231,000	1,486,486
Esterline Technologies Corp. (a)	47,100	3,370,947
General Dynamics Corp.	145,700	11,090,684
Goodrich Corp.	52,000	4,483,960
L-3 Communications Holdings, Inc.	84,800	6,723,792
Precision Castparts Corp.	53,000	7,512,750
Raytheon Co.	186,400	9,545,544
Rockwell Collins, Inc.	86,300	5,561,172
The Boeing Co.	221,900	15,979,019
TransDigm Group, Inc. (a)	31,300	2,515,894
United Technologies Corp.	293,000	24,477,220
		96,277,952
AUTO COMPONENTS - 0.3%
Auto Parts & Equipment - 0.3%
Tenneco, Inc. (a)	26,800	1,068,784
AUTOMOBILES - 0.1%
Automobile Manufacturers - 0.1%
Tesla Motors, Inc. (a)	16,100	384,629
BUILDING PRODUCTS - 5.4%
Building Products - 5.4%
A.O. Smith Corp.	32,850	1,327,140
Gibraltar Industries, Inc. (a)	264,300	2,862,369
Masco Corp.	453,333	6,160,795
Owens Corning (a)	52,900	1,890,117
Quanex Building Products Corp.	392,000	7,404,880
		19,645,301
CHEMICALS - 0.3%
Diversified Chemicals - 0.3%
Cabot Corp.	25,800	1,116,108
CONSTRUCTION & ENGINEERING - 9.7%
Construction & Engineering - 9.7%
EMCOR Group, Inc. (a)	137,100	4,368,006
Fluor Corp.	63,600	4,500,336
Foster Wheeler AG (a)	136,700	4,943,072
Jacobs Engineering Group, Inc. (a)	217,800	10,903,068
Larsen & Toubro Ltd.	80,497	2,717,229
Quanta Services, Inc. (a)	141,600	3,229,896
Shaw Group, Inc. (a)	114,200	4,536,024
		35,197,631
ELECTRICAL EQUIPMENT - 8.3%
Electrical Components & Equipment - 6.8%
Acuity Brands, Inc.	37,800	2,136,456
Emerson Electric Co.	288,000	17,182,080
Fushi Copperweld, Inc. (a)	43,027	418,653
General Cable Corp. (a)	57,000	2,474,940

	Shares	Value
Regal-Beloit Corp.	35,800	$ 2,611,610
Saft Groupe SA	1	38
		24,823,777
Heavy Electrical Equipment - 1.5%
Alstom SA	91,568	5,460,813
TOTAL ELECTRICAL EQUIPMENT		30,284,590
ELECTRONIC EQUIPMENT & COMPONENTS - 0.7%
Electronic Equipment & Instruments - 0.7%
FLIR Systems, Inc.	73,300	2,367,590
HOUSEHOLD DURABLES - 0.3%
Consumer Electronics - 0.3%
Cobra Electronics Corp. (a)	246,125	950,043
INDUSTRIAL CONGLOMERATES - 22.4%
Industrial Conglomerates - 22.4%
3M Co.	131,900	12,165,137
General Electric Co.	3,066,855	64,158,609
Textron, Inc.	177,500	4,808,475
		81,132,221
MACHINERY - 22.2%
Construction & Farm Machinery & Heavy Trucks - 13.2%
Ashok Leyland Ltd.	775,949	801,405
Caterpillar, Inc.	214,000	22,027,020
Commercial Vehicle Group, Inc. (a)	57,600	907,776
Cummins, Inc.	89,800	9,080,576
Manitowoc Co., Inc.	105,400	2,087,974
Marcopolo SA	167,400	546,329
Navistar International Corp. (a)	33,300	2,063,934
PACCAR, Inc.	80,300	4,025,439
Tata Motors Ltd. sponsored ADR	151,100	3,720,082
TIL Ltd.	30,811	371,583
WABCO Holdings, Inc. (a)	36,900	2,156,067
		47,788,185
Industrial Machinery - 9.0%
Danaher Corp.	249,900	12,644,940
Harsco Corp.	49,000	1,674,330
Ingersoll-Rand Co. Ltd.	293,600	13,300,080
Key Technology, Inc. (a)	85,442	1,729,346
SmartHeat, Inc. (a)(d)	177,827	812,669
Weg SA	224,100	2,700,568
		32,861,933
TOTAL MACHINERY		80,650,118
PROFESSIONAL SERVICES - 0.5%
Human Resource & Employment Services - 0.5%
Towers Watson & Co.	31,000	1,822,800
Common Stocks - continued
	Shares	Value
ROAD & RAIL - 0.5%
Trucking - 0.5%
Frozen Food Express Industries, Inc. (a)	365,628	$ 1,499,075
Tegma Gestao Logistica	19,100	269,659
		1,768,734
TRADING COMPANIES & DISTRIBUTORS - 1.2%
Trading Companies & Distributors - 1.2%
Barloworld Ltd.	127,500	1,323,070
Interline Brands, Inc. (a)	49,300	1,080,163
Mills Estruturas e Servicos de Engenharia SA	82,000	928,032
Rush Enterprises, Inc. Class A (a)	55,587	1,043,368
		4,374,633
TRANSPORTATION INFRASTRUCTURE - 0.9%
Highways & Railtracks - 0.9%
Companhia de Concessoes Rodoviarias	111,900	3,120,664
TOTAL COMMON STOCKS (Cost $301,629,966)		360,161,798
Money Market Funds - 0.2%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $579,000)	579,000	$ 579,000
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $302,208,966)		360,740,798
NET OTHER ASSETS (LIABILITIES) - 0.5%		1,930,165
NET ASSETS - 100%		$ 362,670,963
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,668
Fidelity Securities Lending Cash Central Fund	22,996
Total	$ 28,664
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.5%
Ireland	3.7%
Brazil	2.1%
India	2.0%
France	1.5%
Switzerland	1.4%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $529,206) - See accompanying schedule: Unaffiliated issuers (cost $301,629,966)	$ 360,161,798
Fidelity Central Funds (cost $579,000)	579,000
Total Investments (cost $302,208,966)		$ 360,740,798
Receivable for investments sold		29,704,135
Receivable for fund shares sold		1,717,942
Dividends receivable		922,552
Distributions receivable from Fidelity Central Funds		1,379
Prepaid expenses		332
Other receivables		1,799
Total assets		393,088,937

Liabilities
Payable to custodian bank	$ 1,360,767
Payable for investments purchased	25,501,090
Payable for fund shares redeemed	2,715,356
Accrued management fee	160,362
Other affiliated payables	62,388
Other payables and accrued expenses	39,011
Collateral on securities loaned, at value	579,000
Total liabilities		30,417,974

Net Assets		$ 362,670,963
Net Assets consist of:
Paid in capital		$ 315,025,069
Undistributed net investment income		691,224
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,574,911)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,529,581
Net Assets, for 10,029,507 shares outstanding		$ 362,670,963
Net Asset Value, offering price and redemption price per share ($362,670,963 ÷ 10,029,507 shares)		$ 36.16

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 3,386,881
Interest		3
Income from Fidelity Central Funds (including $22,996 from security lending)		28,664
Total income		3,415,548

Expenses
Management fee	$ 1,109,680
Transfer agent fees	447,518
Accounting and security lending fees	77,584
Custodian fees and expenses	28,194
Independent trustees' compensation	988
Registration fees	38,753
Audit	41,136
Legal	574
Miscellaneous	1,703
Total expenses before reductions	1,746,130
Expense reductions	(5,685)	1,740,445
Net investment income (loss)		1,675,103
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,873,535
Foreign currency transactions	(148,314)
Total net realized gain (loss)		24,725,221
Change in net unrealized appreciation (depreciation) on: Investment securities	36,951,772
Assets and liabilities in foreign currencies	40
Total change in net unrealized appreciation (depreciation)		36,951,812
Net gain (loss)		61,677,033
Net increase (decrease) in net assets resulting from operations		$ 63,352,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,675,103	$ 832,966
Net realized gain (loss)	24,725,221	(1,512,953)
Change in net unrealized appreciation (depreciation)	36,951,812	51,981,254
Net increase (decrease) in net assets resulting from operations	63,352,136	51,301,267
Distributions to shareholders from net investment income	(976,933)	(975,812)
Share transactions Proceeds from sales of shares	258,656,037	49,021,581
Reinvestment of distributions	958,393	954,775
Cost of shares redeemed	(79,705,069)	(27,195,052)
Net increase (decrease) in net assets resulting from share transactions	179,909,361	22,781,304
Redemption fees	17,967	1,867
Total increase (decrease) in net assets	242,302,531	73,108,626

Net Assets
Beginning of period	120,368,432	47,259,806
End of period (including undistributed net investment income of $691,224 and undistributed net investment income of $141,018, respectively)	$ 362,670,963	$ 120,368,432
Other Information Shares
Sold	8,102,622	2,390,272
Issued in reinvestment of distributions	29,482	43,393
Redeemed	(2,703,586)	(1,214,279)
Net increase (decrease)	5,428,518	1,219,386
Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 26.16	$ 13.98	$ 32.45	$ 31.50	$ 29.15
Income from Investment Operations
Net investment income (loss) B	.26	.19	.33	.28	.18
Net realized and unrealized gain (loss)	9.89	12.22	(17.96)	2.73	2.59
Total from investment operations	10.15	12.41	(17.63)	3.01	2.77
Distributions from net investment income	(.15)	(.23)	(.34)	(.23)	(.10)
Distributions from net realized gain	-	-	(.50)	(1.83)	(.33)
Total distributions	(.15)	(.23)	(.84)	(2.06)	(.43)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 36.16	$ 26.16	$ 13.98	$ 32.45	$ 31.50
Total Return A	38.87%	89.06%	(55.46)%	9.25%	9.59%
Ratios to Average Net Assets C,E
Expenses before reductions	.89%	.95%	.90%	.88%	.99%
Expenses net of fee waivers, if any	.89%	.95%	.90%	.88%	.99%
Expenses net of all reductions	.88%	.94%	.90%	.88%	.98%
Net investment income (loss)	.85%	.87%	1.22%	.80%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,671	$ 120,368	$ 47,260	$ 169,045	$ 82,528
Portfolio turnover rate D	82%	74%	136%	92%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Industrials Portfolio A	37.85%	7.95%	9.47%

A Prior to October 1, 2006, Industrials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Industrials Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Industrials Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Tobias Welo, Portfolio Manager of Industrials Portfolio: During the past year, the fund returned 37.85%, well ahead of the 32.17% gain of the MSCI® U.S. IM Industrials 25/50 Index and the S&P 500®. Stock picking in aerospace and defense, where I tilted the fund's exposure in favor of commercial aerospace firms and away from defense companies, provided a meaningful performance boost versus the MSCI index. Security selection and an overweighting in the strong-performing trading companies/distributors segment also aided fund performance, as did large underweightings in two weak-performing industries: airlines and air freight/logistics. The top relative contributor was Rush Enterprises, a dealer in medium and heavy trucks, and also a provider of comprehensive truck service and parts. During the period, the company made some smart moves to build its dealer network and service operations. Underweighting commercial aerospace firm Boeing also had a positive impact, given the stock's lagging performance. That said, in January I built a sizable position in Boeing after not owning it for most of the period. I thought the stock might be due for a stretch of outperformance, given the 2012 projected completion date of the company's 787 Dreamliner® aircraft, the expected boost in the firm's free cash flow once production ramps up and the recent favorable environment for commercial aerospace companies. Elsewhere, heavy-truck engine maker Cummins lifted performance, delivering a gain of more than 80%. Underweighting and ultimately selling defense contractor Lockheed Martin and not owning package delivery provider FedEx - two weak-performing index components - further bolstered the fund's showing. On the negative side, Chinese holding SmartHeat, which sells clean technology plate heat exchangers (PHEs) and related systems, was hurt by that nation's recent efforts to slow economic growth. The stock slid further in November, when the company issued a disappointing outlook for 2011, and a competitor in the Chinese clean tech space was accused of fraud. Building products supplier Masco - which I sold - struggled amid continued weakness in the U.S. residential and commercial construction markets. Lastly, underweighting industrial conglomerate General Electric early in the period, when its stock enjoyed a strong run, made it the fund's third-largest relative detractor. That said, I boosted the fund's holdings in GE to a slight overweighting by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Industrials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.7	13.3
United Technologies Corp.	5.3	6.7
Caterpillar, Inc.	4.3	4.0
Union Pacific Corp.	3.5	4.6
Emerson Electric Co.	3.2	1.8
Honeywell International, Inc.	3.0	2.8
Danaher Corp.	2.8	3.0
3M Co.	2.5	5.0
The Boeing Co.	2.3	0.0
Cummins, Inc.	2.3	2.0
	42.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Machinery	20.4%
Industrial Conglomerates	19.7%
Aerospace & Defense	18.5%
Electrical Equipment	10.5%
Road & Rail	7.5%
All Others*	23.4%

As of August 31, 2010
Machinery	22.2%
Industrial Conglomerates	20.4%
Aerospace & Defense	18.7%
Road & Rail	7.8%
Electrical Equipment	6.4%
All Others*	24.5%

* Includes short-term investments and net other assets.

Annual Report

Industrials Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value
AEROSPACE & DEFENSE - 18.5%
Aerospace & Defense - 18.5%
Bombardier, Inc. Class B (sub. vtg.)	671,900	$ 4,323,681
DigitalGlobe, Inc. (a)	129,598	4,183,423
Embraer SA sponsored ADR	55,700	1,897,142
Esterline Technologies Corp. (a)	50,060	3,582,794
GeoEye, Inc. (a)	54,229	2,415,902
Goodrich Corp.	65,458	5,644,443
Honeywell International, Inc.	296,100	17,147,151
Meggitt PLC	315,700	1,735,916
Precision Castparts Corp.	72,048	10,212,804
Rockwell Collins, Inc.	118,512	7,636,913
The Boeing Co.	181,800	13,091,418
TransDigm Group, Inc. (a)	45,500	3,657,290
United Technologies Corp.	360,805	30,141,650
		105,670,527
AIR FREIGHT & LOGISTICS - 0.4%
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	32,096	2,323,429
AIRLINES - 0.2%
Airlines - 0.2%
Copa Holdings SA Class A	21,000	1,119,930
BUILDING PRODUCTS - 2.6%
Building Products - 2.6%
A.O. Smith Corp.	138,066	5,577,866
Lennox International, Inc.	89,800	4,355,300
Owens Corning (a)	141,726	5,063,870
		14,997,036
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Diversified Support Services - 0.4%
Iron Mountain, Inc.	95,700	2,488,200
Environmental & Facility Services - 0.7%
Republic Services, Inc.	130,219	3,855,785
Security & Alarm Services - 0.9%
The Geo Group, Inc. (a)	198,300	5,042,769
TOTAL COMMERCIAL SERVICES & SUPPLIES		11,386,754
CONSTRUCTION & ENGINEERING - 7.0%
Construction & Engineering - 7.0%
EMCOR Group, Inc. (a)	234,768	7,479,708
Fluor Corp.	124,619	8,818,040
Foster Wheeler AG (a)	147,968	5,350,523
Jacobs Engineering Group, Inc. (a)	153,291	7,673,747
MYR Group, Inc. (a)	126,552	2,855,013
Quanta Services, Inc. (a)	182,973	4,173,614
Shaw Group, Inc. (a)	96,400	3,829,008
		40,179,653

	Shares	Value
ELECTRICAL EQUIPMENT - 10.5%
Electrical Components & Equipment - 9.5%
Acuity Brands, Inc.	30,250	$ 1,709,730
AMETEK, Inc.	109,175	4,579,891
Cooper Industries PLC Class A	98,600	6,344,910
Emerson Electric Co.	307,307	18,333,936
Fushi Copperweld, Inc. (a)	141,632	1,378,079
General Cable Corp. (a)	88,200	3,829,644
GrafTech International Ltd. (a)	252,800	5,058,528
Polypore International, Inc. (a)	29,500	1,723,980
Prysmian SpA	274,237	5,790,240
Regal-Beloit Corp.	45,102	3,290,191
Sensata Technologies Holding BV	79,500	2,631,450
		54,670,579
Heavy Electrical Equipment - 1.0%
Alstom SA	95,004	5,665,725
TOTAL ELECTRICAL EQUIPMENT		60,336,304
ELECTRONIC EQUIPMENT & COMPONENTS - 0.1%
Electronic Equipment & Instruments - 0.1%
HLS Systems International Ltd. (a)	41,736	628,127
ENERGY EQUIPMENT & SERVICES - 0.7%
Oil & Gas Equipment & Services - 0.7%
Dresser-Rand Group, Inc. (a)	80,178	3,951,172
HOUSEHOLD DURABLES - 0.9%
Household Appliances - 0.9%
Stanley Black & Decker, Inc.	71,026	5,385,902
INDUSTRIAL CONGLOMERATES - 19.7%
Industrial Conglomerates - 19.7%
3M Co.	156,603	14,443,495
General Electric Co.	3,743,701	78,318,223
Textron, Inc.	413,760	11,208,758
Tyco International Ltd.	193,576	8,776,736
		112,747,212
LIFE SCIENCES TOOLS & SERVICES - 0.4%
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc. (a)	58,438	2,459,071
MACHINERY - 20.4%
Construction & Farm Machinery & Heavy Trucks - 9.9%
Ashok Leyland Ltd.	1,162,063	1,200,187
Caterpillar, Inc.	239,647	24,666,866
Cummins, Inc.	129,358	13,080,681
Fiat Industrial SpA (a)	399,396	5,577,805
MAN SE	87	11,047
PACCAR, Inc.	135,003	6,767,700
Tata Motors Ltd. sponsored ADR	135,800	3,343,396
Weichai Power Co. Ltd. (H Shares)	242,000	1,609,605
		56,257,287
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Industrial Machinery - 10.5%
Actuant Corp. Class A	121,416	$ 3,436,073
Charter International PLC	274,493	3,385,068
Danaher Corp.	319,684	16,176,010
Gardner Denver, Inc.	38,700	2,830,518
Harsco Corp.	126,307	4,315,910
Ingersoll-Rand Co. Ltd.	254,505	11,529,077
Pall Corp.	130,387	7,087,837
SmartHeat, Inc. (a)(d)	338,055	1,544,911
SPX Corp.	100,300	7,999,928
Weg SA	160,200	1,930,527
		60,235,859
TOTAL MACHINERY		116,493,146
MARINE - 0.3%
Marine - 0.3%
Kuehne & Nagel International AG	10,700	1,438,646
PROFESSIONAL SERVICES - 2.3%
Human Resource & Employment Services - 1.5%
Towers Watson & Co.	144,499	8,496,541
Research & Consulting Services - 0.8%
IHS, Inc. Class A (a)	52,577	4,400,695
TOTAL PROFESSIONAL SERVICES		12,897,236
ROAD & RAIL - 7.5%
Railroads - 7.2%
CSX Corp.	131,222	9,797,035
Kansas City Southern (a)	85,583	4,607,789
Norfolk Southern Corp.	109,925	7,208,882
Union Pacific Corp.	207,594	19,806,544
		41,420,250
Trucking - 0.3%
Saia, Inc. (a)	116,832	1,761,827
TOTAL ROAD & RAIL		43,182,077

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 3.0%
Trading Companies & Distributors - 3.0%
Barloworld Ltd.	271,792	$ 2,820,391
Finning International, Inc.	58,200	1,656,865
Mills Estruturas e Servicos de Engenharia SA	231,000	2,614,335
Rush Enterprises, Inc. Class A (a)	259,125	4,863,776
WESCO International, Inc. (a)	90,995	5,297,729
		17,253,096
TOTAL COMMON STOCKS (Cost $435,099,335)		552,449,318
Money Market Funds - 5.1%

Fidelity Cash Central Fund, 0.19% (b)	28,416,966	28,416,966
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	992,500	992,500
TOTAL MONEY MARKET FUNDS (Cost $29,409,466)		29,409,466
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $464,508,801)		581,858,784
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(9,407,672)
NET ASSETS - 100%		$ 572,451,112
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 19,706
Fidelity Securities Lending Cash Central Fund	69,739
Total	$ 89,445
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.8%
Ireland	3.1%
Switzerland	2.7%
Italy	2.0%
Brazil	1.1%
Canada	1.1%
France	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Industrials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $907,145) - See accompanying schedule: Unaffiliated issuers (cost $435,099,335)	$ 552,449,318
Fidelity Central Funds (cost $29,409,466)	29,409,466
Total Investments (cost $464,508,801)		$ 581,858,784
Receivable for investments sold		4,447,885
Receivable for fund shares sold		2,380,449
Dividends receivable		1,355,425
Distributions receivable from Fidelity Central Funds		4,249
Prepaid expenses		612
Other receivables		5,088
Total assets		590,052,492

Liabilities
Payable for investments purchased	$ 15,292,812
Payable for fund shares redeemed	903,991
Accrued management fee	252,917
Other affiliated payables	112,497
Other payables and accrued expenses	46,663
Collateral on securities loaned, at value	992,500
Total liabilities		17,601,380

Net Assets		$ 572,451,112
Net Assets consist of:
Paid in capital		$ 446,289,075
Undistributed net investment income		843,529
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,968,357
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		117,350,151
Net Assets, for 22,679,275 shares outstanding		$ 572,451,112
Net Asset Value, offering price and redemption price per share ($572,451,112 ÷ 22,679,275 shares)		$ 25.24

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 5,620,018
Interest		1
Income from Fidelity Central Funds (including $69,739 from security lending)		89,445
Total income		5,709,464

Expenses
Management fee	$ 2,025,549
Transfer agent fees	935,924
Accounting and security lending fees	141,508
Custodian fees and expenses	53,838
Independent trustees' compensation	1,855
Registration fees	51,946
Audit	37,532
Legal	1,117
Miscellaneous	3,242
Total expenses before reductions	3,252,511
Expense reductions	(18,784)	3,233,727
Net investment income (loss)		2,475,737
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,698,864
Foreign currency transactions	(95,593)
Total net realized gain (loss)		26,603,271
Change in net unrealized appreciation (depreciation) on: Investment securities	85,408,923
Assets and liabilities in foreign currencies	359
Total change in net unrealized appreciation (depreciation)		85,409,282
Net gain (loss)		112,012,553
Net increase (decrease) in net assets resulting from operations		$ 114,488,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,475,737	$ 1,337,208
Net realized gain (loss)	26,603,271	17,902,902
Change in net unrealized appreciation (depreciation)	85,409,282	71,578,895
Net increase (decrease) in net assets resulting from operations	114,488,290	90,819,005
Distributions to shareholders from net investment income	(1,731,948)	(1,344,452)
Share transactions Proceeds from sales of shares	324,950,432	152,810,869
Reinvestment of distributions	1,677,754	1,313,478
Cost of shares redeemed	(120,246,657)	(73,864,430)
Net increase (decrease) in net assets resulting from share transactions	206,381,529	80,259,917
Redemption fees	26,323	10,490
Total increase (decrease) in net assets	319,164,194	169,744,960

Net Assets
Beginning of period	253,286,918	83,541,958
End of period (including undistributed net investment income of $843,529 and undistributed net investment income of $216,667, respectively)	$ 572,451,112	$ 253,286,918
Other Information Shares
Sold	14,626,207	10,033,014
Issued in reinvestment of distributions	73,682	79,541
Redeemed	(5,796,400)	(4,595,193)
Net increase (decrease)	8,903,489	5,517,362

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.39	$ 10.12	$ 20.50	$ 20.70	$ 20.97
Income from Investment Operations
Net investment income (loss) B	.15	.11	.18	.11	.14
Net realized and unrealized gain (loss)	6.80	8.27	(10.35)	1.40	1.55
Total from investment operations	6.95	8.38	(10.17)	1.51	1.69
Distributions from net investment income	(.10)	(.11)	(.15)	(.09)	(.08)
Distributions from net realized gain	-	-	(.06)	(1.62)	(1.89)
Total distributions	(.10)	(.11)	(.21)	(1.71)	(1.97)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 25.24	$ 18.39	$ 10.12	$ 20.50	$ 20.70
Total Return A	37.85%	82.95%	(49.92)%	7.14%	8.34%
Ratios to Average Net Assets C,E
Expenses before reductions	.90%	.97%	1.00%	1.00%	1.10%
Expenses net of fee waivers, if any	.90%	.97%	1.00%	1.00%	1.10%
Expenses net of all reductions	.90%	.97%	.99%	.99%	1.09%
Net investment income (loss)	.69%	.71%	1.08%	.49%	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 572,451	$ 253,287	$ 83,542	$ 124,443	$ 76,011
Portfolio turnover rate D	80%	106%	132%	108%	185%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F For the year ended February 29. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Transportation Portfolio	34.32%	5.48%	8.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Transportation Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Transportation Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Sean Gavin, who became Portfolio Manager of Transportation Portfolio on September 1, 2010: During the past year, the fund returned 34.32%, well ahead of both the 26.61% gain of the MSCI® U.S. IM Transportation 25/50 Index and the broadly based S&P 500®. Versus the MSCI index, favorable stock picking in the airline group added materially to performance, as did a small out-of-benchmark stake in construction/farm machinery/heavy trucks. Security selection in air freight/logistics and trucking also bolstered the fund's result. A combination of an overweighting and solid picks in railroads had a positive impact as well. The largest individual contributor was a sizable out-of-benchmark position in Quality Distribution, which operates a bulk-chemical tank truck network in North America. The stock performed well in the first half of the period, but I thought there were better opportunities elsewhere and liquidated the position. Overweighting United Continental Holdings, which was formed by the October 2010 merger between United Air Lines and Continental Airlines - and underweighting AMR, parent company of American Airlines, also aided the fund's performance. United Continental was helped by ongoing merger synergies and disciplined capacity management in the face of higher fuel prices. On the other hand, AMR was hampered by its high cost structure and aging fleet of planes. I sold AMR by period end. Further bolstering fund performance was Wabash National, a provider of trailers for Class 8 trucks, railroad CSX and Alaska Air Group. Conversely, weak picks and an underweighting in airport services - a tiny index component - dampened the fund's gain. At the stock level, three out-of-benchmark holdings were notable detractors. Pinnacle Airlines was an illiquid micro-cap position that had done extremely well for the fund in the prior one-year reporting period but posted a sizable loss during the first six months of this review period. Although regional air carriers such as Pinnacle can deliver strong performance when conditions are favorable, their financial results tend to be closely tied to the uncertain fortunes of the larger air carriers, which are their customers. Consequently I sold the stock soon after I began managing the fund. Canadian LTL (less-than-truckload) trucker Vitran - also sold - and Navios Maritime Holdings, a SPAC (special-purpose acquisition company) formed to purchase assets in the shipping industry, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Transportation Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Union Pacific Corp.	16.5	17.2
United Parcel Service, Inc. Class B	12.9	21.3
CSX Corp.	9.7	8.7
Norfolk Southern Corp.	5.8	5.3
Kansas City Southern	4.0	0.2
FedEx Corp.	3.6	0.3
Southwest Airlines Co.	3.4	2.8
Bombardier, Inc. Class B (sub. vtg.)	2.5	0.0
Expeditors International of Washington, Inc.	2.2	0.1
C.H. Robinson Worldwide, Inc.	2.1	4.5
	62.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Road & Rail	48.0%
Air Freight & Logistics	26.2%
Airlines	10.3%
Marine	4.5%
Machinery	4.0%
All Others*	7.0%

As of August 31, 2010
Road & Rail	46.0%
Air Freight & Logistics	29.4%
Airlines	19.5%
Marine	2.2%
Machinery	0.5%
All Others*	2.4%

* Includes short-term investments and net other assets.

Annual Report

Transportation Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
AEROSPACE & DEFENSE - 3.9%
Aerospace & Defense - 3.9%
AerCap Holdings NV (a)	89,800	$ 1,218,586
Bombardier, Inc. Class B (sub. vtg.)	1,841,000	11,846,847
The Boeing Co.	70,800	5,098,308
		18,163,741
AIR FREIGHT & LOGISTICS - 26.2%
Air Freight & Logistics - 26.2%
Air Transport Services Group, Inc. (a)	292,308	2,294,618
Atlas Air Worldwide Holdings, Inc. (a)	54,000	3,687,120
C.H. Robinson Worldwide, Inc.	136,696	9,895,423
Dart Group PLC	2,003,217	2,906,810
Expeditors International of Washington, Inc.	213,200	10,190,960
Express-1 Expedited Solutions, Inc. (a)	791,031	1,779,820
FedEx Corp.	185,200	16,671,704
Hub Group, Inc. Class A (a)	103,500	3,618,360
Pacer International, Inc. (a)	469,500	2,549,385
Panalpina Welttransport Holding AG (a)	30,500	3,949,782
United Parcel Service, Inc. Class B	819,400	60,471,720
UTI Worldwide, Inc.	220,900	4,395,910
		122,411,612
AIRLINES - 10.3%
Airlines - 10.3%
Air Canada Class A (a)(f)	125,000	373,230
AirTran Holdings, Inc. (a)	302,600	2,208,980
Alaska Air Group, Inc. (a)	34,000	2,021,300
Copa Holdings SA Class A	133,700	7,130,221
Delta Air Lines, Inc. (a)	443,302	4,982,714
Republic Airways Holdings, Inc. (a)(d)	438,400	2,779,456
Ryanair Holdings PLC sponsored ADR	107,300	3,060,196
SkyWest, Inc.	178,700	2,948,550
Southwest Airlines Co.	1,342,000	15,875,860
United Continental Holdings, Inc. (d)	274,936	6,609,461
		47,989,968
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
Federal-Mogul Corp. Class A (a)	118,430	2,488,214
Wescast Industries, Inc. Class A (sub. vtg.) (a)	10,100	66,033
		2,554,247
MACHINERY - 4.0%
Construction & Farm Machinery & Heavy Trucks - 4.0%
Accuride Corp. (a)	342,651	4,793,687
ASL Marine Holdings Ltd.	1,250,200	629,130
Cummins, Inc.	10,100	1,021,312
FreightCar America, Inc.	135,100	3,799,012
Navistar International Corp. (a)	66,100	4,096,878
Trinity Industries, Inc.	76,800	2,392,320

	Shares	Value
Wabash National Corp. (a)	152,435	$ 1,588,373
Wabtec Corp.	10,200	578,952
		18,899,664
MARINE - 4.5%
Marine - 4.5%
Costamare, Inc.	109,245	1,833,131
Kirby Corp. (a)	133,400	7,382,356
Kuehne & Nagel International AG	64,620	8,688,345
Navios Maritime Acquisition Corp.	726,532	2,964,251
		20,868,083
OIL, GAS & CONSUMABLE FUELS - 0.1%
Oil & Gas Storage & Transport - 0.1%
K-Sea Transportation Partners LP (a)	66,800	441,548
ROAD & RAIL - 48.0%
Railroads - 37.0%
CSX Corp.	604,273	45,115,022
Kansas City Southern (a)	349,900	18,838,616
Norfolk Southern Corp.	410,400	26,914,032
RailAmerica, Inc. (a)	326,000	4,890,000
Union Pacific Corp.	806,968	76,992,819
		172,750,489
Trucking - 11.0%
Arkansas Best Corp.	268,000	6,356,960
Con-way, Inc.	267,600	8,713,056
Contrans Group, Inc.:
(sub. vtg.) (f)	12,800	127,176
Class A	86,200	856,453
Frozen Food Express Industries, Inc. (a)(e)	916,561	3,757,900
Hertz Global Holdings, Inc. (a)	79,700	1,212,237
J.B. Hunt Transport Services, Inc.	92,500	3,848,925
Landstar System, Inc.	86,800	3,859,996
Marten Transport Ltd.	52,700	1,125,145
Old Dominion Freight Lines, Inc. (a)	222,900	6,860,862
Ryder System, Inc.	13,100	626,573
Saia, Inc. (a)	254,300	3,834,844
Swift Transporation Co. (d)	546,300	7,877,646
US 1 Industries, Inc. (a)	800	1,120
USA Truck, Inc. (a)	130,700	1,671,653
Werner Enterprises, Inc.	33,500	788,925
		51,519,471
TOTAL ROAD & RAIL		224,269,960
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Trading Companies & Distributors - 1.1%
Aircastle Ltd.	183,200	2,213,056
Rush Enterprises, Inc. Class A (a)	163,700	3,072,649
		5,285,705
Common Stocks - continued
	Shares	Value
TRANSPORTATION INFRASTRUCTURE - 0.4%
Airport Services - 0.4%
Avantair, Inc. (a)	740,073	$ 1,739,172
TOTAL COMMON STOCKS (Cost $394,649,758)		462,623,700
Money Market Funds - 1.9%

Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $8,843,950)	8,843,950	8,843,950
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $403,493,708)		471,467,650
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(4,237,987)
NET ASSETS - 100%		$ 467,229,663
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $500,406 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 17,522
Fidelity Securities Lending Cash Central Fund	288,328
Total	$ 305,850
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Frozen Food Express Industries, Inc.	$ 1,001,452	$ 2,115,707	$ 225,619	$ -	$ 3,757,900
Quality Distribution, Inc.	6,070,934	3,363,121	9,750,335	-	-
Vitran Corp., Inc.	3,186,452	11,598,068	11,403,743	-	-
Total	$ 10,258,838	$ 17,076,896	$ 21,379,697	$ -	$ 3,757,900
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	88.9%
Canada	2.8%
Switzerland	2.7%
Panama	1.5%
Marshall Islands	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $8,602,556) - See accompanying schedule: Unaffiliated issuers (cost $391,799,384)	$ 458,865,800
Fidelity Central Funds (cost $8,843,950)	8,843,950
Other affiliated issuers (cost $2,850,374)	3,757,900
Total Investments (cost $403,493,708)		$ 471,467,650
Cash		785
Receivable for investments sold		11,629,844
Receivable for fund shares sold		734,085
Dividends receivable		1,247,024
Distributions receivable from Fidelity Central Funds		3,213
Prepaid expenses		626
Other receivables		2,638
Total assets		485,085,865

Liabilities
Payable for fund shares redeemed	6,771,257
Accrued management fee	234,950
Notes payable to affiliates	1,843,000
Other affiliated payables	121,425
Other payables and accrued expenses	41,620
Collateral on securities loaned, at value	8,843,950
Total liabilities		17,856,202

Net Assets		$ 467,229,663
Net Assets consist of:
Paid in capital		$ 400,342,315
Undistributed net investment income		399,764
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,486,703)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		67,974,287
Net Assets, for 8,304,257 shares outstanding		$ 467,229,663
Net Asset Value, offering price and redemption price per share ($467,229,663 ÷ 8,304,257 shares)		$ 56.26

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 4,813,407
Interest		32
Income from Fidelity Central Funds (including $288,328 from security lending)		305,850
Total income		5,119,289

Expenses
Management fee	$ 2,015,746
Transfer agent fees	893,258
Accounting and security lending fees	142,605
Custodian fees and expenses	25,171
Independent trustees' compensation	1,775
Registration fees	106,780
Audit	43,272
Legal	910
Interest	2,755
Miscellaneous	2,678
Total expenses before reductions	3,234,950
Expense reductions	(25,982)	3,208,968
Net investment income (loss)		1,910,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,905,903
Other affiliated issuers	(1,366,609)
Foreign currency transactions	18,095
Total net realized gain (loss)		23,557,389
Change in net unrealized appreciation (depreciation) on: Investment securities	51,121,073
Assets and liabilities in foreign currencies	345
Total change in net unrealized appreciation (depreciation)		51,121,418
Net gain (loss)		74,678,807
Net increase (decrease) in net assets resulting from operations		$ 76,589,128

See accompanying notes which are an integral part of the financial statements.

Annual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,910,321	$ 759,940
Net realized gain (loss)	23,557,389	(13,777,085)
Change in net unrealized appreciation (depreciation)	51,121,418	59,150,819
Net increase (decrease) in net assets resulting from operations	76,589,128	46,133,674
Distributions to shareholders from net investment income	(1,416,143)	(803,963)
Distributions to shareholders from net realized gain	-	(42,688)
Total distributions	(1,416,143)	(846,651)
Share transactions Proceeds from sales of shares	686,181,998	64,949,271
Reinvestment of distributions	1,369,495	822,278
Cost of shares redeemed	(403,479,761)	(82,931,981)
Net increase (decrease) in net assets resulting from share transactions	284,071,732	(17,160,432)
Redemption fees	143,082	9,849
Total increase (decrease) in net assets	359,387,799	28,136,440

Net Assets
Beginning of period	107,841,864	79,705,424
End of period (including undistributed net investment income of $399,764 and undistributed net investment income of $28,264, respectively)	$ 467,229,663	$ 107,841,864
Other Information Shares
Sold	13,602,544	1,857,783
Issued in reinvestment of distributions	24,894	22,055
Redeemed	(7,890,440)	(2,649,455)
Net increase (decrease)	5,736,998	(769,617)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 42.01	$ 23.89	$ 44.34	$ 53.00	$ 50.22
Income from Investment Operations
Net investment income (loss) B	.27	.29	.29	.19 E	.04
Net realized and unrealized gain (loss)	14.13	18.21	(19.29)	(4.66)	3.72
Total from investment operations	14.40	18.50	(19.00)	(4.47)	3.76
Distributions from net investment income	(.17)	(.36)	(.25)	(.07)	(.02)
Distributions from net realized gain	-	(.02)	(1.21)	(4.13)	(1.01)
Total distributions	(.17)	(.38)	(1.46)	(4.20)	(1.03)
Redemption fees added to paid in capital B	.02	- H	.01	.01	.05
Net asset value, end of period	$ 56.26	$ 42.01	$ 23.89	$ 44.34	$ 53.00
Total Return A	34.32%	77.62%	(44.20)%	(8.89)%	7.65%
Ratios to Average Net Assets C,F
Expenses before reductions	.90%	1.03%	1.03%	.99%	1.03%
Expenses net of fee waivers, if any	.90%	1.03%	1.03%	.99%	1.03%
Expenses net of all reductions	.90%	1.00%	1.03%	.99%	1.02%
Net investment income (loss)	.53%	.90%	.79%	.36% E	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467,230	$ 107,842	$ 79,705	$ 92,432	$ 105,027
Portfolio turnover rate D	114%	265%	81%	84%	133%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividends, the ratio of net investment income (loss) to average net assets would have been .21%. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio (formerly Environmental Portfolio), Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trutees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Air Transportation Portfolio	$ 95,477,673	$ 20,271,947	$ (983,054)	$ 19,288,893
Defense and Aerospace Portfolio	574,214,758	136,943,157	(28,444,496)	108,498,661
Environment and Alternative Energy Portfolio	84,825,705	14,047,075	(641,084)	13,405,991
Industrial Equipment Portfolio	314,782,151	52,889,045	(6,930,398)	45,958,647
Industrials Portfolio	466,146,137	119,567,452	(3,854,805)	115,712,647
Transportation Portfolio	409,401,938	69,749,174	(7,683,462)	62,065,712

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Air Transportation Portfolio	$ 103,843	$ 7,116,981	$ -	$ 19,289,224
Defense and Aerospace Portfolio	1,011,940	-	(80,384,065)	108,502,485
Environment and Alternative Energy	9,258	-	(6,465,946)	13,405,994
Industrial Equipment Portfolio	691,223	998,274	-	45,956,396
Industrials Portfolio	843,530	9,605,694	-	115,712,815
Transportation Portfolio	1,914,524	2,906,764	-	62,066,057

The tax character of distributions paid was as follows:

February 28, 2011
Ordinary Income
Air Transportation Portfolio	$ 504,999
Defense and Aerospace Portfolio	3,876,538
Environment and Alternative Energy Portfolio	275,920
Industrial Equipment Portfolio	976,933
Industrials Portfolio	1,731,948
Transportation Portfolio	1,416,143
February 28, 2010
Ordinary Income
Air Transportation Portfolio	$ -
Defense and Aerospace Portfolio	9,658,561
Environment and Alternative Energy Portfolio	428,453
Industrial Equipment Portfolio	975,812
Industrials Portfolio	1,344,452
Transportation Portfolio	846,651

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Air Transportation Portfolio	221,211,374	226,273,376
Defense and Aerospace Portfolio	272,392,159	347,895,427
Environment and Alternative Energy Portfolio	148,901,086	115,024,971
Industrial Equipment Portfolio	342,102,430	162,429,643
Industrials Portfolio	476,553,913	282,055,684
Transportation Portfolio	672,643,012	391,737,000

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Air Transportation Portfolio	.30%	.26%	.56%
Defense and Aerospace Portfolio	.30%	.26%	.56%
Environment and Alternative Energy Portfolio	.30%	.26%	.56%
Industrial Equipment Portfolio	.30%	.26%	.56%
Industrials Portfolio	.30%	.26%	.56%
Transportation Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Air Transportation Portfolio	.25%
Defense and Aerospace Portfolio	.27%
Environment and Alternative Energy Portfolio	.29%
Industrial Equipment Portfolio	.23%
Industrials Portfolio	.26%
Transportation Portfolio	.25%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Air Transportation Portfolio	$ 5,089
Defense and Aerospace Portfolio	3,975
Environment and Alternative Energy Portfolio	3,933
Industrial Equipment Portfolio	9,143
Industrials Portfolio	8,412
Transportation Portfolio	19,396

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Defense and Aerospace Portfolio had no interfund loans outstanding and Transportation Portfolio's open loans, including accrued interest, at period end are presented under the caption "Notes Payable to Affiliates" in the Statement of Assets and Liabilities.

Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Defense and Aerospace Portfolio	Borrower	$ 4,550,000.45%		$ 917
Transportation Portfolio	Borrower	8,820,500.43%		2,511

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to

Annual Report

7. Committed Line of Credit - continued

pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Air Transportation Portfolio	$ 504
Defense and Aerospace Portfolio	2,414
Environment and Alternative Energy Portfolio	208
Industrial Equipment Portfolio	621
Industrials Portfolio	1,201
Transportation Portfolio	1,059

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Transportation Portfolio	$ 828	$ 1,009,400

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Environment and Alternative Energy Portfolio	$ 8,214,000.68%		$ 155
Transportation Portfolio	$ 4,429,000.66%		$ 244

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Air Transportation Portfolio	$ 12,119	$ -
Defense and Aerospace Portfolio	19,315	-
Environment and Alternative Energy Portfolio	7,740	2,049
Industrial Equipment Portfolio	5,685	-
Industrials Portfolio	18,784	-
Transportation Portfolio	25,982	-

Annual Report

Notes to Financial Statements - continued

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of the Industrial Equipment Portfolio. Strategic Advisor U.S. Opportunities Fund was the owner of record of approximately 16% and 16% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively. In addition, the VIP FundsManager Portfolios and Strategic Advisor Funds were the owners of record, in the aggregate, of approximately 35% and 38% of the total outstanding shares of Industrial Equipment Portfolio and Industrials Portfolio, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio (formerly Environmental Portfolio), Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Air Transportation Portfolio, Defense and Aerospace Portfolio, Environment and Alternative Energy Portfolio (formerly Environmental Portfolio), Industrial Equipment Portfolio, Industrials Portfolio, and Transportation Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-
present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-
present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-
present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Air Transportation Portfolio	04/18/11	04/15/11	$0.050	$3.230
Defense and Aerospace Portfolio	04/18/11	04/15/11	$0.120	$0.000
Environment and Alternative Energy Portfolio	04/18/11	04/15/11	$0.005	$0.000
Industrial Equipment Portfolio	04/18/11	04/15/11	$0.065	$0.095
Industrials Portfolio	04/18/11	04/15/11	$0.035	$0.395
Transportation Portfolio	04/18/11	04/15/11	$0.063	$0.700

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Air Transportation Portfolio	$8,048,148
Industrial Equipment Portfolio	$998,274
Industrials Portfolio	$9,870,846
Transportation Portfolio	$2,906,764

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Air Transportation Portfolio	0%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	0%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Air Transportation Portfolio	0%	100%
Defense and Aerospace Portfolio	100%	100%
Environment and Alternative Energy Portfolio	0%	100%
Industrial Equipment Portfolio	100%	100%
Industrials Portfolio	100%	100%
Transportation Portfolio	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Environment and Alternative Energy Portfolio shareholders was held on June 15, 2010. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1A
To modify the fund's fundamental "invests primarily" policy (the investment policy concerning the fund's primary investments).
	# of Votes	% of Votes
Affirmative	24,505,594.91	92.016
Against	976,690.69	3.667
Abstain	1,149,786.67	4.317
TOTAL	26,632,072.27	100.000
PROPOSAL 1B
To modify the fund's fundamental concentration policy.
Affirmative	24,246,009.81	91.081
Against	1,138,600.64	4.275
Abstain	1,247,461.82	4.644
TOTAL	26,632,072.27	100.000

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELCI-UANNPRO-0411
1.910422.101

Fidelity®
Select Portfolios®
Materials Sector

Chemicals Portfolio

Gold Portfolio

Materials Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Chemicals	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Chemicals Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Chemicals Portfolio	37.74%	13.24%	13.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Chemicals Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Chemicals Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Mahmoud Sharaf, Portfolio Manager of Chemicals Portfolio: For the 12 months ending February 28, 2011, the fund gained 37.74%, outpacing both the 34.79% rise of the MSCI® U.S. IM Chemicals 25/50 Index and the broad-based S&P 500®. Relative to the MSCI benchmark, the fund benefited from overall positioning in specialty chemicals and good stock picking in commodity chemicals, oil/gas storage and transport (an out-of-index area), and diversified chemicals. An out-of-index investment in commodity chemicals firm LyondellBassell Industries strongly contributed to the fund's outperformance, as the company profited from the falling price of its primary raw material, natural gas. An underweighting in Airgas also helped. The stock was not lifted by the cyclical tail wind boosting most of the industry because investors were focused on the outcome of a hostile takeover bid for Airgas rather than its business fundamentals. Also contributing were overweightings in Rockwood Holdings, Solutia and Huntsman - three highly-leveraged chemicals companies. Worldwide, Rockwood is one of just three large producers of lithium, which is used in making batteries for electric cars and other applications, and the stock benefited from ramped-up investor enthusiasm for autos and electric products. Solutia makes specialty chemicals for the auto, construction and solar markets, and as auto production rose during the period, Solutia's cash flow expanded. Huntsman is a small-cap manufacturer of the whitening pigment titanium dioxide, which was in short supply over the past 12 months. On the other hand, an underweighting in index heavyweight and agribusiness firm Monsanto detracted from relative returns during the second half of the period. The stock outperformed, as rising corn prices raised expectations of future sales growth for the company. Stock picking in two out-of-benchmark areas, construction/engineering and gold, also detracted because of my investments in two Egyptian firms, Orascom Construction Industries and gold miner Centamin Egypt. The stocks of both companies fell sharply in the wake of the insurrection in Egypt, but I believed the market was inappropriately pricing nationalization risk into the shares. Another detractor was Hawkins, a commodity chemicals company I overweighted at an inopportune time. I sold this position before period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Chemicals Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.89%	$ 1,000.00	$ 1,377.20	$ 5.25
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.38	$ 4.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Chemicals Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	9.8	11.4
Dow Chemical Co.	9.4	10.1
Praxair, Inc.	7.0	10.1
Monsanto Co.	7.0	11.2
Air Products & Chemicals, Inc.	5.3	4.6
Celanese Corp. Class A	4.7	3.2
CF Industries Holdings, Inc.	4.3	4.1
Ashland, Inc.	3.6	2.9
Cabot Corp.	2.6	2.3
LyondellBasell Industries NV Class A	2.5	2.1
	56.2
Top Industries (% of fund's net assets)
As of February 28, 2011
Chemicals	84.1%
Oil, Gas & Consumable Fuels	3.2%
Metals & Mining	2.1%
Construction & Engineering	2.0%
Food Products	1.1%
All Others*	7.5%

As of August 31, 2010
Chemicals	97.0%
Oil, Gas & Consumable Fuels	0.5%
Food Products	0.2%
Metals & Mining	0.2%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

Chemicals Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 94.1%
	Shares	Value
CHEMICALS - 84.1%
Commodity Chemicals - 7.3%
Arkema SA	95,900	$ 7,006,185
Celanese Corp. Class A	782,761	32,445,443
Koppers Holdings, Inc.	60,100	2,428,641
Korea Kumho Petrochemical Co. (a)	27,382	3,260,341
TPC Group, Inc. (a)	98,300	2,855,615
TSRC Corp.	5,000	11,599
Westlake Chemical Corp.	54,200	2,591,302
		50,599,126
Diversified Chemicals - 36.4%
Akzo Nobel NV	103,155	7,013,777
Ashland, Inc.	445,200	25,064,760
BASF AG	128,163	10,657,881
Cabot Corp.	417,600	18,065,376
Dow Chemical Co.	1,743,538	64,789,872
E.I. du Pont de Nemours & Co.	1,236,800	67,863,217
Eastman Chemical Co.	72,700	6,790,907
Huntsman Corp.	579,442	10,227,151
Lanxess AG	92,500	6,880,335
Olin Corp.	161,300	3,001,793
PPG Industries, Inc.	166,700	14,732,946
Solutia, Inc. (a)	733,013	17,013,232
		252,101,247
Fertilizers & Agricultural Chemicals - 13.6%
CF Industries Holdings, Inc.	208,525	29,460,412
Intrepid Potash, Inc. (a)	98,400	3,798,240
Monsanto Co.	670,240	48,183,554
Potash Corp. of Saskatchewan, Inc.	69,600	4,289,581
The Mosaic Co.	100,740	8,648,529
		94,380,316
Industrial Gases - 13.6%
Air Products & Chemicals, Inc.	397,700	36,588,400
Airgas, Inc.	145,800	9,124,164
Praxair, Inc.	488,460	48,543,155
		94,255,719
Specialty Chemicals - 13.2%
Ecolab, Inc.	329,600	16,031,744
Ferro Corp. (a)	410,000	6,527,200
Innophos Holdings, Inc.	239,200	10,244,936
Kraton Performance Polymers, Inc. (a)	157,600	5,405,680
Lubrizol Corp.	47,700	5,193,099
LyondellBasell Industries NV Class A (a)	461,878	17,588,314
Minerals Technologies, Inc.	41,900	2,718,472
Rockwood Holdings, Inc. (a)	298,900	13,913,795

	Shares	Value
Sigma Aldrich Corp.	137,100	$ 8,759,319
W.R. Grace & Co. (a)	127,897	4,865,202
		91,247,761
TOTAL CHEMICALS		582,584,169
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Environmental & Facility Services - 0.5%
Swisher Hygiene, Inc. (a)(d)	559,700	3,376,929
CONSTRUCTION & ENGINEERING - 2.0%
Construction & Engineering - 2.0%
Foster Wheeler AG (a)	189,300	6,845,088
Orascom Construction Industries SAE GDR	200,500	6,857,100
		13,702,188
ENERGY EQUIPMENT & SERVICES - 1.1%
Oil & Gas Drilling - 1.1%
Discovery Offshore S.A. (a)(e)	211,400	471,934
Ocean Rig UDW, Inc. (a)	166,100	3,478,154
Rowan Companies, Inc. (a)	84,200	3,592,814
		7,542,902
FOOD PRODUCTS - 1.1%
Agricultural Products - 1.1%
Archer Daniels Midland Co.	182,400	6,781,632
Origin Agritech Ltd. (a)	110,000	973,500
		7,755,132
METALS & MINING - 2.1%
Diversified Metals & Mining - 0.4%
Compass Minerals International, Inc.	32,000	2,991,040
Gold - 1.5%
Centamin Egypt Ltd. (United Kingdom) (a)	5,246,900	10,108,847
Steel - 0.2%
Reliance Steel & Aluminum Co.	29,500	1,632,235
TOTAL METALS & MINING		14,732,122
OIL, GAS & CONSUMABLE FUELS - 3.2%
Oil & Gas Exploration & Production - 1.2%
Chesapeake Energy Corp.	223,400	7,955,274
Oil & Gas Refining & Marketing - 0.5%
CVR Energy, Inc. (a)	194,100	3,668,490
Oil & Gas Storage & Transport - 1.5%
Williams Companies, Inc.	340,600	10,340,616
TOTAL OIL, GAS & CONSUMABLE FUELS		21,964,380
TOTAL COMMON STOCKS (Cost $535,672,250)		651,657,822
Money Market Funds - 7.5%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	48,024,796	$ 48,024,796
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	3,633,100	3,633,100
TOTAL MONEY MARKET FUNDS (Cost $51,657,896)		51,657,896
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $587,330,146)		703,315,718
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(10,983,406)
NET ASSETS - 100%		$ 692,332,312
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $471,934 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,717
Fidelity Securities Lending Cash Central Fund	63,113
Total	$ 88,830
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 651,657,822	$ 651,646,223	$ 11,599	$ -
Money Market Funds	51,657,896	51,657,896	-	-
Total Investments in Securities:	$ 703,315,718	$ 703,304,119	$ 11,599	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Netherlands	3.5%
Germany	2.5%
Australia	1.5%
France	1.0%
Egypt	1.0%
Switzerland	1.0%
Others (Individually Less Than 1%)	1.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $6,136,346 all of which will expire in fiscal 2019. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $3,361,285) - See accompanying schedule: Unaffiliated issuers (cost $535,672,250)	$ 651,657,822
Fidelity Central Funds (cost $51,657,896)	51,657,896
Total Investments (cost $587,330,146)		$ 703,315,718
Receivable for investments sold		1,884,228
Receivable for fund shares sold		3,467,541
Dividends receivable		905,745
Distributions receivable from Fidelity Central Funds		14,976
Prepaid expenses		772
Other receivables		20,416
Total assets		709,609,396

Liabilities
Payable to custodian bank	$ 3,716
Payable for investments purchased	11,746,812
Payable for fund shares redeemed	1,401,046
Accrued management fee	307,777
Other affiliated payables	143,424
Other payables and accrued expenses	41,209
Collateral on securities loaned, at value	3,633,100
Total liabilities		17,277,084

Net Assets		$ 692,332,312
Net Assets consist of:
Paid in capital		$ 595,174,321
Undistributed net investment income		116,858
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(18,944,439)
Net unrealized appreciation (depreciation) on investments		115,985,572
Net Assets, for 6,865,003 shares outstanding		$ 692,332,312
Net Asset Value, offering price and redemption price per share ($692,332,312 ÷ 6,865,003 shares)		$ 100.85

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,025,467
Interest		24,054
Income from Fidelity Central Funds		88,830
Total income		8,138,351

Expenses
Management fee	$ 2,644,027
Transfer agent fees	1,267,501
Accounting and security lending fees	181,783
Custodian fees and expenses	30,977
Independent trustees' compensation	2,529
Registration fees	58,763
Audit	44,422
Legal	17,449
Miscellaneous	5,203
Total expenses before reductions	4,252,654
Expense reductions	(55,021)	4,197,633
Net investment income (loss)		3,940,718
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,821,878
Foreign currency transactions	(38,336)
Total net realized gain (loss)		17,783,542
Change in net unrealized appreciation (depreciation) on: Investment securities	138,993,956
Assets and liabilities in foreign currencies	65
Total change in net unrealized appreciation (depreciation)		138,994,021
Net gain (loss)		156,777,563
Net increase (decrease) in net assets resulting from operations		$ 160,718,281

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,940,718	$ 5,513,067
Net realized gain (loss)	17,783,542	89,442,475
Change in net unrealized appreciation (depreciation)	138,994,021	90,236,319
Net increase (decrease) in net assets resulting from operations	160,718,281	185,191,861
Distributions to shareholders from net investment income	(3,360,209)	(5,851,052)
Distributions to shareholders from net realized gain	(10,408,869)	-
Total distributions	(13,769,078)	(5,851,052)
Share transactions Proceeds from sales of shares	331,258,688	175,471,010
Reinvestment of distributions	13,366,343	5,679,451
Cost of shares redeemed	(217,023,388)	(185,896,303)
Net increase (decrease) in net assets resulting from share transactions	127,601,643	(4,745,842)
Redemption fees	19,986	22,053
Total increase (decrease) in net assets	274,570,832	174,617,020

Net Assets
Beginning of period	417,761,480	243,144,460
End of period (including undistributed net investment income of $116,858 and undistributed net investment income of $273,032, respectively)	$ 692,332,312	$ 417,761,480
Other Information Shares
Sold	3,814,779	2,723,419
Issued in reinvestment of distributions	162,366	79,491
Redeemed	(2,650,727)	(2,953,275)
Net increase (decrease)	1,326,418	(150,365)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 I	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 75.43	$ 42.74	$ 81.31	$ 70.60	$ 69.50
Income from Investment Operations
Net investment income (loss) C	.69	1.00 F	.73	.85	.82 G
Net realized and unrealized gain (loss)	27.20	32.77	(38.63)	12.80	11.08
Total from investment operations	27.89	33.77	(37.90)	13.65	11.90
Distributions from net investment income	(.57)	(1.08)	(.68)	(.49)	(.87)
Distributions from net realized gain	(1.91)	-	(.02)	(2.46)	(9.96)
Total distributions	(2.47) K	(1.08)	(.70)	(2.95)	(10.83)
Redemption fees added to paid in capital C	- J	- J	.03	.01	.03
Net asset value, end of period	$ 100.85	$ 75.43	$ 42.74	$ 81.31	$ 70.60
Total Return A, B	37.74%	79.15%	(46.68)%	19.40%	18.51%
Ratios to Average Net Assets D, H
Expenses before reductions	.90%	.96%	.91%	.93%	1.06%
Expenses net of fee waivers, if any	.90%	.96%	.91%	.93%	1.06%
Expenses net of all reductions	.89%	.95%	.90%	.93%	1.06%
Net investment income (loss)	.84%	1.53% F	1.05%	1.08%	1.19% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 692,332	$ 417,761	$ 243,144	$ 320,835	$ 119,675
Portfolio turnover rate E	108%	228%	201%	65%	90%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.18 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%. GInvestment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..82%. HExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. IFor the year ended February 29. JAmount represents less than $.01 per share. KTotal distributions of $2.47 per share is comprised of distributions from net investment income of $.565 and distributions from net realized gain of $1.905 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Chemicals Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 121,054,041
Gross unrealized depreciation	(16,304,313)
Net unrealized appreciation (depreciation) on securities and other investments	$ 104,749,728
Tax Cost	$ 598,565,990

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 116,988
Capital loss carryforward	$ (6,136,346)
Net unrealized appreciation (depreciation)	$ 104,749,728

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 3,556,186	$ 5,851,052
Long-term Capital Gains	10,212,892	-
Total	$ 13,769,078	$ 5,851,052

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $592,275,577 and $503,836,209, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,955 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,655 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $63,113. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $54,914 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $107.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Gold Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Gold Portfolio	37.35%	15.82%	22.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Gold Portfolio, a class of the fund, on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Gold Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from S. Joseph Wickwire II, Portfolio Manager of Gold Portfolio: For the 12 months ending February 28, 2011, the fund's Retail Class shares returned 37.35%, compared with the 36.78% gain of the S&P® Global BMI Gold Capped Index and the lower return of the broadly based S&P 500® Index. Our ability to diversify outside the gold space of the industry benchmark and into silver equities was the single largest contributor to relative performance, with Silver Wheaton's 175% return leading the way. Additional contributions came from our positions in gold companies that were acquired at premium prices during a period of heightened merger-and-acquisition activity. Names in this category included Lihir Gold, Fronteer Gold, Andean Resources and Red Back Mining. The next significant contribution came from underweightings in some underperforming gold companies, such as Newmont Mining, Goldcorp, Polyus Gold and Gammon Gold. However, toward the end of 2010, believing that the reasons for Goldcorp's underperformance were about to go away, we overweighted this stock. The last major contributor was our overweightings in some of the top-performing gold producers, Newcrest Mining and Eldorado Gold, and our out-of-benchmark investments in development and exploration names such as Avion Gold and Canaco Resources. Additionally, dollar weakness in relation to our foreign holdings buoyed performance. On the other hand, the largest detractors from relative performance were our underweightings in outperforming emerging-markets and exploration gold names such as SEMAFO, Gabriel Resources, Nevsun Resources and NovaGold Resources. These companies delivered strong performance, but our assessment of risk and reward suggested they did not warrant larger weightings in the fund. Another area of relative underperformance was our gold bullion position, which delivered an approximate 26% return but lagged the returns of gold equities, which tend to outperform bullion in a rising gold price environment. We continued to hold a minor position in bullion because its beta, liquidity and utility in equitizing cash are extremely helpful in portfolio allocation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,125.70	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.71
Class T	1.42%
Actual		$ 1,000.00	$ 1,124.00	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.91%
Actual		$ 1,000.00	$ 1,121.40	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.86%
Actual		$ 1,000.00	$ 1,121.50	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Gold	.88%
Actual		$ 1,000.00	$ 1,127.00	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,127.50	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	10.0
Barrick Gold Corp.	11.5	10.1
Newcrest Mining Ltd.	9.6	10.0
AngloGold Ashanti Ltd. sponsored ADR	6.8	6.3
Kinross Gold Corp.	5.9	4.2
Newmont Mining Corp.	5.0	8.1
Agnico-Eagle Mines Ltd. (Canada)	3.8	5.3
Yamana Gold, Inc.	3.5	2.7
Eldorado Gold Corp.	3.2	3.9
Randgold Resources Ltd. sponsored ADR	3.2	4.6
	64.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Gold	95.8%
Precious Metals & Minerals	2.6%
Diversified Metals & Mining	0.4%
Steel	0.1%
Construction & Engineering	0.1%
All Others*	1.0%

As of August 31, 2010
Gold	96.5%
Precious Metals & Minerals	2.2%
Coal & Consumable Fuels	0.6%
Construction & Farm Machinery & Heavy Trucks	0.2%
Diversified Metals & Mining	0.1%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 12.6%
METALS & MINING - 12.6%
Diversified Metals & Mining - 0.1%
Mineral Deposits Ltd. Australia (a)	637,390	$ 3,860,725
Sandfire Resources NL (a)	314,167	2,341,230
		6,201,955
Gold - 12.5%
Catalpa Resources Ltd. (a)(d)	1,443,833	2,286,806
Centamin Egypt Ltd. (United Kingdom) (a)	5,326,900	10,262,977
CGA Mining Ltd.:
(Australia) (a)	18,920	60,408
(Canada) (a)	110,000	346,564
Intrepid Mines Ltd.:
(Australia) (a)(d)	8,769,767	19,144,065
(Canada) (a)	320,000	682,008
Kingsgate Consolidated NL	3,375,767	32,517,776
Kula Gold Ltd.	26,245	41,629
Medusa Mining Ltd.	3,127,885	22,570,596
Newcrest Mining Ltd.	11,682,094	451,560,440
Perseus Mining Ltd.:
(Australia) (a)	4,884,308	14,714,500
(Canada) (a)	1,300,000	3,961,905
Resolute Mining Ltd. (a)(d)	3,986,661	5,358,385
St Barbara Ltd. (a)	5,729,676	11,765,708
Troy Resources NL (a)(e)	2,300,000	8,619,820
		583,893,587
TOTAL METALS & MINING		590,095,542
Bailiwick of Jersey - 3.2%
METALS & MINING - 3.2%
Gold - 3.2%
Randgold Resources Ltd. sponsored ADR (d)	1,818,167	147,180,619
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	75,100	742,301
Precious Metals & Minerals - 0.0%
Aquarius Platinum Ltd. (United Kingdom)	161,752	1,060,353
TOTAL METALS & MINING		1,802,654
Canada - 60.1%
METALS & MINING - 60.1%
Diversified Metals & Mining - 0.2%
Clifton Star Resources, Inc. (a)	25,000	117,632
East Asia Minerals Corp. (a)	5,000	29,241
Galway Resources Ltd. (a)	15,000	19,923
Kimber Resources, Inc. (a)	16,100	22,544
Kimber Resources, Inc. (a)(e)	5,832,000	8,166,301
Sabina Gold & Silver Corp. (a)	200,000	1,361,133

	Shares	Value
Southern Arc Minerals, Inc. (a)	30,000	$ 53,745
Valley High Ventures Ltd. (a)	237,500	457,272
		10,227,791
Gold - 57.8%
Agnico-Eagle Mines Ltd. (Canada)	2,554,400	179,629,879
Alacer Gold Corp. (a)	2,409,063	23,166,691
Alamos Gold, Inc.	2,213,800	37,882,477
Argonaut Gold, Inc. (a)(d)	619,800	3,171,589
Aurizon Mines Ltd. (a)	2,664,600	19,012,281
Avion Gold Corp. (a)	5,020,000	8,631,557
B2Gold Corp. (a)	3,627,400	9,448,980
Barrick Gold Corp. (d)	10,177,319	537,341,487
Brigus Gold Corp. (a)	10,000	16,268
Canaco Resources, Inc. (a)	1,065,000	6,305,019
Canaco Resources, Inc. (a)(e)(f)	561,600	3,324,788
Centerra Gold, Inc.	2,166,400	41,666,257
China Gold International Resources Corp. Ltd. (a)	40,000	219,923
Colossus Minerals, Inc. (a)	961,100	8,252,843
Corvus Gold, Inc. (a)	138,350	103,985
Detour Gold Corp. (a)	543,000	17,677,900
Detour Gold Corp. (a)(e)	785,900	25,585,748
Eldorado Gold Corp. (d)	8,747,013	149,048,201
European Goldfields Ltd. (a)	2,004,600	25,964,343
Exeter Resource Corp. (a)	238,000	1,274,234
Extorre Gold Mines Ltd. (a)	453,000	2,374,023
Franco-Nevada Corp. (d)	1,943,400	66,150,635
Fronteer Gold, Inc. (a)	365,000	5,392,793
Gabriel Resources Ltd. (a)	310,000	2,572,561
Gammon Gold, Inc. (a)	2,362,500	20,943,243
Goldcorp, Inc.	11,936,900	570,390,248
Golden Star Resources Ltd. (a)(d)	3,055,769	9,658,904
Gran Colombia Gold Corp. (a)(d)	1,560,000	3,083,861
Great Basin Gold Ltd. (a)(d)	5,937,900	15,650,990
Greystar Resources Ltd. (a)	1,329,200	5,200,474
Guyana Goldfields, Inc. (a)	1,203,000	11,358,054
Guyana Goldfields, Inc. (a)(e)	155,000	1,463,423
IAMGOLD Corp.	6,277,000	133,069,169
International Minerals Corp.:
(Canada) (a)	152,100	1,168,253
(Switzerland) (a)	15,000	116,422
International Tower Hill Mines Ltd. (a)	341,700	3,187,441
Jaguar Mining, Inc. (a)(d)	884,700	4,709,291
Keegan Resources, Inc. (a)	30,000	229,189
Kinross Gold Corp.	17,439,491	276,518,056
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	1,070,756
Kirkland Lake Gold, Inc. (a)	509,500	7,616,927
Lake Shore Gold Corp. (a)	2,380,000	9,875,315
Levon Resources Ltd. (a)	20,000	37,889
Minefinders Corp. Ltd. (a)(d)	918,000	10,671,012
Nevsun Resources Ltd. (a)	650,000	3,654,054
New Gold, Inc. (a)	6,561,800	63,236,497
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	195,987
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Northgate Minerals Corp. (a)	4,089,900	$ 11,664,374
Novagold Resources, Inc. (a)(d)	1,898,200	25,993,369
OceanaGold Corp. (a)	30,000	80,927
Osisko Mining Corp. (a)	1,932,000	26,655,135
Osisko Mining Corp. (a)(e)	3,000,000	41,389,961
Premier Gold Mines Ltd. (a)	1,101,800	7,725,362
Primero Mining Corp. (a)	492,800	2,004,180
Queenston Mining, Inc. (a)	45,000	273,359
Rainy River Resources Ltd. (a)	160,000	2,100,386
Romarco Minerals, Inc. (a)	1,840,000	4,470,939
Rubicon Minerals Corp. (a)	1,946,352	9,859,513
San Gold Corp. (a)	2,357,400	6,941,739
Seabridge Gold, Inc. (a)	636,105	21,214,103
SEMAFO, Inc. (a)	4,606,100	48,278,093
Teranga Gold Corp. CDI unit	1,678,197	4,585,373
Timmins Gold Corp. (a)	10,000	24,505
Torex Gold Resources, Inc. (a)(d)	330,000	710,116
Yamana Gold, Inc.	12,767,400	162,344,803
		2,703,636,154
Precious Metals & Minerals - 2.1%
ATAC Resources Ltd. (a)	37,200	279,215
Dalradian Resources, Inc. (a)	15,000	35,521
First Majestic Silver Corp. (a)	10,000	152,999
Fortuna Mines, Inc. (a)	40,000	203,861
Orko Silver Corp. (a)	346,000	840,731
Pan American Silver Corp.	949,187	37,113,217
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	3,394,480
Silver Standard Resources, Inc. (a)	1,061,800	28,817,258
Silver Wheaton Corp. (a)	640,200	27,222,919
Tahoe Resources, Inc.	1,000	16,329
		98,076,530
TOTAL METALS & MINING		2,811,940,475
Cayman Islands - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Real Gold Mining Ltd. (a)(d)	2,925,000	4,416,795
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zhaojin Mining Industry Co. Ltd. (H Shares)	8,187,950	34,799,839
Zijin Mining Group Co. Ltd. (H Shares)	64,542,000	52,956,264
		87,756,103

	Shares	Value
Luxembourg - 0.1%
METALS & MINING - 0.1%
Steel - 0.1%
Ternium SA sponsored ADR	144,300	$ 5,200,572
Peru - 0.5%
METALS & MINING - 0.5%
Precious Metals & Minerals - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	463,900	21,650,213
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR	697,566	23,821,879
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	73,300	1,383,171
TOTAL METALS & MINING		25,205,050
South Africa - 11.2%
METALS & MINING - 11.2%
Gold - 11.2%
AngloGold Ashanti Ltd. sponsored ADR (d)	6,507,952	317,848,376
Gold Fields Ltd.	55,000	985,196
Gold Fields Ltd. sponsored ADR	7,581,026	135,776,176
Harmony Gold Mining Co. Ltd.	1,484,000	17,391,539
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,491,800	52,913,404
		524,914,691
Precious Metals & Minerals - 0.0%
Anglo Platinum Ltd.	5,000	486,176
TOTAL METALS & MINING		525,400,867
Switzerland - 0.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Foster Wheeler AG (a)	132,618	4,795,467
United Kingdom - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Petropavlovsk PLC	2,770,929	48,835,446
United States of America - 7.2%
METALS & MINING - 7.2%
Diversified Metals & Mining - 0.1%
Walter Energy, Inc.	40,000	4,840,400
Gold - 7.1%
Allied Nevada Gold Corp. (a)	1,337,800	40,588,852
Allied Nevada Gold Corp. (Canada) (a)	20,000	608,288
Newmont Mining Corp.	4,221,850	233,341,650
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Gold - continued
Royal Gold, Inc.	940,413	$ 46,663,293
US Gold Corp. (a)(d)	1,310,100	9,511,326
		330,713,409
Precious Metals & Minerals - 0.0%
Coeur d'Alene Mines Corp. (a)	30,000	945,300
Paramount Gold & Silver Corp. (a)(d)	10,000	39,900
		985,200
TOTAL METALS & MINING		336,539,009
TOTAL COMMON STOCKS (Cost $3,248,618,022)		4,610,818,812
Commodities - 0.5%
	Troy Ounces
Gold Bullion (a) (Cost $14,601,400)	18,500	26,116,450
Money Market Funds - 13.4%

Fidelity Cash Central Fund, 0.19% (b)	40,583,120	40,583,120
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	586,930,925	586,930,925
TOTAL MONEY MARKET FUNDS (Cost $627,514,045)		627,514,045
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $3,890,733,467)		5,264,449,307
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(582,662,256)
NET ASSETS - 100%		$ 4,681,787,051
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $88,746,028 or 1.9% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,930
Fidelity Securities Lending Cash Central Fund	678,947
Total	$ 770,877
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 207,130,454	$ 24,953,280	$ 237,367,750	$ -	$ 26,107,166
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 4,610,818,812	$ 4,018,239,956	$ 592,578,856	$ -
Commodities	26,116,450	26,116,450	-	-
Money Market Funds	627,514,045	627,514,045	-	-
Total Investments:	$ 5,264,449,307	$ 4,671,870,451	$ 592,578,856	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $569,079,718) - See accompanying schedule: Unaffiliated issuers (cost $3,248,618,022)	$ 4,610,818,812
Fidelity Central Funds (cost $627,514,045)	627,514,045
Commodities (cost $14,601,400)	26,116,450
Total Investments (cost $3,890,733,467)		$ 5,264,449,307
Cash		3,427
Receivable for investments sold		16,094,242
Receivable for fund shares sold		11,759,060
Dividends receivable		1,436,278
Distributions receivable from Fidelity Central Funds		63,869
Prepaid expenses		7,789
Other receivables		31,365
Total assets		5,293,845,337

Liabilities
Payable for investments purchased Regular delivery	$ 9,682,395
Delayed delivery	3,122,409
Payable for fund shares redeemed	8,771,625
Accrued management fee	2,088,782
Distribution and service plan fees payable	127,723
Other affiliated payables	1,143,284
Other payables and accrued expenses	191,143
Collateral on securities loaned, at value	586,930,925
Total liabilities		612,058,286

Net Assets		$ 4,681,787,051
Net Assets consist of:
Paid in capital		$ 3,463,306,434
Accumulated net investment loss		(1,236)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(155,217,968)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,373,699,821
Net Assets		$ 4,681,787,051

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($149,177,688 ÷ 2,929,603 shares)	$ 50.92

Maximum offering price per share (100/94.25 of $50.92)	$ 54.03
Class T: Net Asset Value and redemption price per share ($45,846,153 ÷ 904,570 shares)	$ 50.68

Maximum offering price per share (100/96.50 of $50.68)	$ 52.52
Class B: Net Asset Value and offering price per share ($26,836,917 ÷ 536,534 shares)A	$ 50.02

Class C: Net Asset Value and offering price per share ($72,431,214 ÷ 1,454,074 shares)A	$ 49.81

Gold: Net Asset Value, offering price and redemption price per share ($4,250,248,712 ÷ 82,626,602 shares)	$ 51.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($137,246,367 ÷ 2,674,462 shares)	$ 51.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 20,259,733
Interest		215
Income from Fidelity Central Funds		770,877
Total income		21,030,825

Expenses
Management fee	$ 23,221,155
Transfer agent fees	11,208,569
Distribution and service plan fees	1,316,746
Accounting and security lending fees	1,537,791
Custodian fees and expenses	482,729
Independent trustees' compensation	22,282
Registration fees	324,310
Audit	69,408
Legal	13,259
Interest	934
Miscellaneous	44,541
Total expenses before reductions	38,241,724
Expense reductions	(843,975)	37,397,749
Net investment income (loss)		(16,366,924)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	335,695,287
Commodities	65,240,750
Foreign currency transactions	639,132
Total net realized gain (loss)		401,575,169
Change in net unrealized appreciation (depreciation) on: Investments	839,874,132
Assets and liabilities in foreign currencies	(9,727)
Commodities	(33,347,000)
Total change in net unrealized appreciation (depreciation)		806,517,405
Net gain (loss)		1,208,092,574
Net increase (decrease) in net assets resulting from operations		$ 1,191,725,650

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (16,366,924)	$ (11,767,758)
Net realized gain (loss)	401,575,169	141,739,537
Change in net unrealized appreciation (depreciation)	806,517,405	582,559,218
Net increase (decrease) in net assets resulting from operations	1,191,725,650	712,530,997
Distributions to shareholders from net realized gain	(403,524,767)	(56,010,412)
Share transactions - net increase (decrease)	849,828,502	418,234,847
Redemption fees	423,645	514,829
Total increase (decrease) in net assets	1,638,453,030	1,075,270,261

Net Assets
Beginning of period	3,043,334,021	1,968,063,760
End of period (including accumulated net investment loss of $1,236 and accumulated net investment loss of $919, respectively)	$ 4,681,787,051	$ 3,043,334,021

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.30)	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	15.28	11.00	(15.44)	15.00	(.07)
Total from investment operations	14.98	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.57)	(.71)	(.17)	(5.01)	-
Total distributions	(4.57)	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	36.99%	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.15%	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.14%	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,178	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.43)	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	15.21	10.96	(15.42)	15.05	(.09)
Total from investment operations	14.78	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.45)	(.63)	(.17)	(4.97)	-
Total distributions	(4.45)	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	36.62%	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.42%	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.90)%	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,846	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.66)	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	15.02	10.84	(15.34)	14.95	(.08)
Total from investment operations	14.36	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.21)	(.51)	(.17)	(4.84)	-
Total distributions	(4.21)	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	- K	.01	.02	.01	.01
Net asset value, end of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	35.97%	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.91%	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.39)%	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,837	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

Consolidated Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.64)	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	14.98	10.80	(15.30)	14.91	(.10)
Total from investment operations	14.34	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	-	(.17)	-
Distributions from net realized gain	(4.28)	(.53)	(.17)	(4.89)	-
Total distributions	(4.28)	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.01
Net asset value, end of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	36.01%	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.88%	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.87%	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.35)%	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,431	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.16)	(.04)	(.02)	.22 F
Net realized and unrealized gain (loss)	15.43	11.10	(15.51)	15.05	5.49
Total from investment operations	15.25	10.94	(15.55)	15.03	5.71
Distributions from net investment income	-	-	-	(.18)	(.02)
Distributions from net realized gain	(4.67)	(.77)	(.17)	(5.03)	(5.10)
Total distributions	(4.67)	(.77)	(.17)	(5.21)	(5.12)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Total Return A, B	37.35%	35.52%	(33.59)%	45.10%	16.19%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.98%	.89%	.85%	.90%
Expenses net of fee waivers, if any	.90%	.96%	.87%	.85%	.90%
Expenses net of all reductions	.89%	.94%	.86%	.81%	.87%
Net investment income (loss)	(.37)%	(.40)%	(.13)%	(.05)%	.62% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400
Portfolio turnover rate E	35%	46%	42%	55%	85%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	15.41	11.08	(15.49)	15.03	(.08)
Total from investment operations	15.26	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.72)	(.82)	(.17)	(5.04)	-
Total distributions	(4.72)	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.01	.02	.01	.01
Net asset value, end of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	37.45%	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.84%	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.83%	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.31)%	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,246	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2011

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary.

The Fund invests in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2011, the Fund held $26,107,166 in the Subsidiary, representing 0.6% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 1,108,022,042
Gross unrealized depreciation	(79,873,929)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,028,148,113
Tax Cost	$ 4,236,301,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 158,213,882
Undistributed long-term capital gains	$ 25,688,008
Net unrealized appreciation (depreciation)	$ 1,028,132,094

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 183,285,077	$ 56,010,412
Long-term Capital Gains	220,239,690	-
Total	$ 403,524,767	$ 56,010,412

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,874,696,211 and $1,415,831,862, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $471,020 and is reflected in Expense reductions on the Consolidated Statement of Operations.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 299,324	$ 12,201
Class T	.25%	.25%	181,474	370
Class B	.75%	.25%	241,245	181,088
Class C	.75%	.25%	594,703	222,899
			$ 1,316,746	$ 416,558

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 141,146
Class T	20,875
Class B*	49,877
Class C*	19,315
$ 231,213

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 334,693.28
Class T	109,369.30
Class B	70,450.29
Class C	152,333.26
Gold	10,351,630.28
Institutional Class	190,094.22
	$ 11,208,569

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,404 for the period.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,940,400.42%		$ 934

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,493 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $678,947. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $368,969 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,986.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net realized gain
Class A	$ 11,944,959	$ 1,356,457
Class T	3,497,337	386,094
Class B	2,159,100	226,465
Class C	5,735,528	480,176
Gold	369,777,197	53,033,502
Institutional Class	10,410,646	527,718
Total	$ 403,524,767	$ 56,010,412

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,813,814	1,548,727	$ 88,297,648	$ 60,979,204
Reinvestment of distributions	211,919	28,941	10,924,421	1,258,667
Shares redeemed	(1,131,112)	(828,099)	(54,494,300)	(32,946,669)
Net increase (decrease)	894,621	749,569	$ 44,727,769	$ 29,291,202
Class T
Shares sold	503,427	410,718	$ 24,561,424	$ 16,022,649
Reinvestment of distributions	65,695	8,602	3,372,922	372,822
Shares redeemed	(315,455)	(271,824)	(15,070,272)	(10,198,558)
Net increase (decrease)	253,667	147,496	$ 12,864,074	$ 6,196,913
Class B
Shares sold	147,555	271,111	$ 6,862,473	$ 10,287,423
Reinvestment of distributions	37,199	4,654	1,885,064	199,620
Shares redeemed	(108,197)	(95,719)	(5,152,463)	(3,721,090)
Net increase (decrease)	76,557	180,046	$ 3,595,074	$ 6,765,953
Class C
Shares sold	736,040	698,249	$ 34,773,958	$ 27,513,842
Reinvestment of distributions	91,950	9,039	4,652,354	386,528
Shares redeemed	(345,478)	(320,512)	(16,458,498)	(12,323,085)
Net increase (decrease)	482,512	386,776	$ 22,967,814	$ 15,577,285
Gold
Shares sold	38,551,839	40,468,485	$ 1,893,619,015	$ 1,581,099,363
Reinvestment of distributions	6,874,054	1,174,296	357,359,018	51,481,173
Shares redeemed	(32,315,161)	(33,470,388)	(1,572,262,287)	(1,303,757,681)
Net increase (decrease)	13,110,732	8,172,393	$ 678,715,746	$ 328,822,855
Institutional Class
Shares sold	2,014,694	933,259	$ 99,860,479	$ 39,237,749
Reinvestment of distributions	184,813	10,089	9,641,424	441,486
Shares redeemed	(457,947)	(208,491)	(22,543,878)	(8,098,596)
Net increase (decrease)	1,741,560	734,857	$ 86,958,025	$ 31,580,639

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Materials Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Materials Portfolio A	35.70%	12.73%	14.81%

A Prior to October 1, 2006, Materials Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Materials Portfolio, a class of the fund, on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Materials Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Tobias Welo, Portfolio Manager of Materials Portfolio: The fund's Retail Class shares returned 35.70% during the year, topping the S&P 500® and the 33.20% gain of the MSCI® U.S. IM Materials 25/50 Index. The specialty chemicals group had the largest positive impact on performance versus the MSCI index, entirely due to favorable stock selection. Fund performance also was lifted by an out-of-benchmark stake in coal and consumable fuels, as well as by solid picks in a number of other industries. Further, a weaker dollar aided our foreign holdings. An out-of-benchmark position in Netherlands-based LyondellBasell Industries was the fund's largest relative contributor. The company - a pure play on the industrial chemical ethylene - emerged from bankruptcy in April 2010, and in short order the stock embarked on an impressive rally, more than doubling from where I bought it. Ferro - a maker of coatings and paints to the construction, auto, appliance and electronics markets - also was a noteworthy contributor, returning almost 80% for the fund. I sold the stock to lock in profits. A third contributor in the specialty chemicals category was Innophos Holdings, which makes specialty-grade phosphate products for food, pharmaceutical and industrial markets. The stock surged higher in early February, when the company reported earnings that solidly beat estimates. Elsewhere, purchasing United States Steel during the period's second half was rewarding, and underweighting, and eventually selling, Vulcan Materials, a provider of crushed stone and other construction aggregates, also paid off in view of the stock's muted gain. Conversely, a modest cash position dampened the fund's gain in a strongly rising market. Out-of-index exposures to the construction/engineering and building products groups also held back performance, as did an underweighting in precious metals/minerals. At the stock level, not owning strong-performing steel producer Cliffs Natural Resources - a benchmark component - worked against the fund. Monsanto also hurt results, as growing competition for the company's popular Roundup® agricultural herbicide and its line of genetically modified seeds led the company to cut prices on some products, which ate into profits. Monsanto was the fund's biggest detractor in absolute terms and its second-largest detractor on a relative basis. Other detractors were Ecolab, which provides cleaning and sanitizing products and related items for hospitality, health care and government customers, and container maker Owens-Illinois, the latter of which I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.16%
Actual		$ 1,000.00	$ 1,362.10	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.44%
Actual		$ 1,000.00	$ 1,360.20	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.94%
Actual		$ 1,000.00	$ 1,356.70	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.92%
Actual		$ 1,000.00	$ 1,356.80	$ 11.22
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Materials	.87%
Actual		$ 1,000.00	$ 1,364.10	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,364.20	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	7.8	8.0
E.I. du Pont de Nemours & Co.	7.5	7.7
Freeport-McMoRan Copper & Gold, Inc.	6.9	5.6
Monsanto Co.	4.5	6.6
Praxair, Inc.	4.4	6.1
Newmont Mining Corp.	3.8	3.3
Air Products & Chemicals, Inc.	3.5	4.0
United States Steel Corp.	2.8	0.0
Alcoa, Inc.	2.1	0.0
The Mosaic Co.	2.1	2.7
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Chemicals	53.4%
Metals & Mining	31.9%
Containers & Packaging	5.7%
Construction Materials	1.2%
Food Products	1.0%
All Others*	6.8%

As of August 31, 2010
Chemicals	57.9%
Metals & Mining	25.8%
Containers & Packaging	7.2%
Construction Materials	2.3%
Paper & Forest Products	1.1%
All Others*	5.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CHEMICALS - 53.4%
Commodity Chemicals - 2.5%
Arkema SA	65,800	$ 4,807,164
Celanese Corp. Class A	738,693	30,618,825
Grasim Industries Ltd.	48,407	2,527,047
		37,953,036
Diversified Chemicals - 22.6%
Ashland, Inc.	464,683	26,161,653
BASF AG	87,436	7,271,073
Cabot Corp.	527,633	22,825,404
Dow Chemical Co.	3,107,211	115,463,957
E.I. du Pont de Nemours & Co.	2,037,677	111,807,337
FMC Corp.	178,400	13,815,296
Huntsman Corp.	539,333	9,519,227
Lanxess AG	122,493	9,111,274
PPG Industries, Inc.	79,800	7,052,724
Solutia, Inc. (a)	564,936	13,112,165
		336,140,110
Fertilizers & Agricultural Chemicals - 9.0%
CF Industries Holdings, Inc.	145,854	20,606,253
Intrepid Potash, Inc. (a)	39,700	1,532,420
Monsanto Co.	933,933	67,140,443
The Mosaic Co.	357,820	30,718,847
Uralkali JSC GDR (Reg. S)	215,814	8,820,318
Yara International ASA	92,100	4,883,555
		133,701,836
Industrial Gases - 7.9%
Air Products & Chemicals, Inc.	568,557	52,307,244
Praxair, Inc.	659,831	65,574,005
		117,881,249
Specialty Chemicals - 11.4%
Albemarle Corp.	187,835	10,811,783
Ecolab, Inc.	513,770	24,989,773
Innophos Holdings, Inc.	545,936	23,382,439
Kraton Performance Polymers, Inc. (a)	355,100	12,179,930
LyondellBasell Industries NV Class A (a)	376,752	14,346,716
OMNOVA Solutions, Inc. (a)	468,541	3,298,529
PolyOne Corp. (a)	248,260	3,445,849
Rockwood Holdings, Inc. (a)	321,032	14,944,040
Sherwin-Williams Co.	329,437	27,053,366
Symrise AG	366,983	9,629,891
Valspar Corp.	288,942	10,985,575
W.R. Grace & Co. (a)	397,246	15,111,238
		170,179,129
TOTAL CHEMICALS		795,855,360
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Environmental & Facility Services - 0.2%
Swisher Hygiene, Inc. (a)(d)	502,100	3,029,401

	Shares	Value
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
Orascom Construction Industries SAE GDR	190,800	$ 6,525,360
CONSTRUCTION MATERIALS - 1.2%
Construction Materials - 1.2%
HeidelbergCement AG	233,726	16,362,550
Prism Cement Ltd.	592,401	671,383
		17,033,933
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 4.6%
Ball Corp.	652,818	23,566,730
Crown Holdings, Inc. (a)	574,640	22,112,147
Greif, Inc. Class A	199,320	12,888,031
Silgan Holdings, Inc.	246,400	8,988,672
		67,555,580
Paper Packaging - 1.1%
Rock-Tenn Co. Class A (d)	244,900	16,812,385
TOTAL CONTAINERS & PACKAGING		84,367,965
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	406,728	15,122,147
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	94,100	5,115,276
METALS & MINING - 31.9%
Aluminum - 2.1%
Alcoa, Inc.	1,908,300	32,154,855
Diversified Metals & Mining - 14.4%
Anglo American PLC (United Kingdom)	322,851	17,497,785
BHP Billiton PLC	268,800	10,656,389
Compass Minerals International, Inc.	99,510	9,301,200
Freeport-McMoRan Copper & Gold, Inc.	1,954,362	103,483,468
Gujarat NRE Coke Ltd.	1,276,100	1,199,559
Gulf Resources, Inc. (a)(d)	278,029	2,491,140
HudBay Minerals, Inc.	608,400	10,554,996
Ivanhoe Mines Ltd. (a)	254,200	7,202,661
Kazakhmys PLC	211,900	4,974,834
MacArthur Coal Ltd.	584,412	7,068,264
Mongolian Mining Corp.	3,312,000	4,201,664
Teck Resources Ltd. Class B (sub. vtg.)	186,600	10,326,641
Walter Energy, Inc.	216,135	26,154,496
		215,113,097
Gold - 7.0%
AngloGold Ashanti Ltd. sponsored ADR	258,295	12,615,128
Centamin Egypt Ltd. (United Kingdom) (a)	2,503,700	4,823,709
Newcrest Mining Ltd.	279,895	10,819,080
Newmont Mining Corp.	1,029,533	56,902,289
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Randgold Resources Ltd. sponsored ADR	94,100	$ 7,617,395
Yamana Gold, Inc.	890,200	11,319,403
		104,097,004
Precious Metals & Minerals - 0.4%
Pan American Silver Corp.	140,500	5,493,551
Steel - 8.0%
Allegheny Technologies, Inc. (d)	185,500	12,443,340
Carpenter Technology Corp.	485,471	20,185,884
Commercial Metals Co.	258,987	4,317,313
Jindal Steel & Power Ltd.	222,643	3,235,246
Reliance Steel & Aluminum Co.	474,508	26,254,528
Ternium SA sponsored ADR	137,745	4,964,330
United States Steel Corp. (d)	719,035	41,337,322
Vale SA sponsored ADR	179,550	6,145,997
		118,883,960
TOTAL METALS & MINING		475,742,467
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
Paladin Energy Ltd. (a)	671,007	3,405,900
PT Bumi Resources Tbk	34,153,500	11,614,820
		15,020,720
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Specialized REITs - 0.7%
Weyerhaeuser Co.	438,585	10,705,860

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Trading Companies & Distributors - 0.2%
Brenntag AG	30,900	$ 3,230,132
TOTAL COMMON STOCKS (Cost $1,132,830,983)		1,431,748,621
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 0.19% (b)	56,769,086	56,769,086
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	59,743,976	59,743,976
TOTAL MONEY MARKET FUNDS (Cost $116,513,062)		116,513,062
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $1,249,344,045)		1,548,261,683
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(57,998,548)
NET ASSETS - 100%		$ 1,490,263,135
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,689
Fidelity Securities Lending Cash Central Fund	60,638
Total	$ 118,327
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,431,748,621	$ 1,397,271,941	$ 34,476,680	$ -
Money Market Funds	116,513,062	116,513,062	-	-
Total Investments in Securities:	$ 1,548,261,683	$ 1,513,785,003	$ 34,476,680	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Germany	3.1%
Canada	3.1%
United Kingdom	2.2%
Australia	1.7%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%
Income Tax Information
At February 28, 2011, the Fund had a capital loss carryforward of approximately $18,182,003 of which $17,489,907, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively.

A capital loss carryforward of approximately $4,359,948 was acquired from Paper and Forest Products Portfolio, of which $3,667,852, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $58,657,243) - See accompanying schedule: Unaffiliated issuers (cost $1,132,830,983)	$ 1,431,748,621
Fidelity Central Funds (cost $116,513,062)	116,513,062
Total Investments (cost $1,249,344,045)		$ 1,548,261,683
Cash		1,525,870
Foreign currency held at value (cost $48,163)		48,097
Receivable for investments sold		7,446,525
Receivable for fund shares sold		15,282,091
Dividends receivable		1,460,733
Distributions receivable from Fidelity Central Funds		26,829
Prepaid expenses		1,447
Other receivables		26,632
Total assets		1,574,079,907

Liabilities
Payable for investments purchased	$ 17,278,185
Payable for fund shares redeemed	5,679,245
Accrued management fee	669,790
Distribution and service plan fees payable	82,399
Other affiliated payables	288,780
Other payables and accrued expenses	74,397
Collateral on securities loaned, at value	59,743,976
Total liabilities		83,816,772

Net Assets		$ 1,490,263,135
Net Assets consist of:
Paid in capital		$ 1,213,090,370
Distributions in excess of net investment income		(22,442)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,722,153)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		298,917,360
Net Assets		$ 1,490,263,135

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($124,160,375 ÷ 1,774,622 shares)	$ 69.96

Maximum offering price per share (100/94.25 of $69.96)	$ 74.23
Class T: Net Asset Value and redemption price per share ($25,570,031 ÷ 366,973 shares)	$ 69.68

Maximum offering price per share (100/96.50 of $69.68)	$ 72.21
Class B: Net Asset Value and offering price per share ($13,506,519 ÷ 195,882 shares)A	$ 68.95

Class C: Net Asset Value and offering price per share ($46,524,719 ÷ 676,393 shares)A	$ 68.78

Materials: Net Asset Value, offering price and redemption price per share ($1,195,371,420 ÷ 17,050,065 shares)	$ 70.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($85,130,071 ÷ 1,215,279 shares)	$ 70.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 14,034,557
Special dividends		12,590,176
Interest		42
Income from Fidelity Central Funds		118,327
Total income		26,743,102

Expenses
Management fee	$ 5,076,388
Transfer agent fees	2,252,029
Distribution and service plan fees	648,252
Accounting and security lending fees	309,212
Custodian fees and expenses	61,955
Independent trustees' compensation	4,648
Registration fees	201,055
Audit	44,669
Legal	2,812
Interest	956
Tax expense	144
Miscellaneous	8,289
Total expenses before reductions	8,610,409
Expense reductions	(94,170)	8,516,239
Net investment income (loss)		18,226,863
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,324,733
Foreign currency transactions	(73,855)
Total net realized gain (loss)		5,250,878
Change in net unrealized appreciation (depreciation) on: Investment securities	249,899,172
Assets and liabilities in foreign currencies	1,275
Total change in net unrealized appreciation (depreciation)		249,900,447
Net gain (loss)		255,151,325
Net increase (decrease) in net assets resulting from operations		$ 273,378,188

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,226,863	$ 3,695,665
Net realized gain (loss)	5,250,878	54,954,095
Change in net unrealized appreciation (depreciation)	249,900,447	118,179,943
Net increase (decrease) in net assets resulting from operations	273,378,188	176,829,703
Distributions to shareholders from net investment income	(18,392,042)	(4,024,717)
Distributions to shareholders from net realized gain	(379,797)	-
Total distributions	(18,771,839)	(4,024,717)
Share transactions - net increase (decrease)	520,343,234	390,197,683
Redemption fees	97,765	93,068
Total increase (decrease) in net assets	775,047,348	563,095,737

Net Assets
Beginning of period	715,215,787	152,120,050
End of period (including distributions in excess of net investment income of $22,442 and undistributed net investment income of $21,306, respectively)	$ 1,490,263,135	$ 715,215,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	1.08 H	.30 I	.22	.46	.17
Net realized and unrealized gain (loss)	17.40	24.90	(29.46)	8.05	3.93
Total from investment operations	18.48	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(1.06)	(.32)	(.12)	(.32)	-
Distributions from net realized gain	(.01)	-	-	(2.21)	-
Total distributions	(1.07)	(.32)	(.12)	(2.53) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	35.33%	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, K
Expenses before reductions	1.16%	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.16%	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.15%	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	1.81% H	.65% I	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,160	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .41%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.90 H	.16 I	.10	.32	.11
Net realized and unrealized gain (loss)	17.34	24.81	(29.32)	8.00	3.87
Total from investment operations	18.24	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.92)	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.92)	(.19)	(.03)	(2.42) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	34.98%	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, K
Expenses before reductions	1.44%	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.44%	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.43%	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	1.54% H	.35% I	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,570	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.60 H	(.07) I	(.12)	.04	.06
Net realized and unrealized gain (loss)	17.13	24.61	(29.13)	7.98	3.84
Total from investment operations	17.73	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.65)	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.65)	(.04)	-	(2.25) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	34.29%	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.93%	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.92%	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	1.04% H	(.15)% I	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,507	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.61 H	(.06) I	(.13)	.04	.09
Net realized and unrealized gain (loss)	17.09	24.57	(29.07)	7.97	3.81
Total from investment operations	17.70	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.72)	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.72)	(.04)	-	(2.33) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	34.29%	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.93%	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.92%	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	1.04% H	(.13)% I	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,525	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2011	2010	2009	2008 J	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Income from Investment Operations
Net investment income (loss) C	1.25 F	.43 G	.38	.64	.42
Net realized and unrealized gain (loss)	17.43	24.91	(29.54)	8.01	9.36
Total from investment operations	18.68	25.34	(29.16)	8.65	9.78
Distributions from net investment income	(1.16)	(.40)	(.20)	(.36)	(.48)
Distributions from net realized gain	(.03)	-	-	(2.21)	(4.79)
Total distributions	(1.19)	(.40)	(.20)	(2.57) K	(5.27)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.06
Net asset value, end of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Total Return A, B	35.70%	91.77%	(51.15)%	17.10%	22.29%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.96%	.90%	.91%	1.01%
Expenses net of fee waivers, if any	.88%	.96%	.90%	.90%	.98%
Expenses net of all reductions	.87%	.94%	.90%	.89%	.96%
Net investment income (loss)	2.10% F	.92% G	.78%	1.14%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185	$ 230,147
Portfolio turnover rate E	87%	104% I	117%	77%	185%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KTotal distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	1.28 G	.46 H	.38	.64	.08
Net realized and unrealized gain (loss)	17.40	24.89	(29.53)	8.00	3.92
Total from investment operations	18.68	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(1.19)	(.44)	(.20)	(.36)	-
Distributions from net realized gain	(.03)	-	-	(2.21)	-
Total distributions	(1.22)	(.44)	(.20)	(2.56) M	-
Redemption fees added to paid in capital D	.01	.01	.01	.01	.01
Net asset value, end of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	35.73%	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, J
Expenses before reductions	.86%	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.86%	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.85%	.93%	.90%	.89%	1.04% A
Net investment income (loss)	2.11% G	.94% H	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,130	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	87%	104% K	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. HInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. KThe portfolio turnover rate does not include the assets acquired in the merger. LFor the year ended February 29. MTotal distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 310,846,676
Gross unrealized depreciation	(15,469,188)
Net unrealized appreciation (depreciation) on securities and other investments	$ 295,377,488
Tax Cost	$ 1,252,884,195

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (18,182,003)
Net unrealized appreciation (depreciation)	$ 295,377,210

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 18,771,839	$ 4,024,717

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,261,371,136 and $778,483,528, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 180,708	$ 8,693
Class T	.25%	.25%	89,160	331
Class B	.75%	.25%	112,358	84,410
Class C	.75%	.25%	266,026	108,067
			$ 648,252	$ 201,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135,495
Class T	13,835
Class B*	20,335
Class C*	9,166
$ 178,831

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 200,549.28
Class T	53,555.30
Class B	33,293.30
Class C	76,639.29
Materials	1,816,001.24
Institutional Class	71,992.23
	$ 2,252,029

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,777 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,741,091.46%		$ 956

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,014 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,638. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,109 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 1,422,379	$ 238,202
Class T	289,521	47,220
Class B	122,322	5,848
Class C	341,974	12,908
Materials	15,509,343	3,662,178
Institutional Class	706,503	58,361
Total	$ 18,392,042	$ 4,024,717
From net realized gain
Class A	$ 10,674	$ -
Materials	358,147	-
Institutional Class	10,976	-
Total	$ 379,797	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,281,666	858,136	$ 79,405,808	$ 40,135,680
Reinvestment of distributions	18,751	4,377	1,225,248	220,619
Shares redeemed	(522,145)	(256,610)	(29,567,388)	(11,780,339)
Net increase (decrease)	778,272	605,903	$ 51,063,668	$ 28,575,960
Class T
Shares sold	162,727	167,992	$ 9,996,553	$ 7,326,294
Reinvestment of distributions	4,298	941	280,166	45,756
Shares redeemed	(81,055)	(67,330)	(4,620,393)	(3,005,643)
Net increase (decrease)	85,970	101,603	$ 5,656,326	$ 4,366,407
Class B
Shares sold	78,978	131,820	$ 4,548,346	$ 5,954,562
Reinvestment of distributions	1,536	103	99,242	4,824
Shares redeemed	(68,559)	(43,087)	(3,840,777)	(1,785,370)
Net increase (decrease)	11,955	88,836	$ 806,811	$ 4,174,016
Class C
Shares sold	420,386	299,617	$ 26,286,596	$ 13,304,163
Reinvestment of distributions	4,421	234	284,977	10,972
Shares redeemed	(143,652)	(106,334)	(7,964,201)	(4,538,206)
Net increase (decrease)	281,155	193,517	$ 18,607,372	$ 8,776,929
Materials
Shares sold	11,993,105	11,253,841	$ 750,476,205	$ 539,188,177
Issued in exchange for shares of Paper and Forest Products Portfolio	-	337,332	-	13,304,373
Reinvestment of distributions	229,147	68,039	14,963,249	3,440,550
Shares redeemed	(6,662,930)	(4,780,310)	(384,640,831)	(223,285,260)
Net increase (decrease)	5,559,322	6,878,902	$ 380,798,623	$ 332,647,840

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Institutional Class
Shares sold	1,219,205	269,782	$ 77,607,131	$ 13,383,120
Reinvestment of distributions	8,764	839	572,066	43,347
Shares redeemed	(272,695)	(36,606)	(14,768,763)	(1,769,936)
Net increase (decrease)	955,274	234,015	$ 63,410,434	$ 11,656,531

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of the Select Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Chemicals Portfolio, Gold Portfolio, and Materials Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio) including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio)and the financial highlights present fairly, in all material respects, the financial position of Chemical Portfolio, Gold Portfolio and Materials Portfolio(funds of Fidelity Select Portfolios) and Gold Portfolio's wholly owned subsidiary at February 28, 2011, the results of each of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Chemicals Portfolio	04/18/10	04/15/10	$0.020	$0.000
Gold Portfolio	04/18/10	04/15/10	$0.000	$2.029
Materials Portfolio	04/18/10	04/15/10	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Gold Portfolio	$245,927,697

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Chemicals Portfolio	100%	100%
Gold Portfolio	0%	2%
Materials Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Chemicals Portfolio	100%	100%
Gold Portfolio	4%	10%
Materials Portfolio	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio	04/12/10	$0.022	$0.0023
Gold Portfolio	12/13/10	$0.098	$0.0085

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELMT-UANNPRO-0411
1.910424.101

Fidelity®
Select Portfolios®
Information Technology Sector

Communications Equipment Portfolio

Computers Portfolio

Electronics Portfolio

IT Services Portfolio

Software and Computer Services Portfolio

Technology Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Shareholder Expense Example	<Click Here>
Communications Equipment Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Computers Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Electronics Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
IT Services Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Software and Computer Services Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Technology Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion of Fund Performance
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

Annual Report

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Communications Equipment Portfolio	.90%
Actual		$ 1,000.00	$ 1,430.00	$ 5.42
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Computers Portfolio	.87%
Actual		$ 1,000.00	$ 1,384.90	$ 5.14
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Electronics Portfolio	.85%
Actual		$ 1,000.00	$ 1,543.20	$ 5.36
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26
IT Services Portfolio	.93%
Actual		$ 1,000.00	$ 1,331.90	$ 5.38
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66
Software and Computer Services Portfolio	.83%
Actual		$ 1,000.00	$ 1,336.00	$ 4.81
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16
Technology Portfolio	.84%
Actual		$ 1,000.00	$ 1,398.70	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.63	$ 4.21

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Communications Equipment Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Communications Equipment Portfolio A	42.38%	6.58%	2.22%

A Prior to October 1, 2006, Communications Equipment Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Communications Equipment Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Communications Equipment Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Charlie Chai, Portfolio Manager of Communications Equipment Portfolio: During the past year, the fund returned 42.38%, well ahead of the 26.16% return of the S&P® Custom Communications Equipment Index and the broadly based S&P 500®. The majority of the fund's outperformance versus its industry index was traceable to favorable stock picking in its core area of communications equipment. Other factors lifting the fund's performance included out-of-benchmark exposure to a number of strong-performing industries, including semiconductors, electronic manufacturing services and Internet software/services, among others. Within communications equipment, my decision to emphasize smaller, fast-growing companies at the forefront of trends such as cloud computing and smartphones was particularly beneficial. At the same time, I underweighted some large benchmark components that were laggards, which also lifted fund performance. One of those laggards was Finnish wireless handset maker Nokia, the fund's largest contributor to relative performance. During the period, Nokia struggled to compete in the high-end smartphone market. Also boosting fund performance was a sizable underweighting in networking equipment maker Cisco Systems, the largest benchmark component and also the third-largest contributor to relative performance. Although I maintained a significant underweighting in Cisco for most of the period, the stock became a bargain, in my opinion, when it pulled back sharply in November after the company lowered its fiscal 2011 revenue guidance. The fund ended the period with Cisco at almost 13% of net assets, which was roughly a market weighting. Other contributors included Acme Packet, a maker of session-border-control equipment used to integrate Internet Protocol (IP) capabilities with corporate phone systems; Taiwan-based smartphone maker HTC; ADTRAN, which makes network access solutions for communications networks; and Trimble Navigation, a maker of GPS (global positioning system) instruments. HTC and Trimble Navigation were out-of-index holdings. Conversely, relative performance was hampered by Finisar, which makes optical subsystems and components. The fund recorded a triple-digit gain in the stock, but underweighting it hurt relative performance. Untimely ownership of Swedish networking equipment provider Ericsson and Canadian smartphone maker Research In Motion also dampened the fund's gain, as did an underweighting in Motorola - known as Motorola Solutions after the company's January 2011 spinoff of its handset division. Not owning benchmark component InterDigital, a provider of key technologies for wireless networks, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Communications Equipment Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	13.6	13.0
Cisco Systems, Inc.	12.9	8.2
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	7.4	8.3
Juniper Networks, Inc.	5.5	4.5
HTC Corp.	4.5	1.6
Alcatel-Lucent SA sponsored ADR	3.8	0.1
Motorola Mobility Holdings, Inc.	3.2	0.0
ADTRAN, Inc.	2.4	2.3
JDS Uniphase Corp.	2.3	1.4
Ciena Corp.	2.2	0.4
	57.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Communications Equipment	80.8%
Software	4.4%
Semiconductors & Semiconductor Equipment	3.7%
Wireless Telecommunication Services	2.8%
Electronic Equipment & Components	2.3%
All Others*	6.0%

As of August 31, 2010
Communications Equipment	78.5%
Semiconductors & Semiconductor Equipment	4.9%
Software	4.6%
Wireless Telecommunication Services	3.6%
Computers & Peripherals	2.8%
All Others*	5.6%

* Includes short-term investments and net other assets.

Annual Report

Communications Equipment Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 80.6%
Communications Equipment - 80.6%
Acme Packet, Inc. (a)	158,490	$ 11,924,788
ADTRAN, Inc.	305,100	13,875,948
ADVA AG Optical Networking (a)	372,136	3,415,092
Alcatel-Lucent SA sponsored ADR (a)(d)	4,570,943	22,397,621
Arris Group, Inc. (a)	261,429	3,450,863
Aruba Networks, Inc. (a)	224,760	6,843,942
Aviat Networks, Inc. (a)	74,065	452,537
BigBand Networks, Inc. (a)	704,147	1,830,782
Black Box Corp.	9,800	374,262
Blue Coat Systems, Inc. (a)	70,800	1,992,312
Brocade Communications Systems, Inc. (a)	712,741	4,540,160
Ceragon Networks Ltd. (a)	81,785	1,016,588
China Wireless Technologies Ltd.	2,704,000	1,003,410
Ciena Corp. (a)(d)	477,391	13,161,670
Cisco Systems, Inc. (a)	4,093,826	75,981,411
Comverse Technology, Inc. (a)	44,610	323,423
DG FastChannel, Inc. (a)	74,200	2,456,762
Digi International, Inc. (a)	66,600	737,262
DragonWave, Inc. (a)	207,300	1,622,116
EchoStar Holding Corp. Class A (a)	52,180	1,810,646
Emulex Corp. (a)	242,900	2,671,900
F5 Networks, Inc. (a)	23,170	2,734,292
Finisar Corp. (a)	239,472	9,823,141
Harmonic, Inc. (a)	285,540	2,744,039
Harris Corp.	170,500	7,955,530
HTC Corp.	731,850	26,432,194
Infinera Corp. (a)	64,774	518,840
Ixia (a)	182,204	3,197,680
JDS Uniphase Corp. (a)	538,327	13,280,527
Juniper Networks, Inc. (a)	735,712	32,371,328
Motorola Mobility Holdings, Inc.	624,408	18,857,122
Motorola Solutions, Inc.	29,381	1,135,282
Nokia Corp. sponsored ADR (d)	455,535	3,931,267
Oclaro, Inc. (a)	183,063	3,227,401
Oplink Communications, Inc. (a)	60,746	1,652,899
Opnext, Inc. (a)	258,799	1,084,368
Polycom, Inc. (a)	192,800	9,215,840
Powerwave Technologies, Inc. (a)	389,800	1,438,362
QUALCOMM, Inc.	1,340,819	79,885,995
Research In Motion Ltd. (a)	11,900	787,066
Riverbed Technology, Inc. (a)	300,642	12,413,508
Sandvine Corp. (a)	1,458,000	4,622,454
Sandvine Corp. (U.K.) (a)	118,328	389,858
ShoreTel, Inc. (a)	907,124	6,159,372
Sierra Wireless, Inc. (a)	194,000	2,041,369
Sonus Networks, Inc. (a)	40,232	121,903
Sycamore Networks, Inc.	142,100	3,033,835
Tekelec (a)	192,740	1,478,316
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	3,389,180	43,517,071

	Shares	Value
Tellabs, Inc.	334,300	$ 1,801,877
ZTE Corp. (H Shares)	1,135,600	5,234,725
		472,970,956
COMPUTERS & PERIPHERALS - 2.1%
Computer Hardware - 1.9%
Apple, Inc. (a)	32,077	11,329,917
Computer Storage & Peripherals - 0.2%
Novatel Wireless, Inc. (a)	139,202	824,076
TOTAL COMPUTERS & PERIPHERALS		12,153,993
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
A123 Systems, Inc. (a)	1,400	13,272
General Cable Corp. (a)	34,800	1,511,016
		1,524,288
ELECTRONIC EQUIPMENT & COMPONENTS - 2.3%
Electronic Components - 0.3%
Cando Corp. (a)	1,063,243	827,158
Young Fast Optoelectron Co. Ltd.	82,000	727,424
		1,554,582
Electronic Manufacturing Services - 2.0%
Jabil Circuit, Inc.	85,000	1,821,550
Trimble Navigation Ltd. (a)	202,900	9,972,535
		11,794,085
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		13,348,667
HEALTH CARE TECHNOLOGY - 0.0%
Health Care Technology - 0.0%
athenahealth, Inc. (a)	400	18,136
INTERNET SOFTWARE & SERVICES - 0.6%
Internet Software & Services - 0.6%
Equinix, Inc. (a)	500	43,220
OpenTable, Inc. (a)	100	8,887
Rackspace Hosting, Inc. (a)	15,800	583,178
Tencent Holdings Ltd.	116,900	3,092,116
		3,727,401
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.1%
Amadeus IT Holding SA Class A (a)	17,100	332,378
NeuStar, Inc. Class A (a)	16,400	414,100
		746,478
IT Consulting & Other Services - 0.1%
Yucheng Technologies Ltd. (a)(d)	60,300	245,421
TOTAL IT SERVICES		991,899
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
Semiconductors - 3.7%
Applied Micro Circuits Corp. (a)	110,450	1,159,725
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Avago Technologies Ltd.	31,000	$ 1,053,690
Cavium Networks, Inc. (a)	12,701	548,429
Cirrus Logic, Inc. (a)(d)	59,668	1,393,248
CSR PLC	58,483	370,545
Cypress Semiconductor Corp. (a)	32,800	687,488
Entropic Communications, Inc. (a)	3,900	36,114
Exar Corp. (a)	6,701	43,355
Hittite Microwave Corp. (a)	800	49,104
Ikanos Communications, Inc. (a)	183,615	231,355
Infineon Technologies AG	26,084	285,376
Inphi Corp.	57,900	1,389,021
Netlogic Microsystems, Inc. (a)	48,898	2,023,888
ON Semiconductor Corp. (a)	90,444	1,008,451
Pericom Semiconductor Corp. (a)	45,400	456,724
Pixelplus Co. Ltd. ADR (a)	30,925	57,211
PLX Technology, Inc. (a)	21,500	80,840
RDA Microelectronics, Inc. sponsored ADR	126,500	1,720,400
Spreadtrum Communications, Inc. ADR (a)(d)	314,500	6,277,420
Standard Microsystems Corp. (a)	55,597	1,474,988
Volterra Semiconductor Corp. (a)	49,300	1,243,839
		21,591,211
SOFTWARE - 4.4%
Application Software - 3.0%
AsiaInfo Holdings, Inc. (a)	70,600	1,436,710
AutoNavi Holdings Ltd. ADR	92,400	1,469,160
BroadSoft, Inc. (a)	224,200	7,914,260
NetScout Systems, Inc. (a)	109,107	2,726,584
Smith Micro Software, Inc. (a)	28,632	268,282
SolarWinds, Inc. (a)	46,871	1,052,254
Synchronoss Technologies, Inc. (a)	76,867	2,633,463
Taleo Corp. Class A (a)	1,800	58,122
TeleNav, Inc.	5,800	65,076
		17,623,911
Systems Software - 1.4%
Allot Communications Ltd. (a)	37,800	602,343
Fortinet, Inc. (a)	50,850	2,076,714
Opnet Technologies, Inc.	88,428	3,013,626
Rovi Corp. (a)	35,229	1,952,391
TeleCommunication Systems, Inc. Class A (a)	166,423	710,626
		8,355,700
TOTAL SOFTWARE		25,979,611

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - 2.8%
Wireless Telecommunication Services - 2.8%
American Tower Corp. Class A (a)	121,010	$ 6,529,700
Crown Castle International Corp. (a)	87,100	3,671,265
SBA Communications Corp. Class A (a)	129,264	5,440,722
SOFTBANK CORP.	17,400	715,429
		16,357,116
TOTAL COMMON STOCKS (Cost $479,079,628)		568,663,278
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
Ciena Corp. 0.25% 5/1/13 (Cost $930,000)	$ 930,000	937,161
Money Market Funds - 10.7%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	11,445,415	11,445,415
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	51,670,550	51,670,550
TOTAL MONEY MARKET FUNDS (Cost $63,115,965)		63,115,965
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $543,125,593)		632,716,404
NET OTHER ASSETS (LIABILITIES) - (7.8)%		(45,921,572)
NET ASSETS - 100%		$ 586,794,832
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,231
Fidelity Securities Lending Cash Central Fund	135,318
Total	$ 150,549
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 568,663,278	$ 539,961,073	$ 28,702,205	$ -
Convertible Bonds	937,161	-	937,161	-
Money Market Funds	63,115,965	63,115,965	-	-
Total Investments in Securities:	$ 632,716,404	$ 603,077,038	$ 29,639,366	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 17,009
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(17,009)
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	76.9%
Sweden	7.4%
Taiwan	4.8%
France	3.8%
Cayman Islands	2.4%
Canada	1.6%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $32,212,158 of which $3,347,694, $1,904,449, $13,297,103 and $13,662,912 will expire in fiscal 2012, 2015, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

A capital loss carryforward of approximately $17,899,915 was acquired from Networking and Infrastructure Portfolio, of which $3,347,694, $1,904,449, $8,250,126 and $4,397,646 will expire in fiscal 2012, 2015, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Communications Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $50,581,972) - See accompanying schedule: Unaffiliated issuers (cost $480,009,628)	$ 569,600,439
Fidelity Central Funds (cost $63,115,965)	63,115,965
Total Investments (cost $543,125,593)		$ 632,716,404
Receivable for investments sold		1,826,125
Receivable for fund shares sold		4,404,196
Dividends receivable		260,706
Interest receivable		769
Distributions receivable from Fidelity Central Funds		8,797
Prepaid expenses		757
Other receivables		14,607
Total assets		639,232,361

Liabilities
Payable to custodian bank	$ 32
Payable for fund shares redeemed	345,280
Accrued management fee	259,397
Other affiliated payables	125,700
Other payables and accrued expenses	36,570
Collateral on securities loaned, at value	51,670,550
Total liabilities		52,437,529

Net Assets		$ 586,794,832
Net Assets consist of:
Paid in capital		$ 532,141,744
Accumulated net investment loss		(176)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,937,547)
Net unrealized appreciation (depreciation) on investments		89,590,811
Net Assets, for 19,823,265 shares outstanding		$ 586,794,832
Net Asset Value, offering price and redemption price per share ($586,794,832 ÷ 19,823,265 shares)		$ 29.60

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,778,909
Interest		2,356
Income from Fidelity Central Funds (including $135,318 from security lending)		150,549
Total income		1,931,814

Expenses
Management fee	$ 2,311,158
Transfer agent fees	1,164,712
Accounting and security lending fees	166,594
Custodian fees and expenses	37,565
Independent trustees' compensation	2,325
Registration fees	32,842
Audit	35,068
Legal	5,212
Interest	516
Miscellaneous	4,887
Total expenses before reductions	3,760,879
Expense reductions	(55,224)	3,705,655
Net investment income (loss)		(1,773,841)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	56,075,215
Foreign currency transactions	2,648
Total net realized gain (loss)		56,077,863
Change in net unrealized appreciation (depreciation) on investment securities		96,827,694
Net gain (loss)		152,905,557
Net increase (decrease) in net assets resulting from operations		$ 151,131,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,773,841)	$ (1,259,876)
Net realized gain (loss)	56,077,863	54,600,253
Change in net unrealized appreciation (depreciation)	96,827,694	100,949,585
Net increase (decrease) in net assets resulting from operations	151,131,716	154,289,962
Distributions to shareholders from net investment income	-	(937,682)
Share transactions Proceeds from sales of shares	259,307,651	227,078,826
Net asset value of shares issued in exchange for the net assets of Networking and Infrastructure Portfolio (Note 12)	-	66,583,971
Reinvestment of distributions	-	900,738
Cost of shares redeemed	(160,569,712)	(236,954,161)
Net increase (decrease) in net assets resulting from share transactions	98,737,939	57,609,374
Redemption fees	15,161	30,144
Total increase (decrease) in net assets	249,884,816	210,991,798

Net Assets
Beginning of period	336,910,016	125,918,218
End of period (including accumulated net investment loss of $176 and accumulated net investment loss of $1,821,419, respectively)	$ 586,794,832	$ 336,910,016
Other Information Shares
Sold	10,453,658	13,101,569
Issued in exchange for the shares of Networking and Infrastructure Portfolio (Note 12)	-	3,975,162
Issued in reinvestment of distributions	-	44,790
Redeemed	(6,839,533)	(12,657,351)
Net increase (decrease)	3,614,125	4,464,170

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 I	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 20.79	$ 10.72	$ 19.50	$ 20.64	$ 21.67
Income from Investment Operations
Net investment income (loss) C	(.10)	(.07) F	.04	(.12)	(.13)
Net realized and unrealized gain (loss)	8.91	10.20	(8.77)	(1.02)	(.90)
Total from investment operations	8.81	10.13	(8.73)	(1.14)	(1.03)
Distributions from net investment income	-	(.06)	(.05)	-	-
Redemption fees added to paid in capital C, J	-	-	-	-	-
Net asset value, end of period	$ 29.60	$ 20.79	$ 10.72	$ 19.50	$ 20.64
Total Return A, B	42.38%	94.47%	(44.79)%	(5.52)%	(4.75)%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.97%	.95%	.93%	1.01%
Expenses net of fee waivers, if any	.91%	.97%	.95%	.93%	1.01%
Expenses net of all reductions	.90%	.95%	.94%	.93%	1.00%
Net investment income (loss)	(.43)%	(.41)% F	.25%	(.55)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 586,795	$ 336,910	$ 125,918	$ 241,213	$ 321,967
Portfolio turnover rate E	85%	143% H	120%	39%	122%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.63)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H The portfolio turnover rate does not include the assets acquired in the merger. I For the year ended February 29. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Computers Portfolio	37.19%	9.75%	3.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Computers Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Computers Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Matthew Schuldt, who became Portfolio Manager of Computers Portfolio on April 1, 2010: During the past year, the fund returned 37.19%, about in line with the 37.61% return of the S&P® Custom Computers & Peripherals Index and considerably ahead of the broadly based S&P 500® Index. Versus its industry index, favorable stock selection in computer storage/peripherals aided the fund's performance, as did exposure to several out-of-index groups, including electronic manufacturing services, communications equipment and application software. The top individual contributor was an out-of-index position in HTC, a Hong Kong-based provider of smartphones that rode the explosion in popularity of phones running Google's AndroidTM operating system. Underweightings in Intermec, a maker of bar-coding systems, and computer disk-drive manufacturer Seagate Technology also were timely, given the poor results of those stocks. Further lifting performance was Apple, maker of the popular iPhone® smartphone and iPad® tablet computer. During the period, I increased the fund's stake in Apple - a key contributor to relative performance and the fund's largest absolute contributor by a wide margin - making it by far our largest holding, on average. Timely ownership of data storage player Compellent Technologies provided a performance boost as well. In February, the company was acquired by Dell. Conversely, subpar stock picking and a modest underweighting in computer hardware hampered performance. Small exposures to semiconductors and technology distributors - non-benchmark groups where our performance lagged the industry index by quite a bit - also detracted. Computer maker HP was the fund's largest absolute and relative detractor, as the stock struggled following the sudden departure in August of CEO Mark Hurd in August. Four key detractors resulted from underweighting stocks of companies that were acquired or received takeover bids during the period. All of these companies were in various segments of the data storage industry: Isilon Systems, Hypercom, 3PAR and Netezza.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Computers Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	17.1	17.9
Hewlett-Packard Co.	10.1	10.6
EMC Corp.	9.3	6.7
International Business Machines Corp.	6.8	10.1
Dell, Inc.	5.4	5.0
NetApp, Inc.	4.3	4.5
SanDisk Corp.	4.0	3.0
Western Digital Corp.	2.9	3.2
Teradata Corp.	2.8	2.8
Seagate Technology	2.6	3.1
	65.3
Top Industries (% of fund's net assets)
As of February 28, 2011
Computers & Peripherals	78.2%
IT Services	11.5%
Semiconductors & Semiconductor Equipment	3.2%
Software	2.2%
Communications Equipment	1.7%
All Others*	3.2%

As of August 31, 2010
Computers & Peripherals	80.3%
IT Services	12.9%
Communications Equipment	2.7%
Software	1.7%
Electronic Equipment & Components	1.3%
All Others*	1.1%

* Includes short-term investments and net other assets.

Annual Report

Computers Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 1.7%
Communications Equipment - 1.7%
HTC Corp.	120,000	$ 4,334,035
Motorola Mobility Holdings, Inc.	95,125	2,872,775
Motorola Solutions, Inc.	2,036	78,671
Research In Motion Ltd. (a)	50,000	3,307,000
		10,592,481
COMPUTERS & PERIPHERALS - 78.2%
Computer Hardware - 40.0%
Apple, Inc. (a)	294,100	103,879,060
Avid Technology, Inc. (a)	256,500	5,658,390
Cray, Inc. (a)	505,000	3,726,900
Dell, Inc. (a)	2,086,907	33,035,738
Diebold, Inc.	61,800	2,172,888
Hewlett-Packard Co.	1,410,655	61,546,878
NCR Corp. (a)	585,100	11,175,410
Silicon Graphics International Corp. (a)	560,700	8,696,457
Stratasys, Inc. (a)(d)	212,331	9,635,581
Super Micro Computer, Inc. (a)	298,200	4,458,090
		243,985,392
Computer Storage & Peripherals - 38.2%
Electronics for Imaging, Inc. (a)	405,115	6,250,924
EMC Corp. (a)	2,076,178	56,492,803
Hutchinson Technology, Inc. (a)(d)	611,225	1,919,247
Hypercom Corp. (a)	395,260	3,948,647
Imation Corp. (a)	410,000	4,706,800
Immersion Corp. (a)	440,000	3,124,000
Intermec, Inc. (a)	406,500	4,564,995
Intevac, Inc. (a)	207,200	2,645,944
Lexmark International, Inc. Class A (a)	250,800	9,412,524
NetApp, Inc. (a)	510,460	26,370,364
Novatel Wireless, Inc. (a)(d)	986,424	5,839,630
QLogic Corp. (a)	362,008	6,537,864
Quantum Corp. (a)	4,168,200	10,795,638
Rimage Corp.	135,000	2,026,350
SanDisk Corp. (a)	489,000	24,254,400
Seagate Technology (a)	1,232,800	15,656,560
STEC, Inc. (a)(d)	573,500	11,716,605
Synaptics, Inc. (a)(d)	492,200	14,519,900
Western Digital Corp. (a)	586,684	17,940,797
Xyratex Ltd. (a)	290,800	3,696,068
		232,420,060
TOTAL COMPUTERS & PERIPHERALS		476,405,452

	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - 0.9%
Electronic Manufacturing Services - 0.8%
Jabil Circuit, Inc.	232,400	$ 4,980,332
Multi-Fineline Electronix, Inc. (a)	22	630
		4,980,962
Technology Distributors - 0.1%
Avnet, Inc. (a)	17,441	596,657
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		5,577,619
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
Rackspace Hosting, Inc. (a)(d)	84,100	3,104,131
IT SERVICES - 11.5%
Data Processing & Outsourced Services - 0.6%
VeriFone Systems, Inc. (a)	82,400	3,744,256
IT Consulting & Other Services - 10.9%
Atos Origin SA (a)	85,000	4,920,149
Cognizant Technology Solutions Corp. Class A (a)	40,000	3,074,800
International Business Machines Corp.	256,348	41,497,614
Teradata Corp. (a)	350,600	16,765,692
		66,258,255
TOTAL IT SERVICES		70,002,511
OFFICE ELECTRONICS - 1.1%
Office Electronics - 1.1%
Xerox Corp.	610,000	6,557,500
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
Semiconductors - 3.2%
Marvell Technology Group Ltd. (a)	530,000	9,688,400
National Semiconductor Corp.	339,500	5,262,250
NXP Semiconductors NV	135,000	4,313,250
		19,263,900
SOFTWARE - 2.2%
Application Software - 0.5%
Autonomy Corp. PLC (a)	130,000	3,472,653
Systems Software - 1.7%
CA, Inc.	170,000	4,212,600
Check Point Software Technologies Ltd. (a)	120,000	5,980,800
		10,193,400
TOTAL SOFTWARE		13,666,053
TOTAL COMMON STOCKS (Cost $555,874,456)		605,169,647
Money Market Funds - 4.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	1,754,158	$ 1,754,158
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	25,065,610	25,065,610
TOTAL MONEY MARKET FUNDS (Cost $26,819,768)		26,819,768
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $582,694,224)		631,989,415
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(22,502,252)
NET ASSETS - 100%		$ 609,487,163
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 16,757
Fidelity Securities Lending Cash Central Fund	358,557
Total	$ 375,314
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 605,169,647	$ 600,835,612	$ 4,334,035	$ -
Money Market Funds	26,819,768	26,819,768	-	-
Total Investments in Securities:	$ 631,989,415	$ 627,655,380	$ 4,334,035	$ -
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $23,694,802 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $23,989,681) - See accompanying schedule: Unaffiliated issuers (cost $555,874,456)	$ 605,169,647
Fidelity Central Funds (cost $26,819,768)	26,819,768
Total Investments (cost $582,694,224)		$ 631,989,415
Receivable for investments sold		30,807,973
Receivable for fund shares sold		1,241,512
Dividends receivable		237,191
Distributions receivable from Fidelity Central Funds		8,249
Prepaid expenses		991
Other receivables		213,261
Total assets		664,498,592

Liabilities
Payable to custodian bank	$ 86
Payable for investments purchased	22,645,378
Payable for fund shares redeemed	6,842,268
Accrued management fee	288,623
Other affiliated payables	136,882
Other payables and accrued expenses	32,582
Collateral on securities loaned, at value	25,065,610
Total liabilities		55,011,429

Net Assets		$ 609,487,163
Net Assets consist of:
Paid in capital		$ 606,648,956
Accumulated net investment loss		(179)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,428,715)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		49,267,101
Net Assets, for 10,191,392 shares outstanding		$ 609,487,163
Net Asset Value, offering price and redemption price per share ($609,487,163 ÷ 10,191,392 shares)		$ 59.80

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 1,566,938
Interest		228
Income from Fidelity Central Funds (including $358,557 from security lending)		375,314
Total income		1,942,480

Expenses
Management fee	$ 2,905,879
Transfer agent fees	1,340,754
Accounting and security lending fees	201,758
Custodian fees and expenses	43,063
Independent trustees' compensation	3,020
Registration fees	35,317
Audit	55,292
Legal	2,926
Miscellaneous	6,142
Total expenses before reductions	4,594,151
Expense reductions	(52,292)	4,541,859
Net investment income (loss)		(2,599,379)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	122,912,539
Foreign currency transactions	32,532
Total net realized gain (loss)		122,945,071
Change in net unrealized appreciation (depreciation) on: Investment securities	44,951,398
Assets and liabilities in foreign currencies	4,112
Total change in net unrealized appreciation (depreciation)		44,955,510
Net gain (loss)		167,900,581
Net increase (decrease) in net assets resulting from operations		$ 165,301,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,599,379)	$ (742,818)
Net realized gain (loss)	122,945,071	101,700,728
Change in net unrealized appreciation (depreciation)	44,955,510	112,098,723
Net increase (decrease) in net assets resulting from operations	165,301,202	213,056,633
Share transactions Proceeds from sales of shares	149,562,570	207,562,448
Cost of shares redeemed	(208,100,154)	(125,093,210)
Net increase (decrease) in net assets resulting from share transactions	(58,537,584)	82,469,238
Redemption fees	15,450	19,148
Total increase (decrease) in net assets	106,779,068	295,545,019

Net Assets
Beginning of period	502,708,095	207,163,076
End of period (including accumulated net investment loss of $179 and accumulated net investment loss of $128, respectively)	$ 609,487,163	$ 502,708,095
Other Information Shares
Sold	2,870,190	5,953,260
Redeemed	(4,211,085)	(3,259,453)
Net increase (decrease)	(1,340,895)	2,693,807

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 43.59	$ 23.44	$ 40.26	$ 39.29	$ 37.55
Income from Investment Operations
Net investment income (loss) C	(.25)	(.07)	(.02)	(.12)	(.10)
Net realized and unrealized gain (loss)	16.46	20.22	(16.80)	1.09	1.83
Total from investment operations	16.21	20.15	(16.82)	.97	1.73
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 59.80	$ 43.59	$ 23.44	$ 40.26	$ 39.29
Total Return A, B	37.19%	85.96%	(41.78)%	2.47%	4.63%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.95%	.92%	.92%	1.02%
Expenses net of fee waivers, if any	.89%	.95%	.92%	.92%	1.02%
Expenses net of all reductions	.88%	.92%	.91%	.91%	1.00%
Net investment income (loss)	(.50)%	(.18)%	(.05)%	(.26)%	(.28)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 609,487	$ 502,708	$ 207,163	$ 437,251	$ 460,532
Portfolio turnover rate E	141%	269%	183%	234%	214%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Electronics Portfolio	34.87%	3.32%	1.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Electronics Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Electronics Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Stephen Barwikowski and Christopher Lin, Co-Portfolio Managers of Electronics Portfolio: During the past year, the fund returned 34.87%, topping both the 32.72% advance of the MSCI® U.S. IM Semiconductors & Semiconductor Equipment 25/50 Index and the broadly based S&P 500®. Versus the MSCI index, rewarding stock selection in the fund's primary category of semiconductors - coupled with an underweighting in that group - added the most value. Exposure to several out-of-benchmark groups - including communications equipment, electronic manufacturing services and computer storage/peripherals - also had a positive impact. Moreover, an overweighting and favorable picks in the mid-cap group boosted relative performance. At the stock level, a large underweighting in major index component Intel, a manufacturer of personal computer semiconductors, turned out to be a good call, given the stock's muted gain during the period, and made Intel the fund's largest relative contributor. That said, Intel represented nearly 11% of the fund's net assets at period end, making it by far the largest holding. An out-of-index position in NXP Semiconductors, which had its initial public offering (IPO) in August, also had a positive impact on performance, as did overweighting Singapore-based analog semiconductor maker Avago Technologies, the fund's largest absolute contributor during the period; underweighting benchmark component Cree, a maker of light-emitting diode (LED) lights; an out-of-benchmark stake in wireless chip maker QUALCOMM; and overweighting Fairchild Semiconductor. Conversely, the largest relative detractor was the fund's sizable stake in Marvell Technology Group. Sluggish PC sales hampered the stock, as Marvell's largest customer was Western Digital, which makes hard-disk drives for the PC market. Also hurting Marvell's prospects were delays in the company's plans to enter China's smartphone market. Other notable detractors included an underweighted position in major index component Texas Instruments; overweighting Monolithic Power Systems, a maker of integrated circuits for power management; and underweighting and ultimately selling Atmel, which makes chips used in touch-screen products such as smartphones and tablet computers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Electronics Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	10.7	12.6
Marvell Technology Group Ltd.	9.0	9.5
Broadcom Corp. Class A	7.9	2.8
Micron Technology, Inc.	5.1	5.1
National Semiconductor Corp.	5.1	1.5
Advanced Micro Devices, Inc.	5.0	3.8
Avago Technologies Ltd.	4.4	3.2
Applied Materials, Inc.	3.9	4.8
Amkor Technology, Inc.	3.6	3.7
NVIDIA Corp.	3.5	2.2
	58.2
Top Industries (% of fund's net assets)
As of February 28, 2011
Semiconductors & Semiconductor Equipment	86.5%
Electronic Equipment & Components	6.6%
Communications Equipment	3.4%
Computers & Peripherals	2.0%
Internet Software & Services	0.4%
All Others*	1.1%

As of August 31, 2010
Semiconductors & Semiconductor Equipment	88.2%
Electronic Equipment & Components	4.8%
Communications Equipment	3.7%
Computers & Peripherals	3.1%
Life Sciences Tools & Services	0.0%
All Others*	0.2%

* Includes short-term investments and net other assets.

Annual Report

Electronics Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 3.4%
Communications Equipment - 3.4%
Brocade Communications Systems, Inc. (a)	379,045	$ 2,414,517
Cisco Systems, Inc. (a)	365,385	6,781,546
Motorola Mobility Holdings, Inc.	166,123	5,016,915
Motorola Solutions, Inc.	1,283	49,575
QUALCOMM, Inc.	557,093	33,191,601
		47,454,154
COMPUTERS & PERIPHERALS - 2.0%
Computer Hardware - 0.0%
Hewlett-Packard Co.	5,500	239,965
Computer Storage & Peripherals - 2.0%
Gemalto NV	24,730	1,229,440
SanDisk Corp. (a)	86,780	4,304,288
Seagate Technology (a)	722,643	9,177,566
Synaptics, Inc. (a)	292,000	8,614,000
Western Digital Corp. (a)	159,638	4,881,730
		28,207,024
TOTAL COMPUTERS & PERIPHERALS		28,446,989
ELECTRONIC EQUIPMENT & COMPONENTS - 6.6%
Electronic Components - 0.7%
Amphenol Corp. Class A	7,100	408,108
Corning, Inc.	204,932	4,725,732
Universal Display Corp. (a)	105,000	4,419,450
		9,553,290
Electronic Equipment & Instruments - 0.0%
Hitachi High-Technologies Corp.	7,600	176,528
SNU Precision Co. Ltd.	11,190	200,354
		376,882
Electronic Manufacturing Services - 5.9%
Benchmark Electronics, Inc. (a)	369,935	6,976,974
Flextronics International Ltd. (a)	3,131,772	25,336,035
Jabil Circuit, Inc.	1,036,312	22,208,166
Multi-Fineline Electronix, Inc. (a)	80,800	2,312,496
Plexus Corp. (a)	281,636	8,851,819
SMART Modular Technologies (WWH), Inc. (a)	1,068,991	7,408,108
Tyco Electronics Ltd.	121,100	4,364,444
Viasystems Group, Inc. (a)	193,922	4,603,708
		82,061,750
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		91,991,922
INTERNET SOFTWARE & SERVICES - 0.4%
Internet Software & Services - 0.4%
Google, Inc. Class A (a)	8,300	5,091,220
Support.com, Inc. (a)	13,100	73,098
		5,164,318

	Shares	Value
IT SERVICES - 0.3%
IT Consulting & Other Services - 0.3%
BCD Semiconductor Manufacturing Ltd. ADR	364,200	$ 3,824,100
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Photographic Products - 0.1%
Eastman Kodak Co. (a)(d)	382,600	1,300,840
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Sciences Tools & Services - 0.0%
Arrowhead Research Corp. warrants 5/21/17 (a)(e)	285,468	0
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 86.3%
Semiconductor Equipment - 14.1%
Advanced Energy Industries, Inc. (a)	795	12,815
Amkor Technology, Inc. (a)(d)	6,728,734	49,590,770
Applied Materials, Inc.	3,316,800	54,495,024
ASM International NV unit (a)	62,700	2,541,231
ASML Holding NV	95,960	4,183,856
Brooks Automation, Inc. (a)	26,400	331,320
Cabot Microelectronics Corp. (a)	3,100	151,342
Cohu, Inc.	1,100	16,192
Cymer, Inc. (a)	22,200	1,123,320
Entegris, Inc. (a)	566,925	4,943,586
FormFactor, Inc. (a)	196,272	1,929,354
KLA-Tencor Corp.	139,000	6,785,980
Lam Research Corp. (a)	584,600	32,094,540
MEMC Electronic Materials, Inc. (a)	651,858	8,845,713
Nanometrics, Inc. (a)	22,800	410,856
Nova Measuring Instruments Ltd. (a)	14,700	138,180
Novellus Systems, Inc. (a)	72,300	2,889,108
Teradyne, Inc. (a)	47,600	886,788
Tessera Technologies, Inc. (a)	257,387	4,481,108
Ultratech, Inc. (a)	13,600	336,192
Ulvac, Inc.	7,000	168,068
Varian Semiconductor Equipment Associates, Inc. (a)	389,117	18,564,772
Verigy Ltd. (a)	35,500	460,435
		195,380,550
Semiconductors - 72.2%
Advanced Micro Devices, Inc. (a)(d)	7,509,898	69,166,161
Alpha & Omega Semiconductor Ltd. (a)	508,087	6,635,616
Altera Corp.	28,700	1,201,382
Analog Devices, Inc.	177,200	7,066,736
Applied Micro Circuits Corp. (a)	482,396	5,065,158
ARM Holdings PLC sponsored ADR	17	515
Atheros Communications, Inc. (a)	48,565	2,176,198
Avago Technologies Ltd.	1,797,409	61,093,932
Broadcom Corp. Class A	2,666,457	109,911,358
Cree, Inc. (a)(d)	83,400	4,392,678
Cypress Semiconductor Corp. (a)	44,600	934,816
Duksan Hi-Metal Co. Ltd. (a)	73,835	1,469,614
Exar Corp. (a)	15,000	97,050
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Fairchild Semiconductor International, Inc. (a)	1,628,320	$ 28,674,715
First Solar, Inc. (a)(d)	11,642	1,715,914
Himax Technologies, Inc. sponsored ADR	1,129,801	2,858,397
Ikanos Communications, Inc. (a)	1,054,000	1,328,040
Intel Corp.	6,899,829	148,139,328
International Rectifier Corp. (a)	389,711	12,525,312
Intersil Corp. Class A	3,372,458	43,133,738
Linear Technology Corp.	2,100	72,576
LSI Corp. (a)	2,992,758	18,824,448
Marvell Technology Group Ltd. (a)	6,837,566	124,990,706
Maxim Integrated Products, Inc.	143,100	3,946,698
Micron Technology, Inc. (a)	6,388,200	71,100,666
Monolithic Power Systems, Inc. (a)	423,579	6,544,296
Motech Industries, Inc.	1	4
National Semiconductor Corp.	4,534,829	70,289,850
NVIDIA Corp. (a)	2,133,782	48,351,500
NXP Semiconductors NV	573,568	18,325,498
ON Semiconductor Corp. (a)	3,029,558	33,779,572
PMC-Sierra, Inc. (a)	1,772,657	14,003,990
RDA Microelectronics, Inc. sponsored ADR	225,600	3,068,160
Rensas Electronics Corp. (a)(d)	355,800	4,049,509
RF Micro Devices, Inc. (a)	203,400	1,525,500
Semtech Corp. (a)	82,684	1,957,957
Skyworks Solutions, Inc. (a)	53,804	1,933,716
Standard Microsystems Corp. (a)	179,851	4,771,447
STMicroelectronics NV (NY Shares) unit (d)	261,110	3,352,652
SunPower Corp. Class B (a)	385,210	6,502,345
Supertex, Inc. (a)	266,779	6,098,568
Texas Instruments, Inc.	520,414	18,531,943
TriQuint Semiconductor, Inc. (a)	268,425	3,825,056
Volterra Semiconductor Corp. (a)	194,800	4,914,804
Xilinx, Inc.	705,283	23,450,660
		1,001,798,779
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,197,179,329
TOTAL COMMON STOCKS (Cost $1,272,263,236)		1,375,361,652
Convertible Bonds - 0.2%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14	$ 610,000	$ 1,573,983

	Principal Amount	Value
Semiconductors - 0.1%
SunPower Corp. 4.75% 4/15/14 (Cost $470,000)	$ 470,000	$ 488,213
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		2,062,196
Money Market Funds - 6.8%
	Shares
Fidelity Cash Central Fund, 0.19% (b)	15,004,023	15,004,023
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	79,609,774	79,609,774
TOTAL MONEY MARKET FUNDS (Cost $94,613,797)		94,613,797
TOTAL INVESTMENT PORTFOLIO - 106.1% (Cost $1,367,957,033)		1,472,037,645
NET OTHER ASSETS (LIABILITIES) - (6.1)%		(84,773,492)
NET ASSETS - 100%		$ 1,387,264,153
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Security	Acquisition Date	Acquisition Cost
Arrowhead Research Corp. warrants 5/21/17	5/18/07	$ 1,033,745
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 20,543
Fidelity Securities Lending Cash Central Fund	105,098
Total	$ 125,641
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,375,361,652	$ 1,375,361,648	$ 4	$ -
Convertible Bonds	2,062,196	-	2,062,196	-
Money Market Funds	94,613,797	94,613,797	-	-
Total Investments in Securities:	$ 1,472,037,645	$ 1,469,975,445	$ 2,062,200	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 3
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(3)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ (3)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	79.6%
Bermuda	9.5%
Singapore	6.2%
Netherlands	2.1%
Cayman Islands	1.2%
Others (Individually Less Than 1%)	1.4%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $397,386,518 of which $67,503,898, $258,803,490 and $71,079,130 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $76,523,817) - See accompanying schedule: Unaffiliated issuers (cost $1,273,343,236)	$ 1,377,423,848
Fidelity Central Funds (cost $94,613,797)	94,613,797
Total Investments (cost $1,367,957,033)		$ 1,472,037,645
Receivable for investments sold		6,626,040
Receivable for fund shares sold		3,076,635
Dividends receivable		2,144,058
Interest receivable		22,097
Distributions receivable from Fidelity Central Funds		26,376
Prepaid expenses		2,071
Other receivables		48,056
Total assets		1,483,982,978

Liabilities
Payable for investments purchased	$ 13,050,864
Payable for fund shares redeemed	3,065,073
Accrued management fee	643,211
Other affiliated payables	276,365
Other payables and accrued expenses	73,538
Collateral on securities loaned, at value	79,609,774
Total liabilities		96,718,825

Net Assets		$ 1,387,264,153
Net Assets consist of:
Paid in capital		$ 1,705,371,961
Undistributed net investment income		166,854
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(422,355,274)
Net unrealized appreciation (depreciation) on investments		104,080,612
Net Assets, for 25,999,833 shares outstanding		$ 1,387,264,153
Net Asset Value, offering price and redemption price per share ($1,387,264,153 ÷ 25,999,833 shares)		$ 53.36

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 10,701,988
Interest		58,984
Income from Fidelity Central Funds (including $105,098 from security lending)		125,641
Total income		10,886,613

Expenses
Management fee	$ 6,158,514
Transfer agent fees	2,723,636
Accounting and security lending fees	366,591
Custodian fees and expenses	109,500
Independent trustees' compensation	6,545
Appreciation in deferred trustee compensation account	86
Registration fees	45,684
Audit	42,544
Legal	8,014
Interest	1,094
Miscellaneous	13,844
Total expenses before reductions	9,476,052
Expense reductions	(68,915)	9,407,137
Net investment income (loss)		1,479,476
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	133,127,496
Foreign currency transactions	(28)
Total net realized gain (loss)		133,127,468
Change in net unrealized appreciation (depreciation) on: Investment securities	195,573,476
Assets and liabilities in foreign currencies	(441)
Total change in net unrealized appreciation (depreciation)		195,573,035
Net gain (loss)		328,700,503
Net increase (decrease) in net assets resulting from operations		$ 330,179,979

See accompanying notes which are an integral part of the financial statements.

Annual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,479,476	$ 8,867,699
Net realized gain (loss)	133,127,468	103,595,012
Change in net unrealized appreciation (depreciation)	195,573,035	401,726,714
Net increase (decrease) in net assets resulting from operations	330,179,979	514,189,425
Distributions to shareholders from net investment income	(2,841,742)	(9,465,569)
Distributions to shareholders from net realized gain	-	(285,675)
Total distributions	(2,841,742)	(9,751,244)
Share transactions Proceeds from sales of shares	301,891,145	344,238,190
Reinvestment of distributions	2,700,459	9,290,540
Cost of shares redeemed	(349,256,599)	(316,936,032)
Net increase (decrease) in net assets resulting from share transactions	(44,664,995)	36,592,698
Redemption fees	49,756	56,833
Total increase (decrease) in net assets	282,722,998	541,087,712

Net Assets
Beginning of period	1,104,541,155	563,453,443
End of period (including undistributed net investment income of $166,854 and undistributed net investment income of $1,608,523, respectively)	$ 1,387,264,153	$ 1,104,541,155
Other Information Shares
Sold	6,256,503	9,995,209
Issued in reinvestment of distributions	59,948	258,297
Redeemed	(8,165,876)	(9,071,377)
Net increase (decrease)	(1,849,425)	1,182,129

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 39.66	$ 21.13	$ 37.17	$ 46.14	$ 46.60
Income from Investment Operations
Net investment income (loss) C	.06	.31	.34	.17	.05
Net realized and unrealized gain (loss)	13.75	18.57	(16.19)	(8.85)	(.48)
Total from investment operations	13.81	18.88	(15.85)	(8.68)	(.43)
Distributions from net investment income	(.11)	(.34)	(.19)	(.17)	(.03)
Distributions from net realized gain	-	(.01)	-	(.12)	-
Redemption fees added to paid in capital C, H	-	-	-	-	-
Total distributions	(.11)	(.35)	(.19)	(.29)	(.03)
Net asset value, end of period	$ 53.36	$ 39.66	$ 21.13	$ 37.17	$ 46.14
Total Return A, B	34.87%	89.51%	(42.63)%	(18.95)%	(.92)%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.92%	.89%	.87%	.91%
Expenses net of fee waivers, if any	.86%	.92%	.89%	.87%	.91%
Expenses net of all reductions	.86%	.91%	.88%	.86%	.89%
Net investment income (loss)	.13%	.92%	1.05%	.36%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,387,264	$ 1,104,541	$ 563,453	$ 1,201,825	$ 1,944,223
Portfolio turnover rate E	101%	71%	91%	87%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
IT Services Portfolio A	30.62%	10.05%	7.48%

A Prior to October 1, 2006, IT Services Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in IT Services Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

IT Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kyle Weaver, Portfolio Manager of IT Services Portfolio: During the past year, the fund returned 30.62%, handily beating the 24.04% advance of the MSCI® U.S. IM IT Services 25/50 Index and the broadly based S&P 500® Index. Solid stock picking in data processing/outsourced services accounted for more than half of the fund's outperformance versus the MSCI index. Favorable security selection in IT consulting/other services also lifted performance. While the fund's sizable underweighting in this group detracted, the negative impact was more than offset by the value added by investments in a number of out-of-benchmark industries. At the stock level, the top relative contributor was VeriFone Systems, the world's largest provider of point-of-sale terminals. A strong upgrade cycle in some of its core markets, combined with technology improvements and an accretive acquisition, drove the stock to more than double during the period. Virtusa, a small India-based provider of outsourced software development, also contributed, as did another India-based company, Cognizant Technology Solutions, a leading provider of outsourced application development. Other contributors included banking/payments technology provider Fidelity National Information Services and an underweighting in lagging benchmark component SAIC, an IT services firm primarily serving various branches of the federal government. Conversely, underweighting IBM (International Business Machines) - which was added to the benchmark early in the period and was by far its largest component - detracted from relative performance, in view of the stock's benchmark-beating performance. Overweighting TNS, which supplies network and payment services to banks, retailers and legacy telecom carriers, worked against results, as did underweighting money transfer agent Western Union - a strong-performing benchmark component - and an out-of-index position in India-based WNS Holdings, a provider of business process outsourcing services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

IT Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Accenture PLC Class A	11.5	9.7
Visa, Inc. Class A	9.3	4.9
International Business Machines Corp.	9.3	10.1
Cognizant Technology Solutions Corp. Class A	8.2	7.8
Fidelity National Information Services, Inc.	6.2	3.1
Alliance Data Systems Corp.	5.7	8.2
MasterCard, Inc. Class A	4.8	11.2
Oracle Corp.	4.5	0.0
VeriFone Systems, Inc.	3.1	3.2
Virtusa Corp.	2.7	0.8
	65.3
Top Industries (% of fund's net assets)
As of February 28, 2011
IT Services	84.8%
Software	12.3%
Communications Equipment	0.9%
Office Electronics	0.9%
Internet Software & Services	0.5%
All Others*	0.6%

As of August 31, 2010
IT Services	87.0%
Software	4.5%
Internet Software & Services	2.6%
Diversified Financial Services	2.3%
Office Electronics	1.5%
All Others*	2.1%

* Includes short-term investments and net other assets.

Annual Report

IT Services Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.9%
Communications Equipment - 0.9%
DG FastChannel, Inc. (a)	35,700	$ 1,182,027
CONSUMER FINANCE - 0.2%
Consumer Finance - 0.2%
Green Dot Corp. Class A (d)	4,300	224,503
HOTELS, RESTAURANTS & LEISURE - 0.1%
Hotels, Resorts & Cruise Lines - 0.1%
Thomas Cook Group PLC	41,300	126,976
INTERNET SOFTWARE & SERVICES - 0.5%
Internet Software & Services - 0.5%
Constant Contact, Inc. (a)	9,605	277,873
IntraLinks Holdings, Inc.	11,800	332,642
RightNow Technologies, Inc. (a)	4,700	125,443
		735,958
IT SERVICES - 84.8%
Data Processing & Outsourced Services - 40.7%
Alliance Data Systems Corp. (a)(d)	95,448	7,515,576
Automatic Data Processing, Inc.	66,900	3,345,000
Cass Information Systems, Inc.	7,800	304,590
Convergys Corp. (a)	63,000	886,410
CoreLogic, Inc. (a)	28,100	524,065
CSG Systems International, Inc. (a)	13,100	256,105
DST Systems, Inc.	1,300	66,300
Euronet Worldwide, Inc. (a)	27,400	495,118
ExlService Holdings, Inc. (a)	13,900	308,858
Fidelity National Information Services, Inc.	251,000	8,129,890
Fiserv, Inc. (a)	20,700	1,309,689
FleetCor Technologies, Inc.	21,500	687,785
Global Cash Access Holdings, Inc. (a)	57,200	196,768
Heartland Payment Systems, Inc.	20,200	395,516
MasterCard, Inc. Class A	26,140	6,288,238
NeuStar, Inc. Class A (a)	23,500	593,375
Paychex, Inc.	4,100	137,883
Syntel, Inc.	49,500	2,606,175
Teletech Holdings, Inc. (a)	29,200	665,176
The Western Union Co.	14,000	307,860
TNS, Inc. (a)	62,800	1,183,780
VeriFone Systems, Inc. (a)	90,000	4,089,600
Visa, Inc. Class A	167,712	12,251,362
WNS Holdings Ltd. sponsored ADR (a)	58,600	587,172
Wright Express Corp. (a)	10,100	515,100
		53,647,391
IT Consulting & Other Services - 44.1%
Accenture PLC Class A	294,100	15,140,267
Acxiom Corp. (a)	90,100	1,544,314
Atos Origin SA (a)	11,342	656,521
CACI International, Inc. Class A (a)	2,100	124,572

	Shares	Value
Camelot Information Systems, Inc. ADR	67,800	$ 1,413,630
China Information Technology, Inc. (a)(d)	112,900	547,565
Cognizant Technology Solutions Corp. Class A (a)	140,916	10,832,213
Forrester Research, Inc.	5,700	206,226
Gartner, Inc. Class A (a)	5,700	215,004
HCL Technologies Ltd.	75,355	736,570
hiSoft Technology International Ltd. ADR (a)	44,300	1,097,311
iGate Corp.	183,407	3,319,667
Integral Systems, Inc. (a)	25,900	317,016
International Business Machines Corp.	75,500	12,221,940
Lionbridge Technologies, Inc. (a)	221,900	816,592
ManTech International Corp. Class A (a)	2,100	90,720
Maximus, Inc.	5,200	384,800
NCI, Inc. Class A (a)	2,200	50,380
Ness Technologies, Inc. (a)	157,700	935,161
Rolta India Ltd.	281,305	870,980
SAIC, Inc. (a)	5,000	81,700
Sapient Corp.	79,000	936,150
SRA International, Inc. Class A (a)	12,800	348,544
Teradata Corp. (a)	11,200	535,584
Unisys Corp. (a)	26,920	1,000,347
Virtusa Corp. (a)	215,198	3,634,694
Yucheng Technologies Ltd. (a)(d)	46,900	190,883
		58,249,351
TOTAL IT SERVICES		111,896,742
OFFICE ELECTRONICS - 0.9%
Office Electronics - 0.9%
Xerox Corp.	111,100	1,194,325
PROFESSIONAL SERVICES - 0.1%
Research & Consulting Services - 0.1%
CRA International, Inc. (a)	3,700	95,978
SOFTWARE - 12.3%
Application Software - 6.7%
Aspen Technology, Inc. (a)	132,800	2,022,544
Descartes Systems Group, Inc. (a)	18,200	122,739
Intuit, Inc. (a)	13,200	694,056
JDA Software Group, Inc. (a)	21,600	637,200
Kenexa Corp. (a)	53,900	1,249,941
Longtop Financial Technologies Ltd. ADR (a)	55,546	1,609,168
Nuance Communications, Inc. (a)	6,600	123,156
Parametric Technology Corp. (a)	10,900	258,330
Pegasystems, Inc. (d)	27,500	1,107,700
RealPage, Inc.	4,900	121,520
Ultimate Software Group, Inc. (a)	2,700	144,288
VanceInfo Technologies, Inc. ADR (a)(d)	22,100	733,720
		8,824,362
Systems Software - 5.6%
Ariba, Inc. (a)	8,000	247,600
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Systems Software - continued
CA, Inc.	39,600	$ 981,288
NetSuite, Inc. (a)(d)	5,400	162,054
Oracle Corp.	181,400	5,968,060
		7,359,002
TOTAL SOFTWARE		16,183,364
TOTAL COMMON STOCKS (Cost $104,501,948)		131,639,873
Money Market Funds - 7.6%

Fidelity Cash Central Fund, 0.19% (b)	516,915	516,915
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	9,519,350	9,519,350
TOTAL MONEY MARKET FUNDS (Cost $10,036,265)		10,036,265
TOTAL INVESTMENT PORTFOLIO - 107.4% (Cost $114,538,213)		141,676,138
NET OTHER ASSETS (LIABILITIES) - (7.4)%		(9,703,978)
NET ASSETS - 100%		$ 131,972,160
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,201
Fidelity Securities Lending Cash Central Fund	48,947
Total	$ 52,148
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.3%
Ireland	11.5%
Cayman Islands	2.6%
India	1.3%
British Virgin Islands	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

IT Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $9,362,217) - See accompanying schedule: Unaffiliated issuers (cost $104,501,948)	$ 131,639,873
Fidelity Central Funds (cost $10,036,265)	10,036,265
Total Investments (cost $114,538,213)		$ 141,676,138
Foreign currency held at value (cost $72,384)		72,384
Receivable for investments sold		3,195,834
Receivable for fund shares sold		279,622
Dividends receivable		72,503
Distributions receivable from Fidelity Central Funds		3,244
Prepaid expenses		178
Other receivables		9,819
Total assets		145,309,722

Liabilities
Payable for investments purchased	$ 3,175,028
Payable for fund shares redeemed	515,612
Accrued management fee	63,716
Other affiliated payables	31,058
Other payables and accrued expenses	32,798
Collateral on securities loaned, at value	9,519,350
Total liabilities		13,337,562

Net Assets		$ 131,972,160
Net Assets consist of:
Paid in capital		$ 103,533,710
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,301,056
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		27,137,394
Net Assets, for 5,914,114 shares outstanding		$ 131,972,160
Net Asset Value, offering price and redemption price per share ($131,972,160 ÷ 5,914,114 shares)		$ 22.31

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 751,810
Interest		2
Income from Fidelity Central Funds (including $48,947 from security lending)		52,148
Total income		803,960

Expenses
Management fee	$ 576,381
Transfer agent fees	264,390
Accounting and security lending fees	41,925
Custodian fees and expenses	21,844
Independent trustees' compensation	555
Registration fees	24,725
Audit	37,047
Legal	362
Miscellaneous	1,029
Total expenses before reductions	968,258
Expense reductions	(1,892)	966,366
Net investment income (loss)		(162,406)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,162,446
Foreign currency transactions	2,641
Total net realized gain (loss)		11,165,087
Change in net unrealized appreciation (depreciation) on: Investment securities	16,679,129
Assets and liabilities in foreign currencies	484
Total change in net unrealized appreciation (depreciation)		16,679,613
Net gain (loss)		27,844,700
Net increase (decrease) in net assets resulting from operations		$ 27,682,294

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (162,406)	$ (238,288)
Net realized gain (loss)	11,165,087	9,622,158
Change in net unrealized appreciation (depreciation)	16,679,613	20,862,550
Net increase (decrease) in net assets resulting from operations	27,682,294	30,246,420
Share transactions Proceeds from sales of shares	71,359,841	73,302,554
Cost of shares redeemed	(63,705,976)	(54,961,487)
Net increase (decrease) in net assets resulting from share transactions	7,653,865	18,341,067
Redemption fees	4,955	5,004
Total increase (decrease) in net assets	35,341,114	48,592,491

Net Assets
Beginning of period	96,631,046	48,038,555
End of period	$ 131,972,160	$ 96,631,046
Other Information Shares
Sold	3,524,419	4,765,050
Redeemed	(3,267,048)	(3,632,823)
Net increase (decrease)	257,371	1,132,227

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 17.08	$ 10.62	$ 14.77	$ 17.40	$ 17.43
Income from Investment Operations
Net investment income (loss) C	(.03)	(.05)	(.02)	(.06)	(.07)
Net realized and unrealized gain (loss)	5.26	6.51	(4.14)	(.25)	1.73
Total from investment operations	5.23	6.46	(4.16)	(.31)	1.66
Distributions from net realized gain	-	-	-	(2.32)	(1.70)
Redemption fees added to paid in capital C	- H	- H	.01	- H	.01
Net asset value, end of period	$ 22.31	$ 17.08	$ 10.62	$ 14.77	$ 17.40
Total Return A, B	30.62%	60.83%	(28.10)%	(2.94)%	10.11%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.99%	1.00%	1.06%	1.19%
Expenses net of fee waivers, if any	.94%	.99%	1.00%	1.06%	1.16%
Expenses net of all reductions	.94%	.99%	1.00%	1.06%	1.15%
Net investment income (loss)	(.16)%	(.31)%	(.14)%	(.32)%	(.42)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 131,972	$ 96,631	$ 48,039	$ 38,842	$ 34,104
Portfolio turnover rate E	156%	131%	140%	212%	200%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Software and Computer Services Portfolio	30.85%	11.89%	7.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Software and Computer Services Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Software and Computer Services Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Brian Lempel, Portfolio Manager of Software and Computer Services Portfolio: For the year ending February 28, 2011, the fund gained 30.85%, solidly outpacing the 22.98% rise of its industry benchmark, the MSCI® U.S. IM Software & Computer Services 25/50 Index, and the broadly based S&P 500®. Relative to its industry benchmark, stock selection and an overweighting in application software, as well as holdings in systems software, drove the fund's results. Ariba, a provider of business commerce solutions, rose solidly as its software-as-a-service (SaaS) business model gained traction. SaaS allows consumers to access software more easily over the Internet. Ariba's stock continued to improve in line with the company's growing revenues. Magma Design Automation, which produces semiconductor design tools, also benefited from a recovery in the semiconductor industry. The company also gained from its shift to a subscription-based business model. I sold the stock by period end. Underweighting software giant Microsoft, which was challenged by competitors, provided a boost as well. Citrix Systems, a leading provider of desktop virtualization, was another top contributor. Desktop virtualization allows consumers to access their desktop environment from a variety of portable devices, such as tablets, which was a popular trend in the technology marketplace during the period. Lastly, I'd like to mention the fund's out-of-index stake in Apple, the maker of the iPad® computing tablet, iPhone® mobile device and a number of other top-selling computer and digital devices. I believed the stock was well priced in relation to other technology names and the position proved to be advantageous, given strong consumer demand for Apple's products. Underweighting several strong-performing index components - most notably information technology company International Business Machines, which was added to the MSCI index during the period - was detrimental to the fund's performance. While I believed IBM was a strong, steadily growing company, I felt I could find faster-growing stocks within the fund's investment parameters. Underweighting Western Union also hurt. This money transfer service provider exceeded investors' expectations, despite a poor employment environment and competitive challenges from online services, such as PayPal, Visa and MasterCard. I sold Western Union during the period. The fund's positioning in Intuit, which sells tax-preparation software for small business and personal use, also held back performance. Intuit gained a strong competitive position, and its stock rose as more consumers converted to online tax preparation. Even though I shifted the fund's positioning to an overweighting here in December, it wasn't sufficient to capture much of this stock's early-period upswing.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Software and Computer Services Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Oracle Corp.	11.7	6.4
Microsoft Corp.	11.1	11.9
Google, Inc. Class A	9.3	8.7
International Business Machines Corp.	5.7	10.6
eBay, Inc.	3.2	5.7
CA, Inc.	3.1	2.0
Visa, Inc. Class A	2.8	3.3
Accenture PLC Class A	2.1	1.3
Xerox Corp.	2.0	0.8
BMC Software, Inc.	1.9	3.4
	52.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Software	53.7%
IT Services	19.7%
Internet Software & Services	18.6%
Computers & Peripherals	3.4%
Office Electronics	2.0%
All Others*	2.6%

As of August 31, 2010
Software	50.0%
IT Services	23.6%
Internet Software & Services	20.5%
Computers & Peripherals	3.7%
Office Electronics	0.8%
All Others*	1.4%

* Includes short-term investments and net other assets.

Annual Report

Software and Computer Services Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.4%
Communications Equipment - 0.4%
Calix Networks, Inc. (a)(d)	100,500	$ 1,787,895
Sandvine Corp. (U.K.) (a)	1,214,500	4,001,441
		5,789,336
COMPUTERS & PERIPHERALS - 3.4%
Computer Hardware - 2.4%
Apple, Inc. (a)	39,300	13,881,153
Hewlett-Packard Co.	409,800	17,879,574
		31,760,727
Computer Storage & Peripherals - 1.0%
EMC Corp. (a)	150,800	4,103,268
NetApp, Inc. (a)	105,100	5,429,466
Quantum Corp. (a)	1,224,300	3,170,937
		12,703,671
TOTAL COMPUTERS & PERIPHERALS		44,464,398
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Alternative Carriers - 0.4%
inContact, Inc. (a)	1,479,190	4,689,032
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
Expedia, Inc.	139,400	2,768,484
INTERNET SOFTWARE & SERVICES - 18.6%
Internet Software & Services - 18.6%
Akamai Technologies, Inc. (a)	185,600	6,965,568
AOL, Inc. (a)	118,800	2,479,356
Constant Contact, Inc. (a)	39,865	1,153,294
eBay, Inc. (a)	1,242,600	41,633,313
Equinix, Inc. (a)	66,000	5,705,040
Google, Inc. Class A (a)	197,200	120,962,480
LivePerson, Inc. (a)	88,400	886,652
LogMeIn, Inc. (a)	24,100	864,949
Mercadolibre, Inc.	26,200	1,723,436
Rackspace Hosting, Inc. (a)	239,877	8,853,860
RightNow Technologies, Inc. (a)	104,819	2,797,619
Saba Software, Inc. (a)	567,041	4,008,980
SAVVIS, Inc. (a)	129,600	4,210,704
SPS Commerce, Inc. (a)	363,557	5,635,134
Support.com, Inc. (a)	166,910	931,358
The Knot, Inc. (a)	147,811	1,482,544
VeriSign, Inc.	257,100	9,073,059
VistaPrint Ltd. (a)	29,600	1,515,816
Vocus, Inc. (a)	80,158	1,947,839
WebMD Health Corp. (a)	22,100	1,281,800
Yahoo!, Inc. (a)	1,112,300	18,241,720
		242,354,521

	Shares	Value
IT SERVICES - 19.7%
Data Processing & Outsourced Services - 7.2%
Alliance Data Systems Corp. (a)	83,000	$ 6,535,420
Fidelity National Information Services, Inc.	524,189	16,978,482
Fiserv, Inc. (a)	27,300	1,727,271
FleetCor Technologies, Inc.	88,695	2,837,353
Lender Processing Services, Inc.	56,700	1,931,769
MasterCard, Inc. Class A	100,400	24,152,224
Syntel, Inc.	64,236	3,382,025
Visa, Inc. Class A	500,300	36,546,915
WNS Holdings Ltd. sponsored ADR (a)	1,302	13,046
		94,104,505
IT Consulting & Other Services - 12.5%
Accenture PLC Class A	519,000	26,718,120
Acxiom Corp. (a)	72,500	1,242,650
Atos Origin SA (a)	295,829	17,123,795
Cognizant Technology Solutions Corp. Class A (a)	311,200	23,921,944
iGate Corp.	27,000	488,700
International Business Machines Corp.	456,300	73,865,844
Lionbridge Technologies, Inc. (a)	2,488,110	9,156,245
Sapient Corp.	141,400	1,675,590
Unisys Corp. (a)	70,200	2,608,632
Virtusa Corp. (a)	298,195	5,036,514
		161,838,034
TOTAL IT SERVICES		255,942,539
MEDIA - 0.2%
Advertising - 0.2%
MDC Partners, Inc. Class A (sub. vtg.)	116,900	2,028,215
OFFICE ELECTRONICS - 2.0%
Office Electronics - 2.0%
Xerox Corp.	2,361,749	25,388,802
SOFTWARE - 53.7%
Application Software - 21.5%
Actuate Corp. (a)	45,000	214,650
Adobe Systems, Inc. (a)	586,400	20,230,800
AsiaInfo Holdings, Inc. (a)	70,000	1,424,500
Aspen Technology, Inc. (a)	288,900	4,399,947
Autodesk, Inc. (a)	281,000	11,816,050
Autonomy Corp. PLC (a)	294,777	7,874,294
Blackboard, Inc. (a)(d)	94,600	3,311,946
Callidus Software, Inc. (a)	1,095,497	6,496,297
Citrix Systems, Inc. (a)	283,000	19,855,280
Compuware Corp. (a)	1,017,500	11,457,050
Concur Technologies, Inc. (a)	149,000	7,752,470
Convio, Inc. (a)	539,373	5,517,786
Descartes Systems Group, Inc. (a)	346,700	2,338,106
ebix.com, Inc. (a)(d)	350,003	9,219,079
Epicor Software Corp. (a)	119,700	1,232,910
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
EPIQ Systems, Inc.	1,900	$ 26,239
Guidance Software, Inc. (a)	90,109	689,334
Informatica Corp. (a)	253,900	11,935,839
Interactive Intelligence, Inc. (a)	52,969	1,822,663
Intuit, Inc. (a)	460,600	24,218,348
JDA Software Group, Inc. (a)	232,700	6,864,650
Kenexa Corp. (a)	736,157	17,071,481
Kingdee International Software Group Co. Ltd.	3,200,000	1,943,503
Lawson Software, Inc. (a)	206,200	2,090,868
Longtop Financial Technologies Ltd. ADR (a)	74,400	2,155,368
Mentor Graphics Corp. (a)	452,100	7,188,390
MicroStrategy, Inc. Class A (a)	26,500	3,149,525
Misys PLC	208,337	1,113,049
Nuance Communications, Inc. (a)	569,500	10,626,870
Parametric Technology Corp. (a)	484,400	11,480,280
Pegasystems, Inc.	53,600	2,159,008
PROS Holdings, Inc. (a)	25,000	286,250
QAD, Inc.:
Class A (a)	98,998	899,892
Class B	24,690	220,729
QLIK Technologies, Inc.	62,677	1,639,630
RealPage, Inc.	38,700	959,760
Royalblue Group PLC	103,100	2,765,815
Sage Group PLC	281,400	1,300,713
salesforce.com, Inc. (a)	100,678	13,316,679
SolarWinds, Inc. (a)	423,400	9,505,330
SuccessFactors, Inc. (a)	32,162	1,154,937
Synchronoss Technologies, Inc. (a)	199,300	6,828,018
Synopsys, Inc. (a)	141,000	3,908,520
Taleo Corp. Class A (a)	348,112	11,240,536
TIBCO Software, Inc. (a)	82,200	2,023,764
TiVo, Inc. (a)	552,300	5,677,644
		279,404,797
Home Entertainment Software - 0.0%
Electronic Arts, Inc. (a)	4,100	77,080
Systems Software - 32.2%
Ariba, Inc. (a)	173,900	5,382,205
BMC Software, Inc. (a)	504,800	24,987,600
CA, Inc.	1,599,200	39,628,176
Check Point Software Technologies Ltd. (a)	77,000	3,837,680
CommVault Systems, Inc. (a)	343,400	12,544,402
DemandTec, Inc. (a)	330,100	4,294,601
Microsoft Corp.	5,401,800	143,579,844

	Shares	Value
Oracle Corp.	4,605,300	$ 151,514,371
Pervasive Software, Inc. (a)	41,484	238,533
Radiant Systems, Inc. (a)	7,500	128,625
Rovi Corp. (a)	266,177	14,751,529
Sourcefire, Inc. (a)	49,900	1,352,290
Totvs SA	42,200	3,980,821
VMware, Inc. Class A (a)	142,200	11,895,030
		418,115,707
TOTAL SOFTWARE		697,597,584
SPECIALTY RETAIL - 0.0%
Computer & Electronics Retail - 0.0%
GameStop Corp. Class A (a)	2,300	45,885
TOTAL COMMON STOCKS (Cost $1,007,954,952)		1,281,068,796
Nonconvertible Preferred Stocks - 0.0%

SOFTWARE - 0.0%
Application Software - 0.0%
Misys PLC (a) (Cost $144,751)	238,100	147,104
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 0.19% (b)	24,542,703	24,542,703
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	7,927,750	7,927,750
TOTAL MONEY MARKET FUNDS (Cost $32,470,453)		32,470,453
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $1,040,570,156)		1,313,686,353
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(14,433,002)
NET ASSETS - 100%		$ 1,299,253,351
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,482
Fidelity Securities Lending Cash Central Fund	179,559
Total	$ 193,041
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Magma Design Automation, Inc.	$ 11,965,915	$ 638	$ 19,053,028	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $8,079,846) - See accompanying schedule: Unaffiliated issuers (cost $1,008,099,703)	$ 1,281,215,900
Fidelity Central Funds (cost $32,470,453)	32,470,453
Total Investments (cost $1,040,570,156)		$ 1,313,686,353
Cash		49,856
Receivable for investments sold		20,288,113
Receivable for fund shares sold		2,275,150
Dividends receivable		1,386,138
Distributions receivable from Fidelity Central Funds		12,313
Prepaid expenses		2,036
Other receivables		194,625
Total assets		1,337,894,584

Liabilities
Payable for investments purchased	$ 28,176,446
Payable for fund shares redeemed	1,630,854
Accrued management fee	608,927
Other affiliated payables	256,922
Other payables and accrued expenses	40,334
Collateral on securities loaned, at value	7,927,750
Total liabilities		38,641,233

Net Assets		$ 1,299,253,351
Net Assets consist of:
Paid in capital		$ 948,699,334
Accumulated net investment loss		(85,526)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		77,543,412
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		273,096,131
Net Assets, for 14,179,291 shares outstanding		$ 1,299,253,351
Net Asset Value, offering price and redemption price per share ($1,299,253,351 ÷ 14,179,291 shares)		$ 91.63

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 7,297,826
Interest		9
Income from Fidelity Central Funds (including $179,559 from security lending)		193,041
Total income		7,490,876

Expenses
Management fee	$ 6,014,029
Transfer agent fees	2,425,637
Accounting and security lending fees	358,100
Custodian fees and expenses	59,343
Independent trustees' compensation	6,014
Registration fees	52,677
Audit	83,418
Legal	6,816
Interest	4,168
Miscellaneous	12,033
Total expenses before reductions	9,022,235
Expense reductions	(88,153)	8,934,082
Net investment income (loss)		(1,443,206)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	195,883,923
Other affiliated issuers	8,117,055
Foreign currency transactions	(110,339)
Total net realized gain (loss)		203,890,639
Change in net unrealized appreciation (depreciation) on: Investment securities	86,842,152
Assets and liabilities in foreign currencies	2,582
Total change in net unrealized appreciation (depreciation)		86,844,734
Net gain (loss)		290,735,373
Net increase (decrease) in net assets resulting from operations		$ 289,292,167

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,443,206)	$ (537,230)
Net realized gain (loss)	203,890,639	9,671,010
Change in net unrealized appreciation (depreciation)	86,844,734	312,201,599
Net increase (decrease) in net assets resulting from operations	289,292,167	321,335,379
Distributions to shareholders from net realized gain	(37,331,222)	-
Share transactions Proceeds from sales of shares	346,693,434	388,679,187
Reinvestment of distributions	35,792,951	-
Cost of shares redeemed	(320,024,033)	(214,224,835)
Net increase (decrease) in net assets resulting from share transactions	62,462,352	174,454,352
Redemption fees	27,318	32,753
Total increase (decrease) in net assets	314,450,615	495,822,484

Net Assets
Beginning of period	984,802,736	488,980,252
End of period (including accumulated net investment loss of $85,526 and accumulated net investment loss of $286, respectively)	$ 1,299,253,351	$ 984,802,736
Other Information Shares
Sold	4,173,870	5,962,082
Issued in reinvestment of distributions	408,782	-
Redeemed	(4,027,117)	(3,355,441)
Net increase (decrease)	555,535	2,606,641

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 G	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 72.29	$ 44.38	$ 66.77	$ 65.47	$ 53.94
Income from Investment Operations
Net investment income (loss) C	(.11)	(.04)	(.07)	(.20)	(.21)
Net realized and unrealized gain (loss)	22.28	27.95	(22.32)	1.49	11.73
Total from investment operations	22.17	27.91	(22.39)	1.29	11.52
Distributions from net realized gain	(2.83)	-	-	-	-
Redemption fees added to paid in capital C	- H	- H	- H	.01	.01
Net asset value, end of period	$ 91.63	$ 72.29	$ 44.38	$ 66.77	$ 65.47
Total Return A, B	30.85%	62.89%	(33.53)%	1.99%	21.38%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.90%	.87%	.86%	.92%
Expenses net of fee waivers, if any	.84%	.90%	.87%	.86%	.92%
Expenses net of all reductions	.83%	.89%	.87%	.86%	.91%
Net investment income (loss)	(.13)%	(.07)%	(.12)%	(.27)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,299,253	$ 984,803	$ 488,980	$ 767,777	$ 924,664
Portfolio turnover rate E	189%	56%	49%	38%	139%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. G For the year ended February 29. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Technology Portfolio	41.71%	9.49%	4.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Technology Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 performed over the same period.

Annual Report

Technology Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Charlie Chai, Portfolio Manager of Select Technology Portfolio: During the past year, the fund returned 41.71%, handily beating the 25.41% return of the MSCI® U.S. IM Information Technology 25/50 Index and the broadly based S&P 500® Index. Relative to the sector benchmark, stock selection in communications equipment, computer hardware, semiconductors and systems software accounted for the lion's share of the fund's outperformance. Within communications equipment, a large underweighting in networking equipment manufacturer Cisco Systems - a key benchmark component - and an out-of-index stake in smartphone maker HTC were important contributors. While the fund had negligible exposure to Cisco during some of the period, the stock became too cheap to ignore, in my opinion, after it pulled back in November, when the company lowered its fiscal 2011 revenue guidance. Underweighted exposures to several weak-performing benchmark components - software heavyweight Microsoft, personal computer chip maker Intel and computer manufacturer Hewlett-Packard - also paid off. I'll also mention consumer electronics and computer manufacturer Apple, which helped relative performance and was by far the fund's largest absolute contributor, as well as its largest holding at period end. The company recorded impressive sales and earnings growth across many of its product lines, notably the iPad® tablet computer and the iPhone®, Apple's popular smartphone. Conversely, weak stock selection in electronic components worked against the fund, as did a large underweighting in IT consulting/other services. The latter was mostly because of relatively light exposure to major index component International Business Machines, which proved unrewarding, as the stock posted a solid gain, due in part to the company's upwardly revised earnings estimate in January. Likewise, lighter-than-index weightings in semiconductor manufacturer Texas Instruments and enterprise software maker Oracle were counterproductive, given those stocks' robust gains. Moreover, an out-of-benchmark stake in Canada's Research In Motion was ill-timed, as the company's BlackBerry smartphone lost market share to competitors during the period. The fund did not hold Research In Motion at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Technology Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	14.0	14.4
Google, Inc. Class A	6.1	6.0
Oracle Corp.	4.6	1.5
QUALCOMM, Inc.	3.3	4.1
EMC Corp.	2.6	0.7
Cisco Systems, Inc.	2.4	2.7
Hewlett-Packard Co.	2.4	1.0
Accenture PLC Class A	2.0	0.5
Corning, Inc.	1.8	1.1
Cognizant Technology Solutions Corp. Class A	1.7	0.6
	40.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Software	22.3%
Computers & Peripherals	21.7%
Semiconductors & Semiconductor Equipment	13.5%
Internet Software & Services	11.5%
Communications Equipment	10.4%
All Others*	20.6%

As of August 31, 2010
Computers & Peripherals	20.2%
Software	19.2%
Semiconductors & Semiconductor Equipment	15.7%
Communications Equipment	15.6%
Internet Software & Services	12.9%
All Others*	16.4%

* Includes short-term investments and net other assets.

Annual Report

Technology Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
Tesla Motors, Inc. (a)	23,995	$ 573,241
BUILDING PRODUCTS - 0.0%
Building Products - 0.0%
Asahi Glass Co. Ltd.	21,000	293,646
CHEMICALS - 0.0%
Commodity Chemicals - 0.0%
STR Holdings, Inc. (a)(d)	45,173	818,083
COMMUNICATIONS EQUIPMENT - 10.4%
Communications Equipment - 10.4%
Acme Packet, Inc. (a)	85,362	6,422,637
ADTRAN, Inc.	243,474	11,073,198
Alcatel-Lucent SA sponsored ADR (a)	438,046	2,146,425
Balda AG (a)	278,562	3,224,093
China Wireless Technologies Ltd.	3,888,000	1,442,774
Ciena Corp. (a)(d)	406,594	11,209,797
Cisco Systems, Inc. (a)	3,771,241	69,994,233
DG FastChannel, Inc. (a)	98,671	3,266,997
F5 Networks, Inc. (a)	2,025	238,970
Finisar Corp. (a)	11,700	479,934
HTC Corp.	1,018,350	36,779,702
Infinera Corp. (a)	206,300	1,652,463
Juniper Networks, Inc. (a)	202,745	8,920,780
Motorola Mobility Holdings, Inc.	658,468	19,885,734
QUALCOMM, Inc.	1,600,626	95,365,297
Riverbed Technology, Inc. (a)	158,287	6,535,670
Sandvine Corp. (a)	1,941,200	6,154,395
Sandvine Corp. (U.K.) (a)	2,302,512	7,586,140
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	335,609	4,309,220
ZTE Corp. (H Shares)	740,000	3,411,145
		300,099,604
COMPUTERS & PERIPHERALS - 21.7%
Computer Hardware - 16.7%
Apple, Inc. (a)	1,148,698	405,731,608
Hewlett-Packard Co.	1,561,920	68,146,570
Stratasys, Inc. (a)	185,792	8,431,241
		482,309,419
Computer Storage & Peripherals - 5.0%
EMC Corp. (a)	2,781,312	75,679,500
Imagination Technologies Group PLC (a)	1,013,800	6,776,107
NetApp, Inc. (a)	375,959	19,422,042
Quantum Corp. (a)	729,000	1,888,110
SanDisk Corp. (a)	432,395	21,446,792
Seagate Technology (a)	561,014	7,124,878

	Shares	Value
Smart Technologies, Inc. Class A (a)(d)	167,700	$ 1,541,163
Western Digital Corp. (a)	276,926	8,468,397
		142,346,989
TOTAL COMPUTERS & PERIPHERALS		624,656,408
CONSUMER FINANCE - 0.1%
Consumer Finance - 0.1%
Discover Financial Services	128,200	2,788,350
Netspend Holdings, Inc.	9,900	129,789
		2,918,139
DIVERSIFIED CONSUMER SERVICES - 0.0%
Education Services - 0.0%
Educomp Solutions Ltd.	53,012	547,804
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	2,792	269,735
		817,539
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Specialized Finance - 0.0%
CME Group, Inc.	3,980	1,238,894
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
A123 Systems, Inc. (a)(d)	50,600	479,688
Acuity Brands, Inc.	4,804	271,522
American Superconductor Corp. (a)	34,431	913,110
		1,664,320
ELECTRONIC EQUIPMENT & COMPONENTS - 6.9%
Electronic Components - 3.4%
Aeroflex Holding Corp.	41,746	820,309
Amphenol Corp. Class A	4,200	241,416
AU Optronics Corp. sponsored ADR (a)(d)	697,400	6,262,652
Cando Corp. (a)	4,566,782	3,552,765
Chimei Innolux Corp. (a)	4,047,000	4,341,507
Corning, Inc.	2,286,974	52,737,620
DigiTech Systems Co., Ltd.	211,748	4,026,486
DTS, Inc. (a)	6,386	289,605
E Ink Holdings, Inc. GDR (a)(e)	14,900	260,131
J Touch Corp.	463,000	1,569,480
J Touch Corp. rights 3/11/11 (a)	30,912	20,781
LG Display Co. Ltd. sponsored ADR (d)	412,743	6,595,633
Nippon Electric Glass Co. Ltd.	381,000	6,391,749
Vishay Intertechnology, Inc. (a)	173,546	3,028,378
Wintek Corp. (a)	822,000	1,598,776
Young Fast Optoelectron Co. Ltd.	635,000	5,633,098
		97,370,386
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	1,135,120	3,390,716
Itron, Inc. (a)	77,174	4,376,538
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Equipment & Instruments - continued
Test Research, Inc.	818,550	$ 1,341,144
Vishay Precision Group, Inc. (a)	16,110	266,621
		9,375,019
Electronic Manufacturing Services - 2.4%
Benchmark Electronics, Inc. (a)	14,900	281,014
Flextronics International Ltd. (a)	354,500	2,867,905
IPG Photonics Corp. (a)	7,400	421,208
Jabil Circuit, Inc.	687,800	14,739,554
Ju Teng International Holdings Ltd.	598,000	228,819
KEMET Corp. (a)	184,228	2,560,769
Trimble Navigation Ltd. (a)	719,011	35,339,391
Tyco Electronics Ltd.	384,600	13,860,984
		70,299,644
Technology Distributors - 0.8%
Anixter International, Inc.	110,765	7,932,989
Digital China Holdings Ltd. (H Shares)	2,620,000	4,790,550
Ingram Micro, Inc. Class A (a)	210,900	4,203,237
Inspur International Ltd.	8,592,000	562,650
Synnex Technology International Corp.	510,329	1,212,648
VST Holdings Ltd. (a)	7,866,000	2,575,539
WPG Holding Co. Ltd.	661,652	1,147,491
		22,425,104
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		199,470,153
HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
Health Care Equipment - 0.3%
Biosensors International Group Ltd. (a)	6,519,000	5,740,903
China Medical Technologies, Inc. sponsored ADR (a)(d)	5,306	69,721
Microport Scientific Corp.	1,625,000	1,132,993
Mingyuan Medicare Development Co. Ltd.	890,000	95,994
		7,039,611
Health Care Supplies - 0.1%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	1,592,000	3,924,807
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		10,964,418
HEALTH CARE PROVIDERS & SERVICES - 0.1%
Health Care Distributors & Services - 0.1%
Sinopharm Group Co. Ltd. (H Shares)	430,800	1,565,439
HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
athenahealth, Inc. (a)	1,500	68,010
Medidata Solutions, Inc. (a)	54,700	1,417,277
		1,485,287

	Shares	Value
HOTELS, RESTAURANTS & LEISURE - 0.3%
Hotels, Resorts & Cruise Lines - 0.3%
Ctrip.com International Ltd. sponsored ADR (a)	202,707	$ 7,858,950
eLong, Inc. sponsored ADR (a)	100	1,295
		7,860,245
HOUSEHOLD DURABLES - 0.1%
Consumer Electronics - 0.0%
Skyworth Digital Holdings Ltd.	8,419	5,319
TomTom Group BV (a)	160	1,409
		6,728
Household Appliances - 0.1%
Haier Electronics Group Co. Ltd. (a)	3,185,000	2,944,530
TOTAL HOUSEHOLD DURABLES		2,951,258
INTERNET & CATALOG RETAIL - 0.6%
Internet Retail - 0.6%
Amazon.com, Inc. (a)	15,161	2,627,250
E-Commerce China Dangdang, Inc. ADR	990	25,196
Expedia, Inc.	354,200	7,034,412
MakeMyTrip Ltd. (d)	27,400	724,730
Priceline.com, Inc. (a)	15,525	7,046,487
		17,458,075
INTERNET SOFTWARE & SERVICES - 11.5%
Internet Software & Services - 11.5%
Akamai Technologies, Inc. (a)	7,098	266,388
Alibaba.com Ltd. (d)	4,815,500	8,978,051
Baidu.com, Inc. sponsored ADR (a)	37,882	4,589,783
Blinkx PLC (a)(d)	500,000	697,083
China Finance Online Co. Ltd. ADR (a)	270,139	1,474,959
ChinaCache International Holdings Ltd. sponsored ADR	4,600	97,842
DealerTrack Holdings, Inc. (a)	7,000	141,260
Digital River, Inc. (a)	78,136	2,623,807
eBay, Inc. (a)	1,178,089	39,471,872
Google, Inc. Class A (a)	286,792	175,918,213
IntraLinks Holdings, Inc.	234,230	6,602,944
Kakaku.com, Inc.	548	3,195,550
LogMeIn, Inc. (a)(d)	104,800	3,761,272
LoopNet, Inc. (a)	150,000	1,785,000
Mail.ru Group Ltd. GDR unit (a)(e)	82,400	2,987,000
MediaMind Technologies, Inc. (a)	16,500	224,070
Mercadolibre, Inc.	123,645	8,133,368
Monster Worldwide, Inc. (a)(d)	637,036	10,925,167
NetEase.com, Inc. sponsored ADR (a)	173,700	8,103,105
Open Text Corp. (a)	5,600	329,398
OpenTable, Inc. (a)	43,600	3,874,732
Rackspace Hosting, Inc. (a)	86,700	3,200,097
RightNow Technologies, Inc. (a)	49,587	1,323,477
Saba Software, Inc. (a)	10,000	70,700
Tencent Holdings Ltd.	1,035,600	27,392,604
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
The Knot, Inc. (a)	16,300	$ 163,489
VeriSign, Inc.	69,500	2,452,655
VistaPrint Ltd. (a)	226,413	11,594,610
Vocus, Inc. (a)	45,600	1,108,080
YouKu.com, Inc. ADR (a)(d)	8,600	357,674
		331,844,250
IT SERVICES - 8.0%
Data Processing & Outsourced Services - 2.8%
DST Systems, Inc.	87,824	4,479,024
Fidelity National Information Services, Inc.	227,900	7,381,681
Fiserv, Inc. (a)	4,100	259,407
MasterCard, Inc. Class A	57,610	13,858,662
Paychex, Inc.	351,192	11,810,587
Syntel, Inc.	25,001	1,316,303
VeriFone Systems, Inc. (a)	262,108	11,910,188
Visa, Inc. Class A	396,819	28,987,628
WNS Holdings Ltd. sponsored ADR (a)	26,900	269,538
		80,273,018
IT Consulting & Other Services - 5.2%
Accenture PLC Class A	1,108,070	57,043,444
Atos Origin SA (a)	149,558	8,657,030
Camelot Information Systems, Inc. ADR	163,300	3,404,805
Cognizant Technology Solutions Corp. Class A (a)	624,496	48,005,008
Hi Sun Technology (China) Ltd. (a)	1,290,000	450,539
hiSoft Technology International Ltd. ADR (a)	306,348	7,588,240
International Business Machines Corp.	84,176	13,626,411
Sapient Corp.	268,700	3,184,095
Teradata Corp. (a)	179,000	8,559,780
		150,519,352
TOTAL IT SERVICES		230,792,370
LEISURE EQUIPMENT & PRODUCTS - 0.0%
Photographic Products - 0.0%
Eastman Kodak Co. (a)(d)	257,370	875,058
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc. (a)	6,800	286,144
Illumina, Inc. (a)	42,700	2,963,380
		3,249,524
MACHINERY - 0.1%
Industrial Machinery - 0.1%
Meyer Burger Technology AG (a)	276	9,522
Mirle Automation Corp.	1,102,000	1,202,824
Sunpower Group Ltd. (a)	4,225,000	1,395,267
		2,607,613

	Shares	Value
MEDIA - 0.7%
Advertising - 0.7%
AirMedia Group, Inc. ADR (a)(d)	299,201	$ 1,971,735
Focus Media Holding Ltd. ADR (a)	371,400	9,849,528
ReachLocal, Inc. (d)	421,787	8,030,824
VisionChina Media, Inc. ADR (a)	307,000	1,335,450
		21,187,537
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.0%
Globe Specialty Metals, Inc.	17,285	402,568
Timminco Ltd. (a)	13,700	6,559
		409,127
Steel - 0.1%
Xingda International Holdings Ltd.	2,279,000	2,016,219
TOTAL METALS & MINING		2,425,346
OFFICE ELECTRONICS - 0.2%
Office Electronics - 0.2%
Xerox Corp.	477,084	5,128,653
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Services - 0.1%
China Real Estate Information Corp. ADR (a)(d)	545,801	3,602,287
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.5%
Semiconductor Equipment - 2.4%
Advanced Energy Industries, Inc. (a)	18,634	300,380
Amkor Technology, Inc. (a)(d)	1,365,572	10,064,266
ASM International NV unit (a)	41,200	1,669,836
ASML Holding NV	36,905	1,609,058
ATMI, Inc. (a)	11,200	204,288
centrotherm photovoltaics AG (a)	4,737	213,108
Cymer, Inc. (a)	216,022	10,930,713
GCL-Poly Energy Holdings Ltd. (a)	825,000	415,254
Kulicke & Soffa Industries, Inc. (a)	111,300	1,067,367
Lam Research Corp. (a)	10,758	590,614
LTX-Credence Corp. (a)	104,988	938,593
MEMC Electronic Materials, Inc. (a)	24,500	332,465
Novellus Systems, Inc. (a)	19,383	774,545
Renewable Energy Corp. ASA (a)(d)	58,200	202,686
Roth & Rau AG (a)	9,022	183,643
Sumco Corp. (a)	500	9,195
Teradyne, Inc. (a)	967,755	18,029,276
Tessera Technologies, Inc. (a)	11,466	199,623
Varian Semiconductor Equipment Associates, Inc. (a)	260,142	12,411,375
Verigy Ltd. (a)	654,033	8,482,808
		68,629,093
Semiconductors - 11.1%
Advanced Micro Devices, Inc. (a)	147,524	1,358,696
Alpha & Omega Semiconductor Ltd. (a)	228,306	2,981,676
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Altera Corp.	135,114	$ 5,655,872
ANADIGICS, Inc. (a)	100	543
Applied Micro Circuits Corp. (a)	108,425	1,138,463
ARM Holdings PLC sponsored ADR (d)	54,091	1,637,335
Atmel Corp. (a)	23,876	350,500
Avago Technologies Ltd.	629,663	21,402,245
Broadcom Corp. Class A	219,265	9,038,103
Canadian Solar, Inc. (a)	18,800	273,164
Cavium Networks, Inc. (a)	91,195	3,937,800
Cirrus Logic, Inc. (a)(d)	393,130	9,179,586
Cree, Inc. (a)	4,050	213,314
CSR PLC (d)	344,436	2,182,325
Cypress Semiconductor Corp. (a)	527,573	11,057,930
Duksan Hi-Metal Co. Ltd. (a)	125,077	2,489,537
Elpida Memory, Inc. (a)(d)	489,900	7,342,511
Energy Conversion Devices, Inc. (a)(d)	29,549	115,832
Fairchild Semiconductor International, Inc. (a)	626,191	11,027,224
First Solar, Inc. (a)(d)	1,619	238,624
Hittite Microwave Corp. (a)	4,300	263,934
Hynix Semiconductor, Inc. (a)	301,390	7,592,329
Inotera Memories, Inc. (a)	25,696,000	13,616,316
Inphi Corp.	157,295	3,773,507
Intel Corp.	8,925	191,620
International Rectifier Corp. (a)	166,345	5,346,328
Intersil Corp. Class A	1,211,673	15,497,298
JA Solar Holdings Co. Ltd. ADR (a)	34,202	241,466
Jinkosolar Holdings Co. Ltd. ADR (d)	8,739	246,265
LSI Corp. (a)	308,310	1,939,270
Marvell Technology Group Ltd. (a)	1,099,847	20,105,203
Micron Technology, Inc. (a)	3,339,778	37,171,729
Microsemi Corp. (a)	13,100	288,593
Monolithic Power Systems, Inc. (a)	177,599	2,743,905
National Semiconductor Corp.	285,900	4,431,450
Netlogic Microsystems, Inc. (a)	8,000	331,120
NVIDIA Corp. (a)	1,679,255	38,051,918
NXP Semiconductors NV	328,287	10,488,770
O2Micro International Ltd. sponsored ADR (a)	126,600	1,035,588
PMC-Sierra, Inc. (a)	57,600	455,040
Power Integrations, Inc.	210,500	8,386,320
Powertech Technology, Inc.	313,000	1,097,998
Radiant Opto-Electronics Corp.	24,194	54,224
Ralink Technology Corp.	666,000	2,054,074
Rambus, Inc. (a)	117,400	2,412,570
RDA Microelectronics, Inc. sponsored ADR	196,102	2,666,987
Rensas Electronics Corp. (a)(d)	410,000	4,666,381
RF Micro Devices, Inc. (a)	100	750
Richtek Technology Corp.	38,000	301,425
Silicon Laboratories, Inc. (a)	26,000	1,180,400

	Shares	Value
Siliconware Precision Industries Co. Ltd. sponsored ADR	868,400	$ 5,896,436
Skyworks Solutions, Inc. (a)	202,379	7,273,501
Spreadtrum Communications, Inc. ADR (a)(d)	534,900	10,676,604
Standard Microsystems Corp. (a)	252,155	6,689,672
Suntech Power Holdings Co. Ltd. sponsored ADR (a)	9,500	90,250
Texas Instruments, Inc.	163,947	5,838,153
Trina Solar Ltd. (a)(d)	202,956	5,601,586
Wolfson Microelectronics PLC (a)	288,200	1,344,796
Xilinx, Inc.	7,920	263,340
YoungTek Electronics Corp.	108,500	343,568
		322,271,964
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		390,901,057
SOFTWARE - 22.3%
Application Software - 13.7%
Adobe Systems, Inc. (a)	864,394	29,821,593
ANSYS, Inc. (a)	143,861	8,102,252
AsiaInfo Holdings, Inc. (a)(d)	491,980	10,011,793
Aspen Technology, Inc. (a)	702,827	10,704,055
Autodesk, Inc. (a)	445,782	18,745,133
AutoNavi Holdings Ltd. ADR	150,411	2,391,535
Autonomy Corp. PLC (a)	110,825	2,960,437
Blackboard, Inc. (a)(d)	234,144	8,197,381
BroadSoft, Inc. (a)	405,607	14,317,927
Cadence Design Systems, Inc. (a)	302,400	3,008,880
Citrix Systems, Inc. (a)	81,719	5,733,405
Compuware Corp. (a)	1,184,417	13,336,535
Concur Technologies, Inc. (a)	362,260	18,848,388
Descartes Systems Group, Inc. (a)	591,700	3,990,358
Epicor Software Corp. (a)	147,602	1,520,301
Informatica Corp. (a)	531,200	24,971,712
Intuit, Inc. (a)	704,865	37,061,802
JDA Software Group, Inc. (a)	165,210	4,873,695
Kenexa Corp. (a)	63,520	1,473,029
Kingdee International Software Group Co. Ltd.	31,586,000	19,183,588
Longtop Financial Technologies Ltd. ADR (a)	295,725	8,567,153
Manhattan Associates, Inc. (a)	7,155	230,391
MicroStrategy, Inc. Class A (a)	24,729	2,939,042
Nuance Communications, Inc. (a)	544,051	10,151,992
Parametric Technology Corp. (a)	821,496	19,469,455
Pegasystems, Inc.	231,551	9,326,874
QLIK Technologies, Inc.	18,700	489,192
Quest Software, Inc. (a)	213,114	5,709,324
RealPage, Inc.	47,600	1,180,480
salesforce.com, Inc. (a)	318,654	42,148,365
Smith Micro Software, Inc. (a)	16,479	154,408
SolarWinds, Inc. (a)	140,000	3,143,000
SuccessFactors, Inc. (a)	461,000	16,554,510
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Application Software - continued
Synopsys, Inc. (a)	363,400	$ 10,073,448
Taleo Corp. Class A (a)	283,896	9,167,002
TIBCO Software, Inc. (a)	314,236	7,736,490
TiVo, Inc. (a)	26,100	268,308
VanceInfo Technologies, Inc. ADR (a)(d)	244,000	8,100,800
		394,664,033
Home Entertainment Software - 0.1%
Activision Blizzard, Inc.	18,200	202,384
Perfect World Co. Ltd. sponsored ADR Class B (a)	81,500	1,729,430
RealD, Inc.	11,400	255,930
		2,187,744
Systems Software - 8.5%
Ariba, Inc. (a)	535,492	16,573,477
BMC Software, Inc. (a)	462,503	22,893,899
CA, Inc.	579,572	14,361,794
Check Point Software Technologies Ltd. (a)	5,669	282,543
CommVault Systems, Inc. (a)	425,499	15,543,478
Fortinet, Inc. (a)	173,578	7,088,926
Insyde Software Corp.	313,262	1,457,815
MICROS Systems, Inc. (a)	50,400	2,401,056
Microsoft Corp.	10,949	291,024
Novell, Inc. (a)	890	5,233
Oracle Corp.	4,037,692	132,840,067
Red Hat, Inc. (a)	115,813	4,780,761
Rovi Corp. (a)	177,361	9,829,347
TeleCommunication Systems, Inc. Class A (a)	105,200	449,204
Totvs SA	36,400	3,433,694
VMware, Inc. Class A (a)	168,197	14,069,679
		246,301,997
TOTAL SOFTWARE		643,153,774
WIRELESS TELECOMMUNICATION SERVICES - 0.6%
Wireless Telecommunication Services - 0.6%
American Tower Corp. Class A (a)	102,361	5,523,400

	Shares	Value
Crown Castle International Corp. (a)	122,100	$ 5,146,515
SBA Communications Corp. Class A (a)	128,653	5,415,005
Sprint Nextel Corp. (a)	60,951	266,356
		16,351,276
TOTAL COMMON STOCKS (Cost $2,276,277,366)		2,826,953,494
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 0.19% (b)	43,966,503	43,966,503
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	60,334,419	60,334,419
TOTAL MONEY MARKET FUNDS (Cost $104,300,922)		104,300,922
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $2,380,578,288)		2,931,254,416
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(45,434,664)
NET ASSETS - 100%		$ 2,885,819,752
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,247,131 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 66,454
Fidelity Securities Lending Cash Central Fund	585,514
Total	$ 651,968
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Ulticom, Inc.	$ 361,441	$ 5,023,228	$ 1,509,840	$ 3,719,520	$ -
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 2,826,953,494	$ 2,739,542,552	$ 87,410,942	$ -
Money Market Funds	104,300,922	104,300,922	-	-
Total Investments in Securities:	$ 2,931,254,416	$ 2,843,843,474	$ 87,410,942	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	81.0%
Cayman Islands	4.6%
Taiwan	3.2%
Ireland	2.3%
Bermuda	1.6%
China	1.4%
Singapore	1.1%
Others (Individually Less Than 1%)	4.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $321,594,298 of which $266,401,775 and $55,192,523 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $57,444,172) - See accompanying schedule: Unaffiliated issuers (cost $2,276,277,366)	$ 2,826,953,494
Fidelity Central Funds (cost $104,300,922)	104,300,922
Total Investments (cost $2,380,578,288)		$ 2,931,254,416
Receivable for investments sold		23,603,019
Receivable for fund shares sold		5,912,456
Dividends receivable		1,006,512
Distributions receivable from Fidelity Central Funds		46,667
Prepaid expenses		4,136
Other receivables		88,531
Total assets		2,961,915,737

Liabilities
Payable for investments purchased	$ 9,373,307
Payable for fund shares redeemed	4,405,449
Accrued management fee	1,338,855
Other affiliated payables	557,388
Other payables and accrued expenses	86,567
Collateral on securities loaned, at value	60,334,419
Total liabilities		76,095,985

Net Assets		$ 2,885,819,752
Net Assets consist of:
Paid in capital		$ 2,663,538,936
Accumulated net investment loss		(204,763)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(328,191,015)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		550,676,594
Net Assets, for 28,188,844 shares outstanding		$ 2,885,819,752
Net Asset Value, offering price and redemption price per share ($2,885,819,752 ÷ 28,188,844 shares)		$ 102.37

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends (including $3,719,520 earned from other affiliated issuers)		$ 8,091,411
Interest		1,193
Income from Fidelity Central Funds (including $585,514 from security lending)		651,968
Total income		8,744,572

Expenses
Management fee	$ 12,545,618
Transfer agent fees	5,260,996
Accounting and security lending fees	684,905
Custodian fees and expenses	276,920
Independent trustees' compensation	12,475
Registration fees	83,162
Audit	46,326
Legal	9,281
Interest	4,251
Miscellaneous	24,685
Total expenses before reductions	18,948,619
Expense reductions	(436,513)	18,512,106
Net investment income (loss)		(9,767,534)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	478,331,908
Other affiliated issuers	(4,598,893)
Foreign currency transactions	(188,999)
Total net realized gain (loss)		473,544,016
Change in net unrealized appreciation (depreciation) on: Investment securities	318,649,630
Assets and liabilities in foreign currencies	429
Total change in net unrealized appreciation (depreciation)		318,650,059
Net gain (loss)		792,194,075
Net increase (decrease) in net assets resulting from operations		$ 782,426,541

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (9,767,534)	$ (3,203,642)
Net realized gain (loss)	473,544,016	213,534,220
Change in net unrealized appreciation (depreciation)	318,650,059	610,437,723
Net increase (decrease) in net assets resulting from operations	782,426,541	820,768,301
Share transactions Proceeds from sales of shares	927,195,806	925,056,280
Cost of shares redeemed	(818,800,764)	(524,406,625)
Net increase (decrease) in net assets resulting from share transactions	108,395,042	400,649,655
Redemption fees	104,594	102,995
Total increase (decrease) in net assets	890,926,177	1,221,520,951

Net Assets
Beginning of period	1,994,893,575	773,372,624
End of period (including accumulated net investment loss of $204,763 and accumulated net investment loss of $260, respectively)	$ 2,885,819,752	$ 1,994,893,575
Other Information Shares
Sold	10,535,743	14,932,330
Redeemed	(9,962,012)	(8,150,557)
Net increase (decrease)	573,731	6,781,773

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 72.24	$ 37.12	$ 66.65	$ 69.84	$ 65.24
Income from Investment Operations
Net investment income (loss) C	(.37)	(.13)	.15	(.36) F	(.15)
Net realized and unrealized gain (loss)	30.50	35.25	(29.57)	(2.84)	4.75
Total from investment operations	30.13	35.12	(29.42)	(3.20)	4.60
Distributions from net investment income	-	-	(.11)	-	-
Redemption fees added to paid in capital C	- I	- I	- I	.01	- I
Net asset value, end of period	$ 102.37	$ 72.24	$ 37.12	$ 66.65	$ 69.84
Total Return A, B	41.71%	94.61%	(44.15)%	(4.57)%	7.05%
Ratios to Average Net Assets D, G
Expenses before reductions	.85%	.92%	.90%	.89%	.95%
Expenses net of fee waivers, if any	.85%	.92%	.90%	.89%	.95%
Expenses net of all reductions	.83%	.89%	.89%	.88%	.95%
Net investment income (loss)	(.44)%	(.21)%	.26%	(.47)% F	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,885,820	$ 1,994,894	$ 773,373	$ 1,549,499	$ 1,696,389
Portfolio turnover rate E	136%	127%	235%	204%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.05 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.53)%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio, and Technology Portfolio (the Funds) are non-diversified funds of Fidelity Select Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. Each Fund is authorized to issue an unlimited number of shares. Certain Funds' investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for Electronics Portfolio, independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, Software and Computer Services Portfolio claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Communications Equipment Portfolio	$ 545,850,981	$ 122,983,149	$ (36,117,726)	$ 86,865,423
Computers Portfolio	605,428,136	80,651,386	(54,090,107)	26,561,279
Electronics Portfolio	1,392,925,789	204,927,228	(125,815,372)	79,111,856
IT Services Portfolio	115,186,589	27,752,608	(1,263,059)	26,489,549
Software and Computer Services Portfolio	1,045,851,249	284,022,674	(16,187,570)	267,835,104
Technology Portfolio	2,387,175,005	613,235,203	(69,155,792)	544,079,411

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation)
Communications Equipment Portfolio	$ -	$ -	$ (32,212,158)	$ 86,865,423
Computers Portfolio	-	-	(23,694,802)	26,533,189
Electronics Portfolio	200,419	-	(397,386,518)	79,111,856
IT Services Portfolio	-	1,949,433	-	26,489,018
Software and Computer Services Portfolio	56,359,773	26,464,731	-	267,815,038
Technology Portfolio	-	-	(321,594,298)	544,079,877

The tax character of distributions paid was as follows:

February 28, 2011
	Ordinary Income	Long-term Capital Gains	Total
Electronics Portfolio	$ 2,841,742	$ -	$ 2,841,742
Software and Computer Services Portfolio	-	37,331,222	37,331,222
February 28, 2010
	Ordinary Income	Long-term Capital Gains	Total
Communications Equipment Portfolio	$ 937,682	$ -	$ 937,682
Electronics Portfolio	9,751,244	-	9,751,244

Trading (Redemption) Fees. Shares held by investors in the Funds less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Funds and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Communications Equipment Portfolio	441,966,106	345,281,265
Computers Portfolio	718,360,461	773,344,061
Electronics Portfolio	1,102,021,780	1,151,797,342

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments - continued

	Purchases ($)	Sales ($)
IT Services Portfolio	164,792,819	158,465,492
Software and Computer Services Portfolio	2,019,445,495	2,011,557,467
Technology Portfolio	3,048,541,777	3,007,838,138

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Communications Equipment Portfolio	.30%	.26%	.56%
Computers Portfolio	.30%	.26%	.56%
Electronics Portfolio	.30%	.26%	.56%
IT Services Portfolio	.30%	.26%	.56%
Software and Computer Services Portfolio	.30%	.26%	.56%
Technology Portfolio	.30%	.26%	.56%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Communications Equipment Portfolio	.28%
Computers Portfolio	.26%
Electronics Portfolio	.25%
IT Services Portfolio	.26%
Software and Computer Services Portfolio	.23%
Technology Portfolio	.24%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Communications Equipment Portfolio	$ 22,137
Computers Portfolio	60,632
Electronics Portfolio	132,897
IT Services Portfolio	9,764
Software and Computer Services Portfolio	94,619
Technology Portfolio	106,664

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Communications Equipment Portfolio	Borrower	$ 5,925,000.45%		$ 516
Electronics Portfolio	Borrower	8,379,200.47%		1,094
Software and Computer Services Portfolio	Borrower	9,243,250.45%		4,168
Technology Portfolio	Borrower	8,612,733.45%		3,261

7. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Communications Equipment Portfolio	$ 1,447
Computers Portfolio	1,921
Electronics Portfolio	4,105
IT Services Portfolio	376
Software and Computer Services Portfolio	3,910
Technology Portfolio	8,055

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Computers Portfolio	$ 3,069	$ -
IT Services Portfolio	2,371	328,830
Software and Computer Services Portfolio	354	-
Technology Portfolio	3,389	-

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. At period end, there were no bank borrowings outstanding. Each applicable Fund's activity in this program during the period for which loans were outstanding was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Technology Portfolio	$ 12,594,000.71%		$ 990

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Communications Equipment Portfolio	$ 55,224	$ -
Computers Portfolio	52,289	3
Electronics Portfolio	68,915	-
IT Services Portfolio	1,892	-
Software and Computer Services Portfolio	87,510	643
Technology Portfolio	436,513	-

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of period, Strategic Advisors U.S. Opportunity Fund was the owner of record of approximately 12% of the total outstanding shares of Communication Equipment Portfolio.

12. Merger Information.

On June 19, 2009, the Communications Equipment Portfolio acquired all of the assets and assumed all of the liabilities of the Networking and Infrastructure Portfolio pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 3,975,162 shares of Communications Equipment Portfolio, for 35,599,072 shares then outstanding (valued at $1.87) of Networking and Infrastructure Portfolio. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Networking and Infrastructure Portfolio's net assets, including securities of $66,819,352, unrealized depreciation of $4,096,065, and net other liabilities of $235,381 were combined with Communications Equipment Portfolio's net assets of $279,957,975 for total net assets after the acquisition of $346,541,946.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ (944,355)
Total net realized gain (loss)	55,930,441
Total change in net unrealized appreciation (depreciation)	121,087,210
Net increase (decrease) in net assets resulting from operations	$ 176,073,296

Annual Report

12. Merger Information - continued

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Communications Equipment Portfolio, Computers Portfolio, Electronics Portfolio, IT Services Portfolio, Software and Computer Services Portfolio and Technology Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Communications Equipment Portfolio	04/07/11	04/06/11	$0.00	$0.00
Computers Portfolio	04/07/11	04/06/11	$0.00	$0.00
Electronics Portfolio	04/07/11	04/06/11	$0.01	$0.00
IT Services Portfolio	04/07/11	04/06/11	$0.00	$0.35
Software and Computer Services Portfolio	04/07/11	04/06/11	$0.00	$5.93
Technology Portfolio	04/07/11	04/06/11	$0.00	$0.00

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2011, or, if subsequently determined to be different, the net capital gain of such year.

IT Services Portfolio	$1,949,433
Software and Computer Services Portfolio	$63,795,953

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Electronics Portfolio	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h) (11) of the Internal Revenue Code:

	April 2010	December 2010
Electronics Portfolio	100%	100%

The funds will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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Automated line for quickest service

SELTEC-UANNPRO-0411
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Fidelity®
Select Portfolios®
Telecommunications Services Sector

Telecommunications Portfolio

Wireless Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Telecommunications Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Wireless Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Telecommunications Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Telecommunications Portfolio	27.24%	3.80%	1.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Telecommunications Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Telecommunications Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kristina Salen, Portfolio Manager of Telecommunications Portfolio: During the year, the fund's Retail Class shares gained 27.24%, falling short of the 30.04% gain of the MSCI® U.S. IM Telecommunications Services 25/50 Index, but handily outpacing the broadly based S&P 500®. Relative to the MSCI index, underweighting benchmark heavyweight Verizon Communications hurt the most, as the stock was lifted amid speculation the company would begin carrying Apple's iPhone® mobile digital device. Disappointing stock picks in wireless telecom services also proved detrimental, including a position in Clearwire, a provider of wireless high-speed Internet service. Elsewhere in wireless, an overweighting in pre-paid wireless provider Leap Wireless International detracted, as did a stake in Netherlands-based VimpleCom. Underweighting Vonage Holdings, a provider of phone service over the Web using Voice over Internet Protocol (VoIP), hurt. On the flip side, underweighting integrated telecom giant AT&T was the biggest relative contributor. The stock underperformed on reports the company may lose exclusivity with the iPhone, which represented a good deal of its business. The fund also was aided by out-of-benchmark exposure to the high-growth cable and satellite industry. Specifically, I focused on video-related stocks in this area that I believed would perform well, including Germany-listed Kabel Deutschland Holding, U.K.-based Virgin Media and Comcast. Some of the stocks I've mentioned in this report were out-of-index holdings and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.20%
Actual		$ 1,000.00	$ 1,192.40	$ 6.52
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.47%
Actual		$ 1,000.00	$ 1,190.70	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.94%
Actual		$ 1,000.00	$ 1,188.20	$ 10.53
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.93%
Actual		$ 1,000.00	$ 1,188.10	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Telecommunications	.91%
Actual		$ 1,000.00	$ 1,194.30	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,194.20	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	10.5	8.6
American Tower Corp. Class A	7.1	7.5
Verizon Communications, Inc.	7.0	15.0
Qwest Communications International, Inc.	6.5	5.8
Crown Castle International Corp.	5.8	6.3
Sprint Nextel Corp.	4.3	5.4
NII Holdings, Inc.	4.0	3.3
CenturyLink, Inc.	4.0	4.8
SBA Communications Corp.Class A	3.9	3.9
tw telecom, inc.	3.7	2.7
	56.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Diversified Telecommunication Services	47.8%
Wireless Telecommunication Services	36.2%
Media	10.2%
Internet Software & Services	2.3%
Software	2.0%
All Others*	1.5%

As of August 31, 2010
Diversified Telecommunication Services	46.2%
Wireless Telecommunication Services	39.6%
Media	9.5%
Internet Software & Services	1.5%
Software	0.9%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Diversified Support Services - 0.6%
Blue Label Telecoms Ltd.	2,829,100	$ 2,316,103
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Aruba Networks, Inc. (a)	392	11,936
F5 Networks, Inc. (a)	40	4,720
Juniper Networks, Inc. (a)	44,947	1,977,668
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	40	1,912
Sandvine Corp. (U.K.) (a)	3,200	10,543
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	7,704
		2,014,483
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
NetApp, Inc. (a)	20	1,033
Synaptics, Inc. (a)	450	13,275
		14,308
DIVERSIFIED TELECOMMUNICATION SERVICES - 47.8%
Alternative Carriers - 12.3%
AboveNet, Inc.	113,300	7,352,037
Cable & Wireless Worldwide PLC	5	6
Cogent Communications Group, Inc. (a)	251,017	3,699,991
Global Crossing Ltd. (a)	302,086	4,757,855
Iliad Group SA	44,410	4,973,956
Level 3 Communications, Inc. (a)(d)	1,835,376	2,569,526
PAETEC Holding Corp. (a)	73,600	279,680
tw telecom, inc. (a)	739,957	13,763,200
Vonage Holdings Corp. (a)	1,782,800	7,879,976
		45,276,227
Integrated Telecommunication Services - 35.5%
AT&T, Inc.	1,366,919	38,793,161
BT Group PLC	5,351	15,896
Cable & Wireless PLC	5	4
Cbeyond, Inc. (a)	177,698	2,484,218
CenturyLink, Inc. (d)	352,890	14,532,010
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	342,100	5,709,649
Cincinnati Bell, Inc. New (a)	225,000	594,000
Deutsche Telekom AG	763	10,261
FairPoint Communications, Inc. (a)	34,149	0
Frontier Communications Corp.	12,732	108,095
Hellenic Telecommunications Organization SA	163	1,676
Qwest Communications International, Inc.	3,513,189	23,959,949
Telecom Italia SpA sponsored ADR	226	3,526
Telenor ASA sponsored ADR	125,100	6,237,486

	Shares	Value
Verizon Communications, Inc.	699,041	$ 25,808,594
Windstream Corp.	963,015	12,076,208
		130,334,733
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		175,610,960
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	40	1,966
INTERNET SOFTWARE & SERVICES - 2.3%
Internet Software & Services - 2.3%
Akamai Technologies, Inc. (a)	35,700	1,339,821
Google, Inc. Class A (a)	3,000	1,840,200
Rackspace Hosting, Inc. (a)(d)	90,700	3,347,737
SAVVIS, Inc. (a)	99	3,217
Support.com, Inc. (a)	326,000	1,819,080
		8,350,055
MEDIA - 10.2%
Broadcasting - 0.0%
Ten Network Holdings Ltd.	5	7
Cable & Satellite - 10.2%
Comcast Corp. Class A	408,100	10,512,656
DIRECTV (a)	9	414
Dish TV India Ltd. (a)	5,888	7,629
Kabel Deutschland Holding AG	165,600	9,022,285
Liberty Global, Inc. Class A (a)(d)	98,400	4,142,640
Naspers Ltd. Class N	36,200	2,079,453
Time Warner Cable, Inc.	51,172	3,693,595
Virgin Media, Inc.	290,600	7,915,944
		37,374,616
Movies & Entertainment - 0.0%
Madison Square Garden, Inc. Class A (a)	525	14,994
TOTAL MEDIA		37,389,617
SOFTWARE - 2.0%
Application Software - 2.0%
AsiaInfo Holdings, Inc. (a)(d)	170,800	3,475,780
Gameloft (a)	583,902	3,601,858
Nuance Communications, Inc. (a)	800	14,928
Synchronoss Technologies, Inc. (a)	5,003	171,403
		7,263,969
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	3	14
TOTAL SOFTWARE		7,263,983
WIRELESS TELECOMMUNICATION SERVICES - 36.2%
Wireless Telecommunication Services - 36.2%
America Movil SAB de CV Series L sponsored ADR	300	17,226
American Tower Corp. Class A (a)	484,800	26,159,808
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Axiata Group Bhd (a)	3,095,100	$ 4,951,348
Clearwire Corp. Class A (a)(d)	1,476,236	7,425,467
Crown Castle International Corp. (a)	502,383	21,175,443
ICO Global Communications Holdings Ltd. Class A (a)	3,059,577	7,006,431
Idea Cellular Ltd. (a)	3,710	4,717
Leap Wireless International, Inc. (a)	371,258	4,536,773
MetroPCS Communications, Inc. (a)	659,406	9,495,446
MTN Group Ltd.	25	441
NII Holdings, Inc. (a)	358,100	14,667,776
NTELOS Holdings Corp.	632	12,273
PT Indosat Tbk	3,305,600	1,892,334
SBA Communications Corp. Class A (a)	336,282	14,154,109
Sprint Nextel Corp. (a)	3,616,150	15,802,576
Telephone & Data Systems, Inc.	15,255	513,331
TIM Participacoes SA sponsored ADR (non-vtg.)	55,900	2,164,448
Turkcell Iletisim Hizmet AS	162,000	911,697
Vivo Participacoes SA sponsored ADR	59,325	2,183,753
		133,075,397
TOTAL COMMON STOCKS (Cost $346,800,462)		366,036,872
Money Market Funds - 7.4%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $27,411,975)	27,411,975	$ 27,411,975
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $374,212,437)		393,448,847
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(25,841,113)
NET ASSETS - 100%		$ 367,607,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,718
Fidelity Securities Lending Cash Central Fund	217,589
Total	$ 231,307
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 366,036,872	$ 365,109,272	$ 927,600	$ -
Money Market Funds	27,411,975	27,411,975	-	-
Total Investments in Securities:	$ 393,448,847	$ 392,521,247	$ 927,600	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(905)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	905
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ (905)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.0%
Germany	2.5%
France	2.4%
Norway	1.7%
Hong Kong	1.6%
Malaysia	1.3%
Bermuda	1.3%
South Africa	1.2%
Brazil	1.2%
Others (Individually Less Than 1%)	0.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $76,308,957 of which $11,764,473, $52,002,796 and $12,541,688 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $26,618,806) - See accompanying schedule: Unaffiliated issuers (cost $346,800,462)	$ 366,036,872
Fidelity Central Funds (cost $27,411,975)	27,411,975
Total Investments (cost $374,212,437)		$ 393,448,847
Receivable for investments sold		11,306,725
Receivable for fund shares sold		397,208
Dividends receivable		59,363
Distributions receivable from Fidelity Central Funds		14,970
Prepaid expenses		679
Other receivables		26,419
Total assets		405,254,211

Liabilities
Payable to custodian bank	$ 115,353
Payable for investments purchased	9,565,852
Payable for fund shares redeemed	235,627
Accrued management fee	177,334
Distribution and service plan fees payable	5,186
Other affiliated payables	95,722
Other payables and accrued expenses	39,428
Collateral on securities loaned, at value	27,411,975
Total liabilities		37,646,477

Net Assets		$ 367,607,734
Net Assets consist of:
Paid in capital		$ 431,017,434
Undistributed net investment income		260,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(82,905,063)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,234,610
Net Assets		$ 367,607,734

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,304,834 ÷ 91,721 shares)	$ 46.93

Maximum offering price per share (100/94.25 of $46.93)	$ 49.79
Class T: Net Asset Value and redemption price per share ($2,881,805 ÷ 61,561 shares)	$ 46.81

Maximum offering price per share (100/96.50 of $46.81)	$ 48.51
Class B: Net Asset Value and offering price per share ($705,683 ÷ 15,038 shares)A	$ 46.93

Class C: Net Asset Value and offering price per share ($3,034,767 ÷ 64,718 shares)A	$ 46.89

Telecommunications: Net Asset Value, offering price and redemption price per share ($354,937,952 ÷ 7,540,796 shares)	$ 47.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,742,693 ÷ 37,060 shares)	$ 47.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,724,568
Interest		210
Income from Fidelity Central Funds		231,307
Total income		8,956,085

Expenses
Management fee	$ 1,983,895
Transfer agent fees	968,784
Distribution and service plan fees	54,207
Accounting and security lending fees	142,914
Custodian fees and expenses	37,525
Independent trustees' compensation	2,020
Registration fees	80,175
Audit	45,986
Legal	5,440
Interest	1,085
Miscellaneous	4,129
Total expenses before reductions	3,326,160
Expense reductions	(60,818)	3,265,342
Net investment income (loss)		5,690,743
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,993,138
Foreign currency transactions	1,042
Total net realized gain (loss)		23,994,180
Change in net unrealized appreciation (depreciation) on: Investment securities	56,962,770
Assets and liabilities in foreign currencies	10,023
Total change in net unrealized appreciation (depreciation)		56,972,793
Net gain (loss)		80,966,973
Net increase (decrease) in net assets resulting from operations		$ 86,657,716

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,690,743	$ 5,996,295
Net realized gain (loss)	23,994,180	5,413,597
Change in net unrealized appreciation (depreciation)	56,972,793	79,572,437
Net increase (decrease) in net assets resulting from operations	86,657,716	90,982,329
Distributions to shareholders from net investment income	(7,366,695)	(2,355,415)
Distributions to shareholders from net realized gain	-	(402,567)
Total distributions	(7,366,695)	(2,757,982)
Share transactions - net increase (decrease)	(685,685)	989,027
Redemption fees	11,018	12,272
Total increase (decrease) in net assets	78,616,354	89,225,646

Net Assets
Beginning of period	288,991,380	199,765,734
End of period (including undistributed net investment income of $260,753 and undistributed net investment income of $1,935,664, respectively)	$ 367,607,734	$ 288,991,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.67	.22	.26	- K
Net realized and unrealized gain (loss)	9.49	10.55	(15.60)	(8.08)	3.15
Total from investment operations	10.06	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.77)	(.19)	(.35) N	(.51)	-
Distributions from net realized gain	-	(.05)	(.18) N	-	-
Total distributions	(.77)	(.24) M	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	26.87%	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.18%	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.35%	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,305	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.45	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	9.47	10.54	(15.56)	(8.07)	3.14
Total from investment operations	9.92	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.66)	(.22)	(.24) N	(.42)	-
Distributions from net realized gain	-	(.03)	(.13) N	-	-
Total distributions	(.66)	(.24) M	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	26.54%	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.46%	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.06%	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,882	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.25	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	9.48	10.54	(15.49)	(8.04)	3.11
Total from investment operations	9.73	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.40)	(.04)	(.11) N	(.20)	-
Distributions from net realized gain	-	(.01)	(.06) N	-	-
Total distributions	(.40)	(.05) M	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	25.96%	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.93%	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	.60%	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 706	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	72%	90%	168%	134%	162%
A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	9.46	10.56	(15.50)	(8.03)	3.14
Total from investment operations	9.72	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.44)	(.10)	(.07) N	(.22)	-
Distributions from net realized gain	-	(.02)	(.05) N	-	-
Total distributions	(.44)	(.12) M	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	25.95%	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.92%	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	.61%	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,035	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Income from Investment Operations
Net investment income (loss) C	.69	.76	.30	.43	.61 F
Net realized and unrealized gain (loss)	9.52	10.59	(15.65)	(8.12)	8.85
Total from investment operations	10.21	11.35	(15.35)	(7.69)	9.46
Distributions from net investment income	(.87)	(.31)	(.41) L	(.52)	(.53)
Distributions from net realized gain	-	(.05)	(.20) L	-	-
Total distributions	(.87)	(.36) K	(.61) J	(.52)	(.53)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Total Return A, B	27.24%	42.43%	(36.00)%	(15.30)%	22.69%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.99%	.97%	.91%	.99%
Expenses net of fee waivers, if any	.92%	.99%	.97%	.90%	.97%
Expenses net of all reductions	.91%	.98%	.96%	.90%	.97%
Net investment income (loss)	1.62%	2.15%	.85%	.79%	1.34% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 354,938	$ 279,704	$ 196,231	$ 334,565	$ 624,427
Portfolio turnover rate E	72%	90%	168%	134%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.71	.84	.34	.45	.16
Net realized and unrealized gain (loss)	9.50	10.55	(15.67)	(8.09)	3.01
Total from investment operations	10.21	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.88)	(.38)	(.40) M	(.62)	-
Distributions from net realized gain	-	(.05)	(.20) M	-	-
Total distributions	(.88)	(.43) L	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	27.27%	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.89%	.84%	.90%	.83%	.97% A
Net investment income (loss)	1.64%	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,743	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,735,629
Gross unrealized depreciation	(43,095,325)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,640,304
Tax Cost	$ 380,808,543

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 260,995
Capital loss carryforward	$ (76,308,957)
Net unrealized appreciation (depreciation)	$ 12,638,504

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 7,366,695	$ 2,757,982

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $256,842,819 and $247,000,001, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 9,195	$ 586
Class T	.25%	.25%	12,588	15
Class B	.75%	.25%	6,770	5,078
Class C	.75%	.25%	25,654	9,305
			$ 54,207	$ 14,984

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,026
Class T	1,778
Class B*	2,024
Class C*	255
$ 9,083

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,916.30
Class T	8,246.33
Class B	2,000.30
Class C	7,300.29
Telecommunications	934,079.27
Institutional Class	6,243.26
	$ 968,784

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,209 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,032,250.41%		$ 1,085

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,283 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $217,589. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,818 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 67,506	$ 15,094
Class T	39,660	11,817
Class B	6,185	821
Class C	26,169	5,697
Telecommunications	7,180,244	2,311,098
Institutional Class	46,931	10,888
Total	$ 7,366,695	$ 2,355,415
From net realized gain
Class A	$ -	$ 4,245
Class T	-	827
Class B	-	139
Class C	-	504
Telecommunications	-	396,621
Institutional Class	-	231
Total	$ -	$ 402,567

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	40,645	88,778	$ 1,741,332	$ 3,085,616
Reinvestment of distributions	1,359	476	59,381	17,722
Shares redeemed	(39,099)	(79,650)	(1,642,347)	(2,900,645)
Net increase (decrease)	2,905	9,604	$ 158,366	$ 202,693
Class T
Shares sold	23,206	45,905	$ 981,887	$ 1,589,430
Reinvestment of distributions	894	314	39,051	12,167
Shares redeemed	(17,166)	(14,845)	(731,684)	(532,433)
Net increase (decrease)	6,934	31,374	$ 289,254	$ 1,069,164
Class B
Shares sold	3,985	15,431	$ 164,934	$ 522,557
Reinvestment of distributions	125	22	5,371	836
Shares redeemed	(6,122)	(11,987)	(254,241)	(408,765)
Net increase (decrease)	(2,012)	3,466	$ (83,936)	$ 114,628
Class C
Shares sold	29,965	62,598	$ 1,283,190	$ 2,159,620
Reinvestment of distributions	433	129	18,769	5,000
Shares redeemed	(22,865)	(19,418)	(981,215)	(702,765)
Net increase (decrease)	7,533	43,309	$ 320,744	$ 1,461,855
Telecommunications
Shares sold	3,169,647	3,331,732	$ 131,656,721	$ 111,276,252
Reinvestment of distributions	156,783	68,653	6,893,743	2,606,513
Shares redeemed	(3,199,430)	(3,325,834)	(139,972,066)	(116,676,048)
Net increase (decrease)	127,000	74,551	$ (1,421,602)	$ (2,793,283)
Institutional Class
Shares sold	131,873	35,372	$ 5,646,597	$ 1,243,451
Reinvestment of distributions	800	37	36,161	1,435
Shares redeemed	(124,838)	(8,744)	(5,631,269)	(310,916)
Net increase (decrease)	7,835	26,665	$ 51,489	$ 933,970

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Wireless Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Wireless Portfolio	29.55%	5.50%	2.69%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Wireless Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Wireless Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kyle Weaver and Gavin Baker, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Wireless Portfolio: During the past year, the fund returned 29.55%, outdistancing both the 24.56% return of the S&P® Custom Wireless Index and the broadly based S&P 500® Index. Favorable picks in wireless telecommunication services bolstered the fund's performance versus the wireless index, as did stock selection and an underweighting in communications equipment. In the latter group, one holding added significant value - Finland-based handset manufacturer Nokia, a large, weak-performing index component in which the fund had a substantial underweighting. Nokia fought losing battles on two fronts, giving up share at the high end of the market to Apple's iPhone® and a wave of smartphones based on Google's AndroidTM wireless operating system, while grappling with competition from Chinese manufacturers on the low end. Nokia was not held by the fund at period end. The fund also benefited from the other side of that trade, with out-of-index exposure to Apple. An allocation to application software - primarily through an out-of-index position in Gameloft, a developer of mobile video games, was beneficial as well. Underweighting lagging benchmark component China Mobile, the largest wireless carrier in that nation, aided performance, as did overweighted exposure to U.K.-based wireless carrier Vodafone Group, the fund's largest holding at period end, and data clearinghouse provider Syniverse Holdings, which was bought by a private-equity firm during the period. Conversely, a small cash position held back performance. Moreover, underweighting a strong-performing benchmark component, integrated telecom carrier Verizon Communications, weighed on the fund's result. Also detracting were overweighted positions in Canadian smartphone maker Research In Motion; Clearwire, a builder and operator of wireless broadband networks; and wireless tower provider Crown Castle International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Wireless Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.90%	$ 1,000.00	$ 1,245.40	$ 5.01
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.33	$ 4.51

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Wireless Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR	13.4	15.8
QUALCOMM, Inc.	9.9	8.1
Sprint Nextel Corp.	6.3	8.9
Research In Motion Ltd.	5.1	3.5
Verizon Communications, Inc.	5.0	3.8
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	4.9	1.4
Crown Castle International Corp.	4.3	4.6
Telefonica SA sponsored ADR	4.2	4.8
American Tower Corp. Class A	4.1	4.7
Apple, Inc.	4.0	2.5
	61.2
Top Industries (% of fund's net assets)
As of February 28, 2011
Wireless Telecommunication Services	46.7%
Communications Equipment	25.9%
Diversified Telecommunication Services	11.7%
Software	4.3%
Computers & Peripherals	4.0%
All Others*	7.4%

As of August 31, 2010
Wireless Telecommunication Services	58.7%
Communications Equipment	18.0%
Diversified Telecommunication Services	15.3%
Computers & Peripherals	2.5%
Software	2.4%
All Others*	3.1%

* Includes short-term investments and net other assets.

Annual Report

Wireless Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 25.9%
Communications Equipment - 25.9%
Aruba Networks, Inc. (a)(d)	119,684	$ 3,644,378
Harris Corp.	28,400	1,325,144
InterDigital, Inc. (d)	41,900	1,997,792
Motorola Mobility Holdings, Inc.	173,660	5,244,532
Motorola Solutions, Inc.	198,468	7,668,804
QUALCOMM, Inc.	602,650	35,905,887
Research In Motion Ltd. (a)	276,600	18,294,325
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	1,391,000	17,860,440
ViaSat, Inc. (a)	39,700	1,651,917
		93,593,219
COMPUTERS & PERIPHERALS - 4.0%
Computer Hardware - 4.0%
Apple, Inc. (a)	40,800	14,410,968
DIVERSIFIED TELECOMMUNICATION SERVICES - 11.7%
Alternative Carriers - 0.1%
Neutral Tandem, Inc. (a)	20,600	354,320
Integrated Telecommunication Services - 11.6%
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	529,500	8,837,355
Deutsche Telekom AG	100	1,345
Telefonica SA sponsored ADR	591,000	15,111,870
Verizon Communications, Inc.	485,500	17,924,660
		41,875,230
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		42,229,550
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Components - 0.0%
E Ink Holdings, Inc. GDR (a)(e)	2,700	47,138
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Google, Inc. Class A (a)	5,900	3,619,060
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
Amdocs Ltd. (a)	60,700	1,811,288
MEDIA - 2.5%
Cable & Satellite - 2.5%
Virgin Media, Inc.	328,500	8,948,340
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Semiconductors - 3.1%
Atheros Communications, Inc. (a)	83,500	3,741,635
Avago Technologies Ltd.	10,900	370,491
NVIDIA Corp. (a)	306,000	6,933,960
		11,046,086

	Shares	Value
SOFTWARE - 4.3%
Application Software - 4.3%
AsiaInfo Holdings, Inc. (a)(d)	318,800	$ 6,487,580
BroadSoft, Inc. (a)	9,800	345,940
Gameloft (a)	1,338,462	8,256,437
Synchronoss Technologies, Inc. (a)	10,600	363,156
		15,453,113
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)(d)	28,623	129,662
TOTAL SOFTWARE		15,582,775
WIRELESS TELECOMMUNICATION SERVICES - 46.7%
Wireless Telecommunication Services - 46.7%
America Movil SAB de CV Series L sponsored ADR	400	22,968
American Tower Corp. Class A (a)	273,692	14,768,420
China Mobile (Hong Kong) Ltd. sponsored ADR	142,900	6,754,883
Clearwire Corp. Class A (a)(d)	934,700	4,701,541
Crown Castle International Corp. (a)	370,600	15,620,790
KDDI Corp.	6	38,967
Leap Wireless International, Inc. (a)	25,750	314,665
MetroPCS Communications, Inc. (a)	967,700	13,934,880
Millicom International Cellular SA	68,900	6,035,640
NII Holdings, Inc. (a)	322,700	13,217,792
NTELOS Holdings Corp.	175,800	3,414,036
NTT DoCoMo, Inc.	1,697	3,188,138
NTT DoCoMo, Inc. sponsored ADR (d)	19,100	358,698
PT Indosat Tbk	2,700	1,546
SBA Communications Corp. Class A (a)	334,800	14,091,732
Sprint Nextel Corp. (a)	5,178,231	22,628,869
Telephone & Data Systems, Inc.	9,006	303,052
U.S. Cellular Corp. (a)	23,100	1,154,538
Vodafone Group PLC sponsored ADR	1,686,600	48,270,492
		168,821,647
TOTAL COMMON STOCKS (Cost $324,391,663)		360,110,071
Money Market Funds - 7.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	3,040,666	$ 3,040,666
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	22,517,400	22,517,400
TOTAL MONEY MARKET FUNDS (Cost $25,558,066)		25,558,066
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $349,949,729)	385,668,137
NET OTHER ASSETS (LIABILITIES) - (6.8)%	(24,585,954)
NET ASSETS - 100%	$ 361,082,183
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $47,138 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,960
Fidelity Securities Lending Cash Central Fund	238,987
Total	$ 245,947
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 360,110,071	$ 356,882,966	$ 3,227,105	$ -
Money Market Funds	25,558,066	25,558,066	-	-
Total Investments in Securities:	$ 385,668,137	$ 382,441,032	$ 3,227,105	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	62.5%
United Kingdom	13.4%
Canada	5.1%
Sweden	4.9%
Hong Kong	4.3%
Spain	4.2%
France	2.3%
Luxembourg	1.7%
Japan	1.0%
Others (Individually Less Than 1%)	0.6%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $2,779,539 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $22,019,575) - See accompanying schedule: Unaffiliated issuers (cost $324,391,663)	$ 360,110,071
Fidelity Central Funds (cost $25,558,066)	25,558,066
Total Investments (cost $349,949,729)		$ 385,668,137
Receivable for fund shares sold		634,862
Dividends receivable		131,077
Distributions receivable from Fidelity Central Funds		10,556
Prepaid expenses		585
Other receivables		41,394
Total assets		386,486,611

Liabilities
Payable for investments purchased	$ 2,000,147
Payable for fund shares redeemed	598,043
Accrued management fee	166,702
Other affiliated payables	86,473
Other payables and accrued expenses	35,663
Collateral on securities loaned, at value	22,517,400
Total liabilities		25,404,428

Net Assets		$ 361,082,183
Net Assets consist of:
Paid in capital		$ 337,360,369
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,994,791)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,716,605
Net Assets, for 43,579,428 shares outstanding		$ 361,082,183
Net Asset Value, offering price and redemption price per share ($361,082,183 ÷ 43,579,428 shares)		$ 8.29

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 5,901,447
Interest		117
Income from Fidelity Central Funds		245,947
Total income		6,147,511

Expenses
Management fee	$ 1,731,134
Transfer agent fees	874,441
Accounting and security lending fees	127,384
Custodian fees and expenses	30,370
Independent trustees' compensation	1,699
Registration fees	36,457
Audit	45,812
Legal	1,196
Interest	70
Miscellaneous	4,276
Total expenses before reductions	2,852,839
Expense reductions	(35,733)	2,817,106
Net investment income (loss)		3,330,405
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	22,941,066
Foreign currency transactions	9,658
Total net realized gain (loss)		22,950,724
Change in net unrealized appreciation (depreciation) on: Investment securities	56,266,023
Assets and liabilities in foreign currencies	608
Total change in net unrealized appreciation (depreciation)		56,266,631
Net gain (loss)		79,217,355
Net increase (decrease) in net assets resulting from operations		$ 82,547,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,330,405	$ 3,040,934
Net realized gain (loss)	22,950,724	51,080,210
Change in net unrealized appreciation (depreciation)	56,266,631	56,889,554
Net increase (decrease) in net assets resulting from operations	82,547,760	111,010,698
Distributions to shareholders from net investment income	(3,588,883)	(3,156,705)
Share transactions Proceeds from sales of shares	100,945,127	237,928,725
Reinvestment of distributions	3,455,935	3,059,703
Cost of shares redeemed	(127,181,095)	(225,090,166)
Net increase (decrease) in net assets resulting from share transactions	(22,780,033)	15,898,262
Redemption fees	7,728	29,313
Total increase (decrease) in net assets	56,186,572	123,781,568

Net Assets
Beginning of period	304,895,611	181,114,043
End of period	$ 361,082,183	$ 304,895,611
Other Information Shares
Sold	13,788,692	41,992,382
Issued in reinvestment of distributions	460,791	468,561
Redeemed	(17,824,633)	(36,067,880)
Net increase (decrease)	(3,575,150)	6,393,063

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 6.47	$ 4.44	$ 7.23	$ 7.13	$ 7.20
Income from Investment Operations
Net investment income (loss) C	.08	.06	.05	.03 F	.05
Net realized and unrealized gain (loss)	1.82	2.03	(2.78)	.36	.32
Total from investment operations	1.90	2.09	(2.73)	.39	.37
Distributions from net investment income	(.08)	(.06)	(.06)	(.03)	-
Distributions from net realized gain	-	-	-	(.26)	(.44)
Total distributions	(.08)	(.06)	(.06)	(.29)	(.44)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 6.47	$ 4.44	$ 7.23	$ 7.13
Total Return A, B	29.55%	47.06%	(37.68)%	4.71%	5.16%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.96%	.95%	.91%	.97%
Expenses net of fee waivers, if any	.92%	.96%	.95%	.91%	.97%
Expenses net of all reductions	.91%	.94%	.94%	.91%	.96%
Net investment income (loss)	1.08%	.90%	.85%	.32% F	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 361,082	$ 304,896	$ 181,114	$ 434,916	$ 278,371
Portfolio turnover rate E	111%	154%	191%	191%	124%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .19%. G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. H For the year ended February 29. I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Wireless Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 43,669,332
Gross unrealized depreciation	(17,166,176)
Net unrealized appreciation (depreciation) on securities and other investments	$ 26,503,156
Tax Cost	$ 359,164,981

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,779,539)
Net unrealized appreciation (depreciation)	$ 26,501,353

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 3,588,883	$ 3,156,705

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $338,781,854 and $361,601,360, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $28,118 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,439,000.46%		$ 70

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,167 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the

Annual Report

8. Security Lending - continued

borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $238,987. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,733 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Telecommunications Portfolio and Wireless Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Telecommunications Portfolio and Wireless Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Telecommunications designates 100% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Telecommunications designates 100% and 100% of the dividends distributed in April and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Distributions (Unaudited)

Wireless designates 24% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Wireless designates 93% of the dividends distributed in April, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
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Automated line for quickest service

SELTS-UANNPRO-0411
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Fidelity®
Select Portfolios®
Utilities Sector

Utilities Portfolio

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>
Performance	<Click Here>
Management's Discussion of Fund Performance	<Click Here>
Shareholder Expense Example	<Click Here>
Investment Changes	<Click Here>
Investments	<Click Here>
Financial Statements	<Click Here>
Notes to Financial Statements	<Click Here>
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Prospectus	P-1

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or saving plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Utilities Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Utilities Portfolio A	22.07%	3.78%	2.02%

A Prior to October 1, 2006, Utilities Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Utilities Portfolio on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Utilities Portfolio

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Douglas Simmons, Portfolio Manager of Utilities Portfolio: For the year ending February 28, 2011, the fund returned 22.07%, significantly outperforming the MSCI® U.S. IM Utilities 25/20 Index, which returned 17.10%, and roughly in line with the broadly based S&P 500®. Favorable security selection in the gas utilities, multi-utilities and oil/gas exploration & production (E&P) groups helped performance relative to the MSCI index. Individual contributors included gas utility ONEOK, an underweighting in Chicago-based electric utility and major benchmark component Exelon, Las Vegas electric utility NV Energy, gas utility National Fuel Gas, out-of-index oil/natural gas E&P company Canacol Energy and long-range electricity transmission firm ITC Holdings. On the downside, underweighting water utilities hurt - albeit slightly - as did the fund's modest cash position amid a strong market. Among individual detractors were Pennsylvania electric utility PPL, an underweighting in Atlanta-based electric utility and large index constituent Southern Company, and positions in New Jersey multi-utility Public Service Enterprise Group and Ohio-based electric utility FirstEnergy. Some stocks mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Actual	.89%	$ 1,000.00	$ 1,114.40	$ 4.67
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.38	$ 4.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Utilities Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	11.5	10.6
Sempra Energy	7.5	8.7
Dominion Resources, Inc.	6.5	0.0
ONEOK, Inc.	6.3	0.0
Edison International	6.3	4.8
ITC Holdings Corp.	5.6	4.2
National Fuel Gas Co. New Jersey	5.0	1.3
Public Service Enterprise Group, Inc.	4.9	8.4
PG&E Corp.	4.9	4.8
American Electric Power Co., Inc.	4.8	7.5
	63.3
Top Industries (% of fund's net assets)
As of February 28, 2011
Electric Utilities	42.0%
Multi-Utilities	34.2%
Gas Utilities	11.3%
Independent Power Producers & Energy Traders	8.8%
Water Utilities	2.0%
All Others*	1.7%

As of August 31, 2010
Electric Utilities	47.6%
Multi-Utilities	39.9%
Independent Power Producers & Energy Traders	7.6%
Oil, Gas & Consumable Fuels	2.2%
Gas Utilities	1.3%
All Others*	1.4%

* Includes short-term investments and net other assets.

Annual Report

Utilities Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
ELECTRIC UTILITIES - 42.0%
Electric Utilities - 42.0%
American Electric Power Co., Inc.	614,100	$ 21,972,498
Companhia Energetica de Minas Gerais (CEMIG) (PN) sponsored ADR (non-vtg.)	136,200	2,296,332
Edison International	766,416	28,449,362
Exelon Corp.	126,940	5,301,014
ITC Holdings Corp.	370,270	25,382,009
NextEra Energy, Inc.	941,579	52,229,388
NV Energy, Inc.	1,484,292	21,804,249
Pepco Holdings, Inc.	326,800	6,120,964
Pinnacle West Capital Corp.	209,206	8,834,769
Scottish & Southern Energy PLC	116,700	2,350,838
Southern Co.	417,604	15,914,888
		190,656,311
GAS UTILITIES - 11.3%
Gas Utilities - 11.3%
National Fuel Gas Co.	307,192	22,394,297
ONEOK, Inc.	444,699	28,714,214
		51,108,511
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 8.8%
Independent Power Producers & Energy Traders - 8.8%
AES Corp. (a)	968,059	11,974,890
Calpine Corp. (a)	480,696	7,272,930
Constellation Energy Group, Inc.	400,473	12,442,696
GenOn Energy, Inc. (a)	713,290	2,888,825
NRG Energy, Inc. (a)	270,100	5,399,299
		39,978,640
MULTI-UTILITIES - 34.2%
Multi-Utilities - 34.2%
CenterPoint Energy, Inc.	864,657	13,713,460
Dominion Resources, Inc.	647,731	29,555,966
NiSource, Inc.	918,250	17,593,670
OGE Energy Corp.	218,661	10,517,594
PG&E Corp.	480,324	22,123,723

	Shares	Value
Public Service Enterprise Group, Inc.	677,811	$ 22,164,420
SCANA Corp.	139,900	5,663,152
Sempra Energy	638,791	34,002,845
		155,334,830
OIL, GAS & CONSUMABLE FUELS - 0.5%
Oil & Gas Storage & Transport - 0.5%
SemGroup Corp. Class A (a)	71,983	2,311,374
WATER UTILITIES - 2.0%
Water Utilities - 2.0%
American Water Works Co., Inc.	329,347	9,136,086
TOTAL COMMON STOCKS (Cost $415,249,258)		448,525,752
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.19% (b)	2,567,192	2,567,192
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	721,525	721,525
TOTAL MONEY MARKET FUNDS (Cost $3,288,717)		3,288,717
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $418,537,975)	451,814,469
NET OTHER ASSETS (LIABILITIES) - 0.5%	2,282,874
NET ASSETS - 100%	$ 454,097,343
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,127
Fidelity Securities Lending Cash Central Fund	30,917
Total	$ 40,044
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $88,061,838 of which $43,377,782 and $44,684,056 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $713,496) - See accompanying schedule: Unaffiliated issuers (cost $415,249,258)	$ 448,525,752
Fidelity Central Funds (cost $3,288,717)	3,288,717
Total Investments (cost $418,537,975)		$ 451,814,469
Receivable for investments sold		11,292,338
Receivable for fund shares sold		430,998
Dividends receivable		1,134,102
Distributions receivable from Fidelity Central Funds		2,078
Prepaid expenses		878
Other receivables		23,654
Total assets		464,698,517

Liabilities
Payable for investments purchased	$ 8,810,736
Payable for fund shares redeemed	718,867
Accrued management fee	209,040
Other affiliated payables	108,766
Other payables and accrued expenses	32,240
Collateral on securities loaned, at value	721,525
Total liabilities		10,601,174

Net Assets		$ 454,097,343
Net Assets consist of:
Paid in capital		$ 509,960,725
Undistributed net investment income		966,206
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(90,106,098)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		33,276,510
Net Assets, for 9,030,796 shares outstanding		$ 454,097,343
Net Asset Value, offering price and redemption price per share ($454,097,343 ÷ 9,030,796 shares)		$ 50.28

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 13,354,925
Interest		235
Income from Fidelity Central Funds		40,044
Total income		13,395,204

Expenses
Management fee	$ 2,252,105
Transfer agent fees	1,107,264
Accounting and security lending fees	159,596
Custodian fees and expenses	32,234
Independent trustees' compensation	2,276
Registration fees	35,016
Audit	40,669
Legal	3,648
Interest	533
Miscellaneous	4,950
Total expenses before reductions	3,638,291
Expense reductions	(122,399)	3,515,892
Net investment income (loss)		9,879,312
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,653,963
Foreign currency transactions	(215,032)
Total net realized gain (loss)		46,438,931
Change in net unrealized appreciation (depreciation) on: Investment securities	25,449,099
Assets and liabilities in foreign currencies	16
Total change in net unrealized appreciation (depreciation)		25,449,115
Net gain (loss)		71,888,046
Net increase (decrease) in net assets resulting from operations		$ 81,767,358

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,879,312	$ 9,660,723
Net realized gain (loss)	46,438,931	(4,992,551)
Change in net unrealized appreciation (depreciation)	25,449,115	62,908,435
Net increase (decrease) in net assets resulting from operations	81,767,358	67,576,607
Distributions to shareholders from net investment income	(10,194,963)	(9,685,916)
Share transactions Proceeds from sales of shares	219,227,003	90,279,207
Reinvestment of distributions	9,735,945	9,242,809
Cost of shares redeemed	(182,439,130)	(122,958,619)
Net increase (decrease) in net assets resulting from share transactions	46,523,818	(23,436,603)
Redemption fees	9,278	8,819
Total increase (decrease) in net assets	118,105,491	34,462,907

Net Assets
Beginning of period	335,991,852	301,528,945
End of period (including undistributed net investment income of $966,206 and undistributed net investment income of $1,464,587, respectively)	$ 454,097,343	$ 335,991,852
Other Information Shares
Sold	4,768,833	2,151,894
Issued in reinvestment of distributions	207,555	220,108
Redeemed	(3,899,333)	(3,048,247)
Net increase (decrease)	1,077,055	(676,245)

Financial Highlights

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 42.24	$ 34.94	$ 57.09	$ 58.27	$ 46.44
Income from Investment Operations
Net investment income (loss) B	1.14	1.21	.99	.84	1.00
Net realized and unrealized gain (loss)	8.09	7.34	(22.29)	(.82)	11.45
Total from investment operations	9.23	8.55	(21.30)	.02	12.45
Distributions from net investment income	(1.19)	(1.25)	(.85)	(1.21)	(.64)
Redemption fees added to paid in capital B	- G	- G	- G	.01	.02
Net asset value, end of period	$ 50.28	$ 42.24	$ 34.94	$ 57.09	$ 58.27
Total Return A	22.07%	24.50%	(37.47)%	(.22)%	26.95%
Ratios to Average Net Assets C, E
Expenses before reductions	.90%	.95%	.89%	.88%	.93%
Expenses net of fee waivers, if any	.90%	.95%	.89%	.88%	.93%
Expenses net of all reductions	.87%	.93%	.89%	.87%	.93%
Net investment income (loss)	2.46%	2.98%	1.95%	1.35%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 454,097	$ 335,992	$ 301,529	$ 606,083	$ 795,683
Portfolio turnover rate D	238%	226%	167%	121%	107%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F For the year ended February 29.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Utilities Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 33,551,780
Gross unrealized depreciation	(2,319,531)
Net unrealized appreciation (depreciation) on securities and other investments	$ 31,232,249
Tax Cost	$ 420,582,220

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 966,579
Capital loss carryforward	$ (88,061,838)
Net unrealized appreciation (depreciation)	$ 31,232,249

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 10,194,963	$ 9,685,916

Annual Report

3. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $997,145,095 and $943,359,446, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .28% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,713 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,888,333.46%		$ 533

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,465 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $30,917. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $122,399 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Utilities Portfolio (a fund of Fidelity Select Portfolios) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 12, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed in April and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividends distributed in April and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

SELUTL-UANNPRO-0411
1.910427.101

Fidelity Advisor
Focus Funds®
Class A, Class T, Class B and Class C

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Consumer Staples Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Advisor Consumer Staples Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	6.76%	7.32%	7.03%
Class T (incl. 3.50% sales charge) B	8.98%	7.56%	7.15%
Class B (incl. contingent deferred sales charge) C	7.35%	7.56%	7.30%
Class C (incl. contingent deferred sales charge) D	11.44%	7.90%	7.32%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Class A on February 28, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 28, 2011, the fund's Class A, Class T, Class B and Class C shares gained 13.27%, 12.93%, 12.35% and 12.44%, respectively (excluding sales charges), underperforming the 13.96% return of the MSCI® U.S. IM Consumer Staples 25/50 Index and the S&P 500®. Relative to its sector benchmark, the portfolio benefited from strong security selection in the soft drinks industry, where an overweighting in Coca-Cola boosted performance, as the company built momentum in higher-growth emerging markets and achieved better-than-expected results in more-developed markets, such as the U.S., Japan and Western Europe. Underweighting PepsiCo, which had a lesser emerging-markets presence, also contributed. Rising agricultural input costs in its snack business also hurt Pepsi's shares. The fund's out-of-index stake in British American Tobacco was another beneficiary of higher growth overseas. Distillers and vintners was a strong area, with holdings in global wine distributor Constellation Brands and British-based premium spirits producer Diageo - not found in the index - boosting the fund's return, as rebounding alcohol sales in restaurants and bars supported earnings gains. An underweighting and robust stock picking in the lagging hypermarkets/super centers area helped, including a smaller-than-index stake in Wal-Mart Stores and an overweighting in BJ's Wholesale Club. Favorable market selection in household products and brewers also buoyed performance, as did dollar weakness in relation to our foreign holdings. On the flip side, positioning in packaged foods/meats hurt the most, including an overweighting in Dean Foods - a company that sells milk across North America - which got caught in a competitive pricing trap. An out-of-index position in Netherlands-based Unilever also detracted here. Unfavorable security selection in the personal products industry was costly, including not owning two benchmark components, cosmetics manufacturer Estee Lauder and nutritional supplement marketer Herbalife. Elsewhere, a non-index stake in pharmaceutical and medical products giant Johnson & Johnson hurt, as did underweighting cigarette manufacturer Philip Morris International. Lastly, not having any exposure to premium grocer and index constituent Whole Foods Market detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 1,145.40	$ 5.90
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.39%
Actual		$ 1,000.00	$ 1,143.70	$ 7.39
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.92%
Actual		$ 1,000.00	$ 1,140.70	$ 10.19
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.85%
Actual		$ 1,000.00	$ 1,141.20	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.62	$ 9.25
Consumer Staples	.85%
Actual		$ 1,000.00	$ 1,146.80	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,146.90	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.8	12.1
The Coca-Cola Co.	12.0	11.4
CVS Caremark Corp.	6.6	4.0
British American Tobacco PLC sponsored ADR	6.1	4.9
Altria Group, Inc.	5.6	5.0
PepsiCo, Inc.	4.4	5.5
Colgate-Palmolive Co.	4.2	1.4
Unilever NV unit	3.1	2.3
Diageo PLC sponsored ADR	3.1	2.5
Johnson & Johnson	3.0	3.0
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Beverages	30.1%
Household Products	20.0%
Food & Staples Retailing	15.7%
Tobacco	14.8%
Food Products	12.7%
All Others*	6.7%

As of August 31, 2010
Beverages	31.1%
Food & Staples Retailing	19.8%
Household Products	14.5%
Tobacco	12.8%
Food Products	12.0%
All Others*	9.8%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BEVERAGES - 30.1%
Brewers - 5.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	253,611	$ 3,426,533
Anheuser-Busch InBev SA NV	558,113	31,170,509
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	260,285	7,030,298
Molson Coors Brewing Co. Class B	859,203	39,291,353
		80,918,693
Distillers & Vintners - 6.0%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,752,181	35,604,318
Diageo PLC sponsored ADR	547,406	42,839,994
Pernod-Ricard SA	58,700	5,412,011
		83,856,323
Soft Drinks - 18.4%
Coca-Cola Bottling Co. Consolidated	147,913	8,534,580
Coca-Cola FEMSA SAB de CV sponsored ADR	92,029	6,723,639
Coca-Cola Icecek AS	300,073	3,322,257
Cott Corp. (a)	21,000	175,135
Embotelladora Andina SA sponsored ADR	263,641	7,018,123
Fomento Economico Mexicano SAB de CV sponsored ADR	61,087	3,434,922
PepsiCo, Inc.	968,207	61,403,688
The Coca-Cola Co.	2,639,308	168,704,567
		259,316,911
TOTAL BEVERAGES		424,091,927
FOOD & STAPLES RETAILING - 15.7%
Drug Retail - 9.6%
CVS Caremark Corp.	2,814,108	93,034,410
Drogasil SA	217,800	1,662,495
Walgreen Co.	928,945	40,260,476
		134,957,381
Food Distributors - 0.3%
United Natural Foods, Inc. (a)	102,934	4,369,548
Food Retail - 3.1%
Fresh Market, Inc.	1,300	53,040
Koninklijke Ahold NV	501,177	6,728,121
Safeway, Inc.	1,357,313	29,616,570
Susser Holdings Corp. (a)	251,104	3,477,790
The Pantry, Inc. (a)	267,987	4,223,475
		44,098,996

	Shares	Value
Hypermarkets & Super Centers - 2.7%
BJ's Wholesale Club, Inc. (a)	101,322	$ 4,906,011
Wal-Mart Stores, Inc.	627,188	32,601,232
		37,507,243
TOTAL FOOD & STAPLES RETAILING		220,933,168
FOOD PRODUCTS - 12.7%
Agricultural Products - 4.4%
Archer Daniels Midland Co.	489,290	18,191,802
Bunge Ltd.	461,378	33,297,650
Cresud S.A.C.I.F. y A. sponsored ADR	91,600	1,594,756
Origin Agritech Ltd. (a)	95,200	842,520
SLC Agricola SA	276,300	3,593,660
Viterra, Inc.	312,700	3,831,279
		61,351,667
Packaged Foods & Meats - 8.3%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	314,000	89,507
Brasil Foods SA	2,000	34,740
Calavo Growers, Inc.	158,742	3,685,989
Cermaq ASA	227,670	3,883,072
Cosan Ltd. Class A	111,100	1,528,736
Danone	58,620	3,675,087
Dean Foods Co. (a)	673,558	7,112,772
Kraft Foods, Inc. Class A	273,127	8,696,364
Lindt & Spruengli AG (d)	111	3,475,957
Mead Johnson Nutrition Co. Class A	148,440	8,884,134
Nestle SA	510,464	28,904,038
Smart Balance, Inc. (a)	67,600	293,384
Unilever NV unit	1,459,991	44,150,128
Want Want China Holdings Ltd.	4,014,000	2,999,676
		117,413,584
TOTAL FOOD PRODUCTS		178,765,251
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
Domino's Pizza, Inc. (a)	101,404	1,710,685
Sonic Corp. (a)	266,504	2,366,556
		4,077,241
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.0%
SodaStream International Ltd. (d)	24,200	1,070,366
Housewares & Specialties - 0.1%
Tupperware Brands Corp.	21,400	1,148,110
TOTAL HOUSEHOLD DURABLES		2,218,476
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - 20.0%
Household Products - 20.0%
Colgate-Palmolive Co.	756,907	$ 59,432,338
Procter & Gamble Co.	3,524,352	222,210,399
		281,642,737
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	898,363	24,983,475
Hypermarcas SA (a)	138,400	1,580,478
Natura Cosmeticos SA	138,800	3,521,305
Nu Skin Enterprises, Inc. Class A	109,000	3,479,280
		33,564,538
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	692,820	42,566,861
Perrigo Co.	1,000	76,430
		42,643,291
TOBACCO - 14.8%
Tobacco - 14.8%
Altria Group, Inc.	3,088,731	78,361,105
British American Tobacco PLC sponsored ADR (d)	1,055,541	85,636,041
KT&G Corp.	61,159	3,113,925
Lorillard, Inc.	69,198	5,312,330
Philip Morris International, Inc.	509,803	32,005,432
Souza Cruz Industria Comerico	73,500	3,525,243
		207,954,076
TOTAL COMMON STOCKS (Cost $1,198,155,448)		1,395,890,705
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	15,137,132	$ 15,137,132
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,824,339	4,824,339
TOTAL MONEY MARKET FUNDS (Cost $19,961,471)		19,961,471
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,218,116,919)		1,415,852,176
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(7,126,334)
NET ASSETS - 100%		$ 1,408,725,842
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,915
Fidelity Securities Lending Cash Central Fund	242,084
Total	$ 299,999
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,395,890,705	$ 1,364,720,196	$ 31,170,509	$ -
Money Market Funds	19,961,471	19,961,471	-	-
Total Investments in Securities:	$ 1,415,852,176	$ 1,384,681,667	$ 31,170,509	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.3%
United Kingdom	9.2%
Netherlands	3.6%
Bermuda	2.5%
Switzerland	2.3%
Belgium	2.2%
Brazil	1.4%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $4,773,853) - See accompanying schedule: Unaffiliated issuers (cost $1,198,155,448)	$ 1,395,890,705
Fidelity Central Funds (cost $19,961,471)	19,961,471
Total Investments (cost $1,218,116,919)		$ 1,415,852,176
Receivable for fund shares sold		1,507,366
Dividends receivable		1,756,097
Distributions receivable from Fidelity Central Funds		20,089
Prepaid expenses		2,695
Other receivables		5,404
Total assets		1,419,143,827

Liabilities
Payable for investments purchased	$ 80,369
Payable for fund shares redeemed	4,344,746
Accrued management fee	655,955
Distribution and service plan fees payable	132,062
Other affiliated payables	313,090
Other payables and accrued expenses	67,424
Collateral on securities loaned, at value	4,824,339
Total liabilities		10,417,985

Net Assets		$ 1,408,725,842
Net Assets consist of:
Paid in capital		$ 1,204,127,374
Undistributed net investment income		3,223,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,638,829
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,736,438
Net Assets		$ 1,408,725,842

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($160,525,920 ÷ 2,372,808 shares)	$ 67.65

Maximum offering price per share (100/94.25 of $67.65)	$ 71.78
Class T: Net Asset Value and redemption price per share ($31,496,202 ÷ 467,974 shares)	$ 67.30

Maximum offering price per share (100/96.50 of $67.30)	$ 69.74
Class B: Net Asset Value and offering price per share ($20,033,105 ÷ 299,742 shares)A	$ 66.83

Class C: Net Asset Value and offering price per share ($81,239,291 ÷ 1,217,786 shares)A	$ 66.71

Consumer Staples: Net Asset Value, offering price and redemption price per share ($877,548,029 ÷ 12,908,499 shares)	$ 67.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($237,883,295 ÷ 3,506,760 shares)	$ 67.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 34,561,280
Interest		265
Income from Fidelity Central Funds		299,999
Total income		34,861,544

Expenses
Management fee	$ 7,388,443
Transfer agent fees	3,240,147
Distribution and service plan fees	1,550,109
Accounting and security lending fees	422,444
Custodian fees and expenses	116,156
Independent trustees' compensation	7,316
Registration fees	134,969
Audit	44,861
Legal	4,847
Miscellaneous	16,243
Total expenses before reductions	12,925,535
Expense reductions	(35,683)	12,889,852
Net investment income (loss)		21,971,692
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,316,174
Foreign currency transactions	(125,434)
Total net realized gain (loss)		37,190,740
Change in net unrealized appreciation (depreciation) on: Investment securities	108,090,796
Assets and liabilities in foreign currencies	2,058
Total change in net unrealized appreciation (depreciation)		108,092,854
Net gain (loss)		145,283,594
Net increase (decrease) in net assets resulting from operations		$ 167,255,286

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,971,692	$ 17,630,422
Net realized gain (loss)	37,190,740	34,351,921
Change in net unrealized appreciation (depreciation)	108,092,854	298,589,963
Net increase (decrease) in net assets resulting from operations	167,255,286	350,572,306
Distributions to shareholders from net investment income	(18,562,633)	(15,962,478)
Distributions to shareholders from net realized gain	(13,301,800)	-
Total distributions	(31,864,433)	(15,962,478)
Share transactions - net increase (decrease)	3,732,087	33,089,434
Redemption fees	35,627	34,831
Total increase (decrease) in net assets	139,158,567	367,734,093

Net Assets
Beginning of period	1,269,567,275	901,833,182
End of period (including undistributed net investment income of $3,223,201 and undistributed net investment income of $1,438,918, respectively)	$ 1,408,725,842	$ 1,269,567,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.98	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	7.10	17.02	(19.19)	7.29	1.28
Total from investment operations	8.08	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.83)	(.74)	(.66)	(.42)	-
Distributions from net realized gain	(.66)	-	(.02)	(2.44)	-
Total distributions	(1.49)	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	13.27%	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.11%	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.53%	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,526	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.79	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	7.05	16.95	(19.12)	7.29	1.18
Total from investment operations	7.84	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.65)	(.59)	(.60)	(.35)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.31)	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	12.93%	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.40%	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.24%	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,496	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.46	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	6.98	16.82	(19.01)	7.27	1.18
Total from investment operations	7.44	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.32)	(.35)	(.42)	(.19)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(.98)	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	12.35%	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.73%	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.49	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	7.00	16.80	(19.00)	7.28	1.18
Total from investment operations	7.49	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.41)	(.38)	(.44)	(.29)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.07)	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	12.44%	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.85%	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.79%	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,239	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Income from Investment Operations
Net investment income (loss) B	1.14	.96	.88	.71	.56
Net realized and unrealized gain (loss)	7.14	17.11	(19.31)	7.30	8.88
Total from investment operations	8.28	18.07	(18.43)	8.01	9.44
Distributions from net investment income	(.98)	(.87)	(.67)	(.46)	(.32)
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	(3.18)
Total distributions	(1.64)	(.87)	(.69) H	(2.90)	(3.50)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Total Return A	13.55%	40.96%	(29.23)%	13.72%	18.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.92%	.91%	.91%	1.01%
Expenses net of fee waivers, if any	.86%	.92%	.91%	.90%	.99%
Expenses net of all reductions	.86%	.91%	.90%	.90%	.98%
Net investment income (loss)	1.78%	1.73%	1.55%	1.12%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,548	$ 946,455	$ 657,263	$ 655,224	$ 374,930
Portfolio turnover rate D	57%	69%	70%	71%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	1.15	.98	.82	.74	.07
Net realized and unrealized gain (loss)	7.13	17.09	(19.23)	7.30	1.16
Total from investment operations	8.28	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(1.04)	(.88)	(.73)	(.51)	-
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	-
Total distributions	(1.70)	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	- J	.01	.01	- J
Net asset value, end of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	13.57%	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.87%	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.87%	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.77%	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 237,883	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 202,227,481
Gross unrealized depreciation	(10,292,278)
Net unrealized appreciation (depreciation) on securities and other investments	$ 191,935,203
Tax Cost	$ 1,223,916,973

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,273,198
Undistributed long-term capital gain	$ 9,389,077
Net unrealized appreciation (depreciation)	$ 191,937,229

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 20,981,143	$ 15,962,478
Long-term Capital Gains	10,883,290	-
Total	$ 31,864,433	$ 15,962,478

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,599,862 and $731,559,150, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 397,107	$ 750
Class T	.25%	.25%	151,642	730
Class B	.75%	.25%	206,719	155,566
Class C	.75%	.25%	794,641	171,222
			$ 1,550,109	$ 328,268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 74,644
Class T	11,773
Class B*	44,031
Class C*	9,882
$ 140,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 384,629.24
Class T	85,440.28
Class B	61,736.30
Class C	189,687.24
Consumer Staples	2,187,260.24
Institutional Class	331,395.26
	$ 3,240,147

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,374 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,935 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $242,084, including $4,962 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,625 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $58.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 2,005,855	$ 2,068,687
Class T	304,100	279,551
Class B	100,155	121,683
Class C	513,058	461,837
Consumer Staples	13,026,528	12,515,444
Institutional Class	2,612,937	515,276
Total	$ 18,562,633	$ 15,962,478
From net realized gain
Class A	$ 1,585,279	$ -
Class T	307,782	-
Class B	204,642	-
Class C	836,095	-
Consumer Staples	8,597,123	-
Institutional Class	1,770,879	-
Total	$ 13,301,800	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	610,485	1,132,943	$ 39,028,355	$ 59,482,737
Reinvestment of distributions	47,297	31,495	3,150,891	1,903,559
Shares redeemed	(944,038)	(1,263,286)	(60,078,639)	(70,043,896)
Net increase (decrease)	(286,256)	(98,848)	$ (17,899,393)	$ (8,657,600)
Class T
Shares sold	91,776	173,895	$ 5,882,190	$ 9,112,154
Reinvestment of distributions	8,541	4,329	566,923	262,823
Shares redeemed	(120,454)	(207,203)	(7,689,132)	(10,599,980)
Net increase (decrease)	(20,137)	(28,979)	$ (1,240,019)	$ (1,225,003)
Class B
Shares sold	35,654	104,786	$ 2,191,455	$ 5,439,880
Reinvestment of distributions	3,610	1,610	238,429	97,230
Shares redeemed	(89,029)	(99,879)	(5,598,851)	(5,370,134)
Net increase (decrease)	(49,765)	6,517	$ (3,168,967)	$ 166,976
Class C
Shares sold	340,893	378,183	$ 21,482,594	$ 19,816,576
Reinvestment of distributions	14,479	5,180	954,487	312,378
Shares redeemed	(362,057)	(422,141)	(23,068,564)	(22,614,834)
Net increase (decrease)	(6,685)	(38,778)	$ (631,483)	$ (2,485,880)
Consumer Staples
Shares sold	4,055,609	6,969,074	$ 260,108,965	$ 390,940,582
Reinvestment of distributions	309,170	198,030	20,671,323	11,983,104
Shares redeemed	(6,885,851)	(6,628,713)	(436,510,553)	(351,735,799)
Net increase (decrease)	(2,521,072)	538,391	$ (155,730,265)	$ 51,187,887
Institutional Class
Shares sold	3,382,703	333,805	$ 212,714,327	$ 17,656,120
Reinvestment of distributions	58,392	4,184	3,904,787	251,491
Shares redeemed	(524,454)	(449,527)	(34,216,900)	(23,804,557)
Net increase (decrease)	2,916,641	(111,538)	$ 182,402,214	$ (5,896,946)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	29.12%	14.18%	21.50%
Class T (incl. 3.50% sales charge) B	31.83%	14.48%	21.66%
Class B (incl. contingent deferred sales charge) C	30.97%	14.57%	21.83%
Class C (incl. contingent deferred sales charge) D	35.01%	14.79%	21.83%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Class A on February 28, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the 12 months ending February 28, 2011, the fund's Class A, Class T, Class B and Class C shares returned 36.99%, 36.62%, 35.97% and 36.01%, respectively (excluding sales charges), compared with the 36.78% gain of the S&P® Global BMI Gold Capped Index and the lower return of the broadly based S&P 500® Index. Our ability to diversify outside the gold space of the industry benchmark and into silver equities was the single largest contributor to relative performance, with Silver Wheaton's 175% return leading the way. Additional contributions came from our positions in gold companies that were acquired at premium prices during a period of heightened merger-and-acquisition activity. Names in this category included Lihir Gold, Fronteer Gold, Andean Resources and Red Back Mining. The next significant contribution came from underweightings in some underperforming gold companies, such as Newmont Mining, Goldcorp, Polyus Gold and Gammon Gold. However, toward the end of 2010, believing that the reasons for Goldcorp's underperformance were about to go away, we overweighted this stock. The last major contributor was our overweightings in some of the top-performing gold producers, Newcrest Mining and Eldorado Gold, and our out-of-benchmark investments in development and exploration names such as Avion Gold and Canaco Resources. Additionally, dollar weakness in relation to our foreign holdings buoyed performance. On the other hand, the largest detractors from relative performance were our underweightings in outperforming emerging-markets and exploration gold names such as SEMAFO, Gabriel Resources, Nevsun Resources and NovaGold Resources. These companies delivered strong performance, but our assessment of risk and reward suggested they did not warrant larger weightings in the fund. Another area of relative underperformance was our gold bullion position, which delivered an approximate 26% return but lagged the returns of gold equities, which tend to outperform bullion in a rising gold price environment. We continued to hold a minor position in bullion because its beta, liquidity and utility in equitizing cash are extremely helpful in portfolio allocation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,125.70	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.71
Class T	1.42%
Actual		$ 1,000.00	$ 1,124.00	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.91%
Actual		$ 1,000.00	$ 1,121.40	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.86%
Actual		$ 1,000.00	$ 1,121.50	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Gold	.88%
Actual		$ 1,000.00	$ 1,127.00	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,127.50	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	10.0
Barrick Gold Corp.	11.5	10.1
Newcrest Mining Ltd.	9.6	10.0
AngloGold Ashanti Ltd. sponsored ADR	6.8	6.3
Kinross Gold Corp.	5.9	4.2
Newmont Mining Corp.	5.0	8.1
Agnico-Eagle Mines Ltd. (Canada)	3.8	5.3
Yamana Gold, Inc.	3.5	2.7
Eldorado Gold Corp.	3.2	3.9
Randgold Resources Ltd. sponsored ADR	3.2	4.6
	64.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Gold	95.8%
Precious Metals & Minerals	2.6%
Diversified Metals & Mining	0.4%
Steel	0.1%
Construction & Engineering	0.1%
All Others*	1.0%

As of August 31, 2010
Gold	96.5%
Precious Metals & Minerals	2.2%
Coal & Consumable Fuels	0.6%
Construction & Farm Machinery & Heavy Trucks	0.2%
Diversified Metals & Mining	0.1%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 12.6%
METALS & MINING - 12.6%
Diversified Metals & Mining - 0.1%
Mineral Deposits Ltd. Australia (a)	637,390	$ 3,860,725
Sandfire Resources NL (a)	314,167	2,341,230
		6,201,955
Gold - 12.5%
Catalpa Resources Ltd. (a)(d)	1,443,833	2,286,806
Centamin Egypt Ltd. (United Kingdom) (a)	5,326,900	10,262,977
CGA Mining Ltd.:
(Australia) (a)	18,920	60,408
(Canada) (a)	110,000	346,564
Intrepid Mines Ltd.:
(Australia) (a)(d)	8,769,767	19,144,065
(Canada) (a)	320,000	682,008
Kingsgate Consolidated NL	3,375,767	32,517,776
Kula Gold Ltd.	26,245	41,629
Medusa Mining Ltd.	3,127,885	22,570,596
Newcrest Mining Ltd.	11,682,094	451,560,440
Perseus Mining Ltd.:
(Australia) (a)	4,884,308	14,714,500
(Canada) (a)	1,300,000	3,961,905
Resolute Mining Ltd. (a)(d)	3,986,661	5,358,385
St Barbara Ltd. (a)	5,729,676	11,765,708
Troy Resources NL (a)(e)	2,300,000	8,619,820
		583,893,587
TOTAL METALS & MINING		590,095,542
Bailiwick of Jersey - 3.2%
METALS & MINING - 3.2%
Gold - 3.2%
Randgold Resources Ltd. sponsored ADR (d)	1,818,167	147,180,619
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	75,100	742,301
Precious Metals & Minerals - 0.0%
Aquarius Platinum Ltd. (United Kingdom)	161,752	1,060,353
TOTAL METALS & MINING		1,802,654
Canada - 60.1%
METALS & MINING - 60.1%
Diversified Metals & Mining - 0.2%
Clifton Star Resources, Inc. (a)	25,000	117,632
East Asia Minerals Corp. (a)	5,000	29,241
Galway Resources Ltd. (a)	15,000	19,923
Kimber Resources, Inc. (a)	16,100	22,544
Kimber Resources, Inc. (a)(e)	5,832,000	8,166,301
Sabina Gold & Silver Corp. (a)	200,000	1,361,133

	Shares	Value
Southern Arc Minerals, Inc. (a)	30,000	$ 53,745
Valley High Ventures Ltd. (a)	237,500	457,272
		10,227,791
Gold - 57.8%
Agnico-Eagle Mines Ltd. (Canada)	2,554,400	179,629,879
Alacer Gold Corp. (a)	2,409,063	23,166,691
Alamos Gold, Inc.	2,213,800	37,882,477
Argonaut Gold, Inc. (a)(d)	619,800	3,171,589
Aurizon Mines Ltd. (a)	2,664,600	19,012,281
Avion Gold Corp. (a)	5,020,000	8,631,557
B2Gold Corp. (a)	3,627,400	9,448,980
Barrick Gold Corp. (d)	10,177,319	537,341,487
Brigus Gold Corp. (a)	10,000	16,268
Canaco Resources, Inc. (a)	1,065,000	6,305,019
Canaco Resources, Inc. (a)(e)(f)	561,600	3,324,788
Centerra Gold, Inc.	2,166,400	41,666,257
China Gold International Resources Corp. Ltd. (a)	40,000	219,923
Colossus Minerals, Inc. (a)	961,100	8,252,843
Corvus Gold, Inc. (a)	138,350	103,985
Detour Gold Corp. (a)	543,000	17,677,900
Detour Gold Corp. (a)(e)	785,900	25,585,748
Eldorado Gold Corp. (d)	8,747,013	149,048,201
European Goldfields Ltd. (a)	2,004,600	25,964,343
Exeter Resource Corp. (a)	238,000	1,274,234
Extorre Gold Mines Ltd. (a)	453,000	2,374,023
Franco-Nevada Corp. (d)	1,943,400	66,150,635
Fronteer Gold, Inc. (a)	365,000	5,392,793
Gabriel Resources Ltd. (a)	310,000	2,572,561
Gammon Gold, Inc. (a)	2,362,500	20,943,243
Goldcorp, Inc.	11,936,900	570,390,248
Golden Star Resources Ltd. (a)(d)	3,055,769	9,658,904
Gran Colombia Gold Corp. (a)(d)	1,560,000	3,083,861
Great Basin Gold Ltd. (a)(d)	5,937,900	15,650,990
Greystar Resources Ltd. (a)	1,329,200	5,200,474
Guyana Goldfields, Inc. (a)	1,203,000	11,358,054
Guyana Goldfields, Inc. (a)(e)	155,000	1,463,423
IAMGOLD Corp.	6,277,000	133,069,169
International Minerals Corp.:
(Canada) (a)	152,100	1,168,253
(Switzerland) (a)	15,000	116,422
International Tower Hill Mines Ltd. (a)	341,700	3,187,441
Jaguar Mining, Inc. (a)(d)	884,700	4,709,291
Keegan Resources, Inc. (a)	30,000	229,189
Kinross Gold Corp.	17,439,491	276,518,056
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	1,070,756
Kirkland Lake Gold, Inc. (a)	509,500	7,616,927
Lake Shore Gold Corp. (a)	2,380,000	9,875,315
Levon Resources Ltd. (a)	20,000	37,889
Minefinders Corp. Ltd. (a)(d)	918,000	10,671,012
Nevsun Resources Ltd. (a)	650,000	3,654,054
New Gold, Inc. (a)	6,561,800	63,236,497
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	195,987
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Northgate Minerals Corp. (a)	4,089,900	$ 11,664,374
Novagold Resources, Inc. (a)(d)	1,898,200	25,993,369
OceanaGold Corp. (a)	30,000	80,927
Osisko Mining Corp. (a)	1,932,000	26,655,135
Osisko Mining Corp. (a)(e)	3,000,000	41,389,961
Premier Gold Mines Ltd. (a)	1,101,800	7,725,362
Primero Mining Corp. (a)	492,800	2,004,180
Queenston Mining, Inc. (a)	45,000	273,359
Rainy River Resources Ltd. (a)	160,000	2,100,386
Romarco Minerals, Inc. (a)	1,840,000	4,470,939
Rubicon Minerals Corp. (a)	1,946,352	9,859,513
San Gold Corp. (a)	2,357,400	6,941,739
Seabridge Gold, Inc. (a)	636,105	21,214,103
SEMAFO, Inc. (a)	4,606,100	48,278,093
Teranga Gold Corp. CDI unit	1,678,197	4,585,373
Timmins Gold Corp. (a)	10,000	24,505
Torex Gold Resources, Inc. (a)(d)	330,000	710,116
Yamana Gold, Inc.	12,767,400	162,344,803
		2,703,636,154
Precious Metals & Minerals - 2.1%
ATAC Resources Ltd. (a)	37,200	279,215
Dalradian Resources, Inc. (a)	15,000	35,521
First Majestic Silver Corp. (a)	10,000	152,999
Fortuna Mines, Inc. (a)	40,000	203,861
Orko Silver Corp. (a)	346,000	840,731
Pan American Silver Corp.	949,187	37,113,217
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	3,394,480
Silver Standard Resources, Inc. (a)	1,061,800	28,817,258
Silver Wheaton Corp. (a)	640,200	27,222,919
Tahoe Resources, Inc.	1,000	16,329
		98,076,530
TOTAL METALS & MINING		2,811,940,475
Cayman Islands - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Real Gold Mining Ltd. (a)(d)	2,925,000	4,416,795
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zhaojin Mining Industry Co. Ltd. (H Shares)	8,187,950	34,799,839
Zijin Mining Group Co. Ltd. (H Shares)	64,542,000	52,956,264
		87,756,103

	Shares	Value
Luxembourg - 0.1%
METALS & MINING - 0.1%
Steel - 0.1%
Ternium SA sponsored ADR	144,300	$ 5,200,572
Peru - 0.5%
METALS & MINING - 0.5%
Precious Metals & Minerals - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	463,900	21,650,213
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR	697,566	23,821,879
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	73,300	1,383,171
TOTAL METALS & MINING		25,205,050
South Africa - 11.2%
METALS & MINING - 11.2%
Gold - 11.2%
AngloGold Ashanti Ltd. sponsored ADR (d)	6,507,952	317,848,376
Gold Fields Ltd.	55,000	985,196
Gold Fields Ltd. sponsored ADR	7,581,026	135,776,176
Harmony Gold Mining Co. Ltd.	1,484,000	17,391,539
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,491,800	52,913,404
		524,914,691
Precious Metals & Minerals - 0.0%
Anglo Platinum Ltd.	5,000	486,176
TOTAL METALS & MINING		525,400,867
Switzerland - 0.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Foster Wheeler AG (a)	132,618	4,795,467
United Kingdom - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Petropavlovsk PLC	2,770,929	48,835,446
United States of America - 7.2%
METALS & MINING - 7.2%
Diversified Metals & Mining - 0.1%
Walter Energy, Inc.	40,000	4,840,400
Gold - 7.1%
Allied Nevada Gold Corp. (a)	1,337,800	40,588,852
Allied Nevada Gold Corp. (Canada) (a)	20,000	608,288
Newmont Mining Corp.	4,221,850	233,341,650
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Gold - continued
Royal Gold, Inc.	940,413	$ 46,663,293
US Gold Corp. (a)(d)	1,310,100	9,511,326
		330,713,409
Precious Metals & Minerals - 0.0%
Coeur d'Alene Mines Corp. (a)	30,000	945,300
Paramount Gold & Silver Corp. (a)(d)	10,000	39,900
		985,200
TOTAL METALS & MINING		336,539,009
TOTAL COMMON STOCKS (Cost $3,248,618,022)		4,610,818,812
Commodities - 0.5%
	Troy Ounces
Gold Bullion (a) (Cost $14,601,400)	18,500	26,116,450
Money Market Funds - 13.4%

Fidelity Cash Central Fund, 0.19% (b)	40,583,120	40,583,120
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	586,930,925	586,930,925
TOTAL MONEY MARKET FUNDS (Cost $627,514,045)		627,514,045
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $3,890,733,467)		5,264,449,307
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(582,662,256)
NET ASSETS - 100%		$ 4,681,787,051
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $88,746,028 or 1.9% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,930
Fidelity Securities Lending Cash Central Fund	678,947
Total	$ 770,877
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 207,130,454	$ 24,953,280	$ 237,367,750	$ -	$ 26,107,166
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 4,610,818,812	$ 4,018,239,956	$ 592,578,856	$ -
Commodities	26,116,450	26,116,450	-	-
Money Market Funds	627,514,045	627,514,045	-	-
Total Investments:	$ 5,264,449,307	$ 4,671,870,451	$ 592,578,856	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $569,079,718) - See accompanying schedule: Unaffiliated issuers (cost $3,248,618,022)	$ 4,610,818,812
Fidelity Central Funds (cost $627,514,045)	627,514,045
Commodities (cost $14,601,400)	26,116,450
Total Investments (cost $3,890,733,467)		$ 5,264,449,307
Cash		3,427
Receivable for investments sold		16,094,242
Receivable for fund shares sold		11,759,060
Dividends receivable		1,436,278
Distributions receivable from Fidelity Central Funds		63,869
Prepaid expenses		7,789
Other receivables		31,365
Total assets		5,293,845,337

Liabilities
Payable for investments purchased Regular delivery	$ 9,682,395
Delayed delivery	3,122,409
Payable for fund shares redeemed	8,771,625
Accrued management fee	2,088,782
Distribution and service plan fees payable	127,723
Other affiliated payables	1,143,284
Other payables and accrued expenses	191,143
Collateral on securities loaned, at value	586,930,925
Total liabilities		612,058,286

Net Assets		$ 4,681,787,051
Net Assets consist of:
Paid in capital		$ 3,463,306,434
Accumulated net investment loss		(1,236)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(155,217,968)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,373,699,821
Net Assets		$ 4,681,787,051

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($149,177,688 ÷ 2,929,603 shares)	$ 50.92

Maximum offering price per share (100/94.25 of $50.92)	$ 54.03
Class T: Net Asset Value and redemption price per share ($45,846,153 ÷ 904,570 shares)	$ 50.68

Maximum offering price per share (100/96.50 of $50.68)	$ 52.52
Class B: Net Asset Value and offering price per share ($26,836,917 ÷ 536,534 shares)A	$ 50.02

Class C: Net Asset Value and offering price per share ($72,431,214 ÷ 1,454,074 shares)A	$ 49.81

Gold: Net Asset Value, offering price and redemption price per share ($4,250,248,712 ÷ 82,626,602 shares)	$ 51.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($137,246,367 ÷ 2,674,462 shares)	$ 51.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 20,259,733
Interest		215
Income from Fidelity Central Funds		770,877
Total income		21,030,825

Expenses
Management fee	$ 23,221,155
Transfer agent fees	11,208,569
Distribution and service plan fees	1,316,746
Accounting and security lending fees	1,537,791
Custodian fees and expenses	482,729
Independent trustees' compensation	22,282
Registration fees	324,310
Audit	69,408
Legal	13,259
Interest	934
Miscellaneous	44,541
Total expenses before reductions	38,241,724
Expense reductions	(843,975)	37,397,749
Net investment income (loss)		(16,366,924)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	335,695,287
Commodities	65,240,750
Foreign currency transactions	639,132
Total net realized gain (loss)		401,575,169
Change in net unrealized appreciation (depreciation) on: Investments	839,874,132
Assets and liabilities in foreign currencies	(9,727)
Commodities	(33,347,000)
Total change in net unrealized appreciation (depreciation)		806,517,405
Net gain (loss)		1,208,092,574
Net increase (decrease) in net assets resulting from operations		$ 1,191,725,650

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (16,366,924)	$ (11,767,758)
Net realized gain (loss)	401,575,169	141,739,537
Change in net unrealized appreciation (depreciation)	806,517,405	582,559,218
Net increase (decrease) in net assets resulting from operations	1,191,725,650	712,530,997
Distributions to shareholders from net realized gain	(403,524,767)	(56,010,412)
Share transactions - net increase (decrease)	849,828,502	418,234,847
Redemption fees	423,645	514,829
Total increase (decrease) in net assets	1,638,453,030	1,075,270,261

Net Assets
Beginning of period	3,043,334,021	1,968,063,760
End of period (including accumulated net investment loss of $1,236 and accumulated net investment loss of $919, respectively)	$ 4,681,787,051	$ 3,043,334,021

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.30)	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	15.28	11.00	(15.44)	15.00	(.07)
Total from investment operations	14.98	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.57)	(.71)	(.17)	(5.01)	-
Total distributions	(4.57)	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	36.99%	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.15%	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.14%	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,178	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.43)	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	15.21	10.96	(15.42)	15.05	(.09)
Total from investment operations	14.78	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.45)	(.63)	(.17)	(4.97)	-
Total distributions	(4.45)	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	36.62%	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.42%	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.90)%	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,846	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.66)	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	15.02	10.84	(15.34)	14.95	(.08)
Total from investment operations	14.36	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.21)	(.51)	(.17)	(4.84)	-
Total distributions	(4.21)	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	- K	.01	.02	.01	.01
Net asset value, end of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	35.97%	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.91%	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.39)%	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,837	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

Consolidated Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.64)	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	14.98	10.80	(15.30)	14.91	(.10)
Total from investment operations	14.34	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	-	(.17)	-
Distributions from net realized gain	(4.28)	(.53)	(.17)	(4.89)	-
Total distributions	(4.28)	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.01
Net asset value, end of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	36.01%	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.88%	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.87%	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.35)%	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,431	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.16)	(.04)	(.02)	.22 F
Net realized and unrealized gain (loss)	15.43	11.10	(15.51)	15.05	5.49
Total from investment operations	15.25	10.94	(15.55)	15.03	5.71
Distributions from net investment income	-	-	-	(.18)	(.02)
Distributions from net realized gain	(4.67)	(.77)	(.17)	(5.03)	(5.10)
Total distributions	(4.67)	(.77)	(.17)	(5.21)	(5.12)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Total Return A, B	37.35%	35.52%	(33.59)%	45.10%	16.19%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.98%	.89%	.85%	.90%
Expenses net of fee waivers, if any	.90%	.96%	.87%	.85%	.90%
Expenses net of all reductions	.89%	.94%	.86%	.81%	.87%
Net investment income (loss)	(.37)%	(.40)%	(.13)%	(.05)%	.62% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400
Portfolio turnover rate E	35%	46%	42%	55%	85%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	15.41	11.08	(15.49)	15.03	(.08)
Total from investment operations	15.26	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.72)	(.82)	(.17)	(5.04)	-
Total distributions	(4.72)	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.01	.02	.01	.01
Net asset value, end of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	37.45%	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.84%	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.83%	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.31)%	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,246	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2011

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary.

The Fund invests in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2011, the Fund held $26,107,166 in the Subsidiary, representing 0.6% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 1,108,022,042
Gross unrealized depreciation	(79,873,929)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,028,148,113
Tax Cost	$ 4,236,301,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 158,213,882
Undistributed long-term capital gains	$ 25,688,008
Net unrealized appreciation (depreciation)	$ 1,028,132,094

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 183,285,077	$ 56,010,412
Long-term Capital Gains	220,239,690	-
Total	$ 403,524,767	$ 56,010,412

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,874,696,211 and $1,415,831,862, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $471,020 and is reflected in Expense reductions on the Consolidated Statement of Operations.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 299,324	$ 12,201
Class T	.25%	.25%	181,474	370
Class B	.75%	.25%	241,245	181,088
Class C	.75%	.25%	594,703	222,899
			$ 1,316,746	$ 416,558

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 141,146
Class T	20,875
Class B*	49,877
Class C*	19,315
$ 231,213

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 334,693.28
Class T	109,369.30
Class B	70,450.29
Class C	152,333.26
Gold	10,351,630.28
Institutional Class	190,094.22
	$ 11,208,569

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,404 for the period.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,940,400.42%		$ 934

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,493 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $678,947. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $368,969 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,986.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net realized gain
Class A	$ 11,944,959	$ 1,356,457
Class T	3,497,337	386,094
Class B	2,159,100	226,465
Class C	5,735,528	480,176
Gold	369,777,197	53,033,502
Institutional Class	10,410,646	527,718
Total	$ 403,524,767	$ 56,010,412

Annual Report

Notes to Consolidated Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,813,814	1,548,727	$ 88,297,648	$ 60,979,204
Reinvestment of distributions	211,919	28,941	10,924,421	1,258,667
Shares redeemed	(1,131,112)	(828,099)	(54,494,300)	(32,946,669)
Net increase (decrease)	894,621	749,569	$ 44,727,769	$ 29,291,202
Class T
Shares sold	503,427	410,718	$ 24,561,424	$ 16,022,649
Reinvestment of distributions	65,695	8,602	3,372,922	372,822
Shares redeemed	(315,455)	(271,824)	(15,070,272)	(10,198,558)
Net increase (decrease)	253,667	147,496	$ 12,864,074	$ 6,196,913
Class B
Shares sold	147,555	271,111	$ 6,862,473	$ 10,287,423
Reinvestment of distributions	37,199	4,654	1,885,064	199,620
Shares redeemed	(108,197)	(95,719)	(5,152,463)	(3,721,090)
Net increase (decrease)	76,557	180,046	$ 3,595,074	$ 6,765,953
Class C
Shares sold	736,040	698,249	$ 34,773,958	$ 27,513,842
Reinvestment of distributions	91,950	9,039	4,652,354	386,528
Shares redeemed	(345,478)	(320,512)	(16,458,498)	(12,323,085)
Net increase (decrease)	482,512	386,776	$ 22,967,814	$ 15,577,285
Gold
Shares sold	38,551,839	40,468,485	$ 1,893,619,015	$ 1,581,099,363
Reinvestment of distributions	6,874,054	1,174,296	357,359,018	51,481,173
Shares redeemed	(32,315,161)	(33,470,388)	(1,572,262,287)	(1,303,757,681)
Net increase (decrease)	13,110,732	8,172,393	$ 678,715,746	$ 328,822,855
Institutional Class
Shares sold	2,014,694	933,259	$ 99,860,479	$ 39,237,749
Reinvestment of distributions	184,813	10,089	9,641,424	441,486
Shares redeemed	(457,947)	(208,491)	(22,543,878)	(8,098,596)
Net increase (decrease)	1,741,560	734,857	$ 86,958,025	$ 31,580,639

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	27.55%	11.19%	14.02%
Class T (incl. 3.50% sales charge) B	30.25%	11.42%	14.14%
Class B (incl. contingent deferred sales charge) C	29.29%	11.48%	14.30%
Class C (incl. contingent deferred sales charge) D	33.29%	11.74%	14.30%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Class A on February 28, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 35.33%, 34.98%, 34.29% and 34.29%, respectively (excluding sales charges), topping the S&P 500® and the 33.20% gain of the MSCI® U.S. IM Materials 25/50 Index. The specialty chemicals group had the largest positive impact on performance versus the MSCI index, entirely due to favorable stock selection. Fund performance also was lifted by an out-of-benchmark stake in coal and consumable fuels, as well as by solid picks in a number of other industries. Further, a weaker dollar aided our foreign holdings. An out-of-benchmark position in Netherlands-based LyondellBasell Industries was the fund's largest relative contributor. The company - a pure play on the industrial chemical ethylene - emerged from bankruptcy in April 2010, and in short order the stock embarked on an impressive rally, more than doubling from where I bought it. Ferro - a maker of coatings and paints to the construction, auto, appliance and electronics markets - also was a noteworthy contributor, returning almost 80% for the fund. I sold the stock to lock in profits. A third contributor in the specialty chemicals category was Innophos Holdings, which makes specialty-grade phosphate products for food, pharmaceutical and industrial markets. The stock surged higher in early February, when the company reported earnings that solidly beat estimates. Elsewhere, purchasing United States Steel during the period's second half was rewarding, and underweighting, and eventually selling, Vulcan Materials, a provider of crushed stone and other construction aggregates, also paid off in view of the stock's muted gain. Conversely, a modest cash position dampened the fund's gain in a strongly rising market. Out-of-index exposures to the construction/engineering and building products groups also held back performance, as did an underweighting in precious metals/minerals. At the stock level, not owning strong-performing steel producer Cliffs Natural Resources worked against the fund. Monsanto also hurt results, as growing competition for the company's popular Roundup® agricultural herbicide and its line of genetically modified seeds led the company to cut prices on some products, which ate into profits. Monsanto was the fund's biggest detractor in absolute terms and its second-largest detractor on a relative basis. Other detractors were Ecolab, which provides cleaning and sanitizing products and related items for hospitality, health care and government customers, and container maker Owens-Illinois, the latter of which I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.16%
Actual		$ 1,000.00	$ 1,362.10	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.44%
Actual		$ 1,000.00	$ 1,360.20	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.94%
Actual		$ 1,000.00	$ 1,356.70	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.92%
Actual		$ 1,000.00	$ 1,356.80	$ 11.22
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Materials	.87%
Actual		$ 1,000.00	$ 1,364.10	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,364.20	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	7.8	8.0
E.I. du Pont de Nemours & Co.	7.5	7.7
Freeport-McMoRan Copper & Gold, Inc.	6.9	5.6
Monsanto Co.	4.5	6.6
Praxair, Inc.	4.4	6.1
Newmont Mining Corp.	3.8	3.3
Air Products & Chemicals, Inc.	3.5	4.0
United States Steel Corp.	2.8	0.0
Alcoa, Inc.	2.1	0.0
The Mosaic Co.	2.1	2.7
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Chemicals	53.4%
Metals & Mining	31.9%
Containers & Packaging	5.7%
Construction Materials	1.2%
Food Products	1.0%
All Others*	6.8%

As of August 31, 2010
Chemicals	57.9%
Metals & Mining	25.8%
Containers & Packaging	7.2%
Construction Materials	2.3%
Paper & Forest Products	1.1%
All Others*	5.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CHEMICALS - 53.4%
Commodity Chemicals - 2.5%
Arkema SA	65,800	$ 4,807,164
Celanese Corp. Class A	738,693	30,618,825
Grasim Industries Ltd.	48,407	2,527,047
		37,953,036
Diversified Chemicals - 22.6%
Ashland, Inc.	464,683	26,161,653
BASF AG	87,436	7,271,073
Cabot Corp.	527,633	22,825,404
Dow Chemical Co.	3,107,211	115,463,957
E.I. du Pont de Nemours & Co.	2,037,677	111,807,337
FMC Corp.	178,400	13,815,296
Huntsman Corp.	539,333	9,519,227
Lanxess AG	122,493	9,111,274
PPG Industries, Inc.	79,800	7,052,724
Solutia, Inc. (a)	564,936	13,112,165
		336,140,110
Fertilizers & Agricultural Chemicals - 9.0%
CF Industries Holdings, Inc.	145,854	20,606,253
Intrepid Potash, Inc. (a)	39,700	1,532,420
Monsanto Co.	933,933	67,140,443
The Mosaic Co.	357,820	30,718,847
Uralkali JSC GDR (Reg. S)	215,814	8,820,318
Yara International ASA	92,100	4,883,555
		133,701,836
Industrial Gases - 7.9%
Air Products & Chemicals, Inc.	568,557	52,307,244
Praxair, Inc.	659,831	65,574,005
		117,881,249
Specialty Chemicals - 11.4%
Albemarle Corp.	187,835	10,811,783
Ecolab, Inc.	513,770	24,989,773
Innophos Holdings, Inc.	545,936	23,382,439
Kraton Performance Polymers, Inc. (a)	355,100	12,179,930
LyondellBasell Industries NV Class A (a)	376,752	14,346,716
OMNOVA Solutions, Inc. (a)	468,541	3,298,529
PolyOne Corp. (a)	248,260	3,445,849
Rockwood Holdings, Inc. (a)	321,032	14,944,040
Sherwin-Williams Co.	329,437	27,053,366
Symrise AG	366,983	9,629,891
Valspar Corp.	288,942	10,985,575
W.R. Grace & Co. (a)	397,246	15,111,238
		170,179,129
TOTAL CHEMICALS		795,855,360
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Environmental & Facility Services - 0.2%
Swisher Hygiene, Inc. (a)(d)	502,100	3,029,401

	Shares	Value
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
Orascom Construction Industries SAE GDR	190,800	$ 6,525,360
CONSTRUCTION MATERIALS - 1.2%
Construction Materials - 1.2%
HeidelbergCement AG	233,726	16,362,550
Prism Cement Ltd.	592,401	671,383
		17,033,933
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 4.6%
Ball Corp.	652,818	23,566,730
Crown Holdings, Inc. (a)	574,640	22,112,147
Greif, Inc. Class A	199,320	12,888,031
Silgan Holdings, Inc.	246,400	8,988,672
		67,555,580
Paper Packaging - 1.1%
Rock-Tenn Co. Class A (d)	244,900	16,812,385
TOTAL CONTAINERS & PACKAGING		84,367,965
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	406,728	15,122,147
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	94,100	5,115,276
METALS & MINING - 31.9%
Aluminum - 2.1%
Alcoa, Inc.	1,908,300	32,154,855
Diversified Metals & Mining - 14.4%
Anglo American PLC (United Kingdom)	322,851	17,497,785
BHP Billiton PLC	268,800	10,656,389
Compass Minerals International, Inc.	99,510	9,301,200
Freeport-McMoRan Copper & Gold, Inc.	1,954,362	103,483,468
Gujarat NRE Coke Ltd.	1,276,100	1,199,559
Gulf Resources, Inc. (a)(d)	278,029	2,491,140
HudBay Minerals, Inc.	608,400	10,554,996
Ivanhoe Mines Ltd. (a)	254,200	7,202,661
Kazakhmys PLC	211,900	4,974,834
MacArthur Coal Ltd.	584,412	7,068,264
Mongolian Mining Corp.	3,312,000	4,201,664
Teck Resources Ltd. Class B (sub. vtg.)	186,600	10,326,641
Walter Energy, Inc.	216,135	26,154,496
		215,113,097
Gold - 7.0%
AngloGold Ashanti Ltd. sponsored ADR	258,295	12,615,128
Centamin Egypt Ltd. (United Kingdom) (a)	2,503,700	4,823,709
Newcrest Mining Ltd.	279,895	10,819,080
Newmont Mining Corp.	1,029,533	56,902,289
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Randgold Resources Ltd. sponsored ADR	94,100	$ 7,617,395
Yamana Gold, Inc.	890,200	11,319,403
		104,097,004
Precious Metals & Minerals - 0.4%
Pan American Silver Corp.	140,500	5,493,551
Steel - 8.0%
Allegheny Technologies, Inc. (d)	185,500	12,443,340
Carpenter Technology Corp.	485,471	20,185,884
Commercial Metals Co.	258,987	4,317,313
Jindal Steel & Power Ltd.	222,643	3,235,246
Reliance Steel & Aluminum Co.	474,508	26,254,528
Ternium SA sponsored ADR	137,745	4,964,330
United States Steel Corp. (d)	719,035	41,337,322
Vale SA sponsored ADR	179,550	6,145,997
		118,883,960
TOTAL METALS & MINING		475,742,467
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
Paladin Energy Ltd. (a)	671,007	3,405,900
PT Bumi Resources Tbk	34,153,500	11,614,820
		15,020,720
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Specialized REITs - 0.7%
Weyerhaeuser Co.	438,585	10,705,860

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Trading Companies & Distributors - 0.2%
Brenntag AG	30,900	$ 3,230,132
TOTAL COMMON STOCKS (Cost $1,132,830,983)		1,431,748,621
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 0.19% (b)	56,769,086	56,769,086
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	59,743,976	59,743,976
TOTAL MONEY MARKET FUNDS (Cost $116,513,062)		116,513,062
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $1,249,344,045)		1,548,261,683
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(57,998,548)
NET ASSETS - 100%		$ 1,490,263,135
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,689
Fidelity Securities Lending Cash Central Fund	60,638
Total	$ 118,327
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,431,748,621	$ 1,397,271,941	$ 34,476,680	$ -
Money Market Funds	116,513,062	116,513,062	-	-
Total Investments in Securities:	$ 1,548,261,683	$ 1,513,785,003	$ 34,476,680	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Germany	3.1%
Canada	3.1%
United Kingdom	2.2%
Australia	1.7%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%
Income Tax Information
At February 28, 2011, the Fund had a capital loss carryforward of approximately $18,182,003 of which $17,489,907, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively.

A capital loss carryforward of approximately $4,359,948 was acquired from Paper and Forest Products Portfolio, of which $3,667,852, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $58,657,243) - See accompanying schedule: Unaffiliated issuers (cost $1,132,830,983)	$ 1,431,748,621
Fidelity Central Funds (cost $116,513,062)	116,513,062
Total Investments (cost $1,249,344,045)		$ 1,548,261,683
Cash		1,525,870
Foreign currency held at value (cost $48,163)		48,097
Receivable for investments sold		7,446,525
Receivable for fund shares sold		15,282,091
Dividends receivable		1,460,733
Distributions receivable from Fidelity Central Funds		26,829
Prepaid expenses		1,447
Other receivables		26,632
Total assets		1,574,079,907

Liabilities
Payable for investments purchased	$ 17,278,185
Payable for fund shares redeemed	5,679,245
Accrued management fee	669,790
Distribution and service plan fees payable	82,399
Other affiliated payables	288,780
Other payables and accrued expenses	74,397
Collateral on securities loaned, at value	59,743,976
Total liabilities		83,816,772

Net Assets		$ 1,490,263,135
Net Assets consist of:
Paid in capital		$ 1,213,090,370
Distributions in excess of net investment income		(22,442)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,722,153)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		298,917,360
Net Assets		$ 1,490,263,135

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($124,160,375 ÷ 1,774,622 shares)	$ 69.96

Maximum offering price per share (100/94.25 of $69.96)	$ 74.23
Class T: Net Asset Value and redemption price per share ($25,570,031 ÷ 366,973 shares)	$ 69.68

Maximum offering price per share (100/96.50 of $69.68)	$ 72.21
Class B: Net Asset Value and offering price per share ($13,506,519 ÷ 195,882 shares)A	$ 68.95

Class C: Net Asset Value and offering price per share ($46,524,719 ÷ 676,393 shares)A	$ 68.78

Materials: Net Asset Value, offering price and redemption price per share ($1,195,371,420 ÷ 17,050,065 shares)	$ 70.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($85,130,071 ÷ 1,215,279 shares)	$ 70.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 14,034,557
Special dividends		12,590,176
Interest		42
Income from Fidelity Central Funds		118,327
Total income		26,743,102

Expenses
Management fee	$ 5,076,388
Transfer agent fees	2,252,029
Distribution and service plan fees	648,252
Accounting and security lending fees	309,212
Custodian fees and expenses	61,955
Independent trustees' compensation	4,648
Registration fees	201,055
Audit	44,669
Legal	2,812
Interest	956
Tax expense	144
Miscellaneous	8,289
Total expenses before reductions	8,610,409
Expense reductions	(94,170)	8,516,239
Net investment income (loss)		18,226,863
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,324,733
Foreign currency transactions	(73,855)
Total net realized gain (loss)		5,250,878
Change in net unrealized appreciation (depreciation) on: Investment securities	249,899,172
Assets and liabilities in foreign currencies	1,275
Total change in net unrealized appreciation (depreciation)		249,900,447
Net gain (loss)		255,151,325
Net increase (decrease) in net assets resulting from operations		$ 273,378,188

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,226,863	$ 3,695,665
Net realized gain (loss)	5,250,878	54,954,095
Change in net unrealized appreciation (depreciation)	249,900,447	118,179,943
Net increase (decrease) in net assets resulting from operations	273,378,188	176,829,703
Distributions to shareholders from net investment income	(18,392,042)	(4,024,717)
Distributions to shareholders from net realized gain	(379,797)	-
Total distributions	(18,771,839)	(4,024,717)
Share transactions - net increase (decrease)	520,343,234	390,197,683
Redemption fees	97,765	93,068
Total increase (decrease) in net assets	775,047,348	563,095,737

Net Assets
Beginning of period	715,215,787	152,120,050
End of period (including distributions in excess of net investment income of $22,442 and undistributed net investment income of $21,306, respectively)	$ 1,490,263,135	$ 715,215,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	1.08 H	.30 I	.22	.46	.17
Net realized and unrealized gain (loss)	17.40	24.90	(29.46)	8.05	3.93
Total from investment operations	18.48	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(1.06)	(.32)	(.12)	(.32)	-
Distributions from net realized gain	(.01)	-	-	(2.21)	-
Total distributions	(1.07)	(.32)	(.12)	(2.53) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	35.33%	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, K
Expenses before reductions	1.16%	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.16%	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.15%	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	1.81% H	.65% I	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,160	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .41%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.90 H	.16 I	.10	.32	.11
Net realized and unrealized gain (loss)	17.34	24.81	(29.32)	8.00	3.87
Total from investment operations	18.24	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.92)	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.92)	(.19)	(.03)	(2.42) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	34.98%	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, K
Expenses before reductions	1.44%	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.44%	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.43%	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	1.54% H	.35% I	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,570	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.60 H	(.07) I	(.12)	.04	.06
Net realized and unrealized gain (loss)	17.13	24.61	(29.13)	7.98	3.84
Total from investment operations	17.73	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.65)	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.65)	(.04)	-	(2.25) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	34.29%	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.93%	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.92%	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	1.04% H	(.15)% I	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,507	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.61 H	(.06) I	(.13)	.04	.09
Net realized and unrealized gain (loss)	17.09	24.57	(29.07)	7.97	3.81
Total from investment operations	17.70	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.72)	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.72)	(.04)	-	(2.33) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	34.29%	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.93%	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.92%	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	1.04% H	(.13)% I	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,525	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2011	2010	2009	2008 J	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Income from Investment Operations
Net investment income (loss) C	1.25 F	.43 G	.38	.64	.42
Net realized and unrealized gain (loss)	17.43	24.91	(29.54)	8.01	9.36
Total from investment operations	18.68	25.34	(29.16)	8.65	9.78
Distributions from net investment income	(1.16)	(.40)	(.20)	(.36)	(.48)
Distributions from net realized gain	(.03)	-	-	(2.21)	(4.79)
Total distributions	(1.19)	(.40)	(.20)	(2.57) K	(5.27)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.06
Net asset value, end of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Total Return A, B	35.70%	91.77%	(51.15)%	17.10%	22.29%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.96%	.90%	.91%	1.01%
Expenses net of fee waivers, if any	.88%	.96%	.90%	.90%	.98%
Expenses net of all reductions	.87%	.94%	.90%	.89%	.96%
Net investment income (loss)	2.10% F	.92% G	.78%	1.14%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185	$ 230,147
Portfolio turnover rate E	87%	104% I	117%	77%	185%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KTotal distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	1.28 G	.46 H	.38	.64	.08
Net realized and unrealized gain (loss)	17.40	24.89	(29.53)	8.00	3.92
Total from investment operations	18.68	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(1.19)	(.44)	(.20)	(.36)	-
Distributions from net realized gain	(.03)	-	-	(2.21)	-
Total distributions	(1.22)	(.44)	(.20)	(2.56) M	-
Redemption fees added to paid in capital D	.01	.01	.01	.01	.01
Net asset value, end of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	35.73%	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, J
Expenses before reductions	.86%	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.86%	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.85%	.93%	.90%	.89%	1.04% A
Net investment income (loss)	2.11% G	.94% H	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,130	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	87%	104% K	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. HInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. KThe portfolio turnover rate does not include the assets acquired in the merger. LFor the year ended February 29. MTotal distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 310,846,676
Gross unrealized depreciation	(15,469,188)
Net unrealized appreciation (depreciation) on securities and other investments	$ 295,377,488
Tax Cost	$ 1,252,884,195

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (18,182,003)
Net unrealized appreciation (depreciation)	$ 295,377,210

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 18,771,839	$ 4,024,717

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,261,371,136 and $778,483,528, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 180,708	$ 8,693
Class T	.25%	.25%	89,160	331
Class B	.75%	.25%	112,358	84,410
Class C	.75%	.25%	266,026	108,067
			$ 648,252	$ 201,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135,495
Class T	13,835
Class B*	20,335
Class C*	9,166
$ 178,831

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 200,549.28
Class T	53,555.30
Class B	33,293.30
Class C	76,639.29
Materials	1,816,001.24
Institutional Class	71,992.23
	$ 2,252,029

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,777 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,741,091.46%		$ 956

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,014 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,638. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,109 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 1,422,379	$ 238,202
Class T	289,521	47,220
Class B	122,322	5,848
Class C	341,974	12,908
Materials	15,509,343	3,662,178
Institutional Class	706,503	58,361
Total	$ 18,392,042	$ 4,024,717
From net realized gain
Class A	$ 10,674	$ -
Materials	358,147	-
Institutional Class	10,976	-
Total	$ 379,797	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,281,666	858,136	$ 79,405,808	$ 40,135,680
Reinvestment of distributions	18,751	4,377	1,225,248	220,619
Shares redeemed	(522,145)	(256,610)	(29,567,388)	(11,780,339)
Net increase (decrease)	778,272	605,903	$ 51,063,668	$ 28,575,960
Class T
Shares sold	162,727	167,992	$ 9,996,553	$ 7,326,294
Reinvestment of distributions	4,298	941	280,166	45,756
Shares redeemed	(81,055)	(67,330)	(4,620,393)	(3,005,643)
Net increase (decrease)	85,970	101,603	$ 5,656,326	$ 4,366,407
Class B
Shares sold	78,978	131,820	$ 4,548,346	$ 5,954,562
Reinvestment of distributions	1,536	103	99,242	4,824
Shares redeemed	(68,559)	(43,087)	(3,840,777)	(1,785,370)
Net increase (decrease)	11,955	88,836	$ 806,811	$ 4,174,016
Class C
Shares sold	420,386	299,617	$ 26,286,596	$ 13,304,163
Reinvestment of distributions	4,421	234	284,977	10,972
Shares redeemed	(143,652)	(106,334)	(7,964,201)	(4,538,206)
Net increase (decrease)	281,155	193,517	$ 18,607,372	$ 8,776,929
Materials
Shares sold	11,993,105	11,253,841	$ 750,476,205	$ 539,188,177
Issued in exchange for shares of Paper and Forest Products Portfolio	-	337,332	-	13,304,373
Reinvestment of distributions	229,147	68,039	14,963,249	3,440,550
Shares redeemed	(6,662,930)	(4,780,310)	(384,640,831)	(223,285,260)
Net increase (decrease)	5,559,322	6,878,902	$ 380,798,623	$ 332,647,840

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Institutional Class
Shares sold	1,219,205	269,782	$ 77,607,131	$ 13,383,120
Reinvestment of distributions	8,764	839	572,066	43,347
Shares redeemed	(272,695)	(36,606)	(14,768,763)	(1,769,936)
Net increase (decrease)	955,274	234,015	$ 63,410,434	$ 11,656,531

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of the Select Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Fidelity Advisor Telecommunications Fund - Class A, T, B and C

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	19.58%	2.35%	0.52%
Class T (incl. 3.50% sales charge) B	22.11%	2.59%	0.64%
Class B (incl. contingent deferred sales charge) C	20.96%	2.56%	0.80%
Class C (incl. contingent deferred sales charge) D	24.95%	2.92%	0.80%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 12, 2006 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Class A on February 28, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Class A took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Class A.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: During the year, the fund's Class A, Class T, Class B and Class C shares advanced 26.87%, 26.54%, 25.96% and 25.95%, respectively (excluding sales charges), falling short of the 30.04% gain of the MSCI® U.S. IM Telecommunications Services 25/50 Index, but handily outpacing the broadly based S&P 500®. Relative to the MSCI index, underweighting benchmark heavyweight Verizon Communications hurt the most, as the stock was lifted amid speculation the company would begin carrying Apple's iPhone® mobile digital device. Disappointing stock picks in wireless telecom services also proved detrimental, including a position in Clearwire, a provider of wireless high-speed Internet service. Elsewhere in wireless, an overweighting in pre-paid wireless provider Leap Wireless International detracted, as did a stake in Netherlands-based VimpleCom. Underweighting Vonage Holdings, a provider of phone service over the Web using Voice over Internet Protocol (VoIP), hurt. On the flip side, underweighting integrated telecom giant AT&T was the biggest relative contributor. The stock underperformed on reports the company may lose exclusivity with the iPhone, which represented a good deal of its business. The fund also was aided by out-of-benchmark exposure to the high-growth cable and satellite industry. Specifically, I focused on video-related stocks in this area that I believed would perform well, including Germany-listed Kabel Deutschland Holding, U.K.-based Virgin Media and Comcast. Some of the stocks I've mentioned in this report were out-of-index holdings and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.20%
Actual		$ 1,000.00	$ 1,192.40	$ 6.52
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.47%
Actual		$ 1,000.00	$ 1,190.70	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.94%
Actual		$ 1,000.00	$ 1,188.20	$ 10.53
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.93%
Actual		$ 1,000.00	$ 1,188.10	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Telecommunications	.91%
Actual		$ 1,000.00	$ 1,194.30	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,194.20	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	10.5	8.6
American Tower Corp. Class A	7.1	7.5
Verizon Communications, Inc.	7.0	15.0
Qwest Communications International, Inc.	6.5	5.8
Crown Castle International Corp.	5.8	6.3
Sprint Nextel Corp.	4.3	5.4
NII Holdings, Inc.	4.0	3.3
CenturyLink, Inc.	4.0	4.8
SBA Communications Corp.Class A	3.9	3.9
tw telecom, inc.	3.7	2.7
	56.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Diversified Telecommunication Services	47.8%
Wireless Telecommunication Services	36.2%
Media	10.2%
Internet Software & Services	2.3%
Software	2.0%
All Others*	1.5%

As of August 31, 2010
Diversified Telecommunication Services	46.2%
Wireless Telecommunication Services	39.6%
Media	9.5%
Internet Software & Services	1.5%
Software	0.9%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Diversified Support Services - 0.6%
Blue Label Telecoms Ltd.	2,829,100	$ 2,316,103
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Aruba Networks, Inc. (a)	392	11,936
F5 Networks, Inc. (a)	40	4,720
Juniper Networks, Inc. (a)	44,947	1,977,668
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	40	1,912
Sandvine Corp. (U.K.) (a)	3,200	10,543
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	7,704
		2,014,483
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
NetApp, Inc. (a)	20	1,033
Synaptics, Inc. (a)	450	13,275
		14,308
DIVERSIFIED TELECOMMUNICATION SERVICES - 47.8%
Alternative Carriers - 12.3%
AboveNet, Inc.	113,300	7,352,037
Cable & Wireless Worldwide PLC	5	6
Cogent Communications Group, Inc. (a)	251,017	3,699,991
Global Crossing Ltd. (a)	302,086	4,757,855
Iliad Group SA	44,410	4,973,956
Level 3 Communications, Inc. (a)(d)	1,835,376	2,569,526
PAETEC Holding Corp. (a)	73,600	279,680
tw telecom, inc. (a)	739,957	13,763,200
Vonage Holdings Corp. (a)	1,782,800	7,879,976
		45,276,227
Integrated Telecommunication Services - 35.5%
AT&T, Inc.	1,366,919	38,793,161
BT Group PLC	5,351	15,896
Cable & Wireless PLC	5	4
Cbeyond, Inc. (a)	177,698	2,484,218
CenturyLink, Inc. (d)	352,890	14,532,010
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	342,100	5,709,649
Cincinnati Bell, Inc. New (a)	225,000	594,000
Deutsche Telekom AG	763	10,261
FairPoint Communications, Inc. (a)	34,149	0
Frontier Communications Corp.	12,732	108,095
Hellenic Telecommunications Organization SA	163	1,676
Qwest Communications International, Inc.	3,513,189	23,959,949
Telecom Italia SpA sponsored ADR	226	3,526
Telenor ASA sponsored ADR	125,100	6,237,486

	Shares	Value
Verizon Communications, Inc.	699,041	$ 25,808,594
Windstream Corp.	963,015	12,076,208
		130,334,733
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		175,610,960
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	40	1,966
INTERNET SOFTWARE & SERVICES - 2.3%
Internet Software & Services - 2.3%
Akamai Technologies, Inc. (a)	35,700	1,339,821
Google, Inc. Class A (a)	3,000	1,840,200
Rackspace Hosting, Inc. (a)(d)	90,700	3,347,737
SAVVIS, Inc. (a)	99	3,217
Support.com, Inc. (a)	326,000	1,819,080
		8,350,055
MEDIA - 10.2%
Broadcasting - 0.0%
Ten Network Holdings Ltd.	5	7
Cable & Satellite - 10.2%
Comcast Corp. Class A	408,100	10,512,656
DIRECTV (a)	9	414
Dish TV India Ltd. (a)	5,888	7,629
Kabel Deutschland Holding AG	165,600	9,022,285
Liberty Global, Inc. Class A (a)(d)	98,400	4,142,640
Naspers Ltd. Class N	36,200	2,079,453
Time Warner Cable, Inc.	51,172	3,693,595
Virgin Media, Inc.	290,600	7,915,944
		37,374,616
Movies & Entertainment - 0.0%
Madison Square Garden, Inc. Class A (a)	525	14,994
TOTAL MEDIA		37,389,617
SOFTWARE - 2.0%
Application Software - 2.0%
AsiaInfo Holdings, Inc. (a)(d)	170,800	3,475,780
Gameloft (a)	583,902	3,601,858
Nuance Communications, Inc. (a)	800	14,928
Synchronoss Technologies, Inc. (a)	5,003	171,403
		7,263,969
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	3	14
TOTAL SOFTWARE		7,263,983
WIRELESS TELECOMMUNICATION SERVICES - 36.2%
Wireless Telecommunication Services - 36.2%
America Movil SAB de CV Series L sponsored ADR	300	17,226
American Tower Corp. Class A (a)	484,800	26,159,808
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Axiata Group Bhd (a)	3,095,100	$ 4,951,348
Clearwire Corp. Class A (a)(d)	1,476,236	7,425,467
Crown Castle International Corp. (a)	502,383	21,175,443
ICO Global Communications Holdings Ltd. Class A (a)	3,059,577	7,006,431
Idea Cellular Ltd. (a)	3,710	4,717
Leap Wireless International, Inc. (a)	371,258	4,536,773
MetroPCS Communications, Inc. (a)	659,406	9,495,446
MTN Group Ltd.	25	441
NII Holdings, Inc. (a)	358,100	14,667,776
NTELOS Holdings Corp.	632	12,273
PT Indosat Tbk	3,305,600	1,892,334
SBA Communications Corp. Class A (a)	336,282	14,154,109
Sprint Nextel Corp. (a)	3,616,150	15,802,576
Telephone & Data Systems, Inc.	15,255	513,331
TIM Participacoes SA sponsored ADR (non-vtg.)	55,900	2,164,448
Turkcell Iletisim Hizmet AS	162,000	911,697
Vivo Participacoes SA sponsored ADR	59,325	2,183,753
		133,075,397
TOTAL COMMON STOCKS (Cost $346,800,462)		366,036,872
Money Market Funds - 7.4%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $27,411,975)	27,411,975	$ 27,411,975
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $374,212,437)		393,448,847
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(25,841,113)
NET ASSETS - 100%		$ 367,607,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,718
Fidelity Securities Lending Cash Central Fund	217,589
Total	$ 231,307
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 366,036,872	$ 365,109,272	$ 927,600	$ -
Money Market Funds	27,411,975	27,411,975	-	-
Total Investments in Securities:	$ 393,448,847	$ 392,521,247	$ 927,600	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(905)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	905
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ (905)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.0%
Germany	2.5%
France	2.4%
Norway	1.7%
Hong Kong	1.6%
Malaysia	1.3%
Bermuda	1.3%
South Africa	1.2%
Brazil	1.2%
Others (Individually Less Than 1%)	0.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $76,308,957 of which $11,764,473, $52,002,796 and $12,541,688 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $26,618,806) - See accompanying schedule: Unaffiliated issuers (cost $346,800,462)	$ 366,036,872
Fidelity Central Funds (cost $27,411,975)	27,411,975
Total Investments (cost $374,212,437)		$ 393,448,847
Receivable for investments sold		11,306,725
Receivable for fund shares sold		397,208
Dividends receivable		59,363
Distributions receivable from Fidelity Central Funds		14,970
Prepaid expenses		679
Other receivables		26,419
Total assets		405,254,211

Liabilities
Payable to custodian bank	$ 115,353
Payable for investments purchased	9,565,852
Payable for fund shares redeemed	235,627
Accrued management fee	177,334
Distribution and service plan fees payable	5,186
Other affiliated payables	95,722
Other payables and accrued expenses	39,428
Collateral on securities loaned, at value	27,411,975
Total liabilities		37,646,477

Net Assets		$ 367,607,734
Net Assets consist of:
Paid in capital		$ 431,017,434
Undistributed net investment income		260,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(82,905,063)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,234,610
Net Assets		$ 367,607,734

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,304,834 ÷ 91,721 shares)	$ 46.93

Maximum offering price per share (100/94.25 of $46.93)	$ 49.79
Class T: Net Asset Value and redemption price per share ($2,881,805 ÷ 61,561 shares)	$ 46.81

Maximum offering price per share (100/96.50 of $46.81)	$ 48.51
Class B: Net Asset Value and offering price per share ($705,683 ÷ 15,038 shares)A	$ 46.93

Class C: Net Asset Value and offering price per share ($3,034,767 ÷ 64,718 shares)A	$ 46.89

Telecommunications: Net Asset Value, offering price and redemption price per share ($354,937,952 ÷ 7,540,796 shares)	$ 47.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,742,693 ÷ 37,060 shares)	$ 47.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,724,568
Interest		210
Income from Fidelity Central Funds		231,307
Total income		8,956,085

Expenses
Management fee	$ 1,983,895
Transfer agent fees	968,784
Distribution and service plan fees	54,207
Accounting and security lending fees	142,914
Custodian fees and expenses	37,525
Independent trustees' compensation	2,020
Registration fees	80,175
Audit	45,986
Legal	5,440
Interest	1,085
Miscellaneous	4,129
Total expenses before reductions	3,326,160
Expense reductions	(60,818)	3,265,342
Net investment income (loss)		5,690,743
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,993,138
Foreign currency transactions	1,042
Total net realized gain (loss)		23,994,180
Change in net unrealized appreciation (depreciation) on: Investment securities	56,962,770
Assets and liabilities in foreign currencies	10,023
Total change in net unrealized appreciation (depreciation)		56,972,793
Net gain (loss)		80,966,973
Net increase (decrease) in net assets resulting from operations		$ 86,657,716

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,690,743	$ 5,996,295
Net realized gain (loss)	23,994,180	5,413,597
Change in net unrealized appreciation (depreciation)	56,972,793	79,572,437
Net increase (decrease) in net assets resulting from operations	86,657,716	90,982,329
Distributions to shareholders from net investment income	(7,366,695)	(2,355,415)
Distributions to shareholders from net realized gain	-	(402,567)
Total distributions	(7,366,695)	(2,757,982)
Share transactions - net increase (decrease)	(685,685)	989,027
Redemption fees	11,018	12,272
Total increase (decrease) in net assets	78,616,354	89,225,646

Net Assets
Beginning of period	288,991,380	199,765,734
End of period (including undistributed net investment income of $260,753 and undistributed net investment income of $1,935,664, respectively)	$ 367,607,734	$ 288,991,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.67	.22	.26	- K
Net realized and unrealized gain (loss)	9.49	10.55	(15.60)	(8.08)	3.15
Total from investment operations	10.06	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.77)	(.19)	(.35) N	(.51)	-
Distributions from net realized gain	-	(.05)	(.18) N	-	-
Total distributions	(.77)	(.24) M	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	26.87%	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.18%	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.35%	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,305	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.45	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	9.47	10.54	(15.56)	(8.07)	3.14
Total from investment operations	9.92	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.66)	(.22)	(.24) N	(.42)	-
Distributions from net realized gain	-	(.03)	(.13) N	-	-
Total distributions	(.66)	(.24) M	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	26.54%	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.46%	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.06%	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,882	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.25	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	9.48	10.54	(15.49)	(8.04)	3.11
Total from investment operations	9.73	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.40)	(.04)	(.11) N	(.20)	-
Distributions from net realized gain	-	(.01)	(.06) N	-	-
Total distributions	(.40)	(.05) M	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	25.96%	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.93%	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	.60%	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 706	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	9.46	10.56	(15.50)	(8.03)	3.14
Total from investment operations	9.72	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.44)	(.10)	(.07) N	(.22)	-
Distributions from net realized gain	-	(.02)	(.05) N	-	-
Total distributions	(.44)	(.12) M	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	25.95%	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.92%	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	.61%	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,035	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Income from Investment Operations
Net investment income (loss) C	.69	.76	.30	.43	.61 F
Net realized and unrealized gain (loss)	9.52	10.59	(15.65)	(8.12)	8.85
Total from investment operations	10.21	11.35	(15.35)	(7.69)	9.46
Distributions from net investment income	(.87)	(.31)	(.41) L	(.52)	(.53)
Distributions from net realized gain	-	(.05)	(.20) L	-	-
Total distributions	(.87)	(.36) K	(.61) J	(.52)	(.53)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Total Return A, B	27.24%	42.43%	(36.00)%	(15.30)%	22.69%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.99%	.97%	.91%	.99%
Expenses net of fee waivers, if any	.92%	.99%	.97%	.90%	.97%
Expenses net of all reductions	.91%	.98%	.96%	.90%	.97%
Net investment income (loss)	1.62%	2.15%	.85%	.79%	1.34% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 354,938	$ 279,704	$ 196,231	$ 334,565	$ 624,427
Portfolio turnover rate E	72%	90%	168%	134%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.71	.84	.34	.45	.16
Net realized and unrealized gain (loss)	9.50	10.55	(15.67)	(8.09)	3.01
Total from investment operations	10.21	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.88)	(.38)	(.40) M	(.62)	-
Distributions from net realized gain	-	(.05)	(.20) M	-	-
Total distributions	(.88)	(.43) L	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	27.27%	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.89%	.84%	.90%	.83%	.97% A
Net investment income (loss)	1.64%	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,743	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,735,629
Gross unrealized depreciation	(43,095,325)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,640,304
Tax Cost	$ 380,808,543

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 260,995
Capital loss carryforward	$ (76,308,957)
Net unrealized appreciation (depreciation)	$ 12,638,504

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 7,366,695	$ 2,757,982

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $256,842,819 and $247,000,001, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 9,195	$ 586
Class T	.25%	.25%	12,588	15
Class B	.75%	.25%	6,770	5,078
Class C	.75%	.25%	25,654	9,305
			$ 54,207	$ 14,984

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,026
Class T	1,778
Class B*	2,024
Class C*	255
$ 9,083

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,916.30
Class T	8,246.33
Class B	2,000.30
Class C	7,300.29
Telecommunications	934,079.27
Institutional Class	6,243.26
	$ 968,784

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,209 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,032,250.41%		$ 1,085

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,283 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $217,589. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,818 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 67,506	$ 15,094
Class T	39,660	11,817
Class B	6,185	821
Class C	26,169	5,697
Telecommunications	7,180,244	2,311,098
Institutional Class	46,931	10,888
Total	$ 7,366,695	$ 2,355,415
From net realized gain
Class A	$ -	$ 4,245
Class T	-	827
Class B	-	139
Class C	-	504
Telecommunications	-	396,621
Institutional Class	-	231
Total	$ -	$ 402,567

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	40,645	88,778	$ 1,741,332	$ 3,085,616
Reinvestment of distributions	1,359	476	59,381	17,722
Shares redeemed	(39,099)	(79,650)	(1,642,347)	(2,900,645)
Net increase (decrease)	2,905	9,604	$ 158,366	$ 202,693
Class T
Shares sold	23,206	45,905	$ 981,887	$ 1,589,430
Reinvestment of distributions	894	314	39,051	12,167
Shares redeemed	(17,166)	(14,845)	(731,684)	(532,433)
Net increase (decrease)	6,934	31,374	$ 289,254	$ 1,069,164
Class B
Shares sold	3,985	15,431	$ 164,934	$ 522,557
Reinvestment of distributions	125	22	5,371	836
Shares redeemed	(6,122)	(11,987)	(254,241)	(408,765)
Net increase (decrease)	(2,012)	3,466	$ (83,936)	$ 114,628
Class C
Shares sold	29,965	62,598	$ 1,283,190	$ 2,159,620
Reinvestment of distributions	433	129	18,769	5,000
Shares redeemed	(22,865)	(19,418)	(981,215)	(702,765)
Net increase (decrease)	7,533	43,309	$ 320,744	$ 1,461,855
Telecommunications
Shares sold	3,169,647	3,331,732	$ 131,656,721	$ 111,276,252
Reinvestment of distributions	156,783	68,653	6,893,743	2,606,513
Shares redeemed	(3,199,430)	(3,325,834)	(139,972,066)	(116,676,048)
Net increase (decrease)	127,000	74,551	$ (1,421,602)	$ (2,793,283)
Institutional Class
Shares sold	131,873	35,372	$ 5,646,597	$ 1,243,451
Reinvestment of distributions	800	37	36,161	1,435
Shares redeemed	(124,838)	(8,744)	(5,631,269)	(310,916)
Net increase (decrease)	7,835	26,665	$ 51,489	$ 933,970

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/11	04/15/11	$0.146	$0.465
Class T	04/18/11	04/15/11	$0.114	$0.465
Class B	04/18/11	04/15/11	$0.050	$0.465
Class C	04/18/11	04/15/11	$0.056	$0.465
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/11	04/15/11	$0.000	$2.008
Class T	04/18/11	04/15/11	$0.000	$1.990
Class B	04/18/11	04/15/11	$0.000	$1.947
Class C	04/18/11	04/15/11	$0.000	$1.954
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/11	04/15/11	$0.000	$0.000
Class T	04/18/11	04/15/11	$0.000	$0.000
Class B	04/18/11	04/15/11	$0.000	$0.000
Class C	04/18/11	04/15/11	$0.000	$0.000
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Class A	04/18/11	04/15/11	$0.014	$0.000
Class T	04/18/11	04/15/11	$0.000	$0.000
Class B	04/18/11	04/15/11	$0.000	$0.000
Class C	04/18/11	04/15/11	$0.000	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$20,272,367
Gold Portfolio	$245,927,697

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	April 2010	December 2010
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	0%	100%
Class C	0%	100%
Gold Portfolio
Class A	0%	2%
Class T	0%	2%
Class B	0%	2%
Class C	0%	2%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
	April 2010	December 2010
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2010	December 2010
Consumer Staples Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	0%	100%
Class C	0%	100%
Gold Portfolio
Class A	4%	10%
Class T	5%	11%
Class B	5%	12%
Class C	5%	12%
Materials Portfolio
Class A	100%	100%
Class T	0%	100%
Class B	0%	100%
Class C	0%	100%
Telecommunications Portfolio
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Class A	04/12/2010	$0.022	$0.0023
	12/13/2010	$0.094	$0.0085
Class T	04/12/2010	$0.020	$0.0023
	12/13/2010	$0.088	$0.0085
Class B	04/12/2010	$0.019	$0.0023
	12/13/2010	$0.077	$0.0085
Class C	04/12/2010	$0.019	$0.0023
	12/13/2010	$0.080	$0.0085

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMT-UANN-0411
1.845779.104

Fidelity Advisor
Focus Funds®
Institutional Class

Fidelity Advisor® Consumer Staples Fund

Fidelity Advisor Gold Fund

Fidelity Advisor Materials Fund

Fidelity Advisor Telecommunications Fund

Each Advisor fund listed above is a class
of the Fidelity® Select Portfolios®.

Annual Report

February 28, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders
Consumer Staples Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Gold Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Consolidated Investments
	<Click Here>	Consolidated Financial Statements
	<Click Here>	Notes to the Consolidated Financial Statements
Materials Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications Portfolio	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 has begun on a positive note. U.S. equities gained ground in January and February, reaching their highest point since June 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Advisor Consumer Staples Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	13.57%	8.84%	7.79%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Consumer Staples Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance of the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Staples Fund - Institutional Class on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Consumer Staples Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Robert Lee, Portfolio Manager of Fidelity Advisor® Consumer Staples Fund: For the 12 months ending February 28, 2011, the fund's Institutional Class shares gained 13.57%, underperforming the 13.96% return of the MSCI® U.S. IM Consumer Staples 25/50 Index and the S&P 500®. Relative to its sector benchmark, the portfolio benefited from strong security selection in the soft drinks industry, where an overweighting in Coca-Cola boosted performance, as the company built momentum in higher-growth emerging markets and achieved better-than-expected results in more-developed markets, such as the U.S., Japan and Western Europe. Underweighting PepsiCo, which had a lesser emerging-markets presence, also contributed. Rising agricultural input costs in its snack business also hurt Pepsi's shares. The fund's out-of-index stake in British American Tobacco was another beneficiary of higher growth overseas. Distillers and vintners was a strong area, with holdings in global wine distributor Constellation Brands and British-based premium spirits producer Diageo - not found in the index - boosting the fund's return, as rebounding alcohol sales in restaurants and bars supported earnings gains. An underweighting and robust stock picking in the lagging hypermarkets/super centers area helped, including a smaller-than-index stake in Wal-Mart Stores and an overweighting in BJ's Wholesale Club. Favorable market selection in household products and brewers also buoyed performance, as did dollar weakness in relation to our foreign holdings. On the flip side, positioning in packaged foods/meats hurt the most, including an overweighting in Dean Foods - a company that sells milk across North America - which got caught in a competitive pricing trap. An out-of-index position in Netherlands-based Unilever also detracted here. Unfavorable security selection in the personal products industry was costly, including not owning two benchmark components, cosmetics manufacturer Estee Lauder and nutritional supplement marketer Herbalife. Elsewhere, a non-index stake in pharmaceutical and medical products giant Johnson & Johnson hurt, as did underweighting cigarette manufacturer Philip Morris International. Lastly, not having any exposure to premium grocer and index constituent Whole Foods Market detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Consumer Staples Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 1,145.40	$ 5.90
Hypothetical A		$ 1,000.00	$ 1,019.29	$ 5.56
Class T	1.39%
Actual		$ 1,000.00	$ 1,143.70	$ 7.39
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 6.95
Class B	1.92%
Actual		$ 1,000.00	$ 1,140.70	$ 10.19
Hypothetical A		$ 1,000.00	$ 1,015.27	$ 9.59
Class C	1.85%
Actual		$ 1,000.00	$ 1,141.20	$ 9.82
Hypothetical A		$ 1,000.00	$ 1,015.62	$ 9.25
Consumer Staples	.85%
Actual		$ 1,000.00	$ 1,146.80	$ 4.52
Hypothetical A		$ 1,000.00	$ 1,020.58	$ 4.26
Institutional Class	.87%
Actual		$ 1,000.00	$ 1,146.90	$ 4.63
Hypothetical A		$ 1,000.00	$ 1,020.48	$ 4.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Consumer Staples Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	15.8	12.1
The Coca-Cola Co.	12.0	11.4
CVS Caremark Corp.	6.6	4.0
British American Tobacco PLC sponsored ADR	6.1	4.9
Altria Group, Inc.	5.6	5.0
PepsiCo, Inc.	4.4	5.5
Colgate-Palmolive Co.	4.2	1.4
Unilever NV unit	3.1	2.3
Diageo PLC sponsored ADR	3.1	2.5
Johnson & Johnson	3.0	3.0
	63.9
Top Industries (% of fund's net assets)
As of February 28, 2011
Beverages	30.1%
Household Products	20.0%
Food & Staples Retailing	15.7%
Tobacco	14.8%
Food Products	12.7%
All Others*	6.7%

As of August 31, 2010
Beverages	31.1%
Food & Staples Retailing	19.8%
Household Products	14.5%
Tobacco	12.8%
Food Products	12.0%
All Others*	9.8%

* Includes short-term investments and net other assets.

Annual Report

Consumer Staples Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
BEVERAGES - 30.1%
Brewers - 5.7%
Anadolu Efes Biracilik ve Malt Sanayii AS	253,611	$ 3,426,533
Anheuser-Busch InBev SA NV	558,113	31,170,509
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	260,285	7,030,298
Molson Coors Brewing Co. Class B	859,203	39,291,353
		80,918,693
Distillers & Vintners - 6.0%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,752,181	35,604,318
Diageo PLC sponsored ADR	547,406	42,839,994
Pernod-Ricard SA	58,700	5,412,011
		83,856,323
Soft Drinks - 18.4%
Coca-Cola Bottling Co. Consolidated	147,913	8,534,580
Coca-Cola FEMSA SAB de CV sponsored ADR	92,029	6,723,639
Coca-Cola Icecek AS	300,073	3,322,257
Cott Corp. (a)	21,000	175,135
Embotelladora Andina SA sponsored ADR	263,641	7,018,123
Fomento Economico Mexicano SAB de CV sponsored ADR	61,087	3,434,922
PepsiCo, Inc.	968,207	61,403,688
The Coca-Cola Co.	2,639,308	168,704,567
		259,316,911
TOTAL BEVERAGES		424,091,927
FOOD & STAPLES RETAILING - 15.7%
Drug Retail - 9.6%
CVS Caremark Corp.	2,814,108	93,034,410
Drogasil SA	217,800	1,662,495
Walgreen Co.	928,945	40,260,476
		134,957,381
Food Distributors - 0.3%
United Natural Foods, Inc. (a)	102,934	4,369,548
Food Retail - 3.1%
Fresh Market, Inc.	1,300	53,040
Koninklijke Ahold NV	501,177	6,728,121
Safeway, Inc.	1,357,313	29,616,570
Susser Holdings Corp. (a)	251,104	3,477,790
The Pantry, Inc. (a)	267,987	4,223,475
		44,098,996

	Shares	Value
Hypermarkets & Super Centers - 2.7%
BJ's Wholesale Club, Inc. (a)	101,322	$ 4,906,011
Wal-Mart Stores, Inc.	627,188	32,601,232
		37,507,243
TOTAL FOOD & STAPLES RETAILING		220,933,168
FOOD PRODUCTS - 12.7%
Agricultural Products - 4.4%
Archer Daniels Midland Co.	489,290	18,191,802
Bunge Ltd.	461,378	33,297,650
Cresud S.A.C.I.F. y A. sponsored ADR	91,600	1,594,756
Origin Agritech Ltd. (a)	95,200	842,520
SLC Agricola SA	276,300	3,593,660
Viterra, Inc.	312,700	3,831,279
		61,351,667
Packaged Foods & Meats - 8.3%
Ausnutria Dairy Hunan Co. Ltd. (H Shares)	314,000	89,507
Brasil Foods SA	2,000	34,740
Calavo Growers, Inc.	158,742	3,685,989
Cermaq ASA	227,670	3,883,072
Cosan Ltd. Class A	111,100	1,528,736
Danone	58,620	3,675,087
Dean Foods Co. (a)	673,558	7,112,772
Kraft Foods, Inc. Class A	273,127	8,696,364
Lindt & Spruengli AG (d)	111	3,475,957
Mead Johnson Nutrition Co. Class A	148,440	8,884,134
Nestle SA	510,464	28,904,038
Smart Balance, Inc. (a)	67,600	293,384
Unilever NV unit	1,459,991	44,150,128
Want Want China Holdings Ltd.	4,014,000	2,999,676
		117,413,584
TOTAL FOOD PRODUCTS		178,765,251
HOTELS, RESTAURANTS & LEISURE - 0.3%
Restaurants - 0.3%
Domino's Pizza, Inc. (a)	101,404	1,710,685
Sonic Corp. (a)	266,504	2,366,556
		4,077,241
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.0%
SodaStream International Ltd. (d)	24,200	1,070,366
Housewares & Specialties - 0.1%
Tupperware Brands Corp.	21,400	1,148,110
TOTAL HOUSEHOLD DURABLES		2,218,476
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - 20.0%
Household Products - 20.0%
Colgate-Palmolive Co.	756,907	$ 59,432,338
Procter & Gamble Co.	3,524,352	222,210,399
		281,642,737
PERSONAL PRODUCTS - 2.4%
Personal Products - 2.4%
Avon Products, Inc.	898,363	24,983,475
Hypermarcas SA (a)	138,400	1,580,478
Natura Cosmeticos SA	138,800	3,521,305
Nu Skin Enterprises, Inc. Class A	109,000	3,479,280
		33,564,538
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	692,820	42,566,861
Perrigo Co.	1,000	76,430
		42,643,291
TOBACCO - 14.8%
Tobacco - 14.8%
Altria Group, Inc.	3,088,731	78,361,105
British American Tobacco PLC sponsored ADR (d)	1,055,541	85,636,041
KT&G Corp.	61,159	3,113,925
Lorillard, Inc.	69,198	5,312,330
Philip Morris International, Inc.	509,803	32,005,432
Souza Cruz Industria Comerico	73,500	3,525,243
		207,954,076
TOTAL COMMON STOCKS (Cost $1,198,155,448)		1,395,890,705
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	15,137,132	$ 15,137,132
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,824,339	4,824,339
TOTAL MONEY MARKET FUNDS (Cost $19,961,471)		19,961,471
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,218,116,919)		1,415,852,176
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(7,126,334)
NET ASSETS - 100%		$ 1,408,725,842
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,915
Fidelity Securities Lending Cash Central Fund	242,084
Total	$ 299,999
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,395,890,705	$ 1,364,720,196	$ 31,170,509	$ -
Money Market Funds	19,961,471	19,961,471	-	-
Total Investments in Securities:	$ 1,415,852,176	$ 1,384,681,667	$ 31,170,509	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	75.3%
United Kingdom	9.2%
Netherlands	3.6%
Bermuda	2.5%
Switzerland	2.3%
Belgium	2.2%
Brazil	1.4%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consumer Staples Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $4,773,853) - See accompanying schedule: Unaffiliated issuers (cost $1,198,155,448)	$ 1,395,890,705
Fidelity Central Funds (cost $19,961,471)	19,961,471
Total Investments (cost $1,218,116,919)		$ 1,415,852,176
Receivable for fund shares sold		1,507,366
Dividends receivable		1,756,097
Distributions receivable from Fidelity Central Funds		20,089
Prepaid expenses		2,695
Other receivables		5,404
Total assets		1,419,143,827

Liabilities
Payable for investments purchased	$ 80,369
Payable for fund shares redeemed	4,344,746
Accrued management fee	655,955
Distribution and service plan fees payable	132,062
Other affiliated payables	313,090
Other payables and accrued expenses	67,424
Collateral on securities loaned, at value	4,824,339
Total liabilities		10,417,985

Net Assets		$ 1,408,725,842
Net Assets consist of:
Paid in capital		$ 1,204,127,374
Undistributed net investment income		3,223,201
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,638,829
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		197,736,438
Net Assets		$ 1,408,725,842

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($160,525,920 ÷ 2,372,808 shares)	$ 67.65

Maximum offering price per share (100/94.25 of $67.65)	$ 71.78
Class T: Net Asset Value and redemption price per share ($31,496,202 ÷ 467,974 shares)	$ 67.30

Maximum offering price per share (100/96.50 of $67.30)	$ 69.74
Class B: Net Asset Value and offering price per share ($20,033,105 ÷ 299,742 shares)A	$ 66.83

Class C: Net Asset Value and offering price per share ($81,239,291 ÷ 1,217,786 shares)A	$ 66.71

Consumer Staples: Net Asset Value, offering price and redemption price per share ($877,548,029 ÷ 12,908,499 shares)	$ 67.98

Institutional Class: Net Asset Value, offering price and redemption price per share ($237,883,295 ÷ 3,506,760 shares)	$ 67.84

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 34,561,280
Interest		265
Income from Fidelity Central Funds		299,999
Total income		34,861,544

Expenses
Management fee	$ 7,388,443
Transfer agent fees	3,240,147
Distribution and service plan fees	1,550,109
Accounting and security lending fees	422,444
Custodian fees and expenses	116,156
Independent trustees' compensation	7,316
Registration fees	134,969
Audit	44,861
Legal	4,847
Miscellaneous	16,243
Total expenses before reductions	12,925,535
Expense reductions	(35,683)	12,889,852
Net investment income (loss)		21,971,692
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,316,174
Foreign currency transactions	(125,434)
Total net realized gain (loss)		37,190,740
Change in net unrealized appreciation (depreciation) on: Investment securities	108,090,796
Assets and liabilities in foreign currencies	2,058
Total change in net unrealized appreciation (depreciation)		108,092,854
Net gain (loss)		145,283,594
Net increase (decrease) in net assets resulting from operations		$ 167,255,286

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,971,692	$ 17,630,422
Net realized gain (loss)	37,190,740	34,351,921
Change in net unrealized appreciation (depreciation)	108,092,854	298,589,963
Net increase (decrease) in net assets resulting from operations	167,255,286	350,572,306
Distributions to shareholders from net investment income	(18,562,633)	(15,962,478)
Distributions to shareholders from net realized gain	(13,301,800)	-
Total distributions	(31,864,433)	(15,962,478)
Share transactions - net increase (decrease)	3,732,087	33,089,434
Redemption fees	35,627	34,831
Total increase (decrease) in net assets	139,158,567	367,734,093

Net Assets
Beginning of period	1,269,567,275	901,833,182
End of period (including undistributed net investment income of $3,223,201 and undistributed net investment income of $1,438,918, respectively)	$ 1,408,725,842	$ 1,269,567,275

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 61.06	$ 43.94	$ 63.13	$ 58.16	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.98	.84	.67	.53	(.01)
Net realized and unrealized gain (loss)	7.10	17.02	(19.19)	7.29	1.28
Total from investment operations	8.08	17.86	(18.52)	7.82	1.27
Distributions from net investment income	(.83)	(.74)	(.66)	(.42)	-
Distributions from net realized gain	(.66)	-	(.02)	(2.44)	-
Total distributions	(1.49)	(.74)	(.68) L	(2.86)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.65	$ 61.06	$ 43.94	$ 63.13	$ 58.16
Total Return B, C, D	13.27%	40.66%	(29.43)%	13.38%	2.23%
Ratios to Average Net Assets F, I
Expenses before reductions	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of fee waivers, if any	1.11%	1.13%	1.19%	1.19%	1.29% A
Expenses net of all reductions	1.11%	1.13%	1.18%	1.19%	1.28% A
Net investment income (loss)	1.53%	1.51%	1.27%	.83%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 160,526	$ 162,370	$ 121,193	$ 23,796	$ 986
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.68 per share is comprised of distributions from net investment income of $.655 and distributions from net realized gain of $.024 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.77	$ 43.75	$ 62.93	$ 58.06	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.79	.66	.53	.36	(.01)
Net realized and unrealized gain (loss)	7.05	16.95	(19.12)	7.29	1.18
Total from investment operations	7.84	17.61	(18.59)	7.65	1.17
Distributions from net investment income	(.65)	(.59)	(.60)	(.35)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.31)	(.59)	(.60) L	(2.79)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 67.30	$ 60.77	$ 43.75	$ 62.93	$ 58.06
Total Return B, C, D	12.93%	40.24%	(29.61)%	13.11%	2.06%
Ratios to Average Net Assets F, I
Expenses before reductions	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of fee waivers, if any	1.40%	1.44%	1.46%	1.46%	1.61% A
Expenses net of all reductions	1.40%	1.44%	1.46%	1.46%	1.60% A
Net investment income (loss)	1.24%	1.21%	.99%	.56%	(.11)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 31,496	$ 29,662	$ 22,624	$ 6,298	$ 529
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.60 per share is comprised of distributions from net investment income of $.599 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.37	$ 43.53	$ 62.69	$ 58.00	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.46	.37	.26	.04	(.07)
Net realized and unrealized gain (loss)	6.98	16.82	(19.01)	7.27	1.18
Total from investment operations	7.44	17.19	(18.75)	7.31	1.11
Distributions from net investment income	(.32)	(.35)	(.42)	(.19)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(.98)	(.35)	(.42) L	(2.63)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.83	$ 60.37	$ 43.53	$ 62.69	$ 58.00
Total Return B, C, D	12.35%	39.48%	(29.96)%	12.53%	1.95%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of fee waivers, if any	1.91%	1.97%	1.96%	1.96%	2.09% A
Expenses net of all reductions	1.91%	1.97%	1.96%	1.96%	2.09% A
Net investment income (loss)	.73%	.68%	.50%	.06%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,033	$ 21,099	$ 14,929	$ 4,884	$ 226
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.42 per share is comprised of distributions from net investment income of $.418 and distributions from net realized gain of $.000 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 60.29	$ 43.46	$ 62.61	$ 57.99	$ 56.89
Income from Investment Operations
Net investment income (loss) E	.49	.41	.28	.06	(.08)
Net realized and unrealized gain (loss)	7.00	16.80	(19.00)	7.28	1.18
Total from investment operations	7.49	17.21	(18.72)	7.34	1.10
Distributions from net investment income	(.41)	(.38)	(.44)	(.29)	-
Distributions from net realized gain	(.66)	-	-	(2.44)	-
Total distributions	(1.07)	(.38)	(.44) L	(2.73)	-
Redemption fees added to paid in capital E	- K	- K	.01	.01	- K
Net asset value, end of period	$ 66.71	$ 60.29	$ 43.46	$ 62.61	$ 57.99
Total Return B, C, D	12.44%	39.59%	(29.94)%	12.58%	1.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of fee waivers, if any	1.86%	1.90%	1.93%	1.93%	2.14% A
Expenses net of all reductions	1.85%	1.89%	1.93%	1.92%	2.14% A
Net investment income (loss)	.79%	.75%	.52%	.09%	(.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,239	$ 73,829	$ 54,902	$ 19,791	$ 178
Portfolio turnover rate G	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.44 per share is comprised of distributions from net investment income of $.443 and distributions from net realized gain of $.000 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Consumer Staples

Years ended February 28,	2011	2010	2009	2008 F	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 61.34	$ 44.14	$ 63.25	$ 58.13	$ 52.18
Income from Investment Operations
Net investment income (loss) B	1.14	.96	.88	.71	.56
Net realized and unrealized gain (loss)	7.14	17.11	(19.31)	7.30	8.88
Total from investment operations	8.28	18.07	(18.43)	8.01	9.44
Distributions from net investment income	(.98)	(.87)	(.67)	(.46)	(.32)
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	(3.18)
Total distributions	(1.64)	(.87)	(.69) H	(2.90)	(3.50)
Redemption fees added to paid in capital B	- G	- G	.01	.01	.01
Net asset value, end of period	$ 67.98	$ 61.34	$ 44.14	$ 63.25	$ 58.13
Total Return A	13.55%	40.96%	(29.23)%	13.72%	18.43%
Ratios to Average Net Assets C, E
Expenses before reductions	.86%	.92%	.91%	.91%	1.01%
Expenses net of fee waivers, if any	.86%	.92%	.91%	.90%	.99%
Expenses net of all reductions	.86%	.91%	.90%	.90%	.98%
Net investment income (loss)	1.78%	1.73%	1.55%	1.12%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 877,548	$ 946,455	$ 657,263	$ 655,224	$ 374,930
Portfolio turnover rate D	57%	69%	70%	71%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the year ended February 29. G Amount represents less than $.01 per share. H Total distributions of $.69 per share is comprised of distributions from net investment income of $.668 and distributions from net realized gain of $.025 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 61.26	$ 44.07	$ 63.22	$ 58.12	$ 56.89
Income from Investment Operations
Net investment income (loss) D	1.15	.98	.82	.74	.07
Net realized and unrealized gain (loss)	7.13	17.09	(19.23)	7.30	1.16
Total from investment operations	8.28	18.07	(18.41)	8.04	1.23
Distributions from net investment income	(1.04)	(.88)	(.73)	(.51)	-
Distributions from net realized gain	(.66)	-	(.03)	(2.44)	-
Total distributions	(1.70)	(.88)	(.75) K	(2.95)	-
Redemption fees added to paid in capital D	- J	- J	.01	.01	- J
Net asset value, end of period	$ 67.84	$ 61.26	$ 44.07	$ 63.22	$ 58.12
Total Return B, C	13.57%	41.03%	(29.22)%	13.77%	2.16%
Ratios to Average Net Assets E, H
Expenses before reductions	.87%	.86%	.91%	.85%	1.00% A
Expenses net of fee waivers, if any	.87%	.86%	.91%	.85%	1.00% A
Expenses net of all reductions	.87%	.86%	.91%	.84%	1.00% A
Net investment income (loss)	1.77%	1.78%	1.54%	1.17%	.57% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 237,883	$ 36,152	$ 30,922	$ 10,384	$ 132
Portfolio turnover rate F	57%	69%	70%	71%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.75 per share is comprised of distributions from net investment income of $.726 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Consumer Staples Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Consumer Staples and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 202,227,481
Gross unrealized depreciation	(10,292,278)
Net unrealized appreciation (depreciation) on securities and other investments	$ 191,935,203
Tax Cost	$ 1,223,916,973

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,273,198
Undistributed long-term capital gain	$ 9,389,077
Net unrealized appreciation (depreciation)	$ 191,937,229

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 20,981,143	$ 15,962,478
Long-term Capital Gains	10,883,290	-
Total	$ 31,864,433	$ 15,962,478

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $758,599,862 and $731,559,150, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 397,107	$ 750
Class T	.25%	.25%	151,642	730
Class B	.75%	.25%	206,719	155,566
Class C	.75%	.25%	794,641	171,222
			$ 1,550,109	$ 328,268

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 74,644
Class T	11,773
Class B*	44,031
Class C*	9,882
$ 140,330

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 384,629.24
Class T	85,440.28
Class B	61,736.30
Class C	189,687.24
Consumer Staples	2,187,260.24
Institutional Class	331,395.26
	$ 3,240,147

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,374 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,935 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $242,084, including $4,962 from securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,625 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $58.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 2,005,855	$ 2,068,687
Class T	304,100	279,551
Class B	100,155	121,683
Class C	513,058	461,837
Consumer Staples	13,026,528	12,515,444
Institutional Class	2,612,937	515,276
Total	$ 18,562,633	$ 15,962,478
From net realized gain
Class A	$ 1,585,279	$ -
Class T	307,782	-
Class B	204,642	-
Class C	836,095	-
Consumer Staples	8,597,123	-
Institutional Class	1,770,879	-
Total	$ 13,301,800	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	610,485	1,132,943	$ 39,028,355	$ 59,482,737
Reinvestment of distributions	47,297	31,495	3,150,891	1,903,559
Shares redeemed	(944,038)	(1,263,286)	(60,078,639)	(70,043,896)
Net increase (decrease)	(286,256)	(98,848)	$ (17,899,393)	$ (8,657,600)
Class T
Shares sold	91,776	173,895	$ 5,882,190	$ 9,112,154
Reinvestment of distributions	8,541	4,329	566,923	262,823
Shares redeemed	(120,454)	(207,203)	(7,689,132)	(10,599,980)
Net increase (decrease)	(20,137)	(28,979)	$ (1,240,019)	$ (1,225,003)
Class B
Shares sold	35,654	104,786	$ 2,191,455	$ 5,439,880
Reinvestment of distributions	3,610	1,610	238,429	97,230
Shares redeemed	(89,029)	(99,879)	(5,598,851)	(5,370,134)
Net increase (decrease)	(49,765)	6,517	$ (3,168,967)	$ 166,976
Class C
Shares sold	340,893	378,183	$ 21,482,594	$ 19,816,576
Reinvestment of distributions	14,479	5,180	954,487	312,378
Shares redeemed	(362,057)	(422,141)	(23,068,564)	(22,614,834)
Net increase (decrease)	(6,685)	(38,778)	$ (631,483)	$ (2,485,880)
Consumer Staples
Shares sold	4,055,609	6,969,074	$ 260,108,965	$ 390,940,582
Reinvestment of distributions	309,170	198,030	20,671,323	11,983,104
Shares redeemed	(6,885,851)	(6,628,713)	(436,510,553)	(351,735,799)
Net increase (decrease)	(2,521,072)	538,391	$ (155,730,265)	$ 51,187,887
Institutional Class
Shares sold	3,382,703	333,805	$ 212,714,327	$ 17,656,120
Reinvestment of distributions	58,392	4,184	3,904,787	251,491
Shares redeemed	(524,454)	(449,527)	(34,216,900)	(23,804,557)
Net increase (decrease)	2,916,641	(111,538)	$ 182,402,214	$ (5,896,946)

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Gold Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	37.45%	15.83%	22.38%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Gold Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Gold Fund - Institutional Class on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Gold Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from S. Joseph Wickwire II, Portfolio Manager of Fidelity Advisor® Gold Fund: For the 12 months ending February 28, 2011, the fund's Institutional Class shares returned 37.45%, compared with the 36.78% gain of the S&P® Global BMI Gold Capped Index and the lower return of the broadly based S&P 500® Index. Our ability to diversify outside the gold space of the industry benchmark and into silver equities was the single largest contributor to relative performance, with Silver Wheaton's 175% return leading the way. Additional contributions came from our positions in gold companies that were acquired at premium prices during a period of heightened merger-and-acquisition activity. Names in this category included Lihir Gold, Fronteer Gold, Andean Resources and Red Back Mining. The next significant contribution came from underweightings in some underperforming gold companies, such as Newmont Mining, Goldcorp, Polyus Gold and Gammon Gold. However, toward the end of 2010, believing that the reasons for Goldcorp's underperformance were about to go away, we overweighted this stock. The last major contributor was our overweightings in some of the top-performing gold producers, Newcrest Mining and Eldorado Gold, and our out-of-benchmark investments in development and exploration names such as Avion Gold and Canaco Resources. Additionally, dollar weakness in relation to our foreign holdings buoyed performance. On the other hand, the largest detractors from relative performance were our underweightings in outperforming emerging-markets and exploration gold names such as SEMAFO, Gabriel Resources, Nevsun Resources and NovaGold Resources. These companies delivered strong performance, but our assessment of risk and reward suggested they did not warrant larger weightings in the fund. Another area of relative underperformance was our gold bullion position, which delivered an approximate 26% return but lagged the returns of gold equities, which tend to outperform bullion in a rising gold price environment. We continued to hold a minor position in bullion because its beta, liquidity and utility in equitizing cash are extremely helpful in portfolio allocation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Gold Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,125.70	$ 6.01
HypotheticalA		$ 1,000.00	$ 1,019.14	$ 5.71
Class T	1.42%
Actual		$ 1,000.00	$ 1,124.00	$ 7.48
HypotheticalA		$ 1,000.00	$ 1,017.75	$ 7.10
Class B	1.91%
Actual		$ 1,000.00	$ 1,121.40	$ 10.05
HypotheticalA		$ 1,000.00	$ 1,015.32	$ 9.54
Class C	1.86%
Actual		$ 1,000.00	$ 1,121.50	$ 9.78
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30
Gold	.88%
Actual		$ 1,000.00	$ 1,127.00	$ 4.64
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41
Institutional Class	.83%
Actual		$ 1,000.00	$ 1,127.50	$ 4.38
HypotheticalA		$ 1,000.00	$ 1,020.68	$ 4.16

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Gold Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Goldcorp, Inc.	12.2	10.0
Barrick Gold Corp.	11.5	10.1
Newcrest Mining Ltd.	9.6	10.0
AngloGold Ashanti Ltd. sponsored ADR	6.8	6.3
Kinross Gold Corp.	5.9	4.2
Newmont Mining Corp.	5.0	8.1
Agnico-Eagle Mines Ltd. (Canada)	3.8	5.3
Yamana Gold, Inc.	3.5	2.7
Eldorado Gold Corp.	3.2	3.9
Randgold Resources Ltd. sponsored ADR	3.2	4.6
	64.7
Top Industries (% of fund's net assets)
As of February 28, 2011
Gold	95.8%
Precious Metals & Minerals	2.6%
Diversified Metals & Mining	0.4%
Steel	0.1%
Construction & Engineering	0.1%
All Others*	1.0%

As of August 31, 2010
Gold	96.5%
Precious Metals & Minerals	2.2%
Coal & Consumable Fuels	0.6%
Construction & Farm Machinery & Heavy Trucks	0.2%
Diversified Metals & Mining	0.1%
All Others*	0.4%

* Includes short-term investments and net other assets.

Annual Report

Gold Portfolio

Consolidated Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
Australia - 12.6%
METALS & MINING - 12.6%
Diversified Metals & Mining - 0.1%
Mineral Deposits Ltd. Australia (a)	637,390	$ 3,860,725
Sandfire Resources NL (a)	314,167	2,341,230
		6,201,955
Gold - 12.5%
Catalpa Resources Ltd. (a)(d)	1,443,833	2,286,806
Centamin Egypt Ltd. (United Kingdom) (a)	5,326,900	10,262,977
CGA Mining Ltd.:
(Australia) (a)	18,920	60,408
(Canada) (a)	110,000	346,564
Intrepid Mines Ltd.:
(Australia) (a)(d)	8,769,767	19,144,065
(Canada) (a)	320,000	682,008
Kingsgate Consolidated NL	3,375,767	32,517,776
Kula Gold Ltd.	26,245	41,629
Medusa Mining Ltd.	3,127,885	22,570,596
Newcrest Mining Ltd.	11,682,094	451,560,440
Perseus Mining Ltd.:
(Australia) (a)	4,884,308	14,714,500
(Canada) (a)	1,300,000	3,961,905
Resolute Mining Ltd. (a)(d)	3,986,661	5,358,385
St Barbara Ltd. (a)	5,729,676	11,765,708
Troy Resources NL (a)(e)	2,300,000	8,619,820
		583,893,587
TOTAL METALS & MINING		590,095,542
Bailiwick of Jersey - 3.2%
METALS & MINING - 3.2%
Gold - 3.2%
Randgold Resources Ltd. sponsored ADR (d)	1,818,167	147,180,619
Bermuda - 0.0%
METALS & MINING - 0.0%
Gold - 0.0%
Continental Gold Ltd. (a)	75,100	742,301
Precious Metals & Minerals - 0.0%
Aquarius Platinum Ltd. (United Kingdom)	161,752	1,060,353
TOTAL METALS & MINING		1,802,654
Canada - 60.1%
METALS & MINING - 60.1%
Diversified Metals & Mining - 0.2%
Clifton Star Resources, Inc. (a)	25,000	117,632
East Asia Minerals Corp. (a)	5,000	29,241
Galway Resources Ltd. (a)	15,000	19,923
Kimber Resources, Inc. (a)	16,100	22,544
Kimber Resources, Inc. (a)(e)	5,832,000	8,166,301
Sabina Gold & Silver Corp. (a)	200,000	1,361,133

	Shares	Value
Southern Arc Minerals, Inc. (a)	30,000	$ 53,745
Valley High Ventures Ltd. (a)	237,500	457,272
		10,227,791
Gold - 57.8%
Agnico-Eagle Mines Ltd. (Canada)	2,554,400	179,629,879
Alacer Gold Corp. (a)	2,409,063	23,166,691
Alamos Gold, Inc.	2,213,800	37,882,477
Argonaut Gold, Inc. (a)(d)	619,800	3,171,589
Aurizon Mines Ltd. (a)	2,664,600	19,012,281
Avion Gold Corp. (a)	5,020,000	8,631,557
B2Gold Corp. (a)	3,627,400	9,448,980
Barrick Gold Corp. (d)	10,177,319	537,341,487
Brigus Gold Corp. (a)	10,000	16,268
Canaco Resources, Inc. (a)	1,065,000	6,305,019
Canaco Resources, Inc. (a)(e)(f)	561,600	3,324,788
Centerra Gold, Inc.	2,166,400	41,666,257
China Gold International Resources Corp. Ltd. (a)	40,000	219,923
Colossus Minerals, Inc. (a)	961,100	8,252,843
Corvus Gold, Inc. (a)	138,350	103,985
Detour Gold Corp. (a)	543,000	17,677,900
Detour Gold Corp. (a)(e)	785,900	25,585,748
Eldorado Gold Corp. (d)	8,747,013	149,048,201
European Goldfields Ltd. (a)	2,004,600	25,964,343
Exeter Resource Corp. (a)	238,000	1,274,234
Extorre Gold Mines Ltd. (a)	453,000	2,374,023
Franco-Nevada Corp. (d)	1,943,400	66,150,635
Fronteer Gold, Inc. (a)	365,000	5,392,793
Gabriel Resources Ltd. (a)	310,000	2,572,561
Gammon Gold, Inc. (a)	2,362,500	20,943,243
Goldcorp, Inc.	11,936,900	570,390,248
Golden Star Resources Ltd. (a)(d)	3,055,769	9,658,904
Gran Colombia Gold Corp. (a)(d)	1,560,000	3,083,861
Great Basin Gold Ltd. (a)(d)	5,937,900	15,650,990
Greystar Resources Ltd. (a)	1,329,200	5,200,474
Guyana Goldfields, Inc. (a)	1,203,000	11,358,054
Guyana Goldfields, Inc. (a)(e)	155,000	1,463,423
IAMGOLD Corp.	6,277,000	133,069,169
International Minerals Corp.:
(Canada) (a)	152,100	1,168,253
(Switzerland) (a)	15,000	116,422
International Tower Hill Mines Ltd. (a)	341,700	3,187,441
Jaguar Mining, Inc. (a)(d)	884,700	4,709,291
Keegan Resources, Inc. (a)	30,000	229,189
Kinross Gold Corp.	17,439,491	276,518,056
Kinross Gold Corp. warrants 9/17/14 (a)	375,441	1,070,756
Kirkland Lake Gold, Inc. (a)	509,500	7,616,927
Lake Shore Gold Corp. (a)	2,380,000	9,875,315
Levon Resources Ltd. (a)	20,000	37,889
Minefinders Corp. Ltd. (a)(d)	918,000	10,671,012
Nevsun Resources Ltd. (a)	650,000	3,654,054
New Gold, Inc. (a)	6,561,800	63,236,497
New Gold, Inc. warrants 4/3/12 (a)(e)	2,928,500	195,987
Common Stocks - continued
	Shares	Value
Canada - continued
METALS & MINING - CONTINUED
Gold - continued
Northgate Minerals Corp. (a)	4,089,900	$ 11,664,374
Novagold Resources, Inc. (a)(d)	1,898,200	25,993,369
OceanaGold Corp. (a)	30,000	80,927
Osisko Mining Corp. (a)	1,932,000	26,655,135
Osisko Mining Corp. (a)(e)	3,000,000	41,389,961
Premier Gold Mines Ltd. (a)	1,101,800	7,725,362
Primero Mining Corp. (a)	492,800	2,004,180
Queenston Mining, Inc. (a)	45,000	273,359
Rainy River Resources Ltd. (a)	160,000	2,100,386
Romarco Minerals, Inc. (a)	1,840,000	4,470,939
Rubicon Minerals Corp. (a)	1,946,352	9,859,513
San Gold Corp. (a)	2,357,400	6,941,739
Seabridge Gold, Inc. (a)	636,105	21,214,103
SEMAFO, Inc. (a)	4,606,100	48,278,093
Teranga Gold Corp. CDI unit	1,678,197	4,585,373
Timmins Gold Corp. (a)	10,000	24,505
Torex Gold Resources, Inc. (a)(d)	330,000	710,116
Yamana Gold, Inc.	12,767,400	162,344,803
		2,703,636,154
Precious Metals & Minerals - 2.1%
ATAC Resources Ltd. (a)	37,200	279,215
Dalradian Resources, Inc. (a)	15,000	35,521
First Majestic Silver Corp. (a)	10,000	152,999
Fortuna Mines, Inc. (a)	40,000	203,861
Orko Silver Corp. (a)	346,000	840,731
Pan American Silver Corp.	949,187	37,113,217
Pan American Silver Corp. warrants 12/7/14 (a)	232,460	3,394,480
Silver Standard Resources, Inc. (a)	1,061,800	28,817,258
Silver Wheaton Corp. (a)	640,200	27,222,919
Tahoe Resources, Inc.	1,000	16,329
		98,076,530
TOTAL METALS & MINING		2,811,940,475
Cayman Islands - 0.1%
METALS & MINING - 0.1%
Gold - 0.1%
Real Gold Mining Ltd. (a)(d)	2,925,000	4,416,795
China - 1.9%
METALS & MINING - 1.9%
Gold - 1.9%
Zhaojin Mining Industry Co. Ltd. (H Shares)	8,187,950	34,799,839
Zijin Mining Group Co. Ltd. (H Shares)	64,542,000	52,956,264
		87,756,103

	Shares	Value
Luxembourg - 0.1%
METALS & MINING - 0.1%
Steel - 0.1%
Ternium SA sponsored ADR	144,300	$ 5,200,572
Peru - 0.5%
METALS & MINING - 0.5%
Precious Metals & Minerals - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	463,900	21,650,213
Russia - 0.5%
METALS & MINING - 0.5%
Gold - 0.5%
Polyus Gold OJSC sponsored ADR	697,566	23,821,879
Precious Metals & Minerals - 0.0%
Polymetal JSC GDR (Reg. S) (a)	73,300	1,383,171
TOTAL METALS & MINING		25,205,050
South Africa - 11.2%
METALS & MINING - 11.2%
Gold - 11.2%
AngloGold Ashanti Ltd. sponsored ADR (d)	6,507,952	317,848,376
Gold Fields Ltd.	55,000	985,196
Gold Fields Ltd. sponsored ADR	7,581,026	135,776,176
Harmony Gold Mining Co. Ltd.	1,484,000	17,391,539
Harmony Gold Mining Co. Ltd. sponsored ADR (d)	4,491,800	52,913,404
		524,914,691
Precious Metals & Minerals - 0.0%
Anglo Platinum Ltd.	5,000	486,176
TOTAL METALS & MINING		525,400,867
Switzerland - 0.1%
CONSTRUCTION & ENGINEERING - 0.1%
Construction & Engineering - 0.1%
Foster Wheeler AG (a)	132,618	4,795,467
United Kingdom - 1.0%
METALS & MINING - 1.0%
Gold - 1.0%
Petropavlovsk PLC	2,770,929	48,835,446
United States of America - 7.2%
METALS & MINING - 7.2%
Diversified Metals & Mining - 0.1%
Walter Energy, Inc.	40,000	4,840,400
Gold - 7.1%
Allied Nevada Gold Corp. (a)	1,337,800	40,588,852
Allied Nevada Gold Corp. (Canada) (a)	20,000	608,288
Newmont Mining Corp.	4,221,850	233,341,650
Common Stocks - continued
	Shares	Value
United States of America - continued
METALS & MINING - CONTINUED
Gold - continued
Royal Gold, Inc.	940,413	$ 46,663,293
US Gold Corp. (a)(d)	1,310,100	9,511,326
		330,713,409
Precious Metals & Minerals - 0.0%
Coeur d'Alene Mines Corp. (a)	30,000	945,300
Paramount Gold & Silver Corp. (a)(d)	10,000	39,900
		985,200
TOTAL METALS & MINING		336,539,009
TOTAL COMMON STOCKS (Cost $3,248,618,022)		4,610,818,812
Commodities - 0.5%
	Troy Ounces
Gold Bullion (a) (Cost $14,601,400)	18,500	26,116,450
Money Market Funds - 13.4%

Fidelity Cash Central Fund, 0.19% (b)	40,583,120	40,583,120
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	586,930,925	586,930,925
TOTAL MONEY MARKET FUNDS (Cost $627,514,045)		627,514,045
TOTAL INVESTMENT PORTFOLIO - 112.4% (Cost $3,890,733,467)		5,264,449,307
NET OTHER ASSETS (LIABILITIES) - (12.4)%		(582,662,256)
NET ASSETS - 100%		$ 4,681,787,051
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $88,746,028 or 1.9% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 91,930
Fidelity Securities Lending Cash Central Fund	678,947
Total	$ 770,877
Consolidated Subsidiary
	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Select Gold Cayman Ltd.	$ 207,130,454	$ 24,953,280	$ 237,367,750	$ -	$ 26,107,166
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments:
Common Stocks	$ 4,610,818,812	$ 4,018,239,956	$ 592,578,856	$ -
Commodities	26,116,450	26,116,450	-	-
Money Market Funds	627,514,045	627,514,045	-	-
Total Investments:	$ 5,264,449,307	$ 4,671,870,451	$ 592,578,856	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $569,079,718) - See accompanying schedule: Unaffiliated issuers (cost $3,248,618,022)	$ 4,610,818,812
Fidelity Central Funds (cost $627,514,045)	627,514,045
Commodities (cost $14,601,400)	26,116,450
Total Investments (cost $3,890,733,467)		$ 5,264,449,307
Cash		3,427
Receivable for investments sold		16,094,242
Receivable for fund shares sold		11,759,060
Dividends receivable		1,436,278
Distributions receivable from Fidelity Central Funds		63,869
Prepaid expenses		7,789
Other receivables		31,365
Total assets		5,293,845,337

Liabilities
Payable for investments purchased Regular delivery	$ 9,682,395
Delayed delivery	3,122,409
Payable for fund shares redeemed	8,771,625
Accrued management fee	2,088,782
Distribution and service plan fees payable	127,723
Other affiliated payables	1,143,284
Other payables and accrued expenses	191,143
Collateral on securities loaned, at value	586,930,925
Total liabilities		612,058,286

Net Assets		$ 4,681,787,051
Net Assets consist of:
Paid in capital		$ 3,463,306,434
Accumulated net investment loss		(1,236)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(155,217,968)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,373,699,821
Net Assets		$ 4,681,787,051

Consolidated Statement of Assets and Liabilities -
continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($149,177,688 ÷ 2,929,603 shares)	$ 50.92

Maximum offering price per share (100/94.25 of $50.92)	$ 54.03
Class T: Net Asset Value and redemption price per share ($45,846,153 ÷ 904,570 shares)	$ 50.68

Maximum offering price per share (100/96.50 of $50.68)	$ 52.52
Class B: Net Asset Value and offering price per share ($26,836,917 ÷ 536,534 shares)A	$ 50.02

Class C: Net Asset Value and offering price per share ($72,431,214 ÷ 1,454,074 shares)A	$ 49.81

Gold: Net Asset Value, offering price and redemption price per share ($4,250,248,712 ÷ 82,626,602 shares)	$ 51.44

Institutional Class: Net Asset Value, offering price and redemption price per share ($137,246,367 ÷ 2,674,462 shares)	$ 51.32

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Gold Portfolio
Financial Statements - continued

Consolidated Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 20,259,733
Interest		215
Income from Fidelity Central Funds		770,877
Total income		21,030,825

Expenses
Management fee	$ 23,221,155
Transfer agent fees	11,208,569
Distribution and service plan fees	1,316,746
Accounting and security lending fees	1,537,791
Custodian fees and expenses	482,729
Independent trustees' compensation	22,282
Registration fees	324,310
Audit	69,408
Legal	13,259
Interest	934
Miscellaneous	44,541
Total expenses before reductions	38,241,724
Expense reductions	(843,975)	37,397,749
Net investment income (loss)		(16,366,924)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments:
Unaffiliated issuers	335,695,287
Commodities	65,240,750
Foreign currency transactions	639,132
Total net realized gain (loss)		401,575,169
Change in net unrealized appreciation (depreciation) on: Investments	839,874,132
Assets and liabilities in foreign currencies	(9,727)
Commodities	(33,347,000)
Total change in net unrealized appreciation (depreciation)		806,517,405
Net gain (loss)		1,208,092,574
Net increase (decrease) in net assets resulting from operations		$ 1,191,725,650

Consolidated Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (16,366,924)	$ (11,767,758)
Net realized gain (loss)	401,575,169	141,739,537
Change in net unrealized appreciation (depreciation)	806,517,405	582,559,218
Net increase (decrease) in net assets resulting from operations	1,191,725,650	712,530,997
Distributions to shareholders from net realized gain	(403,524,767)	(56,010,412)
Share transactions - net increase (decrease)	849,828,502	418,234,847
Redemption fees	423,645	514,829
Total increase (decrease) in net assets	1,638,453,030	1,075,270,261

Net Assets
Beginning of period	3,043,334,021	1,968,063,760
End of period (including accumulated net investment loss of $1,236 and accumulated net investment loss of $919, respectively)	$ 4,681,787,051	$ 3,043,334,021

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.50	$ 30.45	$ 46.19	$ 36.53	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.30)	(.25)	(.15)	(.15)	(.01)
Net realized and unrealized gain (loss)	15.28	11.00	(15.44)	15.00	(.07)
Total from investment operations	14.98	10.75	(15.59)	14.85	(.08)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.57)	(.71)	(.17)	(5.01)	-
Total distributions	(4.57)	(.71)	(.17)	(5.20)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.92	$ 40.50	$ 30.45	$ 46.19	$ 36.53
Total Return B, C, D	36.99%	35.19%	(33.81)%	44.59%	(.19)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.16%	1.21%	1.21%	1.17%	1.13% A
Expenses net of fee waivers, if any	1.15%	1.19%	1.19%	1.17%	1.13% A
Expenses net of all reductions	1.14%	1.17%	1.15%	1.13%	1.10% A
Net investment income (loss)	(.63)%	(.63)%	(.45)%	(.37)%	(.18)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 149,178	$ 82,413	$ 39,144	$ 26,620	$ 1,857
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

Consolidated Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 40.34	$ 30.36	$ 46.17	$ 36.49	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.43)	(.36)	(.24)	(.25)	(.03)
Net realized and unrealized gain (loss)	15.21	10.96	(15.42)	15.05	(.09)
Total from investment operations	14.78	10.60	(15.66)	14.80	(.12)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.45)	(.63)	(.17)	(4.97)	-
Total distributions	(4.45)	(.63)	(.17)	(5.13)	-
Redemption fees added to paid in capital E	.01	.01	.02	.01	.01
Net asset value, end of period	$ 50.68	$ 40.34	$ 30.36	$ 46.17	$ 36.49
Total Return B, C, D	36.62%	34.79%	(33.98)%	44.45%	(.30)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.51%	1.47%	1.43%	1.46% A
Expenses net of fee waivers, if any	1.42%	1.49%	1.45%	1.43%	1.46% A
Expenses net of all reductions	1.42%	1.47%	1.41%	1.39%	1.43% A
Net investment income (loss)	(.90)%	(.93)%	(.71)%	(.63)%	(.40)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,846	$ 26,256	$ 15,284	$ 11,334	$ 1,093
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.87	$ 30.08	$ 45.97	$ 36.46	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.66)	(.55)	(.40)	(.45)	(.07)
Net realized and unrealized gain (loss)	15.02	10.84	(15.34)	14.95	(.08)
Total from investment operations	14.36	10.29	(15.74)	14.50	(.15)
Distributions from net investment income	-	-	-	(.16)	-
Distributions from net realized gain	(4.21)	(.51)	(.17)	(4.84)	-
Total distributions	(4.21)	(.51)	(.17)	(5.00)	-
Redemption fees added to paid in capital E	- K	.01	.02	.01	.01
Net asset value, end of period	$ 50.02	$ 39.87	$ 30.08	$ 45.97	$ 36.46
Total Return B, C, D	35.97%	34.12%	(34.30)%	43.53%	(.38)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	2.00%	1.97%	1.93%	1.96% A
Expenses net of fee waivers, if any	1.92%	1.98%	1.95%	1.93%	1.96% A
Expenses net of all reductions	1.91%	1.96%	1.89%	1.90%	1.93% A
Net investment income (loss)	(1.39)%	(1.42)%	(1.20)%	(1.14)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,837	$ 18,340	$ 8,421	$ 6,869	$ 902
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

Consolidated Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 39.75	$ 30.00	$ 45.85	$ 36.44	$ 36.60
Income from Investment Operations
Net investment income (loss) E	(.64)	(.53)	(.39)	(.45)	(.07)
Net realized and unrealized gain (loss)	14.98	10.80	(15.30)	14.91	(.10)
Total from investment operations	14.34	10.27	(15.69)	14.46	(.17)
Distributions from net investment income	-	-	-	(.17)	-
Distributions from net realized gain	(4.28)	(.53)	(.17)	(4.89)	-
Total distributions	(4.28)	(.53)	(.17)	(5.06)	-
Redemption fees added to paid in capital E	- K	.01	.01	.01	.01
Net asset value, end of period	$ 49.81	$ 39.75	$ 30.00	$ 45.85	$ 36.44
Total Return B, C, D	36.01%	34.15%	(34.30)%	43.49%	(.44)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.89%	1.97%	1.97%	1.92%	2.02% A
Expenses net of fee waivers, if any	1.88%	1.95%	1.95%	1.92%	2.02% A
Expenses net of all reductions	1.87%	1.93%	1.89%	1.89%	1.99% A
Net investment income (loss)	(1.35)%	(1.39)%	(1.20)%	(1.12)%	(1.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 72,431	$ 38,624	$ 17,544	$ 10,835	$ 437
Portfolio turnover rate G	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. JFor the year ended February 29. KAmount represents less than $.01.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Consolidated Financial Highlights - Gold

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 40.85	$ 30.67	$ 46.37	$ 36.54	$ 35.91
Income from Investment Operations
Net investment income (loss) C	(.18)	(.16)	(.04)	(.02)	.22 F
Net realized and unrealized gain (loss)	15.43	11.10	(15.51)	15.05	5.49
Total from investment operations	15.25	10.94	(15.55)	15.03	5.71
Distributions from net investment income	-	-	-	(.18)	(.02)
Distributions from net realized gain	(4.67)	(.77)	(.17)	(5.03)	(5.10)
Total distributions	(4.67)	(.77)	(.17)	(5.21)	(5.12)
Redemption fees added to paid in capital C	.01	.01	.02	.01	.04
Net asset value, end of period	$ 51.44	$ 40.85	$ 30.67	$ 46.37	$ 36.54
Total Return A, B	37.35%	35.52%	(33.59)%	45.10%	16.19%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.98%	.89%	.85%	.90%
Expenses net of fee waivers, if any	.90%	.96%	.87%	.85%	.90%
Expenses net of all reductions	.89%	.94%	.86%	.81%	.87%
Net investment income (loss)	(.37)%	(.40)%	(.13)%	(.05)%	.62% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,250,249	$ 2,839,664	$ 1,881,600	$ 2,381,114	$ 1,473,400
Portfolio turnover rate E	35%	46%	42%	55%	85%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HFor the year ended February 29.

Consolidated Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 40.77	$ 30.65	$ 46.34	$ 36.54	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.15)	(.15)	(.05)	(.01)	.01
Net realized and unrealized gain (loss)	15.41	11.08	(15.49)	15.03	(.08)
Total from investment operations	15.26	10.93	(15.54)	15.02	(.07)
Distributions from net investment income	-	-	-	(.19)	-
Distributions from net realized gain	(4.72)	(.82)	(.17)	(5.04)	-
Total distributions	(4.72)	(.82)	(.17)	(5.23)	-
Redemption fees added to paid in capital D	.01	.01	.02	.01	.01
Net asset value, end of period	$ 51.32	$ 40.77	$ 30.65	$ 46.34	$ 36.54
Total Return B, C	37.45%	35.50%	(33.59)%	45.10%	(.16)%
Ratios to Average Net Assets E, H
Expenses before reductions	.85%	.95%	.91%	.83%	.94% A
Expenses net of fee waivers, if any	.84%	.93%	.89%	.83%	.94% A
Expenses net of all reductions	.83%	.91%	.86%	.79%	.91% A
Net investment income (loss)	(.31)%	(.37)%	(.14)%	(.03)%	.12% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 137,246	$ 38,037	$ 6,070	$ 3,174	$ 385
Portfolio turnover rate F	35%	46%	42%	55%	85%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Consolidated Financial Statements

For the period ended February 28, 2011

1. Organization.

Gold Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Gold and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Consolidated Subsidiary.

The Fund invests in certain precious metals through its investment in the Fidelity Select Gold Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of February 28, 2011, the Fund held $26,107,166 in the Subsidiary, representing 0.6% of the Fund's net assets.

3. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Consolidated Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

4. Significant Accounting Policies.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Consolidated Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Annual Report

Notes to Consolidated Financial Statements - continued

4. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in commodities are valued at their last traded price at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying consolidated financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

4. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), controlled foreign corporation, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$ 1,108,022,042
Gross unrealized depreciation	(79,873,929)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,028,148,113
Tax Cost	$ 4,236,301,194

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 158,213,882
Undistributed long-term capital gains	$ 25,688,008
Net unrealized appreciation (depreciation)	$ 1,028,132,094

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 183,285,077	$ 56,010,412
Long-term Capital Gains	220,239,690	-
Total	$ 403,524,767	$ 56,010,412

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

5. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Consolidated Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Consolidated Schedule of Investments.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,874,696,211 and $1,415,831,862, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Annual Report

Notes to Consolidated Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

FMR and its affiliates also provide investment management related services to the Subsidiary. The Subsidiary pays FMR a monthly management fee at the annual rate of .30% of its assets. FMR has agreed to reimburse the Fund's management fee in an amount equal to the management fee of the Subsidiary. For the period, FMR reimbursed the Fund $471,020 and is reflected in Expense reductions on the Consolidated Statement of Operations.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 299,324	$ 12,201
Class T	.25%	.25%	181,474	370
Class B	.75%	.25%	241,245	181,088
Class C	.75%	.25%	594,703	222,899
			$ 1,316,746	$ 416,558

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 141,146
Class T	20,875
Class B*	49,877
Class C*	19,315
$ 231,213
* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 334,693.28
Class T	109,369.30
Class B	70,450.29
Class C	152,333.26
Gold	10,351,630.28
Institutional Class	190,094.22
	$ 11,208,569

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,404 for the period.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,940,400.42%		$ 934

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,493 and is reflected in Miscellaneous expenses on the Consolidated Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Consolidated Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Consolidated Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $678,947. During the period, there were no securities loaned to FCM.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $368,969 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,986.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net realized gain
Class A	$ 11,944,959	$ 1,356,457
Class T	3,497,337	386,094
Class B	2,159,100	226,465
Class C	5,735,528	480,176
Gold	369,777,197	53,033,502
Institutional Class	10,410,646	527,718
Total	$ 403,524,767	$ 56,010,412

Annual Report

Notes to Consolidated Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,813,814	1,548,727	$ 88,297,648	$ 60,979,204
Reinvestment of distributions	211,919	28,941	10,924,421	1,258,667
Shares redeemed	(1,131,112)	(828,099)	(54,494,300)	(32,946,669)
Net increase (decrease)	894,621	749,569	$ 44,727,769	$ 29,291,202
Class T
Shares sold	503,427	410,718	$ 24,561,424	$ 16,022,649
Reinvestment of distributions	65,695	8,602	3,372,922	372,822
Shares redeemed	(315,455)	(271,824)	(15,070,272)	(10,198,558)
Net increase (decrease)	253,667	147,496	$ 12,864,074	$ 6,196,913
Class B
Shares sold	147,555	271,111	$ 6,862,473	$ 10,287,423
Reinvestment of distributions	37,199	4,654	1,885,064	199,620
Shares redeemed	(108,197)	(95,719)	(5,152,463)	(3,721,090)
Net increase (decrease)	76,557	180,046	$ 3,595,074	$ 6,765,953
Class C
Shares sold	736,040	698,249	$ 34,773,958	$ 27,513,842
Reinvestment of distributions	91,950	9,039	4,652,354	386,528
Shares redeemed	(345,478)	(320,512)	(16,458,498)	(12,323,085)
Net increase (decrease)	482,512	386,776	$ 22,967,814	$ 15,577,285
Gold
Shares sold	38,551,839	40,468,485	$ 1,893,619,015	$ 1,581,099,363
Reinvestment of distributions	6,874,054	1,174,296	357,359,018	51,481,173
Shares redeemed	(32,315,161)	(33,470,388)	(1,572,262,287)	(1,303,757,681)
Net increase (decrease)	13,110,732	8,172,393	$ 678,715,746	$ 328,822,855
Institutional Class
Shares sold	2,014,694	933,259	$ 99,860,479	$ 39,237,749
Reinvestment of distributions	184,813	10,089	9,641,424	441,486
Shares redeemed	(457,947)	(208,491)	(22,543,878)	(8,098,596)
Net increase (decrease)	1,741,560	734,857	$ 86,958,025	$ 31,580,639

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Advisor Materials Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	35.73%	12.73%	14.81%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Materials Portfolio, the original class of the fund.

Prior to October 1, 2006, the fund operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Materials Fund - Institutional Class on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Materials Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Tobias Welo, Portfolio Manager of Fidelity Advisor® Materials Fund: For the year, the fund's Institutional Class shares returned 35.73%, topping the S&P 500® and the 33.20% gain of the MSCI® U.S. IM Materials 25/50 Index. The specialty chemicals group had the largest positive impact on performance versus the MSCI index, entirely due to favorable stock selection. Fund performance also was lifted by an out-of-benchmark stake in coal and consumable fuels, as well as by solid picks in a number of other industries. An out-of-benchmark position in Netherlands-based LyondellBasell Industries was the fund's largest relative contributor. The company - a pure play on the industrial chemical ethylene - emerged from bankruptcy in April 2010, and in short order the stock embarked on an impressive rally, more than doubling from where I bought it. Ferro - a maker of coatings and paints to the construction, auto, appliance and electronics markets - also was a noteworthy contributor, returning almost 80% for the fund. I sold the stock to lock in profits. A third contributor in the specialty chemicals category was Innophos Holdings, which makes specialty-grade phosphate products for food, pharmaceutical and industrial markets. The stock surged higher in early February, when the company reported earnings that solidly beat estimates. Elsewhere, purchasing United States Steel during the period's second half was rewarding, and underweighting, and eventually selling, Vulcan Materials, a provider of crushed stone and other construction aggregates, also paid off in view of the stock's muted gain. Conversely, a modest cash position dampened the fund's gain in a strongly rising market. Out-of-index exposures to the construction/engineering and building products groups also held back performance, as did an underweighting in precious metals/minerals. At the stock level, not owning strong-performing steel producer Cliffs Natural Resources worked against the fund. Monsanto also hurt results, as growing competition for the company's popular Roundup® agricultural herbicide and its line of genetically modified seeds led the company to cut prices on some products, which ate into profits. Monsanto was the fund's biggest detractor in absolute terms and its second-largest detractor on a relative basis. Other detractors were Ecolab, which provides cleaning and sanitizing products and related items for hospitality, health care and government customers, and container maker Owens-Illinois, the latter of which I sold.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Materials Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.16%
Actual		$ 1,000.00	$ 1,362.10	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class T	1.44%
Actual		$ 1,000.00	$ 1,360.20	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,017.65	$ 7.20
Class B	1.94%
Actual		$ 1,000.00	$ 1,356.70	$ 11.34
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.92%
Actual		$ 1,000.00	$ 1,356.80	$ 11.22
HypotheticalA		$ 1,000.00	$ 1,015.27	$ 9.59
Materials	.87%
Actual		$ 1,000.00	$ 1,364.10	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,364.20	$ 4.98
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Materials Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Dow Chemical Co.	7.8	8.0
E.I. du Pont de Nemours & Co.	7.5	7.7
Freeport-McMoRan Copper & Gold, Inc.	6.9	5.6
Monsanto Co.	4.5	6.6
Praxair, Inc.	4.4	6.1
Newmont Mining Corp.	3.8	3.3
Air Products & Chemicals, Inc.	3.5	4.0
United States Steel Corp.	2.8	0.0
Alcoa, Inc.	2.1	0.0
The Mosaic Co.	2.1	2.7
	45.4
Top Industries (% of fund's net assets)
As of February 28, 2011
Chemicals	53.4%
Metals & Mining	31.9%
Containers & Packaging	5.7%
Construction Materials	1.2%
Food Products	1.0%
All Others*	6.8%

As of August 31, 2010
Chemicals	57.9%
Metals & Mining	25.8%
Containers & Packaging	7.2%
Construction Materials	2.3%
Paper & Forest Products	1.1%
All Others*	5.7%

* Includes short-term investments and net other assets.

Annual Report

Materials Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value
CHEMICALS - 53.4%
Commodity Chemicals - 2.5%
Arkema SA	65,800	$ 4,807,164
Celanese Corp. Class A	738,693	30,618,825
Grasim Industries Ltd.	48,407	2,527,047
		37,953,036
Diversified Chemicals - 22.6%
Ashland, Inc.	464,683	26,161,653
BASF AG	87,436	7,271,073
Cabot Corp.	527,633	22,825,404
Dow Chemical Co.	3,107,211	115,463,957
E.I. du Pont de Nemours & Co.	2,037,677	111,807,337
FMC Corp.	178,400	13,815,296
Huntsman Corp.	539,333	9,519,227
Lanxess AG	122,493	9,111,274
PPG Industries, Inc.	79,800	7,052,724
Solutia, Inc. (a)	564,936	13,112,165
		336,140,110
Fertilizers & Agricultural Chemicals - 9.0%
CF Industries Holdings, Inc.	145,854	20,606,253
Intrepid Potash, Inc. (a)	39,700	1,532,420
Monsanto Co.	933,933	67,140,443
The Mosaic Co.	357,820	30,718,847
Uralkali JSC GDR (Reg. S)	215,814	8,820,318
Yara International ASA	92,100	4,883,555
		133,701,836
Industrial Gases - 7.9%
Air Products & Chemicals, Inc.	568,557	52,307,244
Praxair, Inc.	659,831	65,574,005
		117,881,249
Specialty Chemicals - 11.4%
Albemarle Corp.	187,835	10,811,783
Ecolab, Inc.	513,770	24,989,773
Innophos Holdings, Inc.	545,936	23,382,439
Kraton Performance Polymers, Inc. (a)	355,100	12,179,930
LyondellBasell Industries NV Class A (a)	376,752	14,346,716
OMNOVA Solutions, Inc. (a)	468,541	3,298,529
PolyOne Corp. (a)	248,260	3,445,849
Rockwood Holdings, Inc. (a)	321,032	14,944,040
Sherwin-Williams Co.	329,437	27,053,366
Symrise AG	366,983	9,629,891
Valspar Corp.	288,942	10,985,575
W.R. Grace & Co. (a)	397,246	15,111,238
		170,179,129
TOTAL CHEMICALS		795,855,360
COMMERCIAL SERVICES & SUPPLIES - 0.2%
Environmental & Facility Services - 0.2%
Swisher Hygiene, Inc. (a)(d)	502,100	3,029,401

	Shares	Value
CONSTRUCTION & ENGINEERING - 0.4%
Construction & Engineering - 0.4%
Orascom Construction Industries SAE GDR	190,800	$ 6,525,360
CONSTRUCTION MATERIALS - 1.2%
Construction Materials - 1.2%
HeidelbergCement AG	233,726	16,362,550
Prism Cement Ltd.	592,401	671,383
		17,033,933
CONTAINERS & PACKAGING - 5.7%
Metal & Glass Containers - 4.6%
Ball Corp.	652,818	23,566,730
Crown Holdings, Inc. (a)	574,640	22,112,147
Greif, Inc. Class A	199,320	12,888,031
Silgan Holdings, Inc.	246,400	8,988,672
		67,555,580
Paper Packaging - 1.1%
Rock-Tenn Co. Class A (d)	244,900	16,812,385
TOTAL CONTAINERS & PACKAGING		84,367,965
FOOD PRODUCTS - 1.0%
Agricultural Products - 1.0%
Archer Daniels Midland Co.	406,728	15,122,147
MACHINERY - 0.4%
Industrial Machinery - 0.4%
Pall Corp.	94,100	5,115,276
METALS & MINING - 31.9%
Aluminum - 2.1%
Alcoa, Inc.	1,908,300	32,154,855
Diversified Metals & Mining - 14.4%
Anglo American PLC (United Kingdom)	322,851	17,497,785
BHP Billiton PLC	268,800	10,656,389
Compass Minerals International, Inc.	99,510	9,301,200
Freeport-McMoRan Copper & Gold, Inc.	1,954,362	103,483,468
Gujarat NRE Coke Ltd.	1,276,100	1,199,559
Gulf Resources, Inc. (a)(d)	278,029	2,491,140
HudBay Minerals, Inc.	608,400	10,554,996
Ivanhoe Mines Ltd. (a)	254,200	7,202,661
Kazakhmys PLC	211,900	4,974,834
MacArthur Coal Ltd.	584,412	7,068,264
Mongolian Mining Corp.	3,312,000	4,201,664
Teck Resources Ltd. Class B (sub. vtg.)	186,600	10,326,641
Walter Energy, Inc.	216,135	26,154,496
		215,113,097
Gold - 7.0%
AngloGold Ashanti Ltd. sponsored ADR	258,295	12,615,128
Centamin Egypt Ltd. (United Kingdom) (a)	2,503,700	4,823,709
Newcrest Mining Ltd.	279,895	10,819,080
Newmont Mining Corp.	1,029,533	56,902,289
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Gold - continued
Randgold Resources Ltd. sponsored ADR	94,100	$ 7,617,395
Yamana Gold, Inc.	890,200	11,319,403
		104,097,004
Precious Metals & Minerals - 0.4%
Pan American Silver Corp.	140,500	5,493,551
Steel - 8.0%
Allegheny Technologies, Inc. (d)	185,500	12,443,340
Carpenter Technology Corp.	485,471	20,185,884
Commercial Metals Co.	258,987	4,317,313
Jindal Steel & Power Ltd.	222,643	3,235,246
Reliance Steel & Aluminum Co.	474,508	26,254,528
Ternium SA sponsored ADR	137,745	4,964,330
United States Steel Corp. (d)	719,035	41,337,322
Vale SA sponsored ADR	179,550	6,145,997
		118,883,960
TOTAL METALS & MINING		475,742,467
OIL, GAS & CONSUMABLE FUELS - 1.0%
Coal & Consumable Fuels - 1.0%
Paladin Energy Ltd. (a)	671,007	3,405,900
PT Bumi Resources Tbk	34,153,500	11,614,820
		15,020,720
REAL ESTATE INVESTMENT TRUSTS - 0.7%
Specialized REITs - 0.7%
Weyerhaeuser Co.	438,585	10,705,860

	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Trading Companies & Distributors - 0.2%
Brenntag AG	30,900	$ 3,230,132
TOTAL COMMON STOCKS (Cost $1,132,830,983)		1,431,748,621
Money Market Funds - 7.8%

Fidelity Cash Central Fund, 0.19% (b)	56,769,086	56,769,086
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	59,743,976	59,743,976
TOTAL MONEY MARKET FUNDS (Cost $116,513,062)		116,513,062
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $1,249,344,045)		1,548,261,683
NET OTHER ASSETS (LIABILITIES) - (3.9)%		(57,998,548)
NET ASSETS - 100%		$ 1,490,263,135
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 57,689
Fidelity Securities Lending Cash Central Fund	60,638
Total	$ 118,327
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,431,748,621	$ 1,397,271,941	$ 34,476,680	$ -
Money Market Funds	116,513,062	116,513,062	-	-
Total Investments in Securities:	$ 1,548,261,683	$ 1,513,785,003	$ 34,476,680	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.5%
Germany	3.1%
Canada	3.1%
United Kingdom	2.2%
Australia	1.7%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%
Income Tax Information
At February 28, 2011, the Fund had a capital loss carryforward of approximately $18,182,003 of which $17,489,907, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively.

A capital loss carryforward of approximately $4,359,948 was acquired from Paper and Forest Products Portfolio, of which $3,667,852, $611,309 and $80,787 will expire in fiscal 2017, 2018 and 2019, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $58,657,243) - See accompanying schedule: Unaffiliated issuers (cost $1,132,830,983)	$ 1,431,748,621
Fidelity Central Funds (cost $116,513,062)	116,513,062
Total Investments (cost $1,249,344,045)		$ 1,548,261,683
Cash		1,525,870
Foreign currency held at value (cost $48,163)		48,097
Receivable for investments sold		7,446,525
Receivable for fund shares sold		15,282,091
Dividends receivable		1,460,733
Distributions receivable from Fidelity Central Funds		26,829
Prepaid expenses		1,447
Other receivables		26,632
Total assets		1,574,079,907

Liabilities
Payable for investments purchased	$ 17,278,185
Payable for fund shares redeemed	5,679,245
Accrued management fee	669,790
Distribution and service plan fees payable	82,399
Other affiliated payables	288,780
Other payables and accrued expenses	74,397
Collateral on securities loaned, at value	59,743,976
Total liabilities		83,816,772

Net Assets		$ 1,490,263,135
Net Assets consist of:
Paid in capital		$ 1,213,090,370
Distributions in excess of net investment income		(22,442)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,722,153)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		298,917,360
Net Assets		$ 1,490,263,135

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($124,160,375 ÷ 1,774,622 shares)	$ 69.96

Maximum offering price per share (100/94.25 of $69.96)	$ 74.23
Class T: Net Asset Value and redemption price per share ($25,570,031 ÷ 366,973 shares)	$ 69.68

Maximum offering price per share (100/96.50 of $69.68)	$ 72.21
Class B: Net Asset Value and offering price per share ($13,506,519 ÷ 195,882 shares)A	$ 68.95

Class C: Net Asset Value and offering price per share ($46,524,719 ÷ 676,393 shares)A	$ 68.78

Materials: Net Asset Value, offering price and redemption price per share ($1,195,371,420 ÷ 17,050,065 shares)	$ 70.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($85,130,071 ÷ 1,215,279 shares)	$ 70.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 14,034,557
Special dividends		12,590,176
Interest		42
Income from Fidelity Central Funds		118,327
Total income		26,743,102

Expenses
Management fee	$ 5,076,388
Transfer agent fees	2,252,029
Distribution and service plan fees	648,252
Accounting and security lending fees	309,212
Custodian fees and expenses	61,955
Independent trustees' compensation	4,648
Registration fees	201,055
Audit	44,669
Legal	2,812
Interest	956
Tax expense	144
Miscellaneous	8,289
Total expenses before reductions	8,610,409
Expense reductions	(94,170)	8,516,239
Net investment income (loss)		18,226,863
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,324,733
Foreign currency transactions	(73,855)
Total net realized gain (loss)		5,250,878
Change in net unrealized appreciation (depreciation) on: Investment securities	249,899,172
Assets and liabilities in foreign currencies	1,275
Total change in net unrealized appreciation (depreciation)		249,900,447
Net gain (loss)		255,151,325
Net increase (decrease) in net assets resulting from operations		$ 273,378,188

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,226,863	$ 3,695,665
Net realized gain (loss)	5,250,878	54,954,095
Change in net unrealized appreciation (depreciation)	249,900,447	118,179,943
Net increase (decrease) in net assets resulting from operations	273,378,188	176,829,703
Distributions to shareholders from net investment income	(18,392,042)	(4,024,717)
Distributions to shareholders from net realized gain	(379,797)	-
Total distributions	(18,771,839)	(4,024,717)
Share transactions - net increase (decrease)	520,343,234	390,197,683
Redemption fees	97,765	93,068
Total increase (decrease) in net assets	775,047,348	563,095,737

Net Assets
Beginning of period	715,215,787	152,120,050
End of period (including distributions in excess of net investment income of $22,442 and undistributed net investment income of $21,306, respectively)	$ 1,490,263,135	$ 715,215,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.54	$ 27.65	$ 57.00	$ 51.01	$ 46.90
Income from Investment Operations
Net investment income (loss) E	1.08 H	.30 I	.22	.46	.17
Net realized and unrealized gain (loss)	17.40	24.90	(29.46)	8.05	3.93
Total from investment operations	18.48	25.20	(29.24)	8.51	4.10
Distributions from net investment income	(1.06)	(.32)	(.12)	(.32)	-
Distributions from net realized gain	(.01)	-	-	(2.21)	-
Total distributions	(1.07)	(.32)	(.12)	(2.53) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.96	$ 52.54	$ 27.65	$ 57.00	$ 51.01
Total Return B, C, D	35.33%	91.25%	(51.30)%	16.79%	8.76%
Ratios to Average Net Assets F, K
Expenses before reductions	1.16%	1.23%	1.21%	1.21%	1.50% A
Expenses net of fee waivers, if any	1.16%	1.23%	1.21%	1.21%	1.40% A
Expenses net of all reductions	1.15%	1.22%	1.20%	1.21%	1.38% A
Net investment income (loss)	1.81% H	.65% I	.47%	.83%	1.76% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,160	$ 52,352	$ 10,796	$ 12,522	$ 1,018
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .41%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.53 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 52.35	$ 27.56	$ 56.80	$ 50.89	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.90 H	.16 I	.10	.32	.11
Net realized and unrealized gain (loss)	17.34	24.81	(29.32)	8.00	3.87
Total from investment operations	18.24	24.97	(29.22)	8.32	3.98
Distributions from net investment income	(.92)	(.19)	(.03)	(.21)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.92)	(.19)	(.03)	(2.42) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 69.68	$ 52.35	$ 27.56	$ 56.80	$ 50.89
Total Return B, C, D	34.98%	90.70%	(51.43)%	16.45%	8.51%
Ratios to Average Net Assets F, K
Expenses before reductions	1.44%	1.52%	1.46%	1.46%	1.80% A
Expenses net of fee waivers, if any	1.44%	1.52%	1.46%	1.46%	1.65% A
Expenses net of all reductions	1.43%	1.51%	1.46%	1.46%	1.62% A
Net investment income (loss)	1.54% H	.35% I	.22%	.57%	1.18% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,570	$ 14,712	$ 4,944	$ 6,850	$ 707
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .14%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.42 per share is comprised of distributions from net investment income of $.207 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.86	$ 27.35	$ 56.59	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.60 H	(.07) I	(.12)	.04	.06
Net realized and unrealized gain (loss)	17.13	24.61	(29.13)	7.98	3.84
Total from investment operations	17.73	24.54	(29.25)	8.02	3.90
Distributions from net investment income	(.65)	(.04)	-	(.04)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.65)	(.04)	-	(2.25) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.95	$ 51.86	$ 27.35	$ 56.59	$ 50.81
Total Return B, C, D	34.29%	89.79%	(51.67)%	15.89%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.02%	1.95%	1.97%	2.26% A
Expenses net of fee waivers, if any	1.93%	2.02%	1.95%	1.97%	2.15% A
Expenses net of all reductions	1.92%	2.01%	1.95%	1.96%	2.12% A
Net investment income (loss)	1.04% H	(.15)% I	(.27)%	.07%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,507	$ 9,538	$ 2,601	$ 4,173	$ 662
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.36)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.25 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 M	2007 J
Selected Per-Share Data
Net asset value, beginning of period	$ 51.79	$ 27.31	$ 56.50	$ 50.81	$ 46.90
Income from Investment Operations
Net investment income (loss) E	.61 H	(.06) I	(.13)	.04	.09
Net realized and unrealized gain (loss)	17.09	24.57	(29.07)	7.97	3.81
Total from investment operations	17.70	24.51	(29.20)	8.01	3.90
Distributions from net investment income	(.72)	(.04)	-	(.12)	-
Distributions from net realized gain	-	-	-	(2.21)	-
Total distributions	(.72)	(.04)	-	(2.33) N	-
Redemption fees added to paid in capital E	.01	.01	.01	.01	.01
Net asset value, end of period	$ 68.78	$ 51.79	$ 27.31	$ 56.50	$ 50.81
Total Return B, C, D	34.29%	89.82%	(51.66)%	15.87%	8.34%
Ratios to Average Net Assets F, K
Expenses before reductions	1.93%	2.01%	1.95%	1.96%	2.31% A
Expenses net of fee waivers, if any	1.93%	2.01%	1.95%	1.96%	2.15% A
Expenses net of all reductions	1.92%	2.00%	1.95%	1.96%	2.13% A
Net investment income (loss)	1.04% H	(.13)% I	(.27)%	.07%	.89% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,525	$ 20,469	$ 5,509	$ 8,743	$ 547
Portfolio turnover rate G	87%	104% L	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. GAmount does not include the portfolio activity of any underlying Fidelity Central Funds. HInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. IInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%. JFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. LThe portfolio turnover rate does not include the assets acquired in the merger. MFor the year ended February 29. NTotal distributions of $2.33 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Materials

Years ended February 28,	2011	2010	2009	2008 J	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 52.61	$ 27.66	$ 57.01	$ 50.92	$ 46.35
Income from Investment Operations
Net investment income (loss) C	1.25 F	.43 G	.38	.64	.42
Net realized and unrealized gain (loss)	17.43	24.91	(29.54)	8.01	9.36
Total from investment operations	18.68	25.34	(29.16)	8.65	9.78
Distributions from net investment income	(1.16)	(.40)	(.20)	(.36)	(.48)
Distributions from net realized gain	(.03)	-	-	(2.21)	(4.79)
Total distributions	(1.19)	(.40)	(.20)	(2.57) K	(5.27)
Redemption fees added to paid in capital C	.01	.01	.01	.01	.06
Net asset value, end of period	$ 70.11	$ 52.61	$ 27.66	$ 57.01	$ 50.92
Total Return A, B	35.70%	91.77%	(51.15)%	17.10%	22.29%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.96%	.90%	.91%	1.01%
Expenses net of fee waivers, if any	.88%	.96%	.90%	.90%	.98%
Expenses net of all reductions	.87%	.94%	.90%	.89%	.96%
Net investment income (loss)	2.10% F	.92% G	.78%	1.14%	.87%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,195,371	$ 604,475	$ 127,551	$ 353,185	$ 230,147
Portfolio turnover rate E	87%	104% I	117%	77%	185%

ATotal returns would have been lower had certain expenses not been reduced during the periods shown. BTotal returns do not include the effect of the former sales charges. CCalculated based on average shares outstanding during the period. DFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .70%. GInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..70%. HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. IThe portfolio turnover rate does not include the assets acquired in the merger. JFor the year ended February 29. KTotal distributions of $2.57 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $2.210 per share.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 L	2007 I
Selected Per-Share Data
Net asset value, beginning of period	$ 52.58	$ 27.66	$ 57.00	$ 50.91	$ 46.90
Income from Investment Operations
Net investment income (loss) D	1.28 G	.46 H	.38	.64	.08
Net realized and unrealized gain (loss)	17.40	24.89	(29.53)	8.00	3.92
Total from investment operations	18.68	25.35	(29.15)	8.64	4.00
Distributions from net investment income	(1.19)	(.44)	(.20)	(.36)	-
Distributions from net realized gain	(.03)	-	-	(2.21)	-
Total distributions	(1.22)	(.44)	(.20)	(2.56) M	-
Redemption fees added to paid in capital D	.01	.01	.01	.01	.01
Net asset value, end of period	$ 70.05	$ 52.58	$ 27.66	$ 57.00	$ 50.91
Total Return B, C	35.73%	91.79%	(51.15)%	17.08%	8.55%
Ratios to Average Net Assets E, J
Expenses before reductions	.86%	.94%	.90%	.89%	1.06% A
Expenses net of fee waivers, if any	.86%	.94%	.90%	.89%	1.06% A
Expenses net of all reductions	.85%	.93%	.90%	.89%	1.04% A
Net investment income (loss)	2.11% G	.94% H	.78%	1.14%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,130	$ 13,670	$ 719	$ 1,820	$ 119
Portfolio turnover rate F	87%	104% K	117%	77%	185%

AAnnualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DCalculated based on average shares outstanding during the period. EFees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. FAmount does not include the portfolio activity of any underlying Fidelity Central Funds. GInvestment income per share reflects a special dividend which amounted to $.83 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%. HInvestment income per share reflects a special dividend which amounted to $.10 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been ..72%. IFor the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. KThe portfolio turnover rate does not include the assets acquired in the merger. LFor the year ended February 29. MTotal distributions of $2.56 per share is comprised of distributions from net investment income of $.355 and distributions from net realized gain of $2.210 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Materials Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Materials and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 310,846,676
Gross unrealized depreciation	(15,469,188)
Net unrealized appreciation (depreciation) on securities and other investments	$ 295,377,488
Tax Cost	$ 1,252,884,195

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (18,182,003)
Net unrealized appreciation (depreciation)	$ 295,377,210

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 18,771,839	$ 4,024,717

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,261,371,136 and $778,483,528, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 180,708	$ 8,693
Class T	.25%	.25%	89,160	331
Class B	.75%	.25%	112,358	84,410
Class C	.75%	.25%	266,026	108,067
			$ 648,252	$ 201,501

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 135,495
Class T	13,835
Class B*	20,335
Class C*	9,166
$ 178,831

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 200,549.28
Class T	53,555.30
Class B	33,293.30
Class C	76,639.29
Materials	1,816,001.24
Institutional Class	71,992.23
	$ 2,252,029

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $13,777 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,741,091.46%		$ 956

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,014 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,638. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $94,109 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $61.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 1,422,379	$ 238,202
Class T	289,521	47,220
Class B	122,322	5,848
Class C	341,974	12,908
Materials	15,509,343	3,662,178
Institutional Class	706,503	58,361
Total	$ 18,392,042	$ 4,024,717
From net realized gain
Class A	$ 10,674	$ -
Materials	358,147	-
Institutional Class	10,976	-
Total	$ 379,797	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	1,281,666	858,136	$ 79,405,808	$ 40,135,680
Reinvestment of distributions	18,751	4,377	1,225,248	220,619
Shares redeemed	(522,145)	(256,610)	(29,567,388)	(11,780,339)
Net increase (decrease)	778,272	605,903	$ 51,063,668	$ 28,575,960
Class T
Shares sold	162,727	167,992	$ 9,996,553	$ 7,326,294
Reinvestment of distributions	4,298	941	280,166	45,756
Shares redeemed	(81,055)	(67,330)	(4,620,393)	(3,005,643)
Net increase (decrease)	85,970	101,603	$ 5,656,326	$ 4,366,407
Class B
Shares sold	78,978	131,820	$ 4,548,346	$ 5,954,562
Reinvestment of distributions	1,536	103	99,242	4,824
Shares redeemed	(68,559)	(43,087)	(3,840,777)	(1,785,370)
Net increase (decrease)	11,955	88,836	$ 806,811	$ 4,174,016
Class C
Shares sold	420,386	299,617	$ 26,286,596	$ 13,304,163
Reinvestment of distributions	4,421	234	284,977	10,972
Shares redeemed	(143,652)	(106,334)	(7,964,201)	(4,538,206)
Net increase (decrease)	281,155	193,517	$ 18,607,372	$ 8,776,929
Materials
Shares sold	11,993,105	11,253,841	$ 750,476,205	$ 539,188,177
Issued in exchange for shares of Paper and Forest Products Portfolio	-	337,332	-	13,304,373
Reinvestment of distributions	229,147	68,039	14,963,249	3,440,550
Shares redeemed	(6,662,930)	(4,780,310)	(384,640,831)	(223,285,260)
Net increase (decrease)	5,559,322	6,878,902	$ 380,798,623	$ 332,647,840

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Institutional Class
Shares sold	1,219,205	269,782	$ 77,607,131	$ 13,383,120
Reinvestment of distributions	8,764	839	572,066	43,347
Shares redeemed	(272,695)	(36,606)	(14,768,763)	(1,769,936)
Net increase (decrease)	955,274	234,015	$ 63,410,434	$ 11,656,531

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of the Select Paper and Forest Products Portfolio ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on November 18, 2008. The reorganization provides shareholders access to a larger portfolio with better historical performance and lower expenses. The acquisition was accomplished by an exchange of 337,332 shares of Materials (the original retail class shares of the Fund), for 697,705 shares then outstanding (valued at $19.07) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund net assets, including securities of $13,445,190, unrealized depreciation of $3,465,168, cash of $45,230 and net other liabilities of $186,047 were combined with the Fund's net assets of $314,623,676 for total net assets after the acquisition of $327,928,049.

Pro forma results of operations of the combined entity for the entire year ended February 28, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 3,777,997
Total net realized gain (loss)	51,950,136
Total change in net unrealized appreciation (depreciation)	125,269,592
Net increase (decrease) in net assets resulting from operations	$ 180,997,725

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since June 19, 2009.

Annual Report

Fidelity Advisor Telecommunications Fund - Institutional Class

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 28, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	27.27%	3.85%	1.26%

A The initial offering of Institutional Class shares took place on December 12, 2006. Returns prior to December 12, 2006 are those of Telecommunications Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications Fund - Institutional Class on February 28, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period. The initial offering of Institutional Class shares took place on December 12, 2006. See the Average Annual Total Returns table for additional information regarding the performance of Institutional Class.

Annual Report

Fidelity Advisor Telecommunications Fund

Management's Discussion of Fund Performance

Market Recap: Steady economic growth, encouraging monetary policy, improving credit-market conditions, an uptick in merger-and-acquisition activity and better-than-expected corporate earnings propelled U.S. stock markets forward during the 12-month period ending February 28, 2011. Uncertainty over the global effects of the debt crisis in Europe and China's attempt to rein in its economy plagued equities during the spring, but markets reacted positively to the Federal Reserve's second round of stimulative quantitative easing and the Congressional midterm elections in November, followed in December by the extension of Bush-era tax policies. For the full year, the S&P 500® Index advanced 22.57%, with all but one of the 10 major sectors tracked by MSCI U.S. Investable Market classifications delivering a double-digit gain. While cyclically oriented sectors benefited from an overall improving economy, less economically sensitive sectors fell short of the broad market. Energy and materials stocks performed best, while the health care and consumer staples groups struggled the most.

Comments from Kristina Salen, Portfolio Manager of Fidelity Advisor® Telecommunications Fund: During the year, the fund's Institutional Class shares advanced 27.27%, falling short of the 30.04% gain of the MSCI® U.S. IM Telecommunications Services 25/50 Index, but handily outpacing the broadly based S&P 500®. Relative to the MSCI Index, underweighting benchmark heavyweight Verizon Communications hurt the most, as the stock was lifted amid speculation the company would begin carrying Apple's iPhone® mobile digital device. Disappointing stock picks in wireless telecom services also proved detrimental, including a position in Clearwire, a provider of wireless high-speed Internet service. Elsewhere in wireless, an overweighting in pre-paid wireless provider Leap Wireless International detracted, as did a stake in Netherlands-based VimpleCom. Underweighting Vonage Holdings, a provider of phone service over the Web using Voice over Internet Protocol (VoIP), hurt. On the flip side, underweighting integrated telecom giant AT&T was the biggest relative contributor. The stock underperformed on reports the company may lose exclusivity with the iPhone, which represented a good deal of its business. The fund also was aided by out-of-benchmark exposure to the high-growth cable and satellite industry. Specifically, I focused on video-related stocks in this area that I believed would perform well, including Germany-listed Kabel Deutschland Holding, U.K.-based Virgin Media and Comcast. Some of the stocks I've mentioned in this report were out-of-index holdings and some were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Telecommunications Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2010 to February 28, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 to February 28, 2011
Class A	1.20%
Actual		$ 1,000.00	$ 1,192.40	$ 6.52
HypotheticalA		$ 1,000.00	$ 1,018.84	$ 6.01
Class T	1.47%
Actual		$ 1,000.00	$ 1,190.70	$ 7.98
HypotheticalA		$ 1,000.00	$ 1,017.50	$ 7.35
Class B	1.94%
Actual		$ 1,000.00	$ 1,188.20	$ 10.53
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 9.69
Class C	1.93%
Actual		$ 1,000.00	$ 1,188.10	$ 10.47
HypotheticalA		$ 1,000.00	$ 1,015.22	$ 9.64
Telecommunications	.91%
Actual		$ 1,000.00	$ 1,194.30	$ 4.95
HypotheticalA		$ 1,000.00	$ 1,020.28	$ 4.56
Institutional Class	.90%
Actual		$ 1,000.00	$ 1,194.20	$ 4.90
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Telecommunications Portfolio

Investment Changes (Unaudited)

Top Ten Stocks as of February 28, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	10.5	8.6
American Tower Corp. Class A	7.1	7.5
Verizon Communications, Inc.	7.0	15.0
Qwest Communications International, Inc.	6.5	5.8
Crown Castle International Corp.	5.8	6.3
Sprint Nextel Corp.	4.3	5.4
NII Holdings, Inc.	4.0	3.3
CenturyLink, Inc.	4.0	4.8
SBA Communications Corp.Class A	3.9	3.9
tw telecom, inc.	3.7	2.7
	56.8
Top Industries (% of fund's net assets)
As of February 28, 2011
Diversified Telecommunication Services	47.8%
Wireless Telecommunication Services	36.2%
Media	10.2%
Internet Software & Services	2.3%
Software	2.0%
All Others*	1.5%

As of August 31, 2010
Diversified Telecommunication Services	46.2%
Wireless Telecommunication Services	39.6%
Media	9.5%
Internet Software & Services	1.5%
Software	0.9%
All Others*	2.3%

* Includes short-term investments and net other assets.

Annual Report

Telecommunications Portfolio

Investments February 28, 2011

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES - 0.6%
Diversified Support Services - 0.6%
Blue Label Telecoms Ltd.	2,829,100	$ 2,316,103
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Aruba Networks, Inc. (a)	392	11,936
F5 Networks, Inc. (a)	40	4,720
Juniper Networks, Inc. (a)	44,947	1,977,668
Nortel Networks Corp. (a)	8,071	0
Polycom, Inc. (a)	40	1,912
Sandvine Corp. (U.K.) (a)	3,200	10,543
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	600	7,704
		2,014,483
COMPUTERS & PERIPHERALS - 0.0%
Computer Storage & Peripherals - 0.0%
NetApp, Inc. (a)	20	1,033
Synaptics, Inc. (a)	450	13,275
		14,308
DIVERSIFIED TELECOMMUNICATION SERVICES - 47.8%
Alternative Carriers - 12.3%
AboveNet, Inc.	113,300	7,352,037
Cable & Wireless Worldwide PLC	5	6
Cogent Communications Group, Inc. (a)	251,017	3,699,991
Global Crossing Ltd. (a)	302,086	4,757,855
Iliad Group SA	44,410	4,973,956
Level 3 Communications, Inc. (a)(d)	1,835,376	2,569,526
PAETEC Holding Corp. (a)	73,600	279,680
tw telecom, inc. (a)	739,957	13,763,200
Vonage Holdings Corp. (a)	1,782,800	7,879,976
		45,276,227
Integrated Telecommunication Services - 35.5%
AT&T, Inc.	1,366,919	38,793,161
BT Group PLC	5,351	15,896
Cable & Wireless PLC	5	4
Cbeyond, Inc. (a)	177,698	2,484,218
CenturyLink, Inc. (d)	352,890	14,532,010
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	342,100	5,709,649
Cincinnati Bell, Inc. New (a)	225,000	594,000
Deutsche Telekom AG	763	10,261
FairPoint Communications, Inc. (a)	34,149	0
Frontier Communications Corp.	12,732	108,095
Hellenic Telecommunications Organization SA	163	1,676
Qwest Communications International, Inc.	3,513,189	23,959,949
Telecom Italia SpA sponsored ADR	226	3,526
Telenor ASA sponsored ADR	125,100	6,237,486

	Shares	Value
Verizon Communications, Inc.	699,041	$ 25,808,594
Windstream Corp.	963,015	12,076,208
		130,334,733
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		175,610,960
ELECTRONIC EQUIPMENT & COMPONENTS - 0.0%
Electronic Manufacturing Services - 0.0%
Trimble Navigation Ltd. (a)	40	1,966
INTERNET SOFTWARE & SERVICES - 2.3%
Internet Software & Services - 2.3%
Akamai Technologies, Inc. (a)	35,700	1,339,821
Google, Inc. Class A (a)	3,000	1,840,200
Rackspace Hosting, Inc. (a)(d)	90,700	3,347,737
SAVVIS, Inc. (a)	99	3,217
Support.com, Inc. (a)	326,000	1,819,080
		8,350,055
MEDIA - 10.2%
Broadcasting - 0.0%
Ten Network Holdings Ltd.	5	7
Cable & Satellite - 10.2%
Comcast Corp. Class A	408,100	10,512,656
DIRECTV (a)	9	414
Dish TV India Ltd. (a)	5,888	7,629
Kabel Deutschland Holding AG	165,600	9,022,285
Liberty Global, Inc. Class A (a)(d)	98,400	4,142,640
Naspers Ltd. Class N	36,200	2,079,453
Time Warner Cable, Inc.	51,172	3,693,595
Virgin Media, Inc.	290,600	7,915,944
		37,374,616
Movies & Entertainment - 0.0%
Madison Square Garden, Inc. Class A (a)	525	14,994
TOTAL MEDIA		37,389,617
SOFTWARE - 2.0%
Application Software - 2.0%
AsiaInfo Holdings, Inc. (a)(d)	170,800	3,475,780
Gameloft (a)	583,902	3,601,858
Nuance Communications, Inc. (a)	800	14,928
Synchronoss Technologies, Inc. (a)	5,003	171,403
		7,263,969
Home Entertainment Software - 0.0%
Glu Mobile, Inc. (a)	3	14
TOTAL SOFTWARE		7,263,983
WIRELESS TELECOMMUNICATION SERVICES - 36.2%
Wireless Telecommunication Services - 36.2%
America Movil SAB de CV Series L sponsored ADR	300	17,226
American Tower Corp. Class A (a)	484,800	26,159,808
Common Stocks - continued
	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Axiata Group Bhd (a)	3,095,100	$ 4,951,348
Clearwire Corp. Class A (a)(d)	1,476,236	7,425,467
Crown Castle International Corp. (a)	502,383	21,175,443
ICO Global Communications Holdings Ltd. Class A (a)	3,059,577	7,006,431
Idea Cellular Ltd. (a)	3,710	4,717
Leap Wireless International, Inc. (a)	371,258	4,536,773
MetroPCS Communications, Inc. (a)	659,406	9,495,446
MTN Group Ltd.	25	441
NII Holdings, Inc. (a)	358,100	14,667,776
NTELOS Holdings Corp.	632	12,273
PT Indosat Tbk	3,305,600	1,892,334
SBA Communications Corp. Class A (a)	336,282	14,154,109
Sprint Nextel Corp. (a)	3,616,150	15,802,576
Telephone & Data Systems, Inc.	15,255	513,331
TIM Participacoes SA sponsored ADR (non-vtg.)	55,900	2,164,448
Turkcell Iletisim Hizmet AS	162,000	911,697
Vivo Participacoes SA sponsored ADR	59,325	2,183,753
		133,075,397
TOTAL COMMON STOCKS (Cost $346,800,462)		366,036,872
Money Market Funds - 7.4%
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c) (Cost $27,411,975)	27,411,975	$ 27,411,975
TOTAL INVESTMENT PORTFOLIO - 107.0% (Cost $374,212,437)		393,448,847
NET OTHER ASSETS (LIABILITIES) - (7.0)%		(25,841,113)
NET ASSETS - 100%		$ 367,607,734
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,718
Fidelity Securities Lending Cash Central Fund	217,589
Total	$ 231,307
Other Information

The following is a summary of the inputs used, as of February 28, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 366,036,872	$ 365,109,272	$ 927,600	$ -
Money Market Funds	27,411,975	27,411,975	-	-
Total Investments in Securities:	$ 393,448,847	$ 392,521,247	$ 927,600	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(905)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	905
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 28, 2011	$ (905)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.0%
Germany	2.5%
France	2.4%
Norway	1.7%
Hong Kong	1.6%
Malaysia	1.3%
Bermuda	1.3%
South Africa	1.2%
Brazil	1.2%
Others (Individually Less Than 1%)	0.8%
100.0%
Income Tax Information

At February 28, 2011, the Fund had a capital loss carryforward of approximately $76,308,957 of which $11,764,473, $52,002,796 and $12,541,688 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	February 28, 2011

Assets
Investment in securities, at value (including securities loaned of $26,618,806) - See accompanying schedule: Unaffiliated issuers (cost $346,800,462)	$ 366,036,872
Fidelity Central Funds (cost $27,411,975)	27,411,975
Total Investments (cost $374,212,437)		$ 393,448,847
Receivable for investments sold		11,306,725
Receivable for fund shares sold		397,208
Dividends receivable		59,363
Distributions receivable from Fidelity Central Funds		14,970
Prepaid expenses		679
Other receivables		26,419
Total assets		405,254,211

Liabilities
Payable to custodian bank	$ 115,353
Payable for investments purchased	9,565,852
Payable for fund shares redeemed	235,627
Accrued management fee	177,334
Distribution and service plan fees payable	5,186
Other affiliated payables	95,722
Other payables and accrued expenses	39,428
Collateral on securities loaned, at value	27,411,975
Total liabilities		37,646,477

Net Assets		$ 367,607,734
Net Assets consist of:
Paid in capital		$ 431,017,434
Undistributed net investment income		260,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(82,905,063)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,234,610
Net Assets		$ 367,607,734

Statement of Assets and Liabilities - continued

February 28, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,304,834 ÷ 91,721 shares)	$ 46.93

Maximum offering price per share (100/94.25 of $46.93)	$ 49.79
Class T: Net Asset Value and redemption price per share ($2,881,805 ÷ 61,561 shares)	$ 46.81

Maximum offering price per share (100/96.50 of $46.81)	$ 48.51
Class B: Net Asset Value and offering price per share ($705,683 ÷ 15,038 shares)A	$ 46.93

Class C: Net Asset Value and offering price per share ($3,034,767 ÷ 64,718 shares)A	$ 46.89

Telecommunications: Net Asset Value, offering price and redemption price per share ($354,937,952 ÷ 7,540,796 shares)	$ 47.07

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,742,693 ÷ 37,060 shares)	$ 47.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 28, 2011

Investment Income
Dividends		$ 8,724,568
Interest		210
Income from Fidelity Central Funds		231,307
Total income		8,956,085

Expenses
Management fee	$ 1,983,895
Transfer agent fees	968,784
Distribution and service plan fees	54,207
Accounting and security lending fees	142,914
Custodian fees and expenses	37,525
Independent trustees' compensation	2,020
Registration fees	80,175
Audit	45,986
Legal	5,440
Interest	1,085
Miscellaneous	4,129
Total expenses before reductions	3,326,160
Expense reductions	(60,818)	3,265,342
Net investment income (loss)		5,690,743
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,993,138
Foreign currency transactions	1,042
Total net realized gain (loss)		23,994,180
Change in net unrealized appreciation (depreciation) on: Investment securities	56,962,770
Assets and liabilities in foreign currencies	10,023
Total change in net unrealized appreciation (depreciation)		56,972,793
Net gain (loss)		80,966,973
Net increase (decrease) in net assets resulting from operations		$ 86,657,716

Statement of Changes in Net Assets

	Year ended February 28, 2011	Year ended February 28, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,690,743	$ 5,996,295
Net realized gain (loss)	23,994,180	5,413,597
Change in net unrealized appreciation (depreciation)	56,972,793	79,572,437
Net increase (decrease) in net assets resulting from operations	86,657,716	90,982,329
Distributions to shareholders from net investment income	(7,366,695)	(2,355,415)
Distributions to shareholders from net realized gain	-	(402,567)
Total distributions	(7,366,695)	(2,757,982)
Share transactions - net increase (decrease)	(685,685)	989,027
Redemption fees	11,018	12,272
Total increase (decrease) in net assets	78,616,354	89,225,646

Net Assets
Beginning of period	288,991,380	199,765,734
End of period (including undistributed net investment income of $260,753 and undistributed net investment income of $1,935,664, respectively)	$ 367,607,734	$ 288,991,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.64	$ 26.66	$ 42.56	$ 50.89	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.57	.67	.22	.26	- K
Net realized and unrealized gain (loss)	9.49	10.55	(15.60)	(8.08)	3.15
Total from investment operations	10.06	11.22	(15.38)	(7.82)	3.15
Distributions from net investment income	(.77)	(.19)	(.35) N	(.51)	-
Distributions from net realized gain	-	(.05)	(.18) N	-	-
Total distributions	(.77)	(.24) M	(.52) L	(.51)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.64	$ 26.66	$ 42.56	$ 50.89
Total Return B, C, D	26.87%	42.07%	(36.16)%	(15.55)%	6.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of fee waivers, if any	1.20%	1.26%	1.21%	1.20%	1.23% A
Expenses net of all reductions	1.18%	1.24%	1.21%	1.19%	1.22% A
Net investment income (loss)	1.35%	1.89%	.61%	.49%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,305	$ 3,343	$ 2,112	$ 2,791	$ 658
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.52 per share is comprised of distributions from net investment income of $.347 and distributions from net realized gain of $.175 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.187 and distributions from net realized gain of $.048 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class T

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.55	$ 26.68	$ 42.49	$ 50.86	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.45	.57	.12	.12	(.02)
Net realized and unrealized gain (loss)	9.47	10.54	(15.56)	(8.07)	3.14
Total from investment operations	9.92	11.11	(15.44)	(7.95)	3.12
Distributions from net investment income	(.66)	(.22)	(.24) N	(.42)	-
Distributions from net realized gain	-	(.03)	(.13) N	-	-
Total distributions	(.66)	(.24) M	(.37) L	(.42)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.81	$ 37.55	$ 26.68	$ 42.49	$ 50.86
Total Return B, C, D	26.54%	41.64%	(36.34)%	(15.78)%	6.54%
Ratios to Average Net Assets F, I
Expenses before reductions	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of fee waivers, if any	1.48%	1.55%	1.49%	1.46%	1.54% A
Expenses net of all reductions	1.46%	1.53%	1.48%	1.45%	1.53% A
Net investment income (loss)	1.06%	1.60%	.33%	.23%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,882	$ 2,051	$ 620	$ 1,270	$ 560
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.37 per share is comprised of distributions from net investment income of $.244 and distributions from net realized gain of $.127 per share. M Total distributions of $.24 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.028 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.60	$ 26.71	$ 42.42	$ 50.80	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.25	.40	(.05)	(.14)	(.05)
Net realized and unrealized gain (loss)	9.48	10.54	(15.49)	(8.04)	3.11
Total from investment operations	9.73	10.94	(15.54)	(8.18)	3.06
Distributions from net investment income	(.40)	(.04)	(.11) N	(.20)	-
Distributions from net realized gain	-	(.01)	(.06) N	-	-
Total distributions	(.40)	(.05) M	(.17) L	(.20)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.93	$ 37.60	$ 26.71	$ 42.42	$ 50.80
Total Return B, C, D	25.96%	40.97%	(36.64)%	(16.18)%	6.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of fee waivers, if any	1.95%	2.01%	1.97%	1.95%	2.05% A
Expenses net of all reductions	1.93%	2.00%	1.96%	1.94%	2.05% A
Net investment income (loss)	.60%	1.13%	(.15)%	(.26)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 706	$ 641	$ 363	$ 741	$ 291
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.17 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.063 per share. M Total distributions of $.05 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.009 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Class C

Years ended February 28,	2011	2010	2009	2008 J	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 37.61	$ 26.76	$ 42.42	$ 50.81	$ 47.74
Income from Investment Operations
Net investment income (loss) E	.26	.41	(.05)	(.14)	(.07)
Net realized and unrealized gain (loss)	9.46	10.56	(15.50)	(8.03)	3.14
Total from investment operations	9.72	10.97	(15.55)	(8.17)	3.07
Distributions from net investment income	(.44)	(.10)	(.07) N	(.22)	-
Distributions from net realized gain	-	(.02)	(.05) N	-	-
Total distributions	(.44)	(.12) M	(.11) L	(.22)	-
Redemption fees added to paid in capital E, K	-	-	-	-	-
Net asset value, end of period	$ 46.89	$ 37.61	$ 26.76	$ 42.42	$ 50.81
Total Return B, C, D	25.95%	41.00%	(36.64)%	(16.17)%	6.43%
Ratios to Average Net Assets F, I
Expenses before reductions	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of fee waivers, if any	1.94%	2.01%	1.97%	1.95%	2.07% A
Expenses net of all reductions	1.92%	2.00%	1.96%	1.94%	2.06% A
Net investment income (loss)	.61%	1.13%	(.14)%	(.26)%	(.65)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,035	$ 2,151	$ 371	$ 902	$ 332
Portfolio turnover rate G	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J For the year ended February 29. K Amount represents less than $.01 per share. L Total distributions of $.11 per share is comprised of distributions from net investment income of $.068 and distributions from net realized gain of $.046 per share. M Total distributions of $.12 per share is comprised of distributions from net investment income of $.098 and distributions from net realized gain of $.023 per share. N The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Telecommunications

Years ended February 28,	2011	2010	2009	2008 H	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.73	$ 26.74	$ 42.70	$ 50.91	$ 41.97
Income from Investment Operations
Net investment income (loss) C	.69	.76	.30	.43	.61 F
Net realized and unrealized gain (loss)	9.52	10.59	(15.65)	(8.12)	8.85
Total from investment operations	10.21	11.35	(15.35)	(7.69)	9.46
Distributions from net investment income	(.87)	(.31)	(.41) L	(.52)	(.53)
Distributions from net realized gain	-	(.05)	(.20) L	-	-
Total distributions	(.87)	(.36) K	(.61) J	(.52)	(.53)
Redemption fees added to paid in capital C	- I	- I	- I	- I	.01
Net asset value, end of period	$ 47.07	$ 37.73	$ 26.74	$ 42.70	$ 50.91
Total Return A, B	27.24%	42.43%	(36.00)%	(15.30)%	22.69%
Ratios to Average Net Assets D, G
Expenses before reductions	.92%	.99%	.97%	.91%	.99%
Expenses net of fee waivers, if any	.92%	.99%	.97%	.90%	.97%
Expenses net of all reductions	.91%	.98%	.96%	.90%	.97%
Net investment income (loss)	1.62%	2.15%	.85%	.79%	1.34% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 354,938	$ 279,704	$ 196,231	$ 334,565	$ 624,427
Portfolio turnover rate E	72%	90%	168%	134%	162%

A Total returns would have been lower had certain expenses not been reduced during the periods shown. B Total returns do not include the effect of the former sales charges. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.11 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.09%. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H For the year ended February 29. I Amount represents less than $.01 per share. J Total distributions of $.61 per share is comprised of distributions from net investment income of $.408 and distributions from net realized gain of $.202 per share. K Total distributions of $.36 per share is comprised of distributions from net investment income of $.310 and distributions from net realized gain of $.048 per share. L The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Institutional Class

Years ended February 28,	2011	2010	2009	2008 I	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.69	$ 26.73	$ 42.65	$ 50.91	$ 47.74
Income from Investment Operations
Net investment income (loss) D	.71	.84	.34	.45	.16
Net realized and unrealized gain (loss)	9.50	10.55	(15.67)	(8.09)	3.01
Total from investment operations	10.21	11.39	(15.33)	(7.64)	3.17
Distributions from net investment income	(.88)	(.38)	(.40) M	(.62)	-
Distributions from net realized gain	-	(.05)	(.20) M	-	-
Total distributions	(.88)	(.43) L	(.59) K	(.62)	-
Redemption fees added to paid in capital D, J	-	-	-	-	-
Net asset value, end of period	$ 47.02	$ 37.69	$ 26.73	$ 42.65	$ 50.91
Total Return B, C	27.27%	42.59%	(35.99)%	(15.23)%	6.64%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.86%	.91%	.83%	.98% A
Expenses net of fee waivers, if any	.91%	.86%	.91%	.83%	.98% A
Expenses net of all reductions	.89%	.84%	.90%	.83%	.97% A
Net investment income (loss)	1.64%	2.29%	.91%	.86%	1.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,743	$ 1,101	$ 68	$ 256	$ 114
Portfolio turnover rate F	72%	90%	168%	134%	162%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 12, 2006 (commencement of sale of shares) to February 28, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I For the year ended February 29. J Amount represents less than $.01 per share. K Total distributions of $.59 per share is comprised of distributions from net investment income of $.395 and distributions from net realized gain of $.197 per share. L Total distributions of $.43 per share is comprised of distributions from net investment income of $.379 and distributions from net realized gain of $.057 per share. M The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2011

1. Organization.

Telecommunications Portfolio (the Fund) is a non-diversified fund of Fidelity Select Portfolios (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests primarily in securities of companies whose principal business activities fall within specific industries. The Fund offers Class A, Class T, Class C, Telecommunications, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 28, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds,including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of February 28, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 55,735,629
Gross unrealized depreciation	(43,095,325)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,640,304
Tax Cost	$ 380,808,543

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 260,995
Capital loss carryforward	$ (76,308,957)
Net unrealized appreciation (depreciation)	$ 12,638,504

The tax character of distributions paid was as follows:

	February 28, 2011	February 28, 2010
Ordinary Income	$ 7,366,695	$ 2,757,982

Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $256,842,819 and $247,000,001, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 9,195	$ 586
Class T	.25%	.25%	12,588	15
Class B	.75%	.25%	6,770	5,078
Class C	.75%	.25%	25,654	9,305
			$ 54,207	$ 14,984

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,026
Class T	1,778
Class B*	2,024
Class C*	255
$ 9,083

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 10,916.30
Class T	8,246.33
Class B	2,000.30
Class C	7,300.29
Telecommunications	934,079.27
Institutional Class	6,243.26
	$ 968,784

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9,209 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,032,250.41%		$ 1,085

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,283 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $217,589. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $60,818 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended February 28,	2011	2010
From net investment income
Class A	$ 67,506	$ 15,094
Class T	39,660	11,817
Class B	6,185	821
Class C	26,169	5,697
Telecommunications	7,180,244	2,311,098
Institutional Class	46,931	10,888
Total	$ 7,366,695	$ 2,355,415
From net realized gain
Class A	$ -	$ 4,245
Class T	-	827
Class B	-	139
Class C	-	504
Telecommunications	-	396,621
Institutional Class	-	231
Total	$ -	$ 402,567

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended February 28,	2011	2010	2011	2010
Class A
Shares sold	40,645	88,778	$ 1,741,332	$ 3,085,616
Reinvestment of distributions	1,359	476	59,381	17,722
Shares redeemed	(39,099)	(79,650)	(1,642,347)	(2,900,645)
Net increase (decrease)	2,905	9,604	$ 158,366	$ 202,693
Class T
Shares sold	23,206	45,905	$ 981,887	$ 1,589,430
Reinvestment of distributions	894	314	39,051	12,167
Shares redeemed	(17,166)	(14,845)	(731,684)	(532,433)
Net increase (decrease)	6,934	31,374	$ 289,254	$ 1,069,164
Class B
Shares sold	3,985	15,431	$ 164,934	$ 522,557
Reinvestment of distributions	125	22	5,371	836
Shares redeemed	(6,122)	(11,987)	(254,241)	(408,765)
Net increase (decrease)	(2,012)	3,466	$ (83,936)	$ 114,628
Class C
Shares sold	29,965	62,598	$ 1,283,190	$ 2,159,620
Reinvestment of distributions	433	129	18,769	5,000
Shares redeemed	(22,865)	(19,418)	(981,215)	(702,765)
Net increase (decrease)	7,533	43,309	$ 320,744	$ 1,461,855
Telecommunications
Shares sold	3,169,647	3,331,732	$ 131,656,721	$ 111,276,252
Reinvestment of distributions	156,783	68,653	6,893,743	2,606,513
Shares redeemed	(3,199,430)	(3,325,834)	(139,972,066)	(116,676,048)
Net increase (decrease)	127,000	74,551	$ (1,421,602)	$ (2,793,283)
Institutional Class
Shares sold	131,873	35,372	$ 5,646,597	$ 1,243,451
Reinvestment of distributions	800	37	36,161	1,435
Shares redeemed	(124,838)	(8,744)	(5,631,269)	(310,916)
Net increase (decrease)	7,835	26,665	$ 51,489	$ 933,970

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Select Portfolios and the Shareholders of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio:

In our opinion, the accompanying statements of assets and liabilities (consolidated statement of assets and liabilities for Gold Portfolio), including the schedules of investments (consolidated schedule of investments for Gold Portfolio), and the related statements of operations (consolidated statement of operations for Gold Portfolio) and of changes in net assets (consolidated changes in net assets for Gold Portfolio) and the financial highlights (consolidated financial highlights for Gold Portfolio) present fairly, in all material respects, the financial positions of Consumer Staples Portfolio, Gold Portfolio, Materials Portfolio, and Telecommunications Portfolio (funds of Fidelity Select Portfolios) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Select Portfolios' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 19, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Consumer Staples Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/18/11	04/15/11	$0.175	$0.465
Gold Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/18/11	04/15/11	$0.000	$2.035
Materials Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/18/11	04/15/11	$0.000	$0.000
Telecommunications Portfolio	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	04/18/11	04/15/11	$0.032	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Staples Portfolio	$20,272,367
Gold Portfolio	$245,927,697

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	April 2010	December 2010
Consumer Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	0%	2%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	April 2010	December 2010
Consumers Staples Portfolio
Institutional Class	100%	100%
Gold Portfolio
Institutional Class	4%	9%
Materials Portfolio
Institutional Class	100%	100%
Telecommunications Portfolio
Institutional Class	100%	100%

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Gold Portfolio
Institutional Class	04/12/2010	$0.023	$0.0023
	12/13/2010	$0.101	$0.0085

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

ASGMTI-UANN-0411
1.845768.104

Item 2. Code of Ethics

As of the end of the period, February 28, 2011, Fidelity Select Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Air Transportation Portfolio, Automotive Portfolio, Banking Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Chemicals Portfolio, Communications Equipment Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Discretionary Portfolio, Consumer Finance Portfolio, Consumer Staples Portfolio, Defense and Aerospace Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environment and Alternative Energy Portfolio, Financial Services Portfolio, Gold Portfolio, Health Care Portfolio, Industrial Equipment Portfolio, Industrials Portfolio, Insurance Portfolio, IT Services Portfolio, Leisure Portfolio, Materials Portfolio, Medical Delivery Portfolio, Medical Equipment and Systems Portfolio, Multimedia Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Pharmaceuticals Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Portfolio and Wireless Portfolio (the "Funds"):

Services Billed by PwC

February 28, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$32,000	$-	$2,700	$2,100
Automotive Portfolio	$32,000	$-	$2,700	$2,100
Banking Portfolio	$33,000	$-	$2,700	$2,300
Biotechnology Portfolio	$34,000	$-	$2,700	$2,600
Brokerage and Investment Management Portfolio	$33,000	$-	$2,700	$2,300
Chemicals Portfolio	$32,000	$-	$2,700	$2,300
Communications Equipment Portfolio	$33,000	$-	$2,700	$2,200
Computers Portfolio	$33,000	$-	$2,700	$2,300
Construction and Housing Portfolio	$32,000	$-	$2,700	$2,100
Consumer Discretionary Portfolio	$32,000	$-	$2,700	$2,100
Consumer Finance Portfolio	$32,000	$-	$2,700	$2,100
Consumer Staples Portfolio	$39,000	$-	$2,700	$2,800
Defense and Aerospace Portfolio	$33,000	$-	$2,700	$2,400
Electronics Portfolio	$34,000	$-	$2,700	$2,600
Energy Portfolio	$35,000	$-	$2,900	$3,200
Energy Service Portfolio	$34,000	$-	$2,700	$2,800
Environment and Alternative Energy Portfolio	$32,000	$-	$2,700	$2,000
Financial Services Portfolio	$33,000	$-	$2,700	$2,300
Gold Portfolio	$59,000	$-	$6,400	$4,400
Health Care Portfolio	$34,000	$-	$2,700	$3,000
Industrial Equipment Portfolio	$36,000	$-	$2,700	$2,100
Industrials Portfolio	$33,000	$-	$2,700	$2,200
Insurance Portfolio	$32,000	$-	$2,700	$2,100
IT Services Portfolio	$32,000	$-	$2,700	$2,100
Leisure Portfolio	$33,000	$-	$2,700	$2,200
Materials Portfolio	$38,000	$-	$2,700	$2,500
Medical Delivery Portfolio	$33,000	$-	$2,700	$2,300
Medical Equipment and Systems Portfolio	$34,000	$-	$2,700	$2,800
Multimedia Portfolio	$32,000	$-	$2,700	$2,100
Natural Gas Portfolio	$33,000	$-	$2,700	$2,600
Natural Resources Portfolio	$34,000	$-	$2,700	$2,800
Pharmaceuticals Portfolio	$32,000	$-	$2,700	$2,200
Retailing Portfolio	$32,000	$-	$2,700	$2,100
Software and Computer Services Portfolio	$34,000	$-	$2,700	$2,600
Technology Portfolio	$35,000	$-	$2,700	$3,300
Telecommunications Portfolio	$37,000	$-	$2,700	$2,200
Transportation Portfolio	$33,000	$-	$2,700	$2,200
Utilities Portfolio	$32,000	$-	$2,700	$2,200
Wireless Portfolio	$32,000	$-	$2,700	$2,200

February 28, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Air Transportation Portfolio	$31,000	$-	$2,600	$1,600
Automotive Portfolio	$31,000	$-	$2,600	$1,600
Banking Portfolio	$32,000	$-	$2,600	$1,700
Biotechnology Portfolio	$35,000	$-	$2,600	$2,400
Brokerage and Investment Management Portfolio	$33,000	$-	$2,600	$1,900
Chemicals Portfolio	$33,000	$-	$2,600	$1,800
Communications Equipment Portfolio	$38,000	$-	$2,600	$1,700
Computers Portfolio	$33,000	$-	$2,600	$1,800
Construction and Housing Portfolio	$31,000	$-	$2,600	$1,600
Consumer Discretionary Portfolio	$31,000	$-	$2,600	$1,600
Consumer Finance Portfolio	$32,000	$-	$2,600	$1,600
Consumer Staples Portfolio	$38,000	$-	$2,600	$2,300
Defense and Aerospace Portfolio	$32,000	$-	$2,600	$1,900
Electronics Portfolio	$34,000	$-	$2,600	$2,200
Energy Portfolio	$35,000	$-	$2,800	$2,900
Energy Service Portfolio	$35,000	$-	$2,600	$2,400
Environment and Alternative Energy Portfolio	$32,000	$-	$2,600	$1,600
Financial Services Portfolio	$32,000	$-	$4,100	$1,800
Gold Portfolio	$58,000	$-	$9,300	$3,500
Health Care Portfolio	$34,000	$-	$2,600	$2,600
Industrial Equipment Portfolio	$35,000	$-	$2,600	$1,600
Industrials Portfolio	$32,000	$-	$2,600	$1,600
Insurance Portfolio	$31,000	$-	$2,600	$1,600
IT Services Portfolio	$31,000	$-	$2,600	$1,600
Leisure Portfolio	$32,000	$-	$2,600	$1,700
Materials Portfolio	$43,000	$-	$2,600	$1,900
Medical Delivery Portfolio	$32,000	$-	$2,600	$1,800
Medical Equipment and Systems Portfolio	$34,000	$-	$2,600	$2,400
Multimedia Portfolio	$31,000	$-	$2,600	$1,600
Natural Gas Portfolio	$35,000	$-	$2,600	$2,300
Natural Resources Portfolio	$34,000	$-	$2,600	$2,500
Pharmaceuticals Portfolio	$32,000	$-	$2,600	$1,600
Retailing Portfolio	$33,000	$-	$2,600	$1,600
Software and Computer Services Portfolio	$33,000	$-	$2,600	$2,000
Technology Portfolio	$34,000	$-	$2,600	$2,500
Telecommunications Portfolio	$36,000	$-	$2,600	$1,700
Transportation Portfolio	$33,000	$-	$2,600	$1,600
Utilities Portfolio	$32,000	$-	$2,600	$1,800
Wireless Portfolio	$32,000	$-	$2,600	$1,800

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 28, 2011A	February 28, 2010A
Audit-Related Fees	$2,550,000	$2,250,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2011 A	February 28, 2010 A
PwC	$5,155,000	$4,465,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Select Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 27, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	April 27, 2011